UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

February 29, 2016

COLUMBIA CONVERTIBLE SECURITIES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA CONVERTIBLE SECURITIES FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Important Information About This Report	47

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Convertible Securities Fund (the Fund) Class A shares returned -15.46% excluding sales charges for the 12-month period ended February 29, 2016.

■  The Fund underperformed its benchmark, the BofAML All Convertibles All Qualities Index, which returned -11.70% for the same time period.

■  In a difficult period for the convertibles market, the Fund underperformed its benchmark. Several technology and biotechnology positions were a significant drag on relative results.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	09/25/87
Excluding sales charges		-15.46	3.85	4.26
Including sales charges		-20.31	2.62	3.65
Class B	07/15/98
Excluding sales charges		-16.05	3.07	3.48
Including sales charges		-19.90	2.73	3.48
Class C	10/21/96
Excluding sales charges		-16.06	3.06	3.48
Including sales charges		-16.83	3.06	3.48
Class I*	09/27/10	-15.06	4.27	4.50
Class R*	11/16/11	-15.63	3.57	3.91
Class R4*	11/08/12	-15.21	4.03	4.36
Class R5*	11/08/12	-15.13	4.11	4.40
Class W*	11/16/11	-15.43	3.81	4.16
Class Y*	10/01/14	-15.09	3.97	4.33
Class Z	05/21/99	-15.21	4.10	4.54
BofAML All Convertibles All Qualities Index		-11.70	5.40	5.62

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/
mutual-funds/appended-performance for more information.

The BofAML All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA CONVERTIBLE SECURITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA CONVERTIBLE SECURITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

David King, CFA

Yan Jin

Top Ten Holdings (%) (at February 29, 2016)
Allergan PLC, 5.500%	3.8
Intel Corp. 08/01/39 3.250%	3.3
Teva Pharmaceutical Industries Ltd., 7.000%	3.1
Microchip Technology, Inc. 02/15/25 1.625%	2.7
Bank of America Corp., 7.250%	2.3
NextEra Energy, Inc., 6.371%	2.2
Lam Research Corp.	1.8
Priceline Group, Inc. (The) 03/15/18 1.000%	1.8
NVIDIA Corp. 12/01/18 1.000%	1.7
Salesforce.com, Inc. 04/01/18 0.250%	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	2.4
Convertible Bonds	66.9
Convertible Preferred Stocks	27.6
Equity-Linked Notes	1.2
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

For the 12-month period ended February 29, 2016, the Fund's Class A shares returned -15.46% excluding sales charges. The Fund underperformed its benchmark, the BofAML All Convertibles All Qualities Index, which returned -11.70% for the same time period. Several technology and biotechnology positions were a significant drag on relative results.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned negative over the 12-month period that ended February 29, 2016, as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of growth.

Despite these setbacks, the U.S. economy continued to expand for the seventh consecutive year. U.S. labor markets recovered to full employment and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the period as a new industry regulation led to longer closing periods. Manufacturing activity softened, putting a damper on growth.

Modest stock market gains in the first half of the period were wiped out in the second half. The S&P 500 Index, a broad measure of U.S. stock market performance, returned -6.19%, including dividends. Large-cap stocks held up better than mid- and small-cap stocks, and growth stocks outperformed value stocks. Convertible securities finished the year lower than domestic equities.

In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. Mixed economic signals early in 2016 put additional rate hikes on hold — at least for now.

A Challenging Period for the Convertibles Market

As the period began, the equity sensitivity of the convertibles market was considerably higher than its historical norm. Convertible issuance failed to keep up with demand during the years of strong equity market performance, from early 2009 through 2015, while interest rates remained low. As a result, older, in-the-money issues were highly sensitive to equity market movements. As stock prices fell across most market sectors and capitalization ranges, convertible securities suffered even more than the broad stock market, because convertible issuers tend to be smaller and more capital-intensive than the large-cap companies that dominate the S&P 500 Index. In addition to higher equity sensitivity, the convertibles market also suffered because credit spreads widened. (The majority of the convertibles market is non investment grade or Not Rated so widening spreads adversely affect prices.)

Annual Report 2016
4

COLUMBIA CONVERTIBLE SECURITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Contributors and Detractors

Solid returns from Tyson Foods and Post Foods helped bolster results during the period. Tyson Foods has done a good job in integrating its acquisition of Hillshire Brands, which it acquired in 2014. The company has benefited from a consumer shift to protein-based diets and from lowered grain costs. An overweight in NextEra Energy in the utilities sector also aided returns.

Disappointments in several key names in the information technology and biotechnology sectors generally accounted for the Fund's shortfall relative to its benchmark. Positions in technology companies Micron and SunEdison, both long-term Fund holdings, dropped sharply. We reduced the Fund's exposure to Micron, a leading semiconductor multinational, during the period, but its substantial decline was a significant drag on Fund performance. A cloud of concern regarding accounting practices and management accountability hung over SunEdison, a global renewable energy company, and we sold the position. In biotechnology, bonds of Clovis Oncology and PTC Therapeutics suffered sharp losses. With a cancer drug that showed promise in shrinking tumor growth in Phase I clinical trials, Clovis fell sharply after Phase III trials failed to support earlier results. PTC, a pharmaceutical company focused on the development of small molecule, orally-administered treatments for orphan diseases, has a drug that targets Duchenne muscular dystrophy. However, the company has not been able to design a satisfactory trial to earn FDA approval, even though the drug has already been approved for use in Europe. The Fund's positions in Clovis and PTC are small and we held on to both of them. A position in Chesapeake Energy convertible preferred stock was a drag on performance. The company suspended its dividend and we sold it. Underexposure to the banking industry, which was relatively stable, also negatively impacted performance.

At Period's End

We believe the downdraft in the convertible securities market over the past 12 months has resulted in more attractive valuations and a more normal sensitivity to the equity market. While we are disappointed in last year's performance, we believe the environment at period's end was more attractive for our flexible management style. We continue to use bottom-up security selection to target convertible securities and other income-generating securities that have the potential for both price appreciation and high current income.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the fund investing in lower yielding debt instruments, lowering the fund's income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund's return. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Short positions (where the underlying asset is not owned) can create unlimited risk. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA CONVERTIBLE SECURITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	886.80	1,019.24	5.30	5.67	1.13
Class B	1,000.00	1,000.00	883.80	1,015.51	8.81	9.42	1.88
Class C	1,000.00	1,000.00	883.40	1,015.51	8.80	9.42	1.88
Class I	1,000.00	1,000.00	889.00	1,021.28	3.38	3.62	0.72
Class R	1,000.00	1,000.00	886.10	1,018.00	6.47	6.92	1.38
Class R4	1,000.00	1,000.00	887.90	1,020.49	4.13	4.42	0.88
Class R5	1,000.00	1,000.00	888.80	1,021.03	3.62	3.87	0.77
Class W	1,000.00	1,000.00	887.10	1,019.24	5.30	5.67	1.13
Class Y	1,000.00	1,000.00	888.70	1,021.28	3.38	3.62	0.72
Class Z	1,000.00	1,000.00	888.20	1,020.49	4.13	4.42	0.88

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 2.3%

Issuer	Shares	Value ($)
INDUSTRIALS 0.5%
Transportation Infrastructure 0.5%
Macquarie Infrastructure Corp.	61,000	3,724,050
Total Industrials		3,724,050
INFORMATION TECHNOLOGY 1.8%
Semiconductors & Semiconductor Equipment 1.8%
Lam Research Corp.	167,000	12,241,100
Total Information Technology		12,241,100
MATERIALS — %
Metals & Mining — %
Jaguar Mining, Inc.(a)	1,244,388	174,748
Total Materials		174,748
Total Common Stocks (Cost: $15,219,854)		16,139,898

Convertible Preferred Stocks 27.3%

CONSUMER STAPLES 2.8%
Food Products 2.8%
Bunge Ltd., 4.875%	105,200	8,358,898
Tyson Foods, Inc., 4.750%	147,300	10,620,330
Total		18,979,228
Total Consumer Staples		18,979,228
ENERGY 2.6%
Oil, Gas & Consumable Fuels 2.6%
Anadarko Petroleum Corp., 7.500%	140,000	4,190,200
Hess Corp., 8.000%	105,000	5,846,400
Kinder Morgan, Inc., 9.750%	121,100	5,293,281
Penn Virginia Corp., 6.000%	69,700	20,687
Southwestern Energy Co., 6.250%	165,000	2,352,900
Total		17,703,468
Total Energy		17,703,468
FINANCIALS 9.1%
Banks 2.2%
Bank of America Corp., 7.250%	13,900	15,311,545

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 1.7%
AMG Capital Trust II, 5.150%	148,400	7,308,700
Cowen Group, Inc., 5.625%(c)(d)	6,200	4,134,625
Total		11,443,325
Real Estate Investment Trusts (REITs) 5.2%
Alexandria Real Estate Equities, Inc., 7.000%	281,300	7,763,880
American Tower Corp., 5.250%	59,900	5,930,100
American Tower Corp., 5.500%	66,200	6,444,570
Crown Castle International Corp., 4.500%	81,500	8,659,375
Welltower, Inc., 5.510%	122,500	7,133,175
Total		35,931,100
Total Financials		62,685,970
HEALTH CARE 7.9%
Health Care Providers & Services 1.3%
Anthem, Inc., 5.250%	200,000	8,848,000
Pharmaceuticals 6.6%
Allergan PLC, 5.500%	26,000	25,115,480
Teva Pharmaceutical Industries Ltd., 7.000%	22,700	20,600,250
Total		45,715,730
Total Health Care		54,563,730
MATERIALS 0.5%
Chemicals 0.5%
A. Schulman, Inc., 6.000%	5,175	3,450,897
Total Materials		3,450,897
TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 1.3%
Frontier Communications Corp., 11.125%	85,400	8,659,560
Wireless Telecommunication Services 1.0%
T-Mobile USA, Inc., 5.500%	107,200	6,868,304
Total Telecommunication Services		15,527,864
UTILITIES 2.1%
Electric Utilities 2.1%
NextEra Energy, Inc., 6.371%	264,700	14,690,850
Total Utilities		14,690,850
Total Convertible Preferred Stocks (Cost: $201,476,577)		187,602,007

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Convertible Bonds 66.2%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AUTOMOTIVE 0.8%
Navistar International Corp. 04/15/19	4.750%	14,580,000	5,376,375
BUILDING MATERIALS 0.5%
Cemex SAB de CV 03/15/18	3.750%	4,000,000	3,677,500
CONSUMER PRODUCTS 1.3%
Jarden Corp. 09/15/18	1.875%	5,250,000	8,875,781
ELECTRIC 2.1%
NRG Yield, Inc.(c) 06/01/20	3.250%	9,400,000	7,672,750
SunPower Corp.(c) 01/15/23	4.000%	6,900,000	7,170,894
Total			14,843,644
FINANCE COMPANIES 0.8%
Air Lease Corp. 12/01/18	3.875%	4,570,000	5,835,319
HEALTH CARE 3.6%
Brookdale Senior Living, Inc. 06/15/18	2.750%	4,920,000	4,655,550
Endologix, Inc. 11/01/20	3.250%	4,600,000	4,579,875
Fluidigm Corp. 02/01/34	2.750%	8,040,000	3,937,285
Immunomedics, Inc. 02/15/20	4.750%	4,970,000	3,485,734
Invacare Corp.(c) 02/15/21	5.000%	3,385,000	3,273,701
Novavax, Inc.(c) 02/01/23	3.750%	5,300,000	4,671,155
Total			24,603,300
HEALTHCARE INSURANCE 1.1%
Molina Healthcare, Inc. 08/15/44	1.625%	6,050,000	7,430,156
HOME CONSTRUCTION 0.6%
CalAtlantic Group, Inc. 05/15/18	1.625%	3,620,000	4,208,250

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INDEPENDENT ENERGY 1.0%
Pattern Energy Group, Inc.(c) 07/15/20	4.000%	6,420,000	5,368,725
Stone Energy Corp. 03/01/17	1.750%	2,810,000	1,545,500
Total			6,914,225
INTEGRATED ENERGY —%
Ascent Resources — Utica LLC(c)(e) 03/01/21	3.500%	4,865,272	201,422
MEDIA AND ENTERTAINMENT 2.2%
Liberty Interactive LLC 03/30/43	0.750%	6,700,000	10,410,125
Pandora Media, Inc.(c) 12/01/20	1.750%	5,180,000	4,678,187
Total			15,088,312
MIDSTREAM 0.6%
Scorpio Tankers, Inc.(c) 07/01/19	2.375%	4,790,000	3,947,650
OIL FIELD SERVICES 0.6%
Cobalt International Energy, Inc. 12/01/19	2.625%	8,450,000	3,865,892
Energy XXI Ltd. 12/15/18	3.000%	10,830,000	65,002
Total			3,930,894
OTHER FINANCIAL INSTITUTIONS 2.3%
American Energy-Permian Basin LLC Junior Subordinated PIK(c) 05/01/22	8.000%	5,200,000	754,000
Encore Capital Group, Inc. 03/15/21	2.875%	5,610,000	3,576,375
Forest City Realty Trust, Inc. 08/15/20	3.625%	7,995,000	7,975,012
Walter Investment Management Corp. 11/01/19	4.500%	7,130,000	3,832,375
Total			16,137,762
OTHER INDUSTRY 0.5%
General Cable Corp. Subordinated(f) 11/15/29	4.500%	8,610,000	3,207,225

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OTHER REIT 4.0%
Blackstone Mortgage Trust, Inc. 12/01/18	5.250%	4,440,000	4,445,061
Colony Starwood Homes 07/01/19	3.000%	3,376,000	3,205,090
Extra Space Storage LP(c) 10/01/35	3.125%	7,310,000	7,949,625
RWT Holdings, Inc 11/15/19	5.625%	4,840,000	4,356,000
Starwood Property Trust, Inc. 10/15/17	3.750%	7,770,000	7,570,894
Total			27,526,670
OTHER UTILITY 0.6%
EnerNOC, Inc. 08/15/19	2.250%	6,100,000	3,972,826
PHARMACEUTICALS 10.1%
AMAG Pharmaceuticals, Inc. 02/15/19	2.500%	4,100,000	4,707,313
ARIAD Pharmaceuticals, Inc.(c) 06/15/19	3.625%	4,900,000	4,455,227
Aegerion Pharmaceuticals, Inc. 08/15/19	2.000%	8,260,000	4,582,235
BioMarin Pharmaceutical, Inc. 10/15/20	1.500%	9,500,000	11,132,812
Clovis Oncology, Inc. 09/15/21	2.500%	3,100,000	2,073,125
Corsicanto Ltd. 01/15/32	3.500%	5,550,000	4,381,031
Impax Laboratories, Inc.(c) 06/15/22	2.000%	7,690,000	6,906,581
Incyte Corp. 11/15/20	1.250%	4,800,000	7,648,608
Jazz Investments I Ltd. 08/15/21	1.875%	4,290,000	4,309,262
Medicines Co. (The) 01/15/22	2.500%	4,110,000	4,728,021
Merrimack Pharmaceuticals, Inc. 07/15/20	4.500%	3,020,000	3,554,163
PTC Therapeutics, Inc.(c) 08/15/22	3.000%	5,900,000	2,743,500
Pacira Pharmaceuticals, Inc. 02/01/19	3.250%	1,650,000	3,545,289
TESARO, Inc. 10/01/21	3.000%	3,270,000	4,518,731
Total			69,285,898

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PROPERTY & CASUALTY 1.8%
MGIC Investment Corp. 04/01/20	2.000%	3,620,000	4,178,838
MGIC Investment Corp.(c)(f) Junior Subordinated 04/01/63	9.000%	7,820,000	8,606,887
Total			12,785,725
RAILROADS 1.0%
Greenbrier Companies, Inc. (The) 04/01/18	3.500%	6,700,000	6,905,188
REFINING 0.4%
Clean Energy Fuels Corp.(c) 10/01/18	5.250%	5,820,000	2,771,868
RETAILERS 3.2%
Iconix Brand Group, Inc. 06/01/16	2.500%	2,800,000	2,593,500
03/15/18	1.500%	7,100,000	3,900,562
Priceline Group, Inc. (The) 03/15/18	1.000%	8,490,000	11,901,919
Restoration Hardware Holdings, Inc.(b)(c) 07/15/20	0.000%	4,825,000	3,355,402
Total			21,751,383
TECHNOLOGY 24.0%
Broadsoft, Inc.(c) 09/01/22	1.000%	4,200,000	4,724,286
Ciena Corp. 12/15/20	4.000%	4,180,000	5,379,137
Ciena Corp.(c) 10/15/18	3.750%	1,510,000	1,846,202
Ctrip.com International Ltd.(c) 07/01/25	1.990%	3,900,000	4,087,688
Envestnet, Inc. 12/15/19	1.750%	7,000,000	5,796,875
Exelixis, Inc. 08/15/19	4.250%	3,890,000	3,578,800
FireEye, Inc.(c) 06/01/35	1.625%	6,800,000	5,355,000
Integrated Device Technology, Inc.(c) 11/15/22	0.875%	5,340,000	4,802,662
Intel Corp. Junior Subordinated 08/01/39	3.250%	14,920,000	22,137,550
LinkedIn Corp. 11/01/19	0.500%	5,340,000	4,762,613

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Microchip Technology, Inc. 02/15/25	1.625%	18,750,000	17,988,281
Micron Technology, Inc. 02/15/33	2.125%	3,150,000	3,760,313
NVIDIA Corp. 12/01/18	1.000%	7,190,000	11,557,925
NXP Semiconductors NV 12/01/19	1.000%	6,700,000	7,089,270
Nuance Communications, Inc.(c) 12/15/35	1.000%	7,320,000	6,981,889
Palo Alto Networks, Inc.(b) 07/01/19	0.000%	5,330,000	7,618,569
Red Hat, Inc. 10/01/19	0.250%	4,430,000	5,152,644
Salesforce.com, Inc. 04/01/18	0.250%	9,510,000	11,340,675
ServiceNow, Inc.(b) 11/01/18	0.000%	4,960,000	5,161,500
SunEdison, Inc.(c) 07/02/18	5.000%	4,320,000	2,748,600
TiVo, Inc. 10/01/21	2.000%	10,095,000	8,650,910
Workday, Inc. 07/15/20	1.500%	7,750,000	8,234,375
j2 Global, Inc. 06/15/29	3.250%	5,094,000	6,208,312
Total			164,964,076
TOBACCO 1.1%
Vector Group Ltd.(f) 04/15/20	1.750%	6,520,000	7,305,399
TRANSPORTATION SERVICES 1.5%
Atlas Air Worldwide Holdings, Inc. 06/01/22	2.250%	5,530,000	4,216,625
Echo Global Logistics, Inc. 05/01/20	2.500%	6,500,000	6,179,063
Total			10,395,688

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
WIRELESS 0.5%
Gogo, Inc.(c) 03/01/20	3.750%	4,500,000	3,437,640
Total Convertible Bonds (Cost: $516,191,847)			455,380,176

Equity-Linked Notes 1.2%

Issuer	Coupon Rate	Shares	Value ($)
Nomura Resecuritization Trust (linked to common stock of Yahoo!, Inc.)(c) 11/22/16	1.720%	10,000	8,254,000
Total Equity-Linked Notes (Cost: $10,000,000)			8,254,000

Money Market Funds 1.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(g)(h)	13,331,793	13,331,793
Total Money Market Funds (Cost: $13,331,793)		13,331,793
Total Investments (Cost: $756,220,071)		680,707,874
Other Assets & Liabilities, Net		7,278,935
Net Assets		687,986,809

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Zero coupon bond.

(c)  Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund's Board of Trustees. At February 29, 2016, the value of these securities amounted to $120,920,853 or 17.58% of net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Notes to Portfolio of Investments (continued)

(d)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at February 29, 2016 was $4,134,625, which represents 0.60% of net assets. Information concerning such security holdings at February 29, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
Cowen Group, Inc.	05/14/2015 – 10/15/2015	6,054,868

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2016, the value of these securities amounted to $201,422, which represents 0.03% of net assets.

(f)  Variable rate security.

(g)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(h)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	71,773,939	563,528,037	(621,970,183)	13,331,793	64,841	13,331,793

Abbreviation Legend

PIK    Payment-in-Kind

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Industrials	3,724,050	—	—	3,724,050
Information Technology	12,241,100	—	—	12,241,100
Materials	—	174,748	—	174,748
Total Common Stocks	15,965,150	174,748	—	16,139,898
Convertible Preferred Stocks
Consumer Staples	10,620,330	8,358,898	—	18,979,228
Energy	17,682,781	20,687	—	17,703,468
Financials	43,478,765	19,207,205	—	62,685,970
Health Care	54,563,730	—	—	54,563,730
Materials	—	3,450,897	—	3,450,897
Telecommunication Services	15,527,864	—	—	15,527,864
Utilities	14,690,850	—	—	14,690,850
Total Convertible Preferred Stocks	156,564,320	31,037,687	—	187,602,007
Convertible Bonds	—	455,178,754	201,422	455,380,176
Equity-Linked Notes	—	8,254,000	—	8,254,000
Money Market Funds	—	13,331,793	—	13,331,793
Total Investments	172,529,470	507,976,982	201,422	680,707,874

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA CONVERTIBLE SECURITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
22,819,599	71,773,939	71,773,939	22,819,599

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain convertible bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the closing prices of similar securities from the issuer and quoted bids from market participants. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $742,888,278)	$667,376,081
Affiliated issuers (identified cost $13,331,793)	13,331,793
Total investments (identified cost $756,220,071)	680,707,874
Receivable for:
Investments sold	4,084,930
Capital shares sold	794,968
Regulatory settlements (Note 6)	2,024,844
Dividends	883,810
Interest	3,211,908
Foreign tax reclaims	4,964
Expense reimbursement due from Investment Manager	8,302
Prepaid expenses	3,285
Total assets	691,724,885
Liabilities
Payable for:
Investments purchased	1,648,189
Capital shares purchased	1,736,968
Investment management fees	45,663
Distribution and/or service fees	9,927
Transfer agent fees	120,763
Compensation of board members	118,198
Other expenses	58,368
Total liabilities	3,738,076
Net assets applicable to outstanding capital stock	$687,986,809
Represented by
Paid-in capital	$832,478,384
Excess of distributions over net investment income	(12,397,015)
Accumulated net realized loss	(56,582,363)
Unrealized appreciation (depreciation) on:
Investments	(75,512,197)
Total — representing net assets applicable to outstanding capital stock	$687,986,809

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$287,363,558
Shares outstanding	19,063,435
Net asset value per share	$15.07
Maximum offering price per share(a)	$15.99
Class B
Net assets	$325,984
Shares outstanding	22,091
Net asset value per share	$14.76
Class C
Net assets	$47,322,015
Shares outstanding	3,150,210
Net asset value per share	$15.02
Class I
Net assets	$92,808,008
Shares outstanding	6,139,006
Net asset value per share	$15.12
Class R
Net assets	$2,429,483
Shares outstanding	161,329
Net asset value per share	$15.06
Class R4
Net assets	$14,556,018
Shares outstanding	956,854
Net asset value per share	$15.21
Class R5
Net assets	$38,716,754
Shares outstanding	2,547,075
Net asset value per share	$15.20
Class W
Net assets	$79,033
Shares outstanding	5,258
Net asset value per share	$15.03
Class Y
Net assets	$811,977
Shares outstanding	53,035
Net asset value per share	$15.31
Class Z
Net assets	$203,573,979
Shares outstanding	13,485,127
Net asset value per share	$15.10

(a)   The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$16,433,385
Dividends — affiliated issuers	64,841
Interest	22,530,655
Foreign taxes withheld	(12,958)
Total income	39,015,923
Expenses:
Investment management fees	9,586,364
Distribution and/or service fees
Class A	1,021,304
Class B	5,415
Class C	586,234
Class R	12,342
Class W	274
Transfer agent fees
Class A	696,787
Class B	928
Class C	99,903
Class R	4,202
Class R4	12,077
Class R5	24,051
Class W	187
Class Z	1,035,617
Compensation of board members	19,780
Custodian fees	13,304
Printing and postage fees	89,968
Registration fees	159,628
Audit fees	26,473
Legal fees	15,622
Line of credit interest expense	820
Other	30,752
Total expenses	13,442,032
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,457,434)
Expense reductions	(823)
Total net expenses	11,983,775
Net investment income	27,032,148
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(16,275,531)
Net realized loss	(16,275,531)
Net change in unrealized appreciation (depreciation) on:
Investments	(200,070,407)
Net change in unrealized depreciation	(200,070,407)
Net realized and unrealized loss	(216,345,938)
Net decrease in net assets from operations	$(189,313,790)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015(a)
Operations
Net investment income	$27,032,148	$19,213,540
Net realized gain (loss)	(16,275,531)	55,080,911
Net change in unrealized appreciation (depreciation)	(200,070,407)	10,796,258
Net increase (decrease) in net assets resulting from operations	(189,313,790)	85,090,709
Distributions to shareholders
Net investment income
Class A	(16,658,219)	(8,111,104)
Class B	(17,677)	(12,501)
Class C	(2,007,085)	(662,725)
Class I	(4,443,055)	(3,391,208)
Class R	(95,818)	(48,972)
Class R4	(326,791)	(58,689)
Class R5	(2,191,849)	(424,817)
Class W	(4,400)	(133,841)
Class Y	(20,617)	(17)
Class Z	(26,170,543)	(14,725,315)
Net realized gains
Class A	(19,727,332)	(9,082,238)
Class B	(24,780)	(20,052)
Class C	(2,849,900)	(1,153,184)
Class I	(4,944,158)	(2,791,830)
Class R	(117,595)	(61,052)
Class R4	(377,157)	(66,065)
Class R5	(2,468,120)	(574,489)
Class W	(5,014)	(3,675)
Class Y	(24,015)	(39)
Class Z	(27,058,521)	(16,567,793)
Total distributions to shareholders	(109,532,646)	(57,889,606)
Increase (decrease) in net assets from capital stock activity	(412,864,188)	365,660,577
Proceeds from regulatory settlements (Note 6)	2,024,844	—
Total increase (decrease) in net assets	(709,685,780)	392,861,680
Net assets at beginning of year	1,397,672,589	1,004,810,909
Net assets at end of year	$687,986,809	$1,397,672,589
Excess of distributions over net investment income	$(12,397,015)	$(1,111,742)

(a) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	12,352,035	231,983,036	12,962,037	248,929,628
Distributions reinvested	1,571,465	27,455,353	634,558	12,068,927
Redemptions	(14,668,791)	(254,690,503)	(10,623,258)	(202,931,014)
Net increase (decrease)	(745,291)	4,747,886	2,973,337	58,067,541
Class B shares
Subscriptions	1,314	23,981	6,119	115,500
Distributions reinvested	1,961	33,712	1,274	23,780
Redemptions(b)	(19,120)	(337,598)	(17,733)	(330,055)
Net decrease	(15,845)	(279,905)	(10,340)	(190,775)
Class C shares
Subscriptions	1,290,638	24,068,740	1,451,455	27,745,546
Distributions reinvested	206,814	3,569,741	61,615	1,165,961
Redemptions	(1,155,102)	(19,798,270)	(388,218)	(7,367,326)
Net increase	342,350	7,840,211	1,124,852	21,544,181
Class I shares
Subscriptions	2,384,196	42,866,730	148,653	2,866,277
Distributions reinvested	534,145	9,386,974	323,085	6,182,897
Redemptions	(1,732,931)	(32,422,280)	(3,326,073)	(64,334,483)
Net increase (decrease)	1,185,410	19,831,424	(2,854,335)	(55,285,309)
Class R shares
Subscriptions	98,545	1,714,501	45,507	870,161
Distributions reinvested	3,267	56,327	1,012	19,251
Redemptions	(64,082)	(1,117,034)	(49,087)	(937,748)
Net increase (decrease)	37,730	653,794	(2,568)	(48,336)
Class R4 shares
Subscriptions	935,079	15,894,748	207,877	4,043,798
Distributions reinvested	40,974	703,718	6,518	124,620
Redemptions	(172,912)	(2,979,813)	(96,040)	(1,844,277)
Net increase	803,141	13,618,653	118,355	2,324,141
Class R5 shares
Subscriptions	2,420,461	45,527,134	1,902,273	36,662,649
Distributions reinvested	265,552	4,658,813	52,437	997,562
Redemptions	(1,960,952)	(34,643,256)	(181,542)	(3,493,997)
Net increase	725,061	15,542,691	1,773,168	34,166,214

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Subscriptions	—	—	39,675	750,663
Distributions reinvested	524	9,188	7,216	137,388
Redemptions	(1,924)	(34,023)	(1,506,880)	(28,229,007)
Net decrease	(1,400)	(24,835)	(1,459,989)	(27,340,956)
Class Y shares
Subscriptions	50,248	896,678	3,087	59,000
Distributions reinvested	2,693	44,411	—	—
Redemptions	(2,993)	(55,617)	—	—
Net increase	49,948	885,472	3,087	59,000
Class Z shares
Subscriptions	17,333,134	321,527,408	26,318,341	498,393,075
Distributions reinvested	863,758	15,168,494	272,902	5,186,538
Redemptions	(46,485,741)	(812,375,481)	(8,991,309)	(171,214,737)
Net increase (decrease)	(28,288,849)	(475,679,579)	17,599,934	332,364,876
Total net increase (decrease)	(25,907,745)	(412,864,188)	19,265,501	365,660,577

(a) Class Y shares are based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$19.53		$19.22		$15.68		$14.99		$15.55
Income from investment operations:
Net investment income	0.38		0.28		0.34		0.41		0.42
Net realized and unrealized gain (loss)	(3.25)		0.92		3.58		0.73		(0.56)
Total from investment operations	(2.87)		1.20		3.92		1.14		(0.14)
Less distributions to shareholders:
Net investment income	(0.75)		(0.43)		(0.38)		(0.45)		(0.42)
Net realized gains	(0.87)		(0.46)		—		—		—
Total distributions to shareholders	(1.62)		(0.89)		(0.38)		(0.45)		(0.42)
Proceeds from regulatory settlements	0.03		—		—		—		—
Net asset value, end of period	$15.07		$19.53		$19.22		$15.68		$14.99
Total return	(15.46	%)(a)	6.44%		25.38%		7.84%		(0.75%)
Ratios to average net assets(b)
Total gross expenses	1.23	%(c)	1.30	%(c)	1.35%		1.39%		1.27%
Total net expenses(d)	1.11	%(c)(e)	1.10	%(c)(e)	1.12	%(e)	1.15	%(e)	1.12	%(e)
Net investment income	2.11%		1.49%		1.97%		2.80%		2.86%
Supplemental data
Net assets, end of period (in thousands)	$287,364		$386,856		$323,622		$212,252		$198,721
Portfolio turnover	71%		78%		76%		71%		66%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$19.15		$18.86		$15.40		$14.72		$15.28
Income from investment operations:
Net investment income	0.23		0.14		0.21		0.30		0.30
Net realized and unrealized gain (loss)	(3.17)		0.90		3.51		0.72		(0.55)
Total from investment operations	(2.94)		1.04		3.72		1.02		(0.25)
Less distributions to shareholders:
Net investment income	(0.61)		(0.29)		(0.26)		(0.34)		(0.31)
Net realized gains	(0.87)		(0.46)		—		—		—
Total distributions to shareholders	(1.48)		(0.75)		(0.26)		(0.34)		(0.31)
Proceeds from regulatory settlements	0.03		—		—		—		—
Net asset value, end of period	$14.76		$19.15		$18.86		$15.40		$14.72
Total return	(16.05	%)(a)	5.65%		24.37%		7.10%		(1.53%)
Ratios to average net assets(b)
Total gross expenses	1.98	%(c)	2.05	%(c)	2.10%		2.13%		2.04%
Total net expenses(d)	1.86	%(c)(e)	1.85	%(c)(e)	1.88	%(e)	1.89	%(e)	1.88	%(e)
Net investment income	1.29%		0.74%		1.23%		2.07%		2.04%
Supplemental data
Net assets, end of period (in thousands)	$326		$726		$911		$1,335		$3,102
Portfolio turnover	71%		78%		76%		71%		66%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$19.46		$19.16		$15.63		$14.95		$15.51
Income from investment operations:
Net investment income	0.25		0.14		0.21		0.30		0.31
Net realized and unrealized gain (loss)	(3.24)		0.91		3.58		0.72		(0.56)
Total from investment operations	(2.99)		1.05		3.79		1.02		(0.25)
Less distributions to shareholders:
Net investment income	(0.61)		(0.29)		(0.26)		(0.34)		(0.31)
Net realized gains	(0.87)		(0.46)		—		—		—
Total distributions to shareholders	(1.48)		(0.75)		(0.26)		(0.34)		(0.31)
Proceeds from regulatory settlements	0.03		—		—		—		—
Net asset value, end of period	$15.02		$19.46		$19.16		$15.63		$14.95
Total return	(16.06	%)(a)	5.62%		24.46%		6.99%		(1.51%)
Ratios to average net assets(b)
Total gross expenses	1.99	%(c)	2.05	%(c)	2.10%		2.14%		2.02%
Total net expenses(d)	1.87	%(c)(e)	1.85	%(c)(e)	1.87	%(e)	1.90	%(e)	1.87	%(e)
Net investment income	1.38%		0.74%		1.21%		2.05%		2.10%
Supplemental data
Net assets, end of period (in thousands)	$47,322		$54,655		$32,250		$17,617		$20,127
Portfolio turnover	71%		78%		76%		71%		66%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,				Year Ended February 29,
Class I	2016		2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$19.58		$19.27		$15.72	$15.02	$15.58
Income from investment operations:
Net investment income	0.45		0.37		0.42	0.48	0.47
Net realized and unrealized gain (loss)	(3.24)		0.91		3.58	0.72	(0.57)
Total from investment operations	(2.79)		1.28		4.00	1.20	(0.10)
Less distributions to shareholders:
Net investment income	(0.83)		(0.51)		(0.45)	(0.50)	(0.46)
Net realized gains	(0.87)		(0.46)		—	—	—
Total distributions to shareholders	(1.70)		(0.97)		(0.45)	(0.50)	(0.46)
Proceeds from regulatory settlements	0.03		—		—	—	—
Net asset value, end of period	$15.12		$19.58		$19.27	$15.72	$15.02
Total return	(15.06	%)(a)	6.88%		25.90%	8.29%	(0.43%)
Ratios to average net assets(b)
Total gross expenses	0.81	%(c)	0.81	%(c)	0.85%	0.89%	0.84%
Total net expenses(d)	0.71	%(c)	0.68	%(c)	0.69%	0.74%	0.77%
Net investment income	2.51%		1.91%		2.43%	3.21%	3.28%
Supplemental data
Net assets, end of period (in thousands)	$92,808		$97,006		$150,494	$180,374	$186,160
Portfolio turnover	71%		78%		76%	71%	66%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

The accompanying Notes to Financial Statements are an integral part of this statement.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class R	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$19.51		$19.21		$15.67		$14.99		$13.80
Income from investment operations:
Net investment income	0.34		0.24		0.30		0.38		0.11
Net realized and unrealized gain (loss)	(3.24)		0.90		3.58		0.72		1.20	(b)
Total from investment operations	(2.90)		1.14		3.88		1.10		1.31
Less distributions to shareholders:
Net investment income	(0.71)		(0.38)		(0.34)		(0.42)		(0.12)
Net realized gains	(0.87)		(0.46)		—		—		—
Total distributions to shareholders	(1.58)		(0.84)		(0.34)		(0.42)		(0.12)
Proceeds from regulatory settlements	0.03		—		—		—		—
Net asset value, end of period	$15.06		$19.51		$19.21		$15.67		$14.99
Total return	(15.63	%)(c)	6.13%		25.08%		7.55%		9.57%
Ratios to average net assets(d)
Total gross expenses	1.49	%(e)	1.55	%(e)	1.60%		1.64%		1.28	%(f)
Total net expenses(g)	1.37	%(e)(h)	1.35	%(e)(h)	1.37	%(h)	1.40	%(h)	1.20	%(f)
Net investment income	1.91%		1.24%		1.72%		2.56%		2.64	%(f)
Supplemental data
Net assets, end of period (in thousands)	$2,429		$2,412		$2,423		$1,894		$2,068
Portfolio turnover	71%		78%		76%		71%		66%

Notes to Financial Highlights

(a)  Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

Annual Report 2016
24

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$19.69		$19.37		$15.80		$14.75
Income from investment operations:
Net investment income	0.45		0.33		0.37		0.14
Net realized and unrealized gain (loss)	(3.29)		0.93		3.62		1.04
Total from investment operations	(2.84)		1.26		3.99		1.18
Less distributions to shareholders:
Net investment income	(0.80)		(0.48)		(0.42)		(0.13)
Net realized gains	(0.87)		(0.46)		—		—
Total distributions to shareholders	(1.67)		(0.94)		(0.42)		(0.13)
Proceeds from regulatory settlements	0.03		—		—		—
Net asset value, end of period	$15.21		$19.69		$19.37		$15.80
Total return	(15.21	%)(b)	6.71%		25.68%		8.05%
Ratios to average net assets(c)
Total gross expenses	1.00	%(d)	1.05	%(d)	1.10%		1.24	%(e)
Total net expenses(f)	0.87	%(d)(g)	0.85	%(d)(g)	0.85	%(g)	0.92	%(e)
Net investment income	2.59%		1.74%		2.09%		2.96	%(e)
Supplemental data
Net assets, end of period (in thousands)	$14,556		$3,027		$685		$3
Portfolio turnover	71%		78%		76%		71%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R5	2016		2015		2014	2013(a)
Per share data
Net asset value, beginning of period	$19.68		$19.37		$15.80	$14.75
Income from investment operations:
Net investment income	0.45		0.35		0.40	0.14
Net realized and unrealized gain (loss)	(3.27)		0.92		3.62	1.04
Total from investment operations	(2.82)		1.27		4.02	1.18
Less distributions to shareholders:
Net investment income	(0.82)		(0.50)		(0.45)	(0.13)
Net realized gains	(0.87)		(0.46)		—	—
Total distributions to shareholders	(1.69)		(0.96)		(0.45)	(0.13)
Proceeds from regulatory settlements	0.03		—		—	—
Net asset value, end of period	$15.20		$19.68		$19.37	$15.80
Total return	(15.13	%)(b)	6.80%		25.86%	8.08%
Ratios to average net assets(c)
Total gross expenses	0.87	%(d)	0.86	%(d)	0.90%	1.01	%(e)
Total net expenses(f)	0.76	%(d)	0.73	%(d)	0.71%	0.79	%(e)
Net investment income	2.48%		1.86%		2.25%	3.09	%(e)
Supplemental data
Net assets, end of period (in thousands)	$38,717		$35,859		$946	$3
Portfolio turnover	71%		78%		76%	71%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

The accompanying Notes to Financial Statements are an integral part of this statement.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class W	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$19.48		$19.20		$15.66		$14.98		$13.80
Income from investment operations:
Net investment income	0.38		0.31		0.34		0.42		0.14
Net realized and unrealized gain (loss)	(3.23)		0.87		3.58		0.72		1.17	(b)
Total from investment operations	(2.85)		1.18		3.92		1.14		1.31
Less distributions to shareholders:
Net investment income	(0.76)		(0.44)		(0.38)		(0.46)		(0.13)
Net realized gains	(0.87)		(0.46)		—		—		—
Total distributions to shareholders	(1.63)		(0.90)		(0.38)		(0.46)		(0.13)
Proceeds from regulatory settlements	0.03		—		—		—		—
Net asset value, end of period	$15.03		$19.48		$19.20		$15.66		$14.98
Total return	(15.43	%)(c)	6.33%		25.41%		7.87%		9.56%
Ratios to average net assets(d)
Total gross expenses	1.23	%(e)	1.25	%(e)	1.35%		1.39%		0.85	%(f)
Total net expenses(g)	1.11	%(e)(h)	1.05	%(e)(h)	1.12	%(h)	1.15	%(h)	0.77	%(f)
Net investment income	2.07%		1.55%		1.98%		2.83%		3.44	%(f)
Supplemental data
Net assets, end of period (in thousands)	$79		$130		$28,153		$26,640		$28,830
Portfolio turnover	71%		78%		76%		71%		66%

Notes to Financial Highlights

(a)  Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

Annual Report 2016
27

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended February 29, 2016		Year Ended February 28, 2015(a)
Per share data
Net asset value, beginning of period	$19.81		$19.21
Income from investment operations:
Net investment income	0.51		0.13
Net realized and unrealized gain (loss)	(3.34)		0.90
Total from investment operations	(2.83)		1.03
Less distributions to shareholders:
Net investment income	(0.83)		(0.13)
Net realized gains	(0.87)		(0.30)
Total distributions to shareholders	(1.70)		(0.43)
Proceeds from regulatory settlements	0.03		—
Net asset value, end of period	$15.31		$19.81
Total return	(15.09	%)(b)	5.48%
Ratios to average net assets(c)
Total gross expenses	0.84	%(d)	0.81	%(d)(e)
Total net expenses(f)	0.72	%(d)	0.69	%(d)(e)
Net investment income	3.01%		1.88	%(e)
Supplemental data
Net assets, end of period (in thousands)	$812		$61
Portfolio turnover	71%		78%

Notes to Financial Highlights

(a)  Based on operations from October 1, 2014 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA CONVERTIBLE SECURITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$19.56		$19.25		$15.70		$15.01		$15.58
Income from investment operations:
Net investment income	0.42		0.33		0.38		0.45		0.45
Net realized and unrealized gain (loss)	(3.24)		0.92		3.59		0.73		(0.57)
Total from investment operations	(2.82)		1.25		3.97		1.18		(0.12)
Less distributions to shareholders:
Net investment income	(0.80)		(0.48)		(0.42)		(0.49)		(0.45)
Net realized gains	(0.87)		(0.46)		—		—		—
Total distributions to shareholders	(1.67)		(0.94)		(0.42)		(0.49)		(0.45)
Proceeds from regulatory settlements	0.03		—		—		—		—
Net asset value, end of period	$15.10		$19.56		$19.25		$15.70		$15.01
Total return	(15.21	%)(a)	6.70%		25.72%		8.10%		(0.56%)
Ratios to average net assets(b)
Total gross expenses	0.98	%(c)	1.05	%(c)	1.10%		1.14%		1.02%
Total net expenses(d)	0.86	%(c)(e)	0.85	%(c)(e)	0.87	%(e)	0.90	%(e)	0.87	%(e)
Net investment income	2.27%		1.74%		2.18%		3.06%		3.08%
Supplemental data
Net assets, end of period (in thousands)	$203,574		$816,941		$465,328		$120,906		$130,380
Portfolio turnover	71%		78%		76%		71%		66%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.14%.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate,

Annual Report 2016
30

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument generally valued based on a quotation received from a counterparty, which is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities,

Annual Report 2016
31

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and increases the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2016
32

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.82% to 0.67% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.78% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $3,335,564, and the administrative services fee paid to the Investment Manager was $258,714.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $3,287.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of

Annual Report 2016
33

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 29, 2016, the Fund's annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class R	0.17
Class R4	0.17
Class R5	0.05
Class W	0.17
Class Z	0.17

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $823.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $629,327 for Class A and $9,513 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

Annual Report 2016
34

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through June 30, 2016	Contractual Expense Cap Prior to July 1, 2015
Class A	1.13%	1.13%
Class B	1.88	1.88
Class C	1.88	1.88
Class I	0.72	0.72
Class R	1.38	1.38
Class R4	0.88	0.88
Class R5	0.77	0.77
Class W	1.13	1.13
Class Y	0.72	0.72	*
Class Z	0.88	0.88

*Expense cap rate is contractual from October 1, 2014 (the commencement of operations of Class Y shares) through September 30, 2015.

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board.

Prior to July 1, 2015, the Fund's expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the annual rates of 1.10% for Class A, 1.85% for Class B, 1.85% for Class C, 0.69% for Class I, 1.35% for Class R, 0.85% for Class R4, 0.74% for Class R5, 1.10% for Class W, 0.69% for Class Y and 0.85% for Class Z.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, deemed distributions, post-October capital losses, late-year ordinary losses, proceeds from regulatory settlements and amortization/accretion on certain convertible securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$13,618,633
Accumulated net realized loss	(11,530,641)
Paid-in capital	(2,087,992)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28, 2015
Ordinary income	$56,471,146	$34,784,198
Long-term capital gains	53,061,500	23,105,408
Total	$109,532,646	$57,889,606

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(83,815,575)

At February 29, 2016, the cost of investments for federal income tax purposes was $764,523,449 and the

Annual Report 2016
35

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$31,094,310
Unrealized depreciation	(114,909,885)
Net unrealized depreciation	$(83,815,575)

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat late-year ordinary losses of $6,332,443 and post-October capital losses of $54,201,386 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $815,793,012 and $1,282,266,423, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended February 29, 2016, the Fund recorded a receivable $2,024,844 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended February 29, 2016, the average daily loan balance outstanding on days when borrowing existed was $22,700,000 at a weighted average interest rate of 1.30%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at February 29, 2016.

Note 9. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, one unaffiliated shareholder of record owned 27.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 30.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption

Annual Report 2016
36

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Convertible Securities Risk

Convertible debt securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund's return.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that

Annual Report 2016
37

COLUMBIA CONVERTIBLE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
38

COLUMBIA CONVERTIBLE SECURITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Convertible Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
39

COLUMBIA CONVERTIBLE SECURITIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	22.68%
Dividends Received Deduction	16.18%
Capital Gain Dividend	$28,510,144

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
40

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
41

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
42

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
43

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
44

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
45

COLUMBIA CONVERTIBLE SECURITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
46

COLUMBIA CONVERTIBLE SECURITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
47

Columbia Convertible Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN134_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	41

Annual Report 2016

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia International Opportunities Fund (the Fund) Class A shares returned -16.76% excluding sales charges for the 12-month period that ended February 29, 2016.

■  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -15.18% during the same time period.

■  The Fund benefited from underweight positions relative to the benchmark in energy and financials. The Fund's overweight in Japanese stocks, however, was a significant negative, as Japanese exporters and financials underperformed due to the yen's appreciation and concerns about the impact of negative interest rates.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	08/01/00
Excluding sales charges		-16.76	-0.34	0.68
Including sales charges		-21.56	-1.52	0.08
Class B	08/01/00
Excluding sales charges		-17.47	-1.11	-0.09
Including sales charges		-21.60	-1.50	-0.09
Class C	08/01/00
Excluding sales charges		-17.39	-1.11	-0.09
Including sales charges		-18.22	-1.11	-0.09
Class I*	09/27/10	-16.45	0.17	0.95
Class R	01/23/06	-17.02	-0.60	0.42
Class R4*	11/08/12	-16.61	-0.20	0.75
Class Z	08/01/00	-16.56	-0.11	0.92
MSCI EAFE Index (Net)		-15.18	0.56	1.49

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At February 29, 2016, approximately 26.8% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -16.76% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -15.18% over the same period. The Fund benefited from underweight positions relative to the benchmark in energy and financials. The Fund's overweight in Japanese stocks, however, was a significant negative, as Japanese exporters and financials underperformed due to the yen's appreciation and concerns about the impact of negative interest rates.

World's Investors on Interest-Rate Watch

For much of the period, the world's investors watched for signs of when the U.S. would finally lift interest rates from their historic lows. Volatility in emerging markets and slow growth in Europe complicated the decision by the Federal Reserve Board (the Fed), as did persistently underwhelming industrial-production numbers in the U.S. itself. However, solid U.S. jobs figures and hints of rising wage growth eventually led the central bank to raise rates in December. Investors in most equity markets initially reacted to the news with relief, but a slump throughout global markets at the beginning of 2016 raised questions over whether the Fed had acted too soon. In the eurozone, an agreement early in the period between Greece and its creditors over terms of a further bailout was greeted with relief by investors. After an initial boost to markets from the European Central Bank's program of quantitative easing (QE) in early 2015, persistent sluggishness raised expectations of further action, which ultimately took place toward the end of the period under review. However, the extra stimulus — moving the deposit rate further into negative territory and extending QE by six months — left markets unimpressed.

Although Japanese stocks performed well for much of the period, with Japan's corporations generally exhibiting strong earnings, Japanese stocks fell sharply towards the end of the period. As markets convulsed early in 2016, and despite the Bank of Japan taking interest rates into negative territory, investors parked their cash in the traditional "safe haven" asset of the Japanese yen, spooking the country's export-dependent stock market. Elsewhere, China fared poorly as a stock-market surge through the first half of 2015 was followed by a prolonged slump. In an attempt to offset persistently worrying economic data, China's central bank undertook a series of stimulus measures, including lowering banks' reserve requirements. The Chinese authorities also implemented broader measures as part of a five-year plan aimed at rebalancing the Chinese

Portfolio Management

Simon Haines, CFA

William Davies

David Dudding, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
UBS AG (Switzerland)	3.2
Shimano, Inc. (Japan)	3.2
Unilever PLC (United Kingdom)	3.1
Roche Holding AG, Genusschein Shares (Switzerland)	3.0
ASML Holding NV (Netherlands)	2.9
Continental AG (Germany)	2.9
Bayer AG, Registered Shares (Germany)	2.8
Airbus Group SE (France)	2.7
Berendsen PLC (United Kingdom)	2.7
Royal Dutch Shell PLC, Class A (United Kingdom)	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

Annual Report 2016
5

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at February 29, 2016)
Australia	3.0
Belgium	1.8
Brazil	0.3
China	0.5
Denmark	2.2
France	6.7
Germany	10.2
Hong Kong	4.3
Indonesia	1.6
Ireland	3.5
Japan	28.7
Netherlands	3.7
Spain	1.9
Switzerland	6.2
United Kingdom	24.0
United States(a)	1.4
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

economy away from manufacturing and exporting and towards domestic consumption.

Detractors and Contributors

The three market sectors that detracted most from Fund performance were industrials, due to our overweight position; consumer discretionary, another overweight coupled with sub-par stock selection; and consumer staples, where we were underweight relative to the benchmark. Individual detractors included Methanex, Mitsubishi UFJ Financial Group, and Bayer. Because the price of methanol is closely correlated to the oil price, the stock of methanol producer Methanex followed crude prices downwards during the period. We have sold the stock, which is consistent with our approach of being underweight in the energy sector. Shares in the banking and financial holding company Mitsubishi UFJ Financial Group were weak along with the underperforming Japanese banking sector. Most notably, towards the end of the period, the stock fell heavily as the Bank of Japan's negative interest-rate policy announcement was set to impact earnings negatively. The Fund's position had been reduced prior to the announcement, but the stock is still in the Fund's portfolio. Bayer, the pharmaceutical and crop-science company, faced numerous problems during the period, including the adverse impact of El Niño in its agricultural-chemical businesses, and negative pricing policies on pharmaceuticals in the U.S. The Fund still holds Bayer, as we believe there is a strong underpinning valuation, and the company's portfolio remains strong.

The three strongest-contributing market sectors to the Fund on a relative basis were energy and financials, where we had an underweight position; and information technology, which was an overweight. Asset allocation within these three sectors was positive, and particularly strong in energy. Among individual holdings, SCSK, Novo Nordisk and Shimadzu were the top performers. The Japanese software-services company SCSK benefited from strong spending on systems, particularly from financial-sector clients. In addition, the stock benefited from positive earnings revisions throughout the year. Novo Nordisk, a Danish pharmaceutical company, which specializes in diabetes drugs, made good progress with the launch of its long-lasting insulin, Tresiba. The shares re-rated throughout calendar 2015. Finally, Shimadzu in Japan manufactures precision tooling and analysis equipment for medical and scientific research, such as chromatographs, x-ray and mass spectrometers. The Fund held the stock during the middle of the period under review, during which significant profits upgrades occurred thanks to strong sales across the company's range of products. The position in Shimadzu was eliminated by period end.

Portfolio Positioning

We increased the Fund's exposure to the consumer discretionary, telecommunication services and information technology sectors during the period. We also increased our weighting in energy toward the end of the period. At the same time, we reduced our weighting in materials, and moved to a zero weight in utilities. Among individual stocks, we added

Annual Report 2016
6

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Roche to the portfolio; we consider it to be positively positioned, having attractive asset developments within immune-oncology. We also opened a new position in Shimano during the year. Shimano has a dominant position in the bicycle-component industry, which is expected to grow, supported by trends such as an increased awareness of health and "wellness," and increased leisure-related spending. We also initiated a position in Royal Dutch Shell. Within the energy sector, we prefer defensive super-majors with strong balance sheets and cash flows, which may be used to acquire distressed assets.

Meanwhile, we reduced our position in L'Oréal after recent gains. We sold Daikin, a Japanese manufacturer of air-conditioning units, on concerns about its significant exposure to the Chinese construction industry. We also sold the Japanese recruitment firm Recruit, switching the proceeds into FANUC, a Japanese company that manufactures automated products including robotics. We believe FANUC is the top company in its sector and generates significant profit margins.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	17.4
Consumer Staples	8.9
Energy	2.6
Financials	20.4
Health Care	13.2
Industrials	16.8
Information Technology	11.8
Materials	5.0
Telecommunication Services	3.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
7

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	885.90	1,017.80	6.66	7.12	1.42
Class B	1,000.00	1,000.00	882.40	1,014.07	10.16	10.87	2.17
Class C	1,000.00	1,000.00	882.50	1,014.07	10.16	10.87	2.17
Class I	1,000.00	1,000.00	887.30	1,019.79	4.79	5.12	1.02
Class R	1,000.00	1,000.00	884.50	1,016.56	7.82	8.37	1.67
Class R4	1,000.00	1,000.00	886.50	1,019.05	5.49	5.87	1.17
Class Z	1,000.00	1,000.00	886.70	1,019.05	5.49	5.87	1.17

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
8

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.0%

Issuer	Shares	Value ($)
AUSTRALIA 3.0%
Ansell Ltd.	109,507	1,342,210
CSL Ltd.	20,182	1,475,812
Total		2,818,022
BELGIUM 1.8%
Anheuser-Busch InBev SA/NV	14,552	1,628,030
BRAZIL 0.3%
Kroton Educacional SA	119,700	298,985
CHINA 0.5%
Sinopharm Group Co. Class H	138,000	504,284
DENMARK 2.2%
Novo Nordisk A/S, Class B	38,751	1,995,083
FRANCE 6.6%
Airbus Group SE	38,634	2,493,314
L'Oreal SA	9,319	1,568,482
Schneider Electric SE	35,124	2,093,582
Total		6,155,378
GERMANY 10.2%
Allianz SE, Registered Shares	6,210	921,111
Bayer AG, Registered Shares	24,300	2,519,133
Brenntag AG	19,981	964,428
Continental AG	13,213	2,629,881
Linde AG	9,340	1,293,098
TUI AG	74,834	1,111,592
Total		9,439,243
HONG KONG 4.2%
AIA Group Ltd.	452,600	2,310,667
HKT Trust & HKT Ltd.	1,177,000	1,628,238
Total		3,938,905
INDONESIA 1.6%
PT Bank Rakyat Indonesia Persero Tbk	1,799,900	1,488,925
IRELAND 3.5%
Bank of Ireland(a)	7,957,952	2,256,671
CRH PLC	36,755	942,786
Total		3,199,457

Common Stocks (continued)

Issuer	Shares	Value ($)
JAPAN 28.5%
Alps Electric Co., Ltd.	58,500	960,016
Capcom Co., Ltd.	100,800	2,101,202
Dentsu, Inc.	44,500	2,068,341
FANUC Corp.	6,200	910,410
Hitachi High-Technologies Corp.	53,200	1,413,327
Japan Exchange Group, Inc.	122,300	1,894,372
Mazda Motor Corp.	81,300	1,131,431
Mitsubishi UFJ Financial Group, Inc.	387,600	1,672,614
Nomura Holdings, Inc.	190,000	802,895
OSG Corp.	66,000	1,113,967
Rakuten, Inc.	128,300	1,220,559
SCSK Corp.	47,900	1,838,384
Sekisui Chemical Co., Ltd.	156,300	1,731,138
Shimano, Inc.	18,700	2,924,306
Tadano Ltd.	159,000	1,361,225
Taiheiyo Cement Corp.	723,000	1,536,461
Yaskawa Electric Corp.	152,000	1,822,963
Total		26,503,611
NETHERLANDS 3.7%
ASML Holding NV	29,233	2,663,064
ING Groep NV-CVA	64,535	769,344
Total		3,432,408
SPAIN 1.9%
Industria de Diseno Textil SA	57,897	1,786,409
SWITZERLAND 6.1%
Roche Holding AG, Genusschein Shares	10,749	2,756,208
UBS AG	192,871	2,946,489
Total		5,702,697
UNITED KINGDOM 23.9%
3i Group PLC	342,241	2,072,517
AstraZeneca PLC	25,675	1,468,708
Berendsen PLC	152,113	2,440,615
BT Group PLC	290,894	1,958,927
Diageo PLC	80,444	2,067,442
GKN PLC	246,743	938,016
Hays PLC	997,232	1,587,189
Legal & General Group PLC	448,096	1,409,407

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Rio Tinto PLC	29,104	765,518
Royal Dutch Shell PLC, Class A	103,474	2,360,660
Unilever PLC	65,957	2,817,852
Wolseley PLC	45,577	2,337,296
Total		22,224,147
Total Common Stocks (Cost: $106,417,085)		91,115,584

Money Market Funds 1.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(b)(c)	1,261,561	1,261,561
Total Money Market Funds (Cost: $1,261,561)		1,261,561
Total Investments (Cost: $107,678,646)		92,377,145
Other Assets & Liabilities, Net		523,759
Net Assets		92,900,904

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,030,338	86,167,397	(85,936,174)	1,261,561	3,627	1,261,561

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	2,818,022	—	2,818,022
Belgium	—	1,628,030	—	1,628,030
Brazil	298,985	—	—	298,985
China	—	504,284	—	504,284
Denmark	—	1,995,083	—	1,995,083
France	—	6,155,378	—	6,155,378
Germany	—	9,439,243	—	9,439,243
Hong Kong	—	3,938,905	—	3,938,905
Indonesia	—	1,488,925	—	1,488,925
Ireland	—	3,199,457	—	3,199,457
Japan	—	26,503,611	—	26,503,611
Netherlands	—	3,432,408	—	3,432,408
Spain	—	1,786,409	—	1,786,409
Switzerland	—	5,702,697	—	5,702,697
United Kingdom	—	22,224,147	—	22,224,147
Total Common Stocks	298,985	90,816,599	—	91,115,584
Money Market Funds	—	1,261,561	—	1,261,561
Total Investments	298,985	92,078,160	—	92,377,145

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	1,030,338	1,030,338	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $106,417,085)	$91,115,584
Affiliated issuers (identified cost $1,261,561)	1,261,561
Total investments (identified cost $107,678,646)	92,377,145
Receivable for:
Investments sold	387,673
Capital shares sold	23,922
Dividends	214,802
Foreign tax reclaims	147,129
Expense reimbursement due from Investment Manager	310
Prepaid expenses	1,295
Total assets	93,152,276
Liabilities
Payable for:
Investments purchased	1,490
Capital shares purchased	98,835
Investment management fees	6,659
Distribution and/or service fees	1,433
Transfer agent fees	15,026
Compensation of board members	85,543
Audit fees	27,710
Other expenses	14,676
Total liabilities	251,372
Net assets applicable to outstanding capital stock	$92,900,904
Represented by
Paid-in capital	$681,694,341
Undistributed net investment income	65,823
Accumulated net realized loss	(573,536,703)
Unrealized appreciation (depreciation) on:
Investments	(15,301,501)
Foreign currency translations	(21,056)
Total — representing net assets applicable to outstanding capital stock	$92,900,904

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$33,103,886
Shares outstanding	2,861,882
Net asset value per share	$11.57
Maximum offering price per share(a)	$12.28
Class B
Net assets	$650,042
Shares outstanding	61,423
Net asset value per share	$10.58
Class C
Net assets	$8,175,552
Shares outstanding	771,973
Net asset value per share	$10.59
Class I
Net assets	$25,704,996
Shares outstanding	2,135,072
Net asset value per share	$12.04
Class R
Net assets	$545,549
Shares outstanding	47,811
Net asset value per share	$11.41
Class R4
Net assets	$166,083
Shares outstanding	13,894
Net asset value per share	$11.95
Class Z
Net assets	$24,554,796
Shares outstanding	2,065,382
Net asset value per share	$11.89

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$1,688,671
Dividends — affiliated issuers	3,627
Foreign taxes withheld	(154,686)
Total income	1,537,612
Expenses:
Investment management fees	854,276
Distribution and/or service fees
Class A	98,110
Class B	10,955
Class C	104,925
Class R	3,301
Transfer agent fees
Class A	78,573
Class B	2,218
Class C	21,073
Class R	1,327
Class R4	532
Class Z	55,648
Compensation of board members	6,570
Custodian fees	21,536
Printing and postage fees	38,825
Registration fees	82,883
Audit fees	52,238
Legal fees	6,488
Other	15,504
Total expenses	1,454,982
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(105,189)
Expense reductions	(300)
Total net expenses	1,349,493
Net investment income	188,119
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	9,378,839
Foreign currency translations	(59,101)
Net realized gain	9,319,738
Net change in unrealized appreciation (depreciation) on:
Investments	(28,827,102)
Foreign currency translations	(880)
Net change in unrealized depreciation	(28,827,982)
Net realized and unrealized loss	(19,508,244)
Net decrease in net assets from operations	$(19,320,125)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment income (loss)	$188,119	$(345,464)
Net realized gain	9,319,738	19,360,698
Net change in unrealized depreciation	(28,827,982)	(20,395,317)
Net decrease in net assets resulting from operations	(19,320,125)	(1,380,083)
Distributions to shareholders
Net investment income
Class A	—	(134,593)
Class B	—	(2,339)
Class C	—	(11,388)
Class I	—	(6)
Class R	—	(1,430)
Class R4	—	(519)
Class Z	—	(152,742)
Total distributions to shareholders	—	(303,017)
Increase (decrease) in net assets from capital stock activity	25,555,382	(100,974,055)
Total increase (decrease) in net assets	6,235,257	(102,657,155)
Net assets at beginning of year	86,665,647	189,322,802
Net assets at end of year	$92,900,904	$86,665,647
Undistributed (excess of distributions over) net investment income	$65,823	$(88,513)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	578,104	7,798,172	626,862	8,221,851
Distributions reinvested	—	—	8,531	115,341
Redemptions	(622,319)	(8,236,313)	(4,579,012)	(61,173,536)
Net decrease	(44,215)	(438,141)	(3,943,619)	(52,836,344)
Class B shares
Subscriptions	3,784	49,030	573	6,876
Distributions reinvested	—	—	148	1,857
Redemptions(a)	(70,121)	(871,471)	(174,751)	(2,109,347)
Net decrease	(66,337)	(822,441)	(174,030)	(2,100,614)
Class C shares
Subscriptions	33,475	422,446	32,189	394,736
Distributions reinvested	—	—	694	8,704
Redemptions	(170,589)	(2,097,586)	(347,061)	(4,213,401)
Net decrease	(137,114)	(1,675,140)	(314,178)	(3,809,961)
Class I shares
Subscriptions	2,339,814	34,133,870	—	—
Redemptions	(204,915)	(2,860,665)	(51)	(700)
Net increase (decrease)	2,134,899	31,273,205	(51)	(700)
Class R shares
Subscriptions	6,357	80,699	8,440	110,557
Distributions reinvested	—	—	76	1,024
Redemptions	(13,482)	(184,377)	(24,678)	(321,958)
Net decrease	(7,125)	(103,678)	(16,162)	(210,377)
Class R4 shares
Subscriptions	8,234	116,114	27,506	376,035
Distributions reinvested	—	—	37	513
Redemptions	(27,118)	(387,125)	(11,175)	(153,404)
Net increase (decrease)	(18,884)	(271,011)	16,368	223,144
Class Z shares
Subscriptions	561,026	7,566,458	314,532	4,275,196
Distributions reinvested	—	—	8,951	123,879
Redemptions	(723,525)	(9,973,870)	(3,509,255)	(46,638,278)
Net decrease	(162,499)	(2,407,412)	(3,185,772)	(42,239,203)
Total net increase (decrease)	1,698,725	25,555,382	(7,617,444)	(100,974,055)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$13.90		$13.63		$12.04		$11.24		$11.96
Income from investment operations:
Net investment income (loss)	0.02		(0.02)		0.02		0.12		0.01
Net realized and unrealized gain (loss)	(2.35)		0.32	(a)	1.74		0.68		(0.73)
Total from investment operations	(2.33)		0.30		1.76		0.80		(0.72)
Less distributions to shareholders:
Net investment income	—		(0.03)		(0.17)		—		—
Total distributions to shareholders	—		(0.03)		(0.17)		—		—
Net asset value, end of period	$11.57		$13.90		$13.63		$12.04		$11.24
Total return	(16.76%)		2.18%		14.80%		7.12%		(6.02%)
Ratios to average net assets(b)
Total gross expenses	1.55%		1.46%		1.41	%(c)	1.49	%(c)	1.53%
Total net expenses(d)	1.44	%(e)	1.44	%(e)	1.41	%(c)(e)	1.49	%(c)(e)	1.53	%(e)
Net investment income (loss)	0.13%		(0.18%)		0.16%		1.10%		0.06%
Supplemental data
Net assets, end of period (in thousands)	$33,104		$40,396		$93,346		$85,963		$99,757
Portfolio turnover	152%		165%		141%		73%		86%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.82		$12.65		$11.26		$10.58		$11.35
Income from investment operations:
Net investment income (loss)	(0.08)		(0.13)		(0.06)		0.04		(0.07)
Net realized and unrealized gain (loss)	(2.16)		0.31	(a)	1.61		0.64		(0.70)
Total from investment operations	(2.24)		0.18		1.55		0.68		(0.77)
Less distributions to shareholders:
Net investment income	—		(0.01)		(0.16)		—		—
Total distributions to shareholders	—		(0.01)		(0.16)		—		—
Net asset value, end of period	$10.58		$12.82		$12.65		$11.26		$10.58
Total return	(17.47%)		1.43%		13.89%		6.43%		(6.78%)
Ratios to average net assets(b)
Total gross expenses	2.31%		2.22%		2.16	%(c)	2.24	%(c)	2.27%
Total net expenses(d)	2.19	%(e)	2.20	%(e)	2.16	%(c)(e)	2.24	%(c)(e)	2.27	%(e)
Net investment income (loss)	(0.60%)		(1.04%)		(0.47%)		0.40%		(0.65%)
Supplemental data
Net assets, end of period (in thousands)	$650		$1,637		$3,816		$5,645		$8,381
Portfolio turnover	152%		165%		141%		73%		86%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.82		$12.65		$11.26		$10.59		$11.36
Income from investment operations:
Net investment income (loss)	(0.08)		(0.14)		(0.06)		0.04		(0.07)
Net realized and unrealized gain (loss)	(2.15)		0.32	(a)	1.61		0.63		(0.70)
Total from investment operations	(2.23)		0.18		1.55		0.67		(0.77)
Less distributions to shareholders:
Net investment income	—		(0.01)		(0.16)		—		—
Total distributions to shareholders	—		(0.01)		(0.16)		—		—
Net asset value, end of period	$10.59		$12.82		$12.65		$11.26		$10.59
Total return	(17.39%)		1.43%		13.89%		6.33%		(6.78%)
Ratios to average net assets(b)
Total gross expenses	2.31%		2.23%		2.16	%(c)	2.24	%(c)	2.28%
Total net expenses(d)	2.19	%(e)	2.20	%(e)	2.16	%(c)(e)	2.24	%(c)(e)	2.28	%(e)
Net investment income (loss)	(0.61%)		(1.11%)		(0.52%)		0.37%		(0.68%)
Supplemental data
Net assets, end of period (in thousands)	$8,176		$11,657		$15,478		$19,402		$25,608
Portfolio turnover	152%		165%		141%		73%		86%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,					Year Ended February 29,
Class I	2016	2015	2014		2013		2012
Per share data
Net asset value, beginning of period	$14.41	$14.08	$12.40		$11.52		$12.14
Income from investment operations:
Net investment income	0.07	0.00 (a)	0.07		0.17		0.12
Net realized and unrealized gain (loss)	(2.44)	0.37 (b)	1.79		0.71		(0.74)
Total from investment operations	(2.37)	0.37	1.86		0.88		(0.62)
Less distributions to shareholders:
Net investment income	—	(0.04)	(0.18)		—		—
Total distributions to shareholders	—	(0.04)	(0.18)		—		—
Net asset value, end of period	$12.04	$14.41	$14.08		$12.40		$11.52
Total return	(16.45%)	2.60%	15.18%		7.64%		(5.11%)
Ratios to average net assets(c)
Total gross expenses	1.09%	1.09%	0.99	%(d)	1.04	%(d)	1.12%
Total net expenses(e)	1.02%	1.07%	0.99	%(d)	1.04	%(d)	1.12	%(f)
Net investment income	0.55%	0.01%	0.56%		1.50%		1.00%
Supplemental data
Net assets, end of period (in thousands)	$25,705	$2	$3		$3		$3
Portfolio turnover	152%	165%	141%		73%		86%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$13.75		$13.51		$11.96		$11.19		$11.94
Income from investment operations:
Net investment income (loss)	(0.02)		(0.08)		(0.00	)(a)	0.10		(0.02)
Net realized and unrealized gain (loss)	(2.32)		0.34	(b)	1.71		0.67		(0.73)
Total from investment operations	(2.34)		0.26		1.71		0.77		(0.75)
Less distributions to shareholders:
Net investment income	—		(0.02)		(0.16)		—		—
Total distributions to shareholders	—		(0.02)		(0.16)		—		—
Net asset value, end of period	$11.41		$13.75		$13.51		$11.96		$11.19
Total return	(17.02%)		1.94%		14.51%		6.88%		(6.28%)
Ratios to average net assets(c)
Total gross expenses	1.81%		1.73%		1.66	%(d)	1.74	%(d)	1.77%
Total net expenses(e)	1.69	%(f)	1.70	%(f)	1.66	%(d)(f)	1.74	%(d)(f)	1.77	%(f)
Net investment income (loss)	(0.13%)		(0.61%)		(0.04%)		0.88%		(0.17%)
Supplemental data
Net assets, end of period (in thousands)	$546		$755		$960		$1,067		$1,640
Portfolio turnover	152%		165%		141%		73%		86%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$14.33		$14.02		$12.36		$11.17
Income from investment operations:
Net investment income (loss)	0.05		(0.03)		0.01		0.03
Net realized and unrealized gain (loss)	(2.43)		0.37	(b)	1.83		1.16
Total from investment operations	(2.38)		0.34		1.84		1.19
Less distributions to shareholders:
Net investment income	—		(0.03)		(0.18)		—
Total distributions to shareholders	—		(0.03)		(0.18)		—
Net asset value, end of period	$11.95		$14.33		$14.02		$12.36
Total return	(16.61%)		2.45%		15.04%		10.65%
Ratios to average net assets(c)
Total gross expenses	1.31%		1.25%		1.16	%(d)	1.15	%(d)(e)
Total net expenses(f)	1.19	%(g)	1.21	%(g)	1.16	%(d)(g)	1.15	%(d)(e)
Net investment income (loss)	0.33%		(0.22%)		0.09%		0.93	%(e)
Supplemental data
Net assets, end of period (in thousands)	$166		$470		$230		$3
Portfolio turnover	152%		165%		141%		73%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$14.25		$13.94		$12.30		$11.44		$12.15
Income from investment operations:
Net investment income (loss)	0.05		(0.01)		0.12		0.16		0.04
Net realized and unrealized gain (loss)	(2.41)		0.35	(a)	1.69		0.70		(0.75)
Total from investment operations	(2.36)		0.34		1.81		0.86		(0.71)
Less distributions to shareholders:
Net investment income	—		(0.03)		(0.17)		—		—
Total distributions to shareholders	—		(0.03)		(0.17)		—		—
Net asset value, end of period	$11.89		$14.25		$13.94		$12.30		$11.44
Total return	(16.56%)		2.46%		14.94%		7.52%		(5.84%)
Ratios to average net assets(b)
Total gross expenses	1.30%		1.22%		1.15	%(c)	1.24	%(c)	1.28%
Total net expenses(d)	1.19	%(e)	1.20	%(e)	1.15	%(c)(e)	1.24	%(c)(e)	1.28	%(e)
Net investment income (loss)	0.38%		(0.11%)		0.93%		1.40%		0.38%
Supplemental data
Net assets, end of period (in thousands)	$24,555		$31,748		$75,489		$253,916		$456,645
Portfolio turnover	152%		165%		141%		73%		86%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia International Opportunities Fund (formerly known as Columbia Marsico International Opportunities Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective May 1, 2015, Columbia Marsico International Opportunities Fund was renamed Columbia International Opportunities Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on

Annual Report 2016
25

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Annual Report 2016
26

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.67% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.87% of the Fund's average daily net assets.

Annual Report 2016
27

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $226,849, and the administrative services fee paid to the Investment Manager was $22,972.

Subadvisory Agreement

Prior to May 1, 2015, the Investment Manager entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensated Marsico to manage the investment of the Fund's assets. Effective May 1, 2015, Marsico no longer serves as the subadviser to the Fund and the Investment Manager has assumed the day-to-day portfolio management of the Fund.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the "Global" business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as

"associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $1,417.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or

Annual Report 2016
28

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.20
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $300.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $23,388 for Class A, $57 for Class B and $135 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through June 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	1.42%	1.47%
Class B	2.17	2.22
Class C	2.17	2.22
Class I	1.02	1.09
Class R	1.67	1.72
Class R4	1.17	1.22
Class Z	1.17	1.22

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Annual Report 2016
29

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(33,783)
Accumulated net realized loss	33,783

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28, 2015
Ordinary income	$—	$303,017

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$155,265
Capital loss carryforwards	(570,956,393)
Net unrealized depreciation	(15,380,128)

At February 29, 2016, the cost of investments for federal income tax purposes was $107,757,273 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,235,387
Unrealized depreciation	(16,615,515)
Net unrealized depreciation	(15,380,128)

The following capital loss carryforwards, determined at February 29, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	150,407,799
2018	420,548,594
Total	570,956,393

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended February 29, 2016, $10,279,980 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat post-October capital losses of $2,506,381 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $169,220,228 and $145,154,418, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund

Annual Report 2016
30

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, two unaffiliated shareholders of record owned 24.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 37.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2016
31

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

On April 15, 2016, shareholders of the Fund approved a proposal to merge the Fund into Columbia Select International Equity Fund. The merger is expected to take place on or about May 20, 2016.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
32

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia International Opportunities Fund (formerly known as Columbia Marsico
International Opportunities Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Opportunities Fund (formerly known as Columbia Marsico International Opportunities Fund) (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
33

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Foreign Taxes Paid	$92,744
Foreign Taxes Paid Per Share	$0.01
Foreign Source Income	$1,684,146
Foreign Source Income Per Share	$0.21

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016
34

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
35

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
36

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
37

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
38

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
39

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
40

COLUMBIA INTERNATIONAL OPPORTUNITIES FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
41

Columbia International Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN189_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA INTERNATIONAL VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack, featuring straightforward insight on current investment opportunities

■  White papers that delve deep into a variety of investment topics

■  Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  Youtube.com/CTInvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA INTERNATIONAL VALUE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Important Information About This Report	47

Annual Report 2016

COLUMBIA INTERNATIONAL VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia International Value Fund (the Fund) Class A shares returned -12.08% excluding sales charges for the 12-month period that ended February 29, 2016.

■  In a difficult period for stock markets around the world, the Fund held up better than its benchmark, the MSCI EAFE Value Index (Net), which returned -19.82% for the same period.

■  Stock selection across countries and sectors generally accounted for the Fund's performance advantage relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	12/27/95
Excluding sales charges		-12.08	-0.15	1.07
Including sales charges		-17.12	-1.32	0.48
Class B	05/22/98
Excluding sales charges		-12.77	-0.91	0.33
Including sales charges		-17.08	-1.25	0.33
Class C	06/15/98
Excluding sales charges		-12.82	-0.92	0.31
Including sales charges		-13.68	-0.92	0.31
Class I*	09/27/10	-11.78	-0.49	0.92
Class R*	09/27/10	-12.36	-0.43	0.79
Class R4*	11/08/12	-11.93	0.02	1.16
Class R5*	11/08/12	-11.77	0.09	1.19
Class Z	12/27/95	-11.91	0.08	1.32
MSCI EAFE Value Index (Net)		-19.82	-1.12	0.23

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA INTERNATIONAL VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA INTERNATIONAL VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -12.08% excluding sales charges. In a difficult period for stock markets around the world, the Fund held up better than its benchmark, the MSCI EAFE Value Index (Net), which returned -19.82% for the same period. Stock selection across countries and sectors heavily weighted in the portfolio generally accounted for the Fund's performance advantage relative to the benchmark.

Market Concerns Weighed on Global Stock Markets

Equity markets in developed countries outside the United States began the 12-month period with modestly positive performance against a favorable backdrop of improving growth across Europe and Japan. Oil's dramatic price decline, which began in the second half of 2014, provided a boost to importing countries and weaker currencies helped the export segment of the market. These tailwinds were more than sufficient to overcome concerns about Greek solvency, civil war in the Ukraine and unrest in the Middle East. However, international markets began a sharp, volatile and sustained drop midway through the period as tensions in Greece continued, commodity prices plummeted and slow global growth drove investor uncertainty. Many sovereign bonds traded at negative yields, an aberration that was considered symptomatic of deep underlying instability in the global financial system. Despite a brief rally in the fourth quarter of 2015, international equities finished the period down sharply as the weight of these concerns dampened market sentiment. Of the 21 developed markets in the MSCI EAFE Index, only Denmark and Israel posted modest positive returns, as measured in U.S. dollars. International growth stocks held up better during the period, finishing down only about half as much as international value stocks, in large part because the value segment has more exposure to consumer staples stocks, which lagged, and less exposure to financials, which performed strongly.

Contributors and Detractors

Security selection was especially strong in the United Kingdom and Japan, which together constitute nearly half of the Fund's benchmark, as well as in a number of European countries that collectively account for an additional 20% of the benchmark. Stock selection was decidedly positive in nine of 10 economic sectors. From a sector perspective, top contributors included information technology, financials, consumer discretionary, industrials and telecommunication services. Top-performing securities during the period included Paysafe Group, a U.K.-based online payment processing and money transfer provider that rose based on the successful acquisition of a digital payments business, strong results and solid growth forecasts; Bezeq Israel Telecommunication Corp., a Tel Aviv-based telecommunications services provider that was rewarded by investors primarily for strong dividend growth; and Daiichikosho, a Tokyo-based provider of commercial karaoke equipment, which rose strongly after forecasting an increased dividend. All three stocks were held by the Fund at period end, although we modestly trimmed position sizes in keeping with our risk-management process.

Portfolio Management

Fred Copper, CFA

Daisuke Nomoto, CMA (SAAJ)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
Royal Dutch Shell PLC, Class B (United Kingdom)	3.9
Sanofi (France)	2.5
iShares MSCI EAFE ETF (United States)	2.3
HSBC Holdings PLC (United Kingdom)	2.1
Allianz SE, Registered Shares (Germany)	2.1
BNP Paribas SA (France)	2.0
AXA SA (France)	2.0
ING Groep NV-CVA (Netherlands)	1.9
Paysafe Group PLC (United Kingdom)	1.7
Iberdrola SA (Spain)	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

Annual Report 2016
5

COLUMBIA INTERNATIONAL VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at February 29, 2016)
Australia	1.6
Belgium	1.2
China	1.7
Denmark	0.8
France	10.8
Germany	5.4
Hong Kong	1.0
Ireland	1.0
Israel	1.3
Italy	2.1
Japan	24.2
Netherlands	2.9
Norway	5.7
Pakistan	0.7
Portugal	0.0	(a)
Singapore	1.5
South Korea	1.7
Spain	4.4
Sweden	3.3
Switzerland	5.1
United Kingdom	17.9
United States(b)	5.7
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds and Exchange — Traded Funds.

Holdings in the United States, France and Singapore detracted from results, with the most significant disappointments in health care, utilities and consumer staples. Country and sector exposures reflect the Fund's bottom-up stock selection process more so than readily identifiable country- or sector-wide themes. Key individual detractors included Casino Guichard-Perrachon, Plus500 and BHP Billiton. Casino Guichard-Perrachon, a global food retailer based in France, fell as investors questioned its deleveraging plan and future growth prospects in various emerging markets. We maintained our conviction in the company and increased Fund exposure to the stock. Late in the period and after the stock had dropped as the result of operational issues, the Fund established a position in Plus500, an Israel-based online trading platform operating primarily in the United Kingdom. We maintained a small position in Plus500 based on our belief that the company had adequately addressed the issues. BHP Billiton, a London-based mining company, fell in concert with the global downturn in commodities, including copper and iron ore. We maintained our conviction in the company and increased exposure to the stock.

Fund Positioning at Period's End

Although certain stocks may be categorized as growth based on commonly accepted metrics, we believe it is possible to find these stocks at times when they are attractively priced. Even though the Fund benefited from this strategic aspect of our investment process, it maintained its categorization as a value portfolio by external evaluators, such as Morningstar. In terms of positioning, the Fund ended the period with slightly more exposure to energy, materials and technology stocks.

Annual Report 2016
6

COLUMBIA INTERNATIONAL VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	12.2
Consumer Staples	4.1
Energy	9.7
Financials	32.1
Health Care	10.4
Industrials	8.6
Information Technology	7.7
Materials	5.0
Telecommunication Services	6.8
Utilities	3.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
7

COLUMBIA INTERNATIONAL VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	906.40	1,017.60	6.92	7.32	1.46
Class B	1,000.00	1,000.00	902.80	1,013.87	10.46	11.07	2.21
Class C	1,000.00	1,000.00	902.40	1,013.87	10.45	11.07	2.21
Class I	1,000.00	1,000.00	907.80	1,019.84	4.79	5.07	1.01
Class R	1,000.00	1,000.00	905.10	1,016.36	8.10	8.57	1.71
Class R4	1,000.00	1,000.00	907.00	1,018.85	5.74	6.07	1.21
Class R5	1,000.00	1,000.00	907.90	1,019.49	5.12	5.42	1.08
Class Z	1,000.00	1,000.00	906.80	1,018.85	5.74	6.07	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
8

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.2%

Issuer	Shares	Value ($)
AUSTRALIA 1.6%
Macquarie Group Ltd.	20,570	939,740
National Australia Bank Ltd.	96,992	1,668,287
Total		2,608,027
BELGIUM 1.2%
KBC Groep NV	37,225	1,971,280
CHINA 1.7%
58.Com, Inc., ADR(a)	20,940	1,109,820
Tencent Holdings Ltd.	90,700	1,659,585
Total		2,769,405
DENMARK 0.8%
Novo Nordisk A/S, Class B	24,463	1,259,469
FRANCE 10.8%
Aperam SA(a)	51,849	1,761,098
AXA SA	148,580	3,266,760
BNP Paribas SA	70,815	3,302,603
Casino Guichard Perrachon SA	23,423	1,054,549
CNP Assurances	57,428	849,274
Sanofi	51,593	4,088,142
Total SA	26,947	1,207,777
VINCI SA	30,475	2,104,948
Total		17,635,151
GERMANY 5.4%
Allianz SE, Registered Shares	22,596	3,351,599
BASF SE	15,741	1,020,615
Continental AG	7,816	1,555,676
Duerr AG	22,317	1,319,661
Freenet AG	33,972	1,009,294
RWE AG	51,769	586,627
Total		8,843,472
HONG KONG 1.0%
CK Hutchison Holdings Ltd.	138,000	1,663,848
IRELAND 1.0%
Amarin Corp. PLC, ADR(a)	177,530	259,194
Smurfit Kappa Group PLC	61,255	1,412,851
Total		1,672,045

Common Stocks (continued)

Issuer	Shares	Value ($)
ISRAEL 1.4%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	973,472	2,182,398
ITALY 2.1%
Ei Towers SpA	41,047	2,266,502
Esprinet SpA	133,440	1,199,767
Total		3,466,269
JAPAN 24.2%
Alps Electric Co., Ltd.	35,600	584,215
Aozora Bank Ltd.	312,000	1,016,506
CyberAgent, Inc.	44,948	1,844,648
CYBERDYNE, Inc.(a)	21,300	364,214
Daiichikosho Co., Ltd.	64,300	2,689,321
Eisai Co., Ltd.	14,400	887,576
Fuji Heavy Industries Ltd.	61,500	2,012,085
Hoya Corp.	39,100	1,412,948
Invincible Investment Corp.	1,406	924,537
ITOCHU Corp.	157,600	1,857,978
KDDI Corp.	87,200	2,227,786
Keyence Corp.	2,700	1,395,475
LaSalle Logiport REIT(a)	1,112	1,035,519
Mitsubishi UFJ Financial Group, Inc.	504,231	2,175,913
Nakanishi, Inc.	33,700	1,170,324
Nihon M&A Center, Inc.	32,300	1,528,565
Nippon Telegraph & Telephone Corp.	55,800	2,362,980
Nishi-Nippon City Bank Ltd. (The)	487,000	879,972
ORIX Corp.	174,400	2,283,055
Relo Holdings, Inc.	10,700	1,311,572
Shinmaywa Industries Ltd.	245,000	1,735,370
Sony Corp.	50,300	1,057,030
Sumitomo Mitsui Financial Group, Inc.	56,442	1,583,773
Takuma Co., Ltd.	32,923	287,660
Tanseisha Co., Ltd.	169,750	1,007,592
Tokio Marine Holdings, Inc.	30,900	1,077,236
Toyota Motor Corp.	23,900	1,246,089
Tsuruha Holdings, Inc.	18,700	1,581,468
Total		39,541,407

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
NETHERLANDS 2.9%
ING Groep NV-CVA	259,112	3,088,963
Koninklijke Ahold NV	77,739	1,702,281
Total		4,791,244
NORWAY 5.7%
Atea ASA	132,726	1,156,970
BW LPG Ltd.	405,046	2,629,088
Kongsberg Automotive ASA(a)	2,940,291	2,344,800
Leroy Seafood Group ASA	21,429	900,269
Spectrum ASA	84,408	237,632
Tanker Investments Ltd.(a)	207,482	2,013,197
Total		9,281,956
PAKISTAN 0.7%
DG Khan Cement Co., Ltd.	802,200	1,198,231
PORTUGAL —%
Banco Espirito Santo SA, Registered Shares(a)(b)(c)	829,472	27,070
SINGAPORE 1.5%
DBS Group Holdings Ltd.	249,900	2,406,919
SOUTH KOREA 1.8%
GS Home Shopping, Inc.	5,327	791,509
Hyundai Home Shopping Network Corp.	12,938	1,329,436
LF Corp.	36,174	731,996
Total		2,852,941
SPAIN 4.4%
Banco Santander SA	245,515	993,106
Cellnex Telecom SAU	89,413	1,428,931
Endesa SA	113,711	2,049,540
Iberdrola SA	421,483	2,715,282
Total		7,186,859
SWEDEN 3.3%
Hemfosa Fastigheter AB	134,623	1,489,134
Nordea Bank AB	259,239	2,578,440
Saab AB, Class B	41,085	1,313,421
Total		5,380,995
SWITZERLAND 5.2%
Autoneum Holding AG	10,134	2,176,971

Common Stocks (continued)

Issuer	Shares	Value ($)
Baloise Holding AG, Registered Shares	8,488	1,067,697
Nestlé SA, Registered Shares	19,004	1,328,969
UBS AG	58,793	898,180
Wizz Air Holdings PLC(a)	53,259	1,349,244
Zurich Insurance Group AG	7,438	1,575,450
Total		8,396,511
UNITED KINGDOM 17.9%
AstraZeneca PLC	28,095	1,597,389
Aviva PLC	267,103	1,620,674
BHP Billiton PLC	185,238	1,863,218
BP PLC	186,401	904,640
Crest Nicholson Holdings PLC	209,576	1,627,085
DCC PLC	12,896	1,007,835
GlaxoSmithKline PLC	81,805	1,585,386
GW Pharmaceuticals PLC ADR(a)	6,406	263,287
HSBC Holdings PLC	530,656	3,374,621
Intermediate Capital Group PLC	258,447	2,068,320
John Wood Group PLC	233,788	2,021,249
Paysafe Group PLC(a)	511,575	2,813,729
Plus500 Ltd.	59,262	494,286
Royal Dutch Shell PLC, Class B	280,057	6,358,853
Vodafone Group PLC	531,335	1,611,486
Total		29,212,058
UNITED STATES 2.6%
Aerie Pharmaceuticals, Inc.(a)	11,416	192,245
Alexion Pharmaceuticals, Inc.(a)	1,772	249,498
Alkermes PLC(a)	4,930	159,091
Arrowhead Research Corp.(a)	31,525	122,947
BioMarin Pharmaceutical, Inc.(a)	2,808	229,891
Bluebird Bio, Inc.(a)	5,917	273,484
Flex Pharma, Inc.(a)	42,567	316,273
Incyte Corp.(a)	1,951	143,398
Insmed, Inc.(a)	9,894	121,004
Novavax, Inc.(a)	49,842	217,311
PTC Therapeutics, Inc.(a)	21,505	171,610
Puma Biotechnology, Inc.(a)	2,737	122,563
Quotient Ltd.(a)	75,184	565,384
Stillwater Mining Co.(a)	80,607	676,293
TESARO, Inc.(a)	4,308	174,302

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Ultragenyx Pharmaceutical, Inc.(a)	4,609	281,103
Vertex Pharmaceuticals, Inc.(a)	2,574	220,051
Total		4,236,448
Total Common Stocks (Cost: $187,335,719)		158,584,003

Exchange-Traded Funds 2.3%

	Shares	Value ($)
iShares MSCI EAFE ETF	68,468	3,669,885
Total Exchange-Traded Funds (Cost: $3,735,280)		3,669,885

Money Market Funds 0.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(d)(e)	1,276,455	1,276,455
Total Money Market Funds (Cost: $1,276,455)		1,276,455
Total Investments (Cost: $192,347,454)		163,530,343
Other Assets & Liabilities, Net		(409,611)
Net Assets		163,120,732

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 29, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Toronto Dominion	4/20/2016	4,396,000	DKK	648,714	USD	6,522	—
Toronto Dominion	4/20/2016	2,546,000	ILS	653,023	USD	—	(313)
Toronto Dominion	4/20/2016	253,025,000	JPY	2,243,328	USD	—	(4,287)
Toronto Dominion	4/20/2016	3,326,622,000	KRW	2,682,738	USD	2,289	—
Toronto Dominion	4/20/2016	67,216,000	NOK	7,763,913	USD	42,609	—
Toronto Dominion	4/20/2016	8,277,000	SEK	971,793	USD	3,178	—
Toronto Dominion	4/20/2016	7,606,797	USD	10,590,000	AUD	—	(65,618)
Toronto Dominion	4/20/2016	2,021,324	USD	2,002,000	CHF	—	(11,242)
Toronto Dominion	4/20/2016	2,843,895	USD	2,578,000	EUR	—	(35,119)
Toronto Dominion	4/20/2016	6,754,598	USD	4,838,000	GBP	—	(19,621)
Total						54,598	(136,200)

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at February 29, 2016 was $27,070, which represents 0.02% of net assets. Information concerning such security holdings at February 29, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
Banco Espirito Santo SA, Registered Shares	07/02/2014 – 07/29/2014	684,429

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2016, the value of these securities amounted to $27,070, which represents 0.02% of net assets.

(d)  The rate shown is the seven-day current annualized yield at February 29, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Notes to Portfolio of Investments (continued)

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	66,092,431	(64,815,976)	1,276,455	2,687	1,276,455

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

ILS    Israeli Shekel

JPY  Japanese Yen

KRW  Korean Won

NOK  Norwegian Krone

SEK  Swedish Krona

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	2,608,027	—	2,608,027
Belgium	—	1,971,280	—	1,971,280
China	1,109,820	1,659,585	—	2,769,405
Denmark	—	1,259,469	—	1,259,469
France	—	17,635,151	—	17,635,151
Germany	—	8,843,472	—	8,843,472
Hong Kong	—	1,663,848	—	1,663,848
Ireland	259,194	1,412,851	—	1,672,045
Israel	—	2,182,398	—	2,182,398
Italy	—	3,466,269	—	3,466,269
Japan	—	39,541,407	—	39,541,407
Netherlands	—	4,791,244	—	4,791,244

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Norway	—	9,281,956	—	9,281,956
Pakistan	—	1,198,231	—	1,198,231
Portugal	—	—	27,070	27,070
Singapore	—	2,406,919	—	2,406,919
South Korea	—	2,852,941	—	2,852,941
Spain	—	7,186,859	—	7,186,859
Sweden	—	5,380,995	—	5,380,995
Switzerland	—	8,396,511	—	8,396,511
United Kingdom	263,287	28,948,771	—	29,212,058
United States	4,236,448	—	—	4,236,448
Total Common Stocks	5,868,749	152,688,184	27,070	158,584,003
Exchange-Traded Funds	3,669,885	—	—	3,669,885
Money Market Funds	—	1,276,455	—	1,276,455
Total Investments	9,538,634	153,964,639	27,070	163,530,343
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	54,598	—	54,598
Liabilities
Forward Foreign Currency Exchange Contracts	—	(136,200)	—	(136,200)
Total	9,538,634	153,883,037	27,070	163,448,741

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

There were no transfers of financial assets between levels during the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the closing prices of similar securities from the issuer and quoted bids from market participants. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) valuation measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $191,070,999)	$162,253,888
Affiliated issuers (identified cost $1,276,455)	1,276,455
Total investments (identified cost $192,347,454)	163,530,343
Foreign currency (identified cost $145)	145
Unrealized appreciation on forward foreign currency exchange contracts	54,598
Receivable for:
Investments sold	2,832,665
Capital shares sold	316,537
Regulatory settlements (Note 6)	66,145
Dividends	319,529
Foreign tax reclaims	464,716
Expense reimbursement due from Investment Manager	180
Prepaid expenses	1,442
Total assets	167,586,300
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	136,200
Payable for:
Investments purchased	2,427,095
Capital shares purchased	1,668,951
Foreign capital gains taxes deferred	8,987
Investment management fees	11,739
Distribution and/or service fees	2,733
Transfer agent fees	31,200
Compensation of board members	121,116
Other expenses	57,547
Total liabilities	4,465,568
Net assets applicable to outstanding capital stock	$163,120,732
Represented by
Paid-in capital	$729,410,770
Excess of distributions over net investment income	(378,124)
Accumulated net realized loss	(536,915,081)
Unrealized appreciation (depreciation) on:
Investments	(28,817,111)
Foreign currency translations	(89,133)
Forward foreign currency exchange contracts	(81,602)
Foreign capital gains tax	(8,987)
Total — representing net assets applicable to outstanding capital stock	$163,120,732

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$62,919,092
Shares outstanding	5,043,221
Net asset value per share	$12.48
Maximum offering price per share(a)	$13.24
Class B
Net assets	$147,483
Shares outstanding	12,314
Net asset value per share	$11.98
Class C
Net assets	$17,237,486
Shares outstanding	1,444,395
Net asset value per share	$11.93
Class I
Net assets	$2,007
Shares outstanding	166
Net asset value per share(b)	$12.08
Class R
Net assets	$336,179
Shares outstanding	26,920
Net asset value per share	$12.49
Class R4
Net assets	$15,309,944
Shares outstanding	1,199,931
Net asset value per share	$12.76
Class R5
Net assets	$14,808,276
Shares outstanding	1,161,549
Net asset value per share	$12.75
Class Z
Net assets	$52,360,265
Shares outstanding	4,146,085
Net asset value per share	$12.63

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$6,738,537
Dividends — affiliated issuers	2,687
Foreign taxes withheld	(621,786)
Total income	6,119,438
Expenses:
Investment management fees	1,559,297
Distribution and/or service fees
Class A	183,900
Class B	2,011
Class C	207,338
Class R	1,248
Transfer agent fees
Class A	141,788
Class B	389
Class C	39,989
Class R	479
Class R4	9,548
Class R5	3,052
Class Z	141,298
Compensation of board members	6,073
Custodian fees	45,574
Printing and postage fees	43,123
Registration fees	94,429
Audit fees	52,761
Legal fees	7,084
Line of credit interest expense	1,099
Other	18,171
Total expenses	2,558,651
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(33,017)
Expense reductions	(560)
Total net expenses	2,525,074
Net investment income	3,594,364
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	9,809,871
Foreign currency translations	(128,140)
Forward foreign currency exchange contracts	(632,440)
Options contracts written	5,078
Net realized gain	9,054,369
Net change in unrealized appreciation (depreciation) on:
Investments	(33,950,096)
Foreign currency translations	63,954
Forward foreign currency exchange contracts	(339,955)
Foreign capital gains tax	(8,987)
Net change in unrealized depreciation	(34,235,084)
Net realized and unrealized loss	(25,180,715)
Net decrease in net assets from operations	$(21,586,351)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment income	$3,594,364	$5,465,187
Net realized gain	9,054,369	13,553,148
Net change in unrealized depreciation	(34,235,084)	(27,575,757)
Net decrease in net assets resulting from operations	(21,586,351)	(8,557,422)
Distributions to shareholders
Net investment income
Class A	(1,306,991)	(3,697,826)
Class B	(1,923)	(10,683)
Class C	(217,757)	(777,041)
Class I	(53)	(106)
Class R	(3,800)	(8,896)
Class R4	(180,805)	(104,695)
Class R5	(109,174)	(47,879)
Class Z	(1,587,584)	(3,996,745)
Total distributions to shareholders	(3,408,087)	(8,643,871)
Increase (decrease) in net assets from capital stock activity	247,908	(67,334,364)
Proceeds from regulatory settlements (Note 6)	66,145	—
Total decrease in net assets	(24,680,385)	(84,535,657)
Net assets at beginning of year	187,801,117	272,336,774
Net assets at end of year	$163,120,732	$187,801,117
Excess of distributions over net investment income	$(378,124)	$(520,986)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,545,183	21,655,083	1,011,605	14,742,889
Distributions reinvested	68,711	947,138	194,023	2,775,884
Redemptions	(2,333,179)	(32,939,498)	(2,748,762)	(40,415,599)
Net decrease	(719,285)	(10,337,277)	(1,543,134)	(22,896,826)
Class B shares
Subscriptions	3,583	50,736	647	9,424
Distributions reinvested	128	1,696	670	9,296
Redemptions(a)	(9,915)	(139,522)	(13,105)	(182,047)
Net decrease	(6,204)	(87,090)	(11,788)	(163,327)
Class C shares
Subscriptions	132,593	1,808,517	177,327	2,490,130
Distributions reinvested	10,930	143,904	38,021	522,484
Redemptions	(303,847)	(4,139,390)	(404,112)	(5,669,227)
Net decrease	(160,324)	(2,186,969)	(188,764)	(2,656,613)
Class I shares
Redemptions	—	—	(13)	(197)
Net decrease	—	—	(13)	(197)
Class R shares
Subscriptions	20,798	287,717	6,241	91,361
Distributions reinvested	264	3,634	626	8,896
Redemptions	(12,128)	(168,481)	(2,072)	(30,083)
Net increase	8,934	122,870	4,795	70,174
Class R4 shares
Subscriptions	1,381,100	18,918,226	108,014	1,602,547
Distributions reinvested	12,933	180,758	7,238	104,595
Redemptions	(374,948)	(5,002,665)	(64,715)	(940,624)
Net increase	1,019,085	14,096,319	50,537	766,518
Class R5 shares
Subscriptions	1,377,854	19,567,718	5,257	80,287
Distributions reinvested	7,766	109,124	3,266	47,776
Redemptions	(248,097)	(3,518,828)	(198,036)	(3,025,348)
Net increase (decrease)	1,137,523	16,158,014	(189,513)	(2,897,285)
Class Z shares
Subscriptions	1,422,850	20,179,406	1,474,144	22,311,927
Distributions reinvested	91,598	1,277,337	231,084	3,350,698
Redemptions	(2,745,098)	(38,974,702)	(4,332,826)	(65,219,433)
Net decrease	(1,230,650)	(17,517,959)	(2,627,598)	(39,556,808)
Total net increase (decrease)	49,079	247,908	(4,505,478)	(67,334,364)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio for all periods prior to the Fund's conversion to a stand-alone fund after the close of business on December 13, 2013. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$14.46		$15.55		$12.85		$13.14		$15.12
Income from investment operations:
Net investment income	0.29		0.34		0.41		0.39		0.39
Net realized and unrealized gain (loss)	(2.02)		(0.85)		3.00		(0.20)		(1.88)
Total from investment operations	(1.73)		(0.51)		3.41		0.19		(1.49)
Less distributions to shareholders:
Net investment income	(0.26)		(0.58)		(0.71)		(0.46)		(0.49)
Tax return of capital	—		—		—		(0.02)		—
Total distributions to shareholders	(0.26)		(0.58)		(0.71)		(0.48)		(0.49)
Proceeds from regulatory settlements	0.01		—		—		—		0.00	(a)
Net asset value, end of period	$12.48		$14.46		$15.55		$12.85		$13.14
Total return	(12.08	%)(b)	(3.19%)		26.87%		1.56%		(9.51%)
Ratios to average net assets(c)
Total gross expenses	1.47	%(d)	1.46	%(d)	1.48	%(d)	1.57	%(d)	1.53	%(d)
Total net expenses(e)	1.45	%(d)(f)	1.42	%(d)(f)	1.43	%(d)(f)	1.43	%(d)(f)	1.41	%(d)(f)
Net investment income	2.02%		2.31%		2.85%		3.09%		2.87%
Supplemental data
Net assets, end of period (in thousands)	$62,919		$83,340		$113,594		$168,944		$225,747
Portfolio turnover	77%		80%		14	%(g)	—%		—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		—%		100	%(h)	13%		16%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$13.89		$14.95		$12.39		$12.68		$14.61
Income from investment operations:
Net investment income	0.21		0.24		0.26		0.29		0.27
Net realized and unrealized gain (loss)	(1.98)		(0.83)		2.92		(0.19)		(1.81)
Total from investment operations	(1.77)		(0.59)		3.18		0.10		(1.54)
Less distributions to shareholders:
Net investment income	(0.15)		(0.47)		(0.62)		(0.38)		(0.39)
Tax return of capital	—		—		—		(0.01)		—
Total distributions to shareholders	(0.15)		(0.47)		(0.62)		(0.39)		(0.39)
Proceeds from regulatory settlements	0.01		—		—		—		0.00	(a)
Net asset value, end of period	$11.98		$13.89		$14.95		$12.39		$12.68
Total return	(12.77	%)(b)	(3.91%)		25.96%		0.84%		(10.28%)
Ratios to average net assets(c)
Total gross expenses	2.22	%(d)	2.20	%(d)	2.23	%(d)	2.32	%(d)	2.27	%(d)
Total net expenses(e)	2.19	%(d)(f)	2.17	%(d)(f)	2.17	%(d)(f)	2.18	%(d)(f)	2.16	%(d)(f)
Net investment income	1.55%		1.69%		1.85%		2.41%		2.05%
Supplemental data
Net assets, end of period (in thousands)	$147		$257		$453		$518		$807
Portfolio turnover	77%		80%		14	%(g)	—%		—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		—%		100	%(h)	13%		16%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$13.84		$14.89		$12.35		$12.64		$14.56
Income from investment operations:
Net investment income	0.17		0.22		0.26		0.28		0.27
Net realized and unrealized gain (loss)	(1.94)		(0.80)		2.90		(0.18)		(1.80)
Total from investment operations	(1.77)		(0.58)		3.16		0.10		(1.53)
Less distributions to shareholders:
Net investment income	(0.15)		(0.47)		(0.62)		(0.38)		(0.39)
Tax return of capital	—		—		—		(0.01)		—
Total distributions to shareholders	(0.15)		(0.47)		(0.62)		(0.39)		(0.39)
Proceeds from regulatory settlements	0.01		—		—		—		0.00	(a)
Net asset value, end of period	$11.93		$13.84		$14.89		$12.35		$12.64
Total return	(12.82	%)(b)	(3.86%)		25.88%		0.85%		(10.24%)
Ratios to average net assets(c)
Total gross expenses	2.22	%(d)	2.21	%(d)	2.23	%(d)	2.32	%(d)	2.28	%(d)
Total net expenses(e)	2.20	%(d)(f)	2.17	%(d)(f)	2.17	%(d)(f)	2.18	%(d)(f)	2.16	%(d)(f)
Net investment income	1.28%		1.54%		1.91%		2.35%		2.10%
Supplemental data
Net assets, end of period (in thousands)	$17,237		$22,207		$26,710		$26,193		$34,910
Portfolio turnover	77%		80%		14	%(g)	—%		—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		—%		100	%(h)	13%		16%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class I	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$14.02		$15.09		$12.48		$12.77		$15.27
Income from investment operations:
Net investment income	0.33		0.38		0.42		0.40		0.70
Net realized and unrealized gain (loss)	(1.96)		(0.81)		2.95		(0.16)		(2.65)
Total from investment operations	(1.63)		(0.43)		3.37		0.24		(1.95)
Less distributions to shareholders:
Net investment income	(0.32)		(0.64)		(0.76)		(0.51)		(0.55)
Tax return of capital	—		—		—		(0.02)		—
Total distributions to shareholders	(0.32)		(0.64)		(0.76)		(0.53)		(0.55)
Proceeds from regulatory settlements	0.01		—		—		—		0.00	(a)
Net asset value, end of period	$12.08		$14.02		$15.09		$12.48		$12.77
Total return	(11.78	%)(b)	(2.74%)		27.35%		2.00%		(12.47%)
Ratios to average net assets(c)
Total gross expenses	1.04	%(d)	1.03	%(d)	1.00	%(d)	1.13	%(d)	1.06	%(d)
Total net expenses(e)	1.03	%(d)	1.03	%(d)	0.99	%(d)	1.04	%(d)	1.06	%(d)(f)
Net investment income	2.40%		2.66%		3.00%		3.31%		4.77%
Supplemental data
Net assets, end of period (in thousands)	$2		$2		$3		$2		$2
Portfolio turnover	77%		80%		14	%(g)	—%		—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		—%		100	%(h)	13%		16%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$14.48		$15.56		$12.87		$13.15		$15.15
Income from investment operations:
Net investment income	0.21		0.27		0.31		0.15		0.25
Net realized and unrealized gain (loss)	(1.99)		(0.81)		3.06		0.02	(a)	(1.79)
Total from investment operations	(1.78)		(0.54)		3.37		0.17		(1.54)
Less distributions to shareholders:
Net investment income	(0.22)		(0.54)		(0.68)		(0.44)		(0.46)
Tax return of capital	—		—		—		(0.01)		—
Total distributions to shareholders	(0.22)		(0.54)		(0.68)		(0.45)		(0.46)
Proceeds from regulatory settlements	0.01		—		—		—		0.00	(b)
Net asset value, end of period	$12.49		$14.48		$15.56		$12.87		$13.15
Total return	(12.36	%)(c)	(3.38%)		26.50%		1.39%		(9.90%)
Ratios to average net assets(d)
Total gross expenses	1.72	%(e)	1.71	%(e)	1.71	%(e)	1.85	%(e)	1.86	%(e)
Total net expenses(f)	1.70	%(e)(g)	1.67	%(e)(g)	1.67	%(e)(g)	1.70	%(e)(g)	1.64	%(e)(g)
Net investment income	1.46%		1.87%		2.13%		1.16%		1.94%
Supplemental data
Net assets, end of period (in thousands)	$336		$260		$205		$98		$8
Portfolio turnover	77%		80%		14	%(h)	—%		—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		—%		100	%(i)	13%		16%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Amount represents results after the Fund's conversion to a stand-alone structure.

(i)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$14.79		$15.88		$13.10		$12.51
Income from investment operations:
Net investment income	0.19		0.35		0.30		0.02
Net realized and unrealized gain (loss)	(1.94)		(0.82)		3.22		1.05	(b)
Total from investment operations	(1.75)		(0.47)		3.52		1.07
Less distributions to shareholders:
Net investment income	(0.29)		(0.62)		(0.74)		(0.46)
Tax return of capital	—		—		—		(0.02)
Total distributions to shareholders	(0.29)		(0.62)		(0.74)		(0.48)
Proceeds from regulatory settlements	0.01		—		—		—
Net asset value, end of period	$12.76		$14.79		$15.88		$13.10
Total return	(11.93	%)(c)	(2.87%)		27.21%		8.64%
Ratios to average net assets(d)
Total gross expenses	1.22	%(e)	1.21	%(e)	1.25	%(e)	1.31	%(e)(f)
Total net expenses(g)	1.20	%(e)(h)	1.17	%(e)(h)	1.17	%(e)(h)	1.21	%(e)(f)
Net investment income	1.35%		2.34%		2.09%		0.59	%(f)
Supplemental data
Net assets, end of period (in thousands)	$15,310		$2,674		$2,070		$3
Portfolio turnover	77%		80%		14	%(i)	—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		—%		100	%(j)	13%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Amount represents results after the Fund's conversion to a stand-alone structure.

(j)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R5	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$14.77		$15.87		$13.09		$12.51
Income from investment operations:
Net investment income	0.25		0.51		0.37		0.07
Net realized and unrealized gain (loss)	(1.97)		(0.97)		3.16		1.00	(b)
Total from investment operations	(1.72)		(0.46)		3.53		1.07
Less distributions to shareholders:
Net investment income	(0.31)		(0.64)		(0.75)		(0.47)
Tax return of capital	—		—		—		(0.02)
Total distributions to shareholders	(0.31)		(0.64)		(0.75)		(0.49)
Proceeds from regulatory settlements	0.01		—		—		—
Net asset value, end of period	$12.75		$14.77		$15.87		$13.09
Total return	(11.77	%)(c)	(2.82%)		27.34%		8.64%
Ratios to average net assets(d)
Total gross expenses	1.08	%(e)	1.05	%(e)	1.09	%(e)	1.28	%(e)(f)
Total net expenses(g)	1.08	%(e)	1.05	%(e)	1.07	%(e)	1.09	%(e)(f)
Net investment income	1.79%		3.31%		2.49%		1.88	%(f)
Supplemental data
Net assets, end of period (in thousands)	$14,808		$355		$3,388		$696
Portfolio turnover	77%		80%		14	%(h)	—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		—%		100	%(i)	13%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  Amount represents results after the Fund's conversion to a stand-alone structure.

(i)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$14.64		$15.73		$12.99		$13.27		$15.28
Income from investment operations:
Net investment income	0.33		0.40		0.58		0.42		0.42
Net realized and unrealized gain (loss)	(2.06)		(0.87)		2.90		(0.19)		(1.90)
Total from investment operations	(1.73)		(0.47)		3.48		0.23		(1.48)
Less distributions to shareholders:
Net investment income	(0.29)		(0.62)		(0.74)		(0.49)		(0.53)
Tax return of capital	—		—		—		(0.02)		—
Total distributions to shareholders	(0.29)		(0.62)		(0.74)		(0.51)		(0.53)
Proceeds from regulatory settlements	0.01		—		—		—		0.00	(a)
Net asset value, end of period	$12.63		$14.64		$15.73		$12.99		$13.27
Total return	(11.91	%)(b)	(2.91%)		27.13%		1.86%		(9.35%)
Ratios to average net assets(c)
Total gross expenses	1.21	%(d)	1.21	%(d)	1.26	%(d)	1.32	%(d)	1.27	%(d)
Total net expenses(e)	1.20	%(d)(f)	1.17	%(d)(f)	1.19	%(d)(f)	1.18	%(d)(f)	1.16	%(d)(f)
Net investment income	2.27%		2.65%		4.05%		3.35%		3.09%
Supplemental data
Net assets, end of period (in thousands)	$52,360		$78,705		$125,914		$453,526		$924,777
Portfolio turnover	77%		80%		14	%(g)	—%		—%
Portfolio turnover of Columbia International Value Master Portfolio	—%		—%		100	%(h)	13%		16%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Amount represents results after the Fund's conversion to a stand-alone structure.

(h)  Amount represents results prior to the Fund's conversion to a stand-alone structure.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia International Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing

Annual Report 2016
28

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

Annual Report 2016
29

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another, to shift U.S. dollar

Annual Report 2016
30

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired.

The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the Year Ended February 29, 2016 are as follows:

Calls
	Contracts	Premiums ($)
Balance at February 28, 2015	—	—
Opened	54	(5,078)
Closed	—	—
Expired	(54)	5,078
Exercised	—	—
Balance at February 29, 2016	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and

Annual Report 2016
31

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	54,598
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	136,200

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Options Contracts Written ($)	Total ($)
Equity risk	—	5,078	5,078
Foreign exchange risk	(632,440)	—	(632,440)
Total	(632,440)	5,078	(627,362)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(339,955)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2016:

Derivative Instrument	Average market value ($)*
Options contracts — Written	—
Derivative Instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Forward foreign currency exchange contracts	209,902	(363,162)

*Based on the ending quarterly outstanding amounts for the year ended February 29, 2016. While there was no market value of options outstanding at any quarter end, the Fund did enter into options during the year; the gain (loss) associated with this activity is presented in the Statement of Operations.

**Based on the ending quarterly outstanding amounts for the year ended February 29, 2016.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2016:

Toronto Dominion ($)
Assets
Forward foreign currency exchange contracts	54,598
Liabilities
Forward foreign currency exchange contracts	136,200
Total Financial and Derivative Net Assets	(81,602)
Total collateral received (pledged)(a)	—
Net Amount(b)	(81,602)

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result

Annual Report 2016
32

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund

Annual Report 2016
33

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.67% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.87% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $500,363, and the administrative services fee paid to the Investment Manager was $50,670.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $1,553.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.19
Class R4	0.19
Class R5	0.05
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $560.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate

Annual Report 2016
34

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $66,994 for Class A, $0 for Class B and $1,683 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through June 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	1.46%	1.42%
Class B	2.21	2.17
Class C	2.21	2.17
Class I	1.07	1.03
Class R	1.71	1.67
Class R4	1.21	1.17
Class R5	1.12	1.08
Class Z	1.21	1.17

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(43,415)
Accumulated net realized loss	43,419
Paid-in capital	(4)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28, 2015
Ordinary income	$3,408,087	$8,643,871

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2016
35

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$35,092
Capital loss carryforwards	(535,742,170)
Net unrealized depreciation	(30,371,112)

At February 29, 2016, the cost of investments for federal income tax purposes was $193,901,455 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$6,421,883
Unrealized depreciation	(36,792,995)
Net unrealized depreciation	$(30,371,112)

The following capital loss carryforwards, determined at February 29, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	185,725,377
2019	68,376,538
No expiration — long-term	281,640,255
Total	535,742,170

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended February 29, 2016, $9,843,615 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $137,744,659 and $136,189,138, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended February 29, 2016, the Fund recorded a receivable of $66,145 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with

Annual Report 2016
36

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended February 29, 2016, the average daily loan balance outstanding on days when borrowing existed was $4,975,000 at a weighted average interest rate of 1.30%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at February 29, 2016.

Note 9. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, three unaffiliated shareholders of record owned 45.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In December 2015, the Board approved a proposal to merge the Fund into Columbia Overseas Value Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2016. If approved by shareholders, the merger is expected to take place shortly thereafter.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution

Annual Report 2016
37

COLUMBIA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
38

COLUMBIA INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
39

COLUMBIA INTERNATIONAL VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Foreign Taxes Paid	$442,616
Foreign Taxes Paid Per Share	$0.03
Foreign Source Income	$6,598,228
Foreign Source Income Per Share	$0.51

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016
40

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
41

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
42

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
43

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
44

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
45

COLUMBIA INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
46

COLUMBIA INTERNATIONAL VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
47

Columbia International Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN170_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA LARGE CAP GROWTH FUND II

(formerly Columbia Marsico 21st Century Fund)

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA LARGE CAP GROWTH FUND II

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Important Information About This Report	39

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA LARGE CAP GROWTH FUND II

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Cap Growth Fund II (the Fund) Class A shares returned -14.98% excluding sales charges for the 12-month period that ended February 29, 2016.

■  The Fund's benchmark, the Russell 1000 Growth Index, returned -5.05% for the same time period.

■  In a period of heightened market volatility, stock selection detracted from performance relative to its benchmark.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	04/10/00
Excluding sales charges		-14.98	5.14	3.98
Including sales charges		-19.87	3.90	3.37
Class B	04/10/00
Excluding sales charges		-15.65	4.35	3.20
Including sales charges		-19.86	4.01	3.20
Class C	04/10/00
Excluding sales charges		-15.65	4.35	3.21
Including sales charges		-16.49	4.35	3.21
Class R	01/23/06	-15.20	4.89	3.72
Class R4*	11/08/12	-14.79	5.32	4.07
Class R5*	01/08/14	-14.70	5.31	4.06
Class Z	04/10/00	-14.77	5.40	4.24
Russell 1000 Growth Index		-5.05	10.95	7.74

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Effective November 20, 2015 the Fund compares its performance to that of the Russell 1000 Growth Index (replacing the Russell 3000 Index). The Fund's investment manager believes that the new index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name and principal investment strategies.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA LARGE CAP GROWTH FUND II

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA LARGE CAP GROWTH FUND II

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA

Effective November 20, 2015, Marsico Capital Management, LLC (Marsico) no longer serves as the subadviser to the Fund and Columbia Management Investment Advisers, LLC assumed the day-to-day management of the Fund's portfolio.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector.

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -14.98%. The Fund underperformed its new benchmark, the Russell 1000 Growth Index, which returned -5.05% over the same time period. The Fund's underperformance of its benchmark was due primarily to stock selection.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious over the 12-month period that ended February 29, 2016, as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of growth.

Despite these setbacks, the U.S. economy continued to expand for the seventh consecutive year. U.S. labor markets recovered to full employment and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the period as new industry regulation led to longer closing periods. Manufacturing activity softened, putting a damper on growth.

Modest stock market gains in the first half of the period were wiped out in the second half. The S&P 500 Index, a broad measure of U.S. stock market performance, returned -6.19%, including dividends. Large-cap stocks held up better than mid- and small-cap stocks and growth stocks outperformed value stocks.

In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. Mixed economic signals early in 2016 put additional rate hikes on hold — at least for now.

Marsico-Subadvised Portfolio

From March 1, 2015 through November 19, 2015, Marsico provided day-to-day portfolio management of the Fund and the Fund's performance was compared to that of the Russell 3000 Index. This section discusses the contributors and detractors to the Fund's portfolio during the period in which Marsico subadvised the portfolio.

The consumer discretionary and information technology sectors were the Fund's best performers during the period the Fund was managed by Marsico. An overweight allocation to consumer discretionary stocks and stock selection within the consumer discretionary sector, specifically in the retail and media industry groups, benefited performance. Ctrip.com International, China's largest online travel agency, was one of the Fund's top performers. The company effectively consolidated the online travel market by buying another sizeable competitor and taking a significant stake in the number two player in the market. Recent results showed an acceleration in online travel trends and higher-than-expected margins due to market consolidation.

Annual Report 2016
4

COLUMBIA LARGE CAP GROWTH FUND II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Stock selection and an overweight in information technology stocks also aided performance as certain software and services positions generated double-digit returns for the period, including Facebook and Electronic Arts. Facebook's business grew as more advertising shifted from traditional to online media. Earnings growth was better-than-expected, fueled by active user growth. Facebook continued to innovate ways to engage with its users. Electronic Arts, a gaming company in the technology software segment, delivered a double-digit gain that was driven by strong sales of both digital content and key sports titles. Tight expense control led to higher-than-expected revenue, operating profit and earnings per share. An underweight in energy, the weakest performing sector of the Russell 3000 Index during the period, also aided relative results.

Health care stocks led the list of detractors for the period. Shares of Endo International and Concordia Healthcare declined sharply. The Fund's position in Concordia Healthcare was sold and the Fund's position in Endo International was reduced.

CMIA Portfolio

Effective November 20, 2015, Columbia Management Investment Advisers, LLC, the Investment Manager, assumed day-to-day portfolio management of the Fund and the Fund began comparing its performance to that of the Russell 1000 Growth Index. This section discusses the contributors and detractors to the Fund's portfolio from November 20, 2015 through February 29, 2016.

In a period of exceptional volatility, we began to transition the portfolio's holdings to bring it in line with our large-cap growth strategy, a process that has been underway since we assumed Fund management on November 20, 2015. The Fund also adopted a new benchmark, the Russell 1000 Growth Index, which we believe more accurately reflects our growth style. We increased the Fund's weighting in consumer staples and decreased weightings in consumer discretionary and health care. Overall, the Fund has become more diversified, with an expanded list of approximately 65 to 85 company names. At period's end, the portfolio was focused on high quality growth companies with track records of consistent earnings growth and particular emphasis on both health care and information technology.

Top Ten Holdings (%) (at February 29, 2016)
Amazon.com, Inc.	4.0
Facebook, Inc., Class A	4.0
Microsoft Corp.	4.0
Apple, Inc.	3.7
Visa, Inc., Class A	3.2
Alphabet, Inc., Class A	3.2
PepsiCo, Inc.	3.0
Comcast Corp., Class A	3.0
Philip Morris International, Inc.	2.8
iShares Russell 1000 Growth Index Fund	2.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	88.5
Exchange-Traded Funds	4.9
Money Market Funds	6.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	19.7
Consumer Staples	12.4
Financials	5.3
Health Care	15.2
Industrials	8.3
Information Technology	35.8
Materials	2.4
Telecommunication Services	0.9
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016
5

COLUMBIA LARGE CAP GROWTH FUND II

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	896.50	1,018.75	5.80	6.17	1.23
Class B	1,000.00	1,000.00	893.20	1,015.07	9.27	9.87	1.97
Class C	1,000.00	1,000.00	893.20	1,015.02	9.32	9.92	1.98
Class R	1,000.00	1,000.00	895.50	1,017.50	6.98	7.42	1.48
Class R4	1,000.00	1,000.00	897.60	1,019.99	4.62	4.92	0.98
Class R5	1,000.00	1,000.00	898.00	1,020.69	3.96	4.22	0.84
Class Z	1,000.00	1,000.00	897.70	1,019.99	4.62	4.92	0.98

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA LARGE CAP GROWTH FUND II

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 87.3%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 17.2%
Auto Components 0.5%
Visteon Corp.	53,651	3,751,278
Hotels, Restaurants & Leisure 1.6%
Norwegian Cruise Line Holdings Ltd.(a)	235,886	11,589,079
Household Durables 0.7%
Jarden Corp.(a)	97,401	5,150,565
Internet & Catalog Retail 5.9%
Amazon.com, Inc.(a)	48,672	26,892,253
Ctrip.com International Ltd., ADR(a)	140,237	5,738,498
Expedia, Inc.	38,328	3,990,328
Priceline Group, Inc. (The)(a)	4,623	5,849,066
Total		42,470,145
Media 3.5%
Comcast Corp., Class A	342,603	19,778,471
DISH Network Corp., Class A(a)	121,350	5,719,226
Total		25,497,697
Multiline Retail 1.1%
Dollar General Corp.	105,504	7,833,672
Specialty Retail 3.4%
Lowe's Companies, Inc.	226,720	15,310,401
TJX Companies, Inc. (The)	130,399	9,662,566
Total		24,972,967
Textiles, Apparel & Luxury Goods 0.5%
lululemon athletica, Inc.(a)	58,119	3,645,805
Total Consumer Discretionary		124,911,208
CONSUMER STAPLES 10.8%
Beverages 5.5%
Constellation Brands, Inc., Class A	72,942	10,316,187
Molson Coors Brewing Co., Class B	107,400	9,157,998
PepsiCo, Inc.	206,030	20,153,854
Total		39,628,039
Food & Staples Retailing 2.4%
CVS Health Corp.	182,104	17,695,046
Food Products 0.4%
Tyson Foods, Inc., Class A	39,899	2,583,460
Tobacco 2.5%
Philip Morris International, Inc.	201,858	18,375,134
Total Consumer Staples		78,281,679

Common Stocks (continued)

Issuer	Shares	Value ($)
FINANCIALS 4.6%
Banks 1.2%
First Republic Bank	84,002	5,169,483
Wells Fargo & Co.	78,931	3,703,443
Total		8,872,926
Capital Markets 2.7%
Bank of New York Mellon Corp. (The)	255,325	9,035,952
BlackRock, Inc.	11,574	3,610,625
Goldman Sachs Group, Inc. (The)	24,613	3,680,382
Invesco Ltd.	125,467	3,354,987
Total		19,681,946
Real Estate Investment Trusts (REITs) 0.7%
Simon Property Group, Inc.	26,685	5,062,945
Total Financials		33,617,817
HEALTH CARE 13.3%
Biotechnology 6.0%
Alexion Pharmaceuticals, Inc.(a)	83,831	11,803,405
Alkermes PLC(a)	252,178	8,137,784
Biogen, Inc.(a)	30,317	7,864,836
Celgene Corp.(a)	84,092	8,478,997
Incyte Corp.(a)	19,858	1,459,563
Intercept Pharmaceuticals, Inc.(a)	8,074	899,282
Novavax, Inc.(a)	169,761	740,158
Ultragenyx Pharmaceutical, Inc.(a)	13,896	847,517
Vertex Pharmaceuticals, Inc.(a)	39,504	3,377,197
Total		43,608,739
Health Care Equipment & Supplies 1.7%
Medtronic PLC	160,683	12,435,257
Health Care Providers & Services 1.4%
Express Scripts Holding Co.(a)	74,310	5,229,938
Laboratory Corp. of America Holdings(a)	43,556	4,784,191
Total		10,014,129
Life Sciences Tools & Services 1.8%
Thermo Fisher Scientific, Inc.	97,804	12,635,299
Pharmaceuticals 2.4%
Bristol-Myers Squibb Co.	279,456	17,306,710
Total Health Care		96,000,134

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA LARGE CAP GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
INDUSTRIALS 7.2%
Aerospace & Defense 1.2%
Northrop Grumman Corp.	44,851	8,621,259
Air Freight & Logistics 1.6%
FedEx Corp.	85,490	11,701,871
Airlines 1.6%
Delta Air Lines, Inc.	245,499	11,842,872
Electrical Equipment 0.5%
AMETEK, Inc.	71,466	3,316,737
Machinery 1.7%
Ingersoll-Rand PLC	119,771	6,654,477
Stanley Black & Decker, Inc.	57,967	5,449,478
Total		12,103,955
Road & Rail 0.6%
Kansas City Southern	57,830	4,725,289
Total Industrials		52,311,983
INFORMATION TECHNOLOGY 31.3%
Communications Equipment 1.1%
Palo Alto Networks, Inc.(a)	55,207	7,993,422
Internet Software & Services 9.2%
Alibaba Group Holding Ltd., ADR(a)	89,566	6,163,036
Alphabet, Inc., Class A(a)	29,862	21,417,624
Alphabet, Inc., Class C(a)	15,067	10,513,300
Facebook, Inc., Class A(a)	250,565	26,790,410
LinkedIn Corp., Class A(a)	13,737	1,609,839
Total		66,494,209
IT Services 3.7%
PayPal Holdings, Inc.(a)	134,620	5,134,407
Visa, Inc., Class A	296,072	21,432,652
Total		26,567,059
Semiconductors & Semiconductor Equipment 3.5%
Broadcom Ltd.	83,772	11,222,935
NVIDIA Corp.	133,420	4,184,051
NXP Semiconductors NV(a)	91,964	6,551,515
Qorvo, Inc.(a)	71,549	3,225,429
Total		25,183,930
Software 10.4%
Adobe Systems, Inc.(a)	113,641	9,676,531
Electronic Arts, Inc.(a)	238,033	15,291,240

Common Stocks (continued)

Issuer	Shares	Value ($)
Microsoft Corp.	519,679	26,441,268
Red Hat, Inc.(a)	112,123	7,327,238
Salesforce.com, inc.(a)	201,339	13,640,717
ServiceNow, Inc.(a)	57,389	3,155,821
Total		75,532,815
Technology Hardware, Storage & Peripherals 3.4%
Apple, Inc.	254,549	24,612,343
Total Information Technology		226,383,778
MATERIALS 2.1%
Chemicals 2.1%
Eastman Chemical Co.	96,359	6,181,430
Sherwin-Williams Co. (The)	33,550	9,075,275
Total		15,256,705
Total Materials		15,256,705
TELECOMMUNICATION SERVICES 0.8%
Diversified Telecommunication Services 0.8%
SBA Communications Corp., Class A(a)	59,064	5,604,583
Total Telecommunication Services		5,604,583
Total Common Stocks (Cost: $655,056,842)		632,367,887

Exchange-Traded Funds 4.8%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	84,510	16,357,756
iShares Russell 1000 Growth Index Fund	194,619	18,261,101
Total Exchange-Traded Funds (Cost: $36,423,632)		34,618,857

Money Market Funds 6.5%

Columbia Short-Term Cash Fund, 0.420%(b)(c)	47,441,684	47,441,684
Total Money Market Funds (Cost: $47,441,684)		47,441,684
Total Investments (Cost: $738,922,158)		714,428,428
Other Assets & Liabilities, Net		10,243,544
Net Assets		724,671,972

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA LARGE CAP GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,149,309	511,493,574	(466,201,199)	47,441,684	79,496	47,441,684

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA LARGE CAP GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	124,911,208	—	—	124,911,208
Consumer Staples	78,281,679	—	—	78,281,679
Financials	33,617,817	—	—	33,617,817
Health Care	96,000,134	—	—	96,000,134
Industrials	52,311,983	—	—	52,311,983
Information Technology	226,383,778	—	—	226,383,778
Materials	15,256,705	—	—	15,256,705
Telecommunication Services	5,604,583	—	—	5,604,583
Total Common Stocks	632,367,887	—	—	632,367,887
Exchange-Traded Funds	34,618,857	—	—	34,618,857
Money Market Funds	—	47,441,684	—	47,441,684
Total Investments	666,986,744	47,441,684	—	714,428,428

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA LARGE CAP GROWTH FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	2,149,309	2,149,309	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA LARGE CAP GROWTH FUND II

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $691,480,474)	$666,986,744
Affiliated issuers (identified cost $47,441,684)	47,441,684
Total investments (identified cost $738,922,158)	714,428,428
Receivable for:
Investments sold	21,423,271
Capital shares sold	73,884
Dividends	570,999
Foreign tax reclaims	21,419
Expense reimbursement due from Investment Manager	236
Prepaid expenses	2,615
Total assets	736,520,852
Liabilities
Payable for:
Investments purchased	10,104,594
Capital shares purchased	1,315,013
Investment management fees	45,372
Distribution and/or service fees	23,880
Transfer agent fees	173,487
Compensation of board members	117,716
Other expenses	68,818
Total liabilities	11,848,880
Net assets applicable to outstanding capital stock	$724,671,972
Represented by
Paid-in capital	$2,072,799,186
Excess of distributions over net investment income	(709,336)
Accumulated net realized loss	(1,322,922,083)
Unrealized appreciation (depreciation) on:
Investments	(24,493,730)
Foreign currency translations	(2,065)
Total — representing net assets applicable to outstanding capital stock	$724,671,972

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA LARGE CAP GROWTH FUND II

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$358,205,306
Shares outstanding	19,608,855
Net asset value per share	$18.27
Maximum offering price per share(a)	$19.38
Class B
Net assets	$7,156,567
Shares outstanding	436,704
Net asset value per share	$16.39
Class C
Net assets	$184,473,057
Shares outstanding	11,257,042
Net asset value per share	$16.39
Class R
Net assets	$13,845,462
Shares outstanding	773,207
Net asset value per share	$17.91
Class R4
Net assets	$1,012,865
Shares outstanding	52,792
Net asset value per share	$19.19
Class R5
Net assets	$549,006
Shares outstanding	29,011
Net asset value per share	$18.92
Class Z
Net assets	$159,429,709
Shares outstanding	8,450,042
Net asset value per share	$18.87

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA LARGE CAP GROWTH FUND II

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$4,949,440
Dividends — affiliated issuers	79,496
Interest	873
Foreign taxes withheld	(43,512)
Total income	4,986,297
Expenses:
Investment management fees	6,863,425
Distribution and/or service fees
Class A	1,108,983
Class B	173,728
Class C	2,284,237
Class R	91,532
Transfer agent fees
Class A	836,005
Class B	32,812
Class C	430,518
Class R	34,527
Class R4	2,153
Class R5	180
Class Z	394,733
Compensation of board members	15,200
Custodian fees	13,803
Printing and postage fees	139,642
Registration fees	96,846
Audit fees	20,780
Legal fees	12,590
Other	29,940
Total expenses	12,581,634
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(236)
Expense reductions	(640)
Total net expenses	12,580,758
Net investment loss	(7,594,461)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	140,554,326
Foreign currency translations	(11,449)
Net realized gain	140,542,877
Net change in unrealized appreciation (depreciation) on:
Investments	(269,291,341)
Foreign currency translations	(1,014)
Net change in unrealized depreciation	(269,292,355)
Net realized and unrealized loss	(128,749,478)
Net decrease in net assets from operations	$(136,343,939)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA LARGE CAP GROWTH FUND II

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment loss	$(7,594,461)	$(7,920,024)
Net realized gain	140,542,877	162,037,220
Net change in unrealized depreciation	(269,292,355)	(76,657,451)
Net increase (decrease) in net assets resulting from operations	(136,343,939)	77,459,745
Decrease in net assets from capital stock activity	(167,581,461)	(201,760,853)
Total decrease in net assets	(303,925,400)	(124,301,108)
Net assets at beginning of year	1,028,597,372	1,152,898,480
Net assets at end of year	$724,671,972	$1,028,597,372
Excess of distributions over net investment income	$(709,336)	$(935,096)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA LARGE CAP GROWTH FUND II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,672,564	34,716,565	1,822,398	35,828,885
Redemptions	(4,548,095)	(93,570,631)	(8,698,301)	(172,353,015)
Net decrease	(2,875,531)	(58,854,066)	(6,875,903)	(136,524,130)
Class B shares
Subscriptions	2,034	39,007	5,175	92,504
Redemptions(a)	(1,079,587)	(20,318,470)	(1,314,748)	(23,424,857)
Net decrease	(1,077,553)	(20,279,463)	(1,309,573)	(23,332,353)
Class C shares
Subscriptions	269,695	5,058,395	330,566	5,960,073
Redemptions	(1,996,059)	(37,055,568)	(2,284,607)	(41,075,556)
Net decrease	(1,726,364)	(31,997,173)	(1,954,041)	(35,115,483)
Class R shares
Subscriptions	112,343	2,297,474	126,730	2,465,018
Redemptions	(333,893)	(6,863,164)	(397,081)	(7,624,823)
Net decrease	(221,550)	(4,565,690)	(270,351)	(5,159,805)
Class R4 shares
Subscriptions	31,994	711,269	40,807	857,251
Redemptions	(19,077)	(400,024)	(11,930)	(264,813)
Net increase	12,917	311,245	28,877	592,438
Class R5 shares
Subscriptions	30,030	657,503	2,573	54,344
Redemptions	(3,296)	(66,989)	(424)	(8,972)
Net increase	26,734	590,514	2,149	45,372
Class Z shares
Subscriptions	572,402	12,201,671	3,982,334	81,594,747
Redemptions	(3,039,851)	(64,988,499)	(4,139,957)	(83,861,639)
Net decrease	(2,467,449)	(52,786,828)	(157,623)	(2,266,892)
Total net decrease	(8,328,796)	(167,581,461)	(10,536,465)	(201,760,853)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA LARGE CAP GROWTH FUND II

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$21.49		$19.82		$14.14		$13.25		$14.22
Income from investment operations:
Net investment income (loss)	(0.14)		(0.12)		(0.10)		0.01		(0.03)
Net realized and unrealized gain (loss)	(3.08)		1.79		5.78		0.88		(0.94)
Total from investment operations	(3.22)		1.67		5.68		0.89		(0.97)
Less distributions to shareholders:
Net investment income	—		—		—		(0.00	)(a)	—
Total distributions to shareholders	—		—		—		(0.00	)(a)	—
Net asset value, end of period	$18.27		$21.49		$19.82		$14.14		$13.25
Total return	(14.98%)		8.43%		40.17%		6.74%		(6.82%)
Ratios to average net assets(b)
Total gross expenses	1.22%		1.21%		1.23	%(c)	1.36	%(c)	1.37	%(c)
Total net expenses(d)	1.22	%(e)	1.21	%(e)	1.23	%(c)(e)	1.35	%(c)(e)	1.37	%(c)(e)
Net investment income (loss)	(0.68%)		(0.60%)		(0.60%)		0.06%		(0.23%)
Supplemental data
Net assets, end of period (in thousands)	$358,205		$483,252		$581,859		$526,471		$811,890
Portfolio turnover	125%		81%		99%		65%		104%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA LARGE CAP GROWTH FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$19.43		$18.05		$12.98		$12.25		$13.25
Income from investment operations:
Net investment loss	(0.28)		(0.24)		(0.21)		(0.08)		(0.12)
Net realized and unrealized gain (loss)	(2.76)		1.62		5.28		0.81		(0.88)
Total from investment operations	(3.04)		1.38		5.07		0.73		(1.00)
Net asset value, end of period	$16.39		$19.43		$18.05		$12.98		$12.25
Total return	(15.65%)		7.65%		39.06%		5.96%		(7.55%)
Ratios to average net assets(a)
Total gross expenses	1.97%		1.96%		1.98	%(b)	2.10	%(b)	2.12	%(b)
Total net expenses(c)	1.97	%(d)	1.96	%(d)	1.98	%(b)(d)	2.10	%(b)(d)	2.12	%(b)(d)
Net investment loss	(1.45%)		(1.37%)		(1.35%)		(0.67%)		(0.97%)
Supplemental data
Net assets, end of period (in thousands)	$7,157		$29,420		$50,972		$52,823		$72,692
Portfolio turnover	125%		81%		99%		65%		104%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA LARGE CAP GROWTH FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$19.43		$18.05		$12.98		$12.25		$13.25
Income from investment operations:
Net investment loss	(0.27)		(0.24)		(0.21)		(0.08)		(0.12)
Net realized and unrealized gain (loss)	(2.77)		1.62		5.28		0.81		(0.88)
Total from investment operations	(3.04)		1.38		5.07		0.73		(1.00)
Net asset value, end of period	$16.39		$19.43		$18.05		$12.98		$12.25
Total return	(15.65%)		7.65%		39.06%		5.96%		(7.55%)
Ratios to average net assets(a)
Total gross expenses	1.98%		1.96%		1.98	%(b)	2.10	%(b)	2.12	%(b)
Total net expenses(c)	1.98	%(d)	1.96	%(d)	1.98	%(b)(d)	2.10	%(b)(d)	2.12	%(b)(d)
Net investment loss	(1.43%)		(1.35%)		(1.36%)		(0.68%)		(0.97%)
Supplemental data
Net assets, end of period (in thousands)	$184,473		$252,224		$269,583		$236,373		$342,021
Portfolio turnover	125%		81%		99%		65%		104%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA LARGE CAP GROWTH FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$21.12		$19.52		$13.97		$13.12		$14.11
Income from investment operations:
Net investment loss	(0.19)		(0.16)		(0.14)		(0.02)		(0.06)
Net realized and unrealized gain (loss)	(3.02)		1.76		5.69		0.87		(0.93)
Total from investment operations	(3.21)		1.60		5.55		0.85		(0.99)
Net asset value, end of period	$17.91		$21.12		$19.52		$13.97		$13.12
Total return	(15.20%)		8.20%		39.73%		6.48%		(7.02%)
Ratios to average net assets(a)
Total gross expenses	1.47%		1.46%		1.48	%(b)	1.61	%(b)	1.62	%(b)
Total net expenses(c)	1.47	%(d)	1.46	%(d)	1.48	%(b)(d)	1.60	%(b)(d)	1.62	%(b)(d)
Net investment loss	(0.94%)		(0.85%)		(0.85%)		(0.17%)		(0.46%)
Supplemental data
Net assets, end of period (in thousands)	$13,845		$21,010		$24,700		$22,756		$30,137
Portfolio turnover	125%		81%		99%		65%		104%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA LARGE CAP GROWTH FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$22.52		$20.71		$14.74		$13.29
Income from investment operations:
Net investment income (loss)	(0.09)		(0.06)		(0.06)		0.01
Net realized and unrealized gain (loss)	(3.24)		1.87		6.03		1.48
Total from investment operations	(3.33)		1.81		5.97		1.49
Less distributions to shareholders:
Net investment income	—		—		—		(0.04)
Total distributions to shareholders	—		—		—		(0.04)
Net asset value, end of period	$19.19		$22.52		$20.71		$14.74
Total return	(14.79%)		8.74%		40.50%		11.20%
Ratios to average net assets(b)
Total gross expenses	0.98%		0.97%		0.98	%(c)	1.02	%(c)(d)
Total net expenses(e)	0.98	%(f)	0.97	%(f)	0.98	%(c)(f)	1.02	%(c)(d)
Net investment income (loss)	(0.41%)		(0.28%)		(0.34%)		0.28	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,013		$898		$228		$3
Portfolio turnover	125%		81%		99%		65%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA LARGE CAP GROWTH FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,
Class R5	2016	2015	2014(a)
Per share data
Net asset value, beginning of period	$22.18	$20.37	$19.48
Income from investment operations:
Net investment income (loss)	(0.05)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(3.21)	1.83	0.90
Total from investment operations	(3.26)	1.81	0.89
Net asset value, end of period	$18.92	$22.18	$20.37
Total return	(14.70%)	8.89%	4.57%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.84%	0.80	%(c)
Total net expenses(d)	0.84%	0.84%	0.80	%(c)
Net investment income (loss)	(0.22%)	(0.09%)	(0.51	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$549	$51	$3
Portfolio turnover	125%	81%	99%

Notes to Financial Highlights

(a)  Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA LARGE CAP GROWTH FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$22.14		$20.37		$14.50		$13.57		$14.54
Income from investment operations:
Net investment income (loss)	(0.09)		(0.07)		(0.06)		0.04		0.01
Net realized and unrealized gain (loss)	(3.18)		1.84		5.93		0.92		(0.98)
Total from investment operations	(3.27)		1.77		5.87		0.96		(0.97)
Less distributions to shareholders:
Net investment income	—		—		—		(0.03)		—
Total distributions to shareholders	—		—		—		(0.03)		—
Net asset value, end of period	$18.87		$22.14		$20.37		$14.50		$13.57
Total return	(14.77%)		8.69%		40.48%		7.09%		(6.67%)
Ratios to average net assets(a)
Total gross expenses	0.97%		0.97%		0.98	%(b)	1.11	%(b)	1.12	%(b)
Total net expenses(c)	0.97	%(d)	0.97	%(d)	0.98	%(b)(d)	1.10	%(b)(d)	1.12	%(b)(d)
Net investment income (loss)	(0.43%)		(0.34%)		(0.36%)		0.27%		0.04%
Supplemental data
Net assets, end of period (in thousands)	$159,430		$241,743		$225,554		$200,226		$449,867
Portfolio turnover	125%		81%		99%		65%		104%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Large Cap Growth Fund II (formerly known as Columbia Marsico 21st Century Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective November 20, 2015, Columbia Marsico 21st Century Fund was renamed Columbia Large Cap Growth Fund II.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Annual Report 2016
24

COLUMBIA LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result

Annual Report 2016
25

COLUMBIA LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc.

Annual Report 2016
26

COLUMBIA LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

(Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.77% to 0.57% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.75% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $2,328,575, and the administrative services fee paid to the Investment Manager was $194,702.

Subadvisory Agreement

Prior to November 20, 2015, the Investment Manager entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensated Marsico to manage the investment of the Fund's assets. Effective November 20, 2015, Marsico no longer serves as the subadviser to the Fund and the Investment Manager has assumed the day-to-day portfolio management of the Fund.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $2,767.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.19
Class R4	0.19
Class R5	0.05
Class Z	0.19

Annual Report 2016
27

COLUMBIA LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $640.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $116,458 for Class A, $74 for Class B and $1,879 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	Contractual Expense Cap July 1, 2015 through June 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	1.25%	1.30%
Class B	2.00	2.05
Class C	2.00	2.05
Class R	1.50	1.55
Class R4	1.00	1.05
Class R5	0.91	0.96
Class Z	1.00	1.05

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

In addition, effective November 20, 2015, the Fund's expense ratio is subject to a voluntary expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of 1.23% for Class A, 1.98% for Class B, 1.98% for Class C, 1.48% for Class R, 0.98% for Class R4, 0.89% for Class R5 and 0.98% for Class Z. This arrangement may be revised or discontinued at any time.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Annual Report 2016
28

COLUMBIA LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, post-October capital losses and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$7,820,221
Accumulated net realized loss	11,449
Paid-in capital	(7,831,670)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended February 29, 2016 and February 28, 2015, there were no distributions.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(1,297,463,369)
Net unrealized depreciation	(25,093,919)

At February 29, 2016, the cost of investments for federal income tax purposes was $739,522,347 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$27,175,009
Unrealized depreciation	(52,268,928)
Net unrealized depreciation	$(25,093,919)

The following capital loss carryforwards, determined at February 29, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	1,297,463,369

For the year ended February 29, 2016, $164,320,737 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat late-year ordinary losses of $593,162 and post-October capital losses of $24,858,526 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,089,238,237 and $1,310,126,807, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on

Annual Report 2016
29

COLUMBIA LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 8. Significant Risks

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Shareholder Concentration Risk

At February 29, 2016, one unaffiliated shareholder of record owned 16.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 16.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In December 2015, the Board approved a proposal to merge the Fund into Columbia Large Cap Growth Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2016. If approved by shareholders, the merger is expected to take place shortly thereafter.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of

Annual Report 2016
30

COLUMBIA LARGE CAP GROWTH FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
31

COLUMBIA LARGE CAP GROWTH FUND II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Large Cap Growth Fund II (formerly known as Columbia Marsico 21st Century Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund II (formerly known as Columbia Marsico 21st Century Fund) (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
32

COLUMBIA LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
33

COLUMBIA LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
34

COLUMBIA LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
35

COLUMBIA LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
36

COLUMBIA LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
37

COLUMBIA LARGE CAP GROWTH FUND II

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
38

COLUMBIA LARGE CAP GROWTH FUND II

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
39

Columbia Large Cap Growth Fund II

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN184_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA LARGE CAP GROWTH FUND III

(formerly Columbia Marsico Focused Equities Fund)

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA LARGE CAP GROWTH FUND III

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	41

Annual Report 2016

COLUMBIA LARGE CAP GROWTH FUND III

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Cap Growth Fund III (the Fund) Class A shares returned -11.07% excluding sales charges for the 12-month period that ended February 29, 2016.

■  The Fund's benchmark, the Russell 1000 Growth Index, returned -5.05% for the same time period.

■  In a period of heightened market volatility, stock selection detracted from performance relative to its benchmark.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	12/31/97
Excluding sales charges		-11.07	8.43	5.59
Including sales charges		-16.18	7.15	4.96
Class B	12/31/97
Excluding sales charges		-11.72	7.63	4.80
Including sales charges		-15.14	7.47	4.80
Class C	12/31/97
Excluding sales charges		-11.70	7.63	4.80
Including sales charges		-12.39	7.63	4.80
Class I*	09/27/10	-10.63	9.02	5.89
Class R4*	11/08/12	-10.88	8.61	5.67
Class R5*	12/11/13	-10.72	8.63	5.68
Class Z	12/31/97	-10.87	8.70	5.85
Russell 1000 Growth Index		-5.05	10.95	7.74

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Effective November 20, 2015 the Fund compares its performance to that of the Russell 1000 Growth Index (replacing the S&P 500 Index). The Fund's investment manager believes that the new index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name and principal investment strategies.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA LARGE CAP GROWTH FUND III

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund III during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA LARGE CAP GROWTH FUND III

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -11.07% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned -5.05% over the same time period. In a period of heightened market volatility, stock selection detracted from performance relative to its benchmark.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious over the 12-month period that ended February 29, 2016, as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of growth.

Despite these setbacks, the U.S. economy continued to expand for the seventh consecutive year. U.S. labor markets recovered to full employment and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the period as new industry regulation led to longer closing periods. Manufacturing activity softened, putting a damper on growth.

Modest stock market gains in the first half of the period were wiped out in the second half. The S&P 500 Index, a broad measure of U.S. stock market performance, returned -6.19%, including dividends. Large-cap stocks held up better than mid- and small-cap stocks and growth stocks outperformed value stocks.

In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. Mixed economic signals early in 2016 put additional rate hikes on hold — at least for now.

Marsico-Subadvised Portfolio

From March 1, 2015 through November 19, 2015, Marsico provided day-to-day portfolio management of the Fund and the Fund's performance was compared to that of the S&P 500 Index. This section discusses the contributors and detractors to the Fund's portfolio during the period in which Marsico subadvised the portfolio.

The Fund had more exposure than the S&P 500 Index to information technology and consumer discretionary stocks, the period's two strongest-performing sectors. These sectors also accounted for the top three individual performers in the Fund: Facebook, Starbucks and Nike. Facebook, a social media company, benefited from the advertising shift from traditional to online media. Better-than-expected earnings were fueled by active user growth as Facebook continued to innovate ways to engage with its users. The company's new Premium Video product experienced strong growth by mobile users — a key, fast-growing

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA

Effective November 20, 2015, Marsico Capital Management, LLC (Marsico) no longer serves as the subadviser to the Fund and Columbia Management Investment Advisers, LLC assumed the day-to-day management of the Fund's portfolio.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
Alphabet, Inc., Class A	6.6
Apple, Inc.	4.6
Amazon.com, Inc.	4.0
Facebook, Inc., Class A	3.9
Microsoft Corp.	3.8
Visa, Inc., Class A	3.1
CVS Health Corp.	3.0
PepsiCo, Inc.	2.9
Comcast Corp., Class A	2.9
SPDR S&P 500 ETF Trust	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

Annual Report 2016
5

COLUMBIA LARGE CAP GROWTH FUND III

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	90.4
Exchange-Traded Funds	5.2
Money Market Funds	4.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	23.7
Consumer Staples	11.4
Energy	0.9
Financials	3.8
Health Care	13.9
Industrials	7.8
Information Technology	36.2
Materials	2.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

advertising market. Starbucks shares posted a sizeable gain as the company reported strong sales and continued its rollout of a mobile order and pay platform, which provides the company with data and individualized marketing opportunities. Shares of athletic apparel company Nike rose on the heels of accelerated sales, particularly in North America, Europe and China. The company continued to innovate in its footwear line and in technical fabrics for sports apparel. The Fund's positions in Facebook, Starbucks and Nike were modestly trimmed during the period. An underweight in energy, the weakest performing sector in the index, aided comparative results.

Health care was the biggest detractor from Fund performance during the period. In particular, several of the Fund's pharmaceuticals, biotechnology and life sciences positions disappointed. Within health care, Pacira Pharmaceuticals, a manufacturer of non-opioid post-surgical pain anesthetics, declined sharply on an uncertain approval outlook for its drug Exparel and a Department of Justice subpoena regarding Pacira's marketing practices. Illumina, a biotechnology company that delivers affordable genomic sequencing solutions for use in medical and pharmaceutical research, announced lower-than-expected sales results. The stock was sold. Industrials and consumer staples stocks also detracted from performance. Lack of exposure to the food, beverage and tobacco industry group within consumer staples was an additional drag on results.

CMIA Portfolio

Effective November 20, 2015, Columbia Management Investment Advisers, LLC, the Investment Manager, assumed day-to-day portfolio management of the Fund and the Fund began comparing its performance to that of the Russell 1000 Growth Index. This section discusses the contributors and detractors to the Fund's portfolio from November 20, 2015 through February 29, 2016.

In a period of exceptional volatility, we began to transition the portfolio's holdings to bring it in line with our large-cap growth strategy, a process that has been underway since we assumed Fund management on November 20, 2015. The Fund also adopted a new benchmark, the Russell 1000 Growth Index, which we believe more accurately reflects our growth style. We increased the Fund's weighting in consumer staples and decreased weightings in consumer discretionary and health care. Overall, the Fund has an expanded list of approximately 65 to 85 company names. At period's end, the portfolio was focused on high-quality growth companies with track records of consistent earnings growth and particular emphasis on both health care and information technology.

Annual Report 2016
6

COLUMBIA LARGE CAP GROWTH FUND III

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	938.50	1,018.80	5.88	6.12	1.22
Class B	1,000.00	1,000.00	935.30	1,015.07	9.48	9.87	1.97
Class C	1,000.00	1,000.00	935.20	1,015.07	9.48	9.87	1.97
Class I	1,000.00	1,000.00	941.10	1,021.13	3.62	3.77	0.75
Class R4	1,000.00	1,000.00	939.60	1,020.04	4.68	4.87	0.97
Class R5	1,000.00	1,000.00	940.50	1,020.69	4.05	4.22	0.84
Class Z	1,000.00	1,000.00	939.40	1,020.04	4.68	4.87	0.97

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA LARGE CAP GROWTH FUND III

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 91.4%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 21.6%
Auto Components 0.3%
Visteon Corp.	27,789	1,943,007
Hotels, Restaurants & Leisure 3.6%
Norwegian Cruise Line Holdings Ltd.(a)	146,928	7,218,572
Starbucks Corp.	280,013	16,299,557
Total		23,518,129
Household Durables 0.7%
Jarden Corp.(a)	81,092	4,288,145
Internet & Catalog Retail 6.0%
Amazon.com, Inc.(a)	44,962	24,842,404
Ctrip.com International Ltd., ADR(a)	109,349	4,474,561
Expedia, Inc.	36,549	3,805,116
Priceline Group, Inc. (The)(a)	4,508	5,703,567
Total		38,825,648
Media 3.6%
Comcast Corp., Class A	307,772	17,767,678
DISH Network Corp., Class A(a)	109,023	5,138,254
Total		22,905,932
Multiline Retail 2.2%
Dollar General Corp.	94,460	7,013,655
Dollar Tree, Inc.(a)	89,788	7,205,487
Total		14,219,142
Specialty Retail 3.0%
Lowe's Companies, Inc.	192,829	13,021,742
TJX Companies, Inc. (The)	88,464	6,555,183
Total		19,576,925
Textiles, Apparel & Luxury Goods 2.2%
lululemon athletica, Inc.(a)	36,947	2,317,685
Nike, Inc., Class B	192,455	11,853,304
Total		14,170,989
Total Consumer Discretionary		139,447,917
CONSUMER STAPLES 10.4%
Beverages 4.9%
Constellation Brands, Inc., Class A	35,993	5,090,490
Molson Coors Brewing Co., Class B	96,629	8,239,555
PepsiCo, Inc.	185,276	18,123,698
Total		31,453,743

Common Stocks (continued)

Issuer	Shares	Value ($)
Food & Staples Retailing 2.9%
CVS Health Corp.	191,636	18,621,270
Food Products 0.3%
Tyson Foods, Inc., Class A	35,921	2,325,885
Tobacco 2.3%
Philip Morris International, Inc.	160,231	14,585,828
Total Consumer Staples		66,986,726
ENERGY 0.8%
Energy Equipment & Services 0.8%
Schlumberger Ltd.	71,284	5,112,488
Total Energy		5,112,488
FINANCIALS 3.5%
Banks 0.6%
Wells Fargo & Co.	73,327	3,440,503
Capital Markets 2.5%
Bank of New York Mellon Corp. (The)	218,860	7,745,455
BlackRock, Inc.	9,032	2,817,623
Goldman Sachs Group, Inc. (The)	16,172	2,418,199
Invesco Ltd.	121,519	3,249,418
Total		16,230,695
Real Estate Investment Trusts (REITs) 0.4%
Simon Property Group, Inc.	13,835	2,624,915
Total Financials		22,296,113
HEALTH CARE 12.7%
Biotechnology 5.5%
Alexion Pharmaceuticals, Inc.(a)	39,241	5,525,133
Alkermes PLC(a)	87,746	2,831,563
Biogen, Inc.(a)	26,595	6,899,275
Celgene Corp.(a)	118,864	11,985,057
Incyte Corp.(a)	18,865	1,386,577
Intercept Pharmaceuticals, Inc.(a)	7,990	889,926
Novavax, Inc.(a)	157,494	686,674
Ultragenyx Pharmaceutical, Inc.(a)	14,610	891,064
Vertex Pharmaceuticals, Inc.(a)	49,589	4,239,364
Total		35,334,633
Health Care Equipment & Supplies 1.5%
Medtronic PLC	125,642	9,723,434

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA LARGE CAP GROWTH FUND III

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 1.5%
Express Scripts Holding Co.(a)	70,514	4,962,775
Laboratory Corp. of America Holdings(a)	42,396	4,656,777
Total		9,619,552
Life Sciences Tools & Services 1.8%
Thermo Fisher Scientific, Inc.	87,784	11,340,815
Pharmaceuticals 2.4%
Bristol-Myers Squibb Co.	250,891	15,537,680
Total Health Care		81,556,114
INDUSTRIALS 7.2%
Aerospace & Defense 1.2%
Northrop Grumman Corp.	40,333	7,752,809
Air Freight & Logistics 1.6%
FedEx Corp.	76,400	10,457,632
Airlines 1.7%
Delta Air Lines, Inc.	220,776	10,650,234
Electrical Equipment 0.3%
AMETEK, Inc.	46,450	2,155,745
Machinery 1.7%
Ingersoll-Rand PLC	107,924	5,996,258
Stanley Black & Decker, Inc.	51,840	4,873,478
Total		10,869,736
Road & Rail 0.7%
Kansas City Southern	51,900	4,240,749
Total Industrials		46,126,905
INFORMATION TECHNOLOGY 33.1%
Communications Equipment 0.6%
Palo Alto Networks, Inc.(a)	27,356	3,960,875
Internet Software & Services 11.3%
Alibaba Group Holding Ltd., ADR(a)	80,190	5,517,874
Alphabet, Inc., Class A(a)	57,695	41,380,008
Facebook, Inc., Class A(a)	225,324	24,091,642
LinkedIn Corp., Class A(a)	13,884	1,627,066
Total		72,616,590

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 3.7%
PayPal Holdings, Inc.(a)	120,350	4,590,149
Visa, Inc., Class A	265,806	19,241,696
Total		23,831,845
Semiconductors & Semiconductor Equipment 3.7%
Broadcom Ltd.	71,141	9,530,760
NVIDIA Corp.	228,505	7,165,917
NXP Semiconductors NV(a)	63,284	4,508,352
Qorvo, Inc.(a)	66,285	2,988,128
Total		24,193,157
Software 9.3%
Electronic Arts, Inc.(a)	213,646	13,724,619
Microsoft Corp.	466,555	23,738,318
Red Hat, Inc.(a)	107,693	7,037,738
Salesforce.com, inc.(a)	180,711	12,243,170
ServiceNow, Inc.(a)	54,799	3,013,397
Total		59,757,242
Technology Hardware, Storage & Peripherals 4.5%
Apple, Inc.	297,834	28,797,569
Total Information Technology		213,157,278
MATERIALS 2.1%
Chemicals 2.1%
Eastman Chemical Co.	86,480	5,547,692
Sherwin-Williams Co. (The)	30,052	8,129,066
Total		13,676,758
Total Materials		13,676,758
Total Common Stocks (Cost: $565,842,585)		588,360,299

Exchange-Traded Funds 5.3%

	Shares	Value ($)
SPDR S&P 500 ETF Trust	91,554	17,721,192
iShares Russell 1000 Growth Index Fund	175,679	16,483,961
Total Exchange-Traded Funds (Cost: $36,432,083)		34,205,153

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA LARGE CAP GROWTH FUND III

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Money Market Funds 4.4%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(b)(c)	28,592,349	28,592,349
Total Money Market Funds (Cost: $28,592,349)		28,592,349
Total Investments (Cost: $630,867,017)		651,157,801
Other Assets & Liabilities, Net		(6,834,817)
Net Assets		644,322,984

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	23,630,450	624,137,301	(619,175,402)	28,592,349	56,869	28,592,349

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA LARGE CAP GROWTH FUND III

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	139,447,917	—	—	139,447,917
Consumer Staples	66,986,726	—	—	66,986,726
Energy	5,112,488	—	—	5,112,488
Financials	22,296,113	—	—	22,296,113
Health Care	81,556,114	—	—	81,556,114
Industrials	46,126,905	—	—	46,126,905
Information Technology	213,157,278	—	—	213,157,278
Materials	13,676,758	—	—	13,676,758
Total Common Stocks	588,360,299	—	—	588,360,299
Exchange-Traded Funds	34,205,153	—	—	34,205,153
Money Market Funds	—	28,592,349	—	28,592,349
Total Investments	622,565,452	28,592,349	—	651,157,801

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA LARGE CAP GROWTH FUND III

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	23,630,450	23,630,450	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA LARGE CAP GROWTH FUND III

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $602,274,668)	$622,565,452
Affiliated issuers (identified cost $28,592,349)	28,592,349
Total investments (identified cost $630,867,017)	651,157,801
Receivable for:
Capital shares sold	42,695
Dividends	578,980
Foreign tax reclaims	108,282
Expense reimbursement due from Investment Manager	4,846
Prepaid expenses	2,668
Total assets	651,895,272
Liabilities
Payable for:
Capital shares purchased	7,152,325
Investment management fees	40,749
Distribution and/or service fees	19,832
Transfer agent fees	151,309
Compensation of board members	143,359
Other expenses	64,714
Total liabilities	7,572,288
Net assets applicable to outstanding capital stock	$644,322,984
Represented by
Paid-in capital	$548,820,541
Excess of distributions over net investment income	(508,851)
Accumulated net realized gain	75,723,200
Unrealized appreciation (depreciation) on:
Investments	20,290,784
Foreign currency translations	(2,690)
Total — representing net assets applicable to outstanding capital stock	$644,322,984

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA LARGE CAP GROWTH FUND III

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$356,034,876
Shares outstanding	23,938,119
Net asset value per share	$14.87
Maximum offering price per share(a)	$15.78
Class B
Net assets	$1,876,689
Shares outstanding	164,536
Net asset value per share	$11.41
Class C
Net assets	$148,419,927
Shares outstanding	12,898,909
Net asset value per share	$11.51
Class I
Net assets	$1,935
Shares outstanding	121
Net asset value per share(b)	$15.94
Class R4
Net assets	$3,400,513
Shares outstanding	210,823
Net asset value per share	$16.13
Class R5
Net assets	$4,934,339
Shares outstanding	304,065
Net asset value per share	$16.23
Class Z
Net assets	$129,654,705
Shares outstanding	8,235,078
Net asset value per share	$15.74

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA LARGE CAP GROWTH FUND III

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$7,211,401
Dividends — affiliated issuers	56,869
Foreign taxes withheld	(140,859)
Total income	7,127,411
Expenses:
Investment management fees	7,026,151
Distribution and/or service fees
Class A	1,187,568
Class B	39,871
Class C	1,998,328
Transfer agent fees
Class A	956,599
Class B	8,032
Class C	402,419
Class R4	37,616
Class R5	3,539
Class Z	477,242
Compensation of board members	14,699
Custodian fees	12,541
Printing and postage fees	127,855
Registration fees	97,844
Audit fees	23,073
Legal fees	12,968
Line of credit interest expense	832
Other	32,564
Total expenses	12,459,741
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(130,998)
Expense reductions	(1,400)
Total net expenses	12,327,343
Net investment loss	(5,199,932)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	238,220,797
Foreign currency translations	(26,619)
Net realized gain	238,194,178
Net change in unrealized appreciation (depreciation) on:
Investments	(324,511,272)
Foreign currency translations	(2,690)
Net change in unrealized depreciation	(324,513,962)
Net realized and unrealized loss	(86,319,784)
Net decrease in net assets from operations	$(91,519,716)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA LARGE CAP GROWTH FUND III

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment loss	$(5,199,932)	$(3,485,716)
Net realized gain	238,194,178	146,542,578
Net change in unrealized depreciation	(324,513,962)	(21,368,432)
Net increase (decrease) in net assets resulting from operations	(91,519,716)	121,688,430
Distributions to shareholders
Net realized gains
Class A	(88,649,651)	(80,162,713)
Class B	(851,880)	(1,339,657)
Class C	(46,922,640)	(38,715,086)
Class I	(464)	(384)
Class R4	(3,991,973)	(2,349,929)
Class R5	(1,215,209)	(1,053,402)
Class Z	(43,563,066)	(38,715,563)
Total distributions to shareholders	(185,194,883)	(162,336,734)
Decrease in net assets from capital stock activity	(169,504,539)	(26,347,769)
Total decrease in net assets	(446,219,138)	(66,996,073)
Net assets at beginning of year	1,090,542,122	1,157,538,195
Net assets at end of year	$644,322,984	$1,090,542,122
Excess of distributions over net investment income	$(508,851)	$(147,214)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA LARGE CAP GROWTH FUND III

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	4,427,949	81,872,803	4,820,728	97,594,452
Distributions reinvested	3,282,991	57,779,995	2,776,625	54,757,149
Redemptions	(10,271,531)	(190,188,013)	(9,322,975)	(189,037,130)
Net decrease	(2,560,591)	(50,535,215)	(1,725,622)	(36,685,529)
Class B shares
Subscriptions	30,223	416,419	44,374	720,662
Distributions reinvested	28,684	394,907	37,916	613,457
Redemptions(a)	(272,285)	(4,012,136)	(300,958)	(5,014,838)
Net decrease	(213,378)	(3,200,810)	(218,668)	(3,680,719)
Class C shares
Subscriptions	2,064,880	28,755,085	1,597,783	26,272,969
Distributions reinvested	1,690,394	23,264,246	1,135,959	18,508,823
Redemptions	(4,417,413)	(63,038,735)	(2,928,365)	(49,238,868)
Net decrease	(662,139)	(11,019,404)	(194,623)	(4,457,076)
Class R4 shares
Subscriptions	471,382	9,421,252	627,616	13,845,661
Distributions reinvested	212,026	3,991,536	111,789	2,349,570
Redemptions	(1,334,180)	(23,461,566)	(112,189)	(2,400,603)
Net increase (decrease)	(650,772)	(10,048,778)	627,216	13,794,628
Class R5 shares
Subscriptions	43,806	918,424	107,825	2,321,122
Distributions reinvested	63,388	1,214,764	49,924	1,053,035
Redemptions	(198,513)	(4,031,461)	(38,960)	(825,076)
Net increase (decrease)	(91,319)	(1,898,273)	118,789	2,549,081
Class Z shares
Subscriptions	1,931,162	37,151,303	3,573,420	75,216,851
Distributions reinvested	1,728,002	32,179,248	1,368,412	28,209,168
Redemptions	(8,734,883)	(162,132,610)	(4,785,626)	(101,294,173)
Net increase (decrease)	(5,075,719)	(92,802,059)	156,206	2,131,846
Total net decrease	(9,253,918)	(169,504,539)	(1,236,702)	(26,347,769)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA LARGE CAP GROWTH FUND III

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$20.50		$21.22		$20.84		$24.18		$23.53
Income from investment operations:
Net investment income (loss)	(0.09)		(0.05)		(0.02)		0.06		0.02
Net realized and unrealized gain (loss)	(1.73)		2.41		6.50		1.28		0.95
Total from investment operations	(1.82)		2.36		6.48		1.34		0.97
Less distributions to shareholders:
Net investment income	—		—		—		(0.11)		(0.01)
Net realized gains	(3.81)		(3.08)		(6.10)		(4.57)		(0.31)
Total distributions to shareholders	(3.81)		(3.08)		(6.10)		(4.68)		(0.32)
Net asset value, end of period	$14.87		$20.50		$21.22		$20.84		$24.18
Total return	(11.07%)		12.29%		34.77%		6.84%		4.26%
Ratios to average net assets(a)
Total gross expenses	1.24	%(b)	1.22	%(b)	1.21	%(b)	1.34%		1.36%
Total net expenses(c)	1.22	%(b)(d)	1.22	%(b)(d)	1.21	%(b)(d)	1.29	%(d)	1.36	%(d)
Net investment income (loss)	(0.46%)		(0.23%)		(0.07%)		0.28%		0.09%
Supplemental data
Net assets, end of period (in thousands)	$356,035		$543,323		$598,791		$932,546		$1,137,240
Portfolio turnover	102%		53%		95%		76%		90%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA LARGE CAP GROWTH FUND III

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.70		$17.84		$18.35		$21.88		$21.48
Income from investment operations:
Net investment loss	(0.19)		(0.16)		(0.16)		(0.09)		(0.15)
Net realized and unrealized gain (loss)	(1.32)		1.98		5.61		1.13		0.86
Total from investment operations	(1.51)		1.82		5.45		1.04		0.71
Less distributions to shareholders:
Net realized gains	(3.78)		(2.96)		(5.96)		(4.57)		(0.31)
Total distributions to shareholders	(3.78)		(2.96)		(5.96)		(4.57)		(0.31)
Net asset value, end of period	$11.41		$16.70		$17.84		$18.35		$21.88
Total return	(11.72%)		11.48%		33.71%		6.09%		3.44%
Ratios to average net assets(a)
Total gross expenses	1.98	%(b)	1.97	%(b)	1.96	%(b)	2.09%		2.12%
Total net expenses(c)	1.97	%(b)(d)	1.97	%(b)(d)	1.96	%(b)(d)	2.04	%(d)	2.12	%(d)
Net investment loss	(1.22%)		(0.98%)		(0.84%)		(0.46%)		(0.70%)
Supplemental data
Net assets, end of period (in thousands)	$1,877		$6,310		$10,640		$14,818		$23,745
Portfolio turnover	102%		53%		95%		76%		90%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA LARGE CAP GROWTH FUND III

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.81		$17.94		$18.42		$21.96		$21.55
Income from investment operations:
Net investment loss	(0.18)		(0.16)		(0.16)		(0.10)		(0.14)
Net realized and unrealized gain (loss)	(1.34)		1.99		5.64		1.13		0.86
Total from investment operations	(1.52)		1.83		5.48		1.03		0.72
Less distributions to shareholders:
Net realized gains	(3.78)		(2.96)		(5.96)		(4.57)		(0.31)
Total distributions to shareholders	(3.78)		(2.96)		(5.96)		(4.57)		(0.31)
Net asset value, end of period	$11.51		$16.81		$17.94		$18.42		$21.96
Total return	(11.70%)		11.47%		33.75%		6.02%		3.47%
Ratios to average net assets(a)
Total gross expenses	1.99	%(b)	1.97	%(b)	1.96	%(b)	2.09%		2.11%
Total net expenses(c)	1.97	%(b)(d)	1.97	%(b)(d)	1.96	%(b)(d)	2.04	%(d)	2.11	%(d)
Net investment loss	(1.21%)		(0.98%)		(0.85%)		(0.47%)		(0.66%)
Supplemental data
Net assets, end of period (in thousands)	$148,420		$227,979		$246,747		$225,678		$262,048
Portfolio turnover	102%		53%		95%		76%		90%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA LARGE CAP GROWTH FUND III

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,					Year Ended February 29,
Class I	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$21.62		$22.18		$21.53		$24.81	$24.04
Income from investment operations:
Net investment income	0.01		0.06		0.09		0.17	0.10
Net realized and unrealized gain (loss)	(1.87)		2.55		6.74		1.32	1.07
Total from investment operations	(1.86)		2.61		6.83		1.49	1.17
Less distributions to shareholders:
Net investment income	—		—		—		(0.20)	(0.09)
Net realized gains	(3.82)		(3.17)		(6.18)		(4.57)	(0.31)
Total distributions to shareholders	(3.82)		(3.17)		(6.18)		(4.77)	(0.40)
Net asset value, end of period	$15.94		$21.62		$22.18		$21.53	$24.81
Total return	(10.63%)		12.91%		35.39%		7.29%	5.04%
Ratios to average net assets(a)
Total gross expenses	0.73	%(b)	0.71	%(b)	0.73	%(b)	0.88%	0.91%
Total net expenses(c)	0.73	%(b)	0.71	%(b)	0.73	%(b)	0.86%	0.91	%(d)
Net investment income	0.03%		0.28%		0.40%		0.71%	0.44%
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$3		$3	$3
Portfolio turnover	102%		53%		95%		76%	90%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA LARGE CAP GROWTH FUND III

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$21.88		$22.42		$21.72		$22.72
Income from investment operations:
Net investment income (loss)	(0.05)		0.01		0.00	(b)	0.01
Net realized and unrealized gain (loss)	(1.89)		2.57		6.84		2.25
Total from investment operations	(1.94)		2.58		6.84		2.26
Less distributions to shareholders:
Net investment income	—		—		—		(0.18)
Net realized gains	(3.81)		(3.12)		(6.14)		(3.08)
Total distributions to shareholders	(3.81)		(3.12)		(6.14)		(3.26)
Net asset value, end of period	$16.13		$21.88		$22.42		$21.72
Total return	(10.88%)		12.64%		35.07%		10.88%
Ratios to average net assets(c)
Total gross expenses	0.98	%(d)	0.98	%(d)	0.97	%(d)	1.03	%(e)
Total net expenses(f)	0.97	%(d)(g)	0.97	%(d)(g)	0.97	%(d)(g)	0.99	%(e)
Net investment income (loss)	(0.23%)		0.03%		0.02%		0.18	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3,401		$18,848		$5,255		$2
Portfolio turnover	102%		53%		95%		76%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA LARGE CAP GROWTH FUND III

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R5	2016		2015		2014(a)
Per share data
Net asset value, beginning of period	$21.96		$22.49		$25.48
Income from investment operations:
Net investment income (loss)	(0.01)		0.04		(0.00	)(b)
Net realized and unrealized gain (loss)	(1.90)		2.58		1.77
Total from investment operations	(1.91)		2.62		1.77
Less distributions to shareholders:
Net realized gains	(3.82)		(3.15)		(4.76)
Total distributions to shareholders	(3.82)		(3.15)		(4.76)
Net asset value, end of period	$16.23		$21.96		$22.49
Total return	(10.72%)		12.77%		8.59%
Ratios to average net assets(c)
Total gross expenses	0.83	%(d)	0.82	%(d)	0.81	%(d)(e)
Total net expenses(f)	0.83	%(d)	0.82	%(d)	0.81	%(d)(e)
Net investment income (loss)	(0.07%)		0.17%		(0.02	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$4,934		$8,682		$6,220
Portfolio turnover	102%		53%		95%

Notes to Financial Highlights

(a)  Based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA LARGE CAP GROWTH FUND III

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$21.44		$22.04		$21.44		$24.73		$24.05
Income from investment operations:
Net investment income (loss)	(0.04)		0.01		0.04		0.13		0.08
Net realized and unrealized gain (loss)	(1.85)		2.51		6.70		1.31		0.97
Total from investment operations	(1.89)		2.52		6.74		1.44		1.05
Less distributions to shareholders:
Net investment income	—		—		—		(0.16)		(0.06)
Net realized gains	(3.81)		(3.12)		(6.14)		(4.57)		(0.31)
Total distributions to shareholders	(3.81)		(3.12)		(6.14)		(4.73)		(0.37)
Net asset value, end of period	$15.74		$21.44		$22.04		$21.44		$24.73
Total return	(10.87%)		12.59%		35.08%		7.12%		4.51%
Ratios to average net assets(a)
Total gross expenses	0.98	%(b)	0.98	%(b)	0.96	%(b)	1.09%		1.11%
Total net expenses(c)	0.97	%(b)(d)	0.97	%(b)(d)	0.96	%(b)(d)	1.04	%(d)	1.11	%(d)
Net investment income (loss)	(0.22%)		0.03%		0.16%		0.55%		0.34%
Supplemental data
Net assets, end of period (in thousands)	$129,655		$285,397		$289,882		$404,071		$1,028,756
Portfolio turnover	102%		53%		95%		76%		90%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Large Cap Growth Fund III (formerly known as Columbia Marsico Focused Equities Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective November 20, 2015, Columbia Marsico Focused Equities Fund was renamed Columbia Large Cap Growth Fund III.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing

Annual Report 2016
25

COLUMBIA LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result

Annual Report 2016
26

COLUMBIA LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc.

Annual Report 2016
27

COLUMBIA LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

(Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.77% to 0.57% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.75% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $2,426,665, and the administrative services fee paid to the Investment Manager was $202,628.

Subadvisory Agreement

Prior to November 20, 2015, the Investment Manager entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensated Marsico to manage the investment of the Fund's assets. Effective November 20, 2015, Marsico no longer serves as the subadviser to the Fund and the Investment Manager has assumed the day-to-day portfolio management of the Fund.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $2,817.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

Annual Report 2016
28

COLUMBIA LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $1,400.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $159,866 for Class A, $287 for Class B and $4,162 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through June 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	1.22%	1.22%
Class B	1.97	1.97
Class C	1.97	1.97
Class I	0.81	0.82
Class R4	0.97	0.97
Class R5	0.86	0.87
Class Z	0.97	0.97

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, late-year ordinary losses, re-characterization of distributions for investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require

Annual Report 2016
29

COLUMBIA LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$4,838,295
Accumulated net realized gain	(33,127,888)
Paid-in capital	28,289,593

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28, 2015
Ordinary income	$8,560,220	$23,249,494
Long-term capital gains	176,634,663	139,087,240
Total	185,194,883	162,336,734

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$76,521,037
Net unrealized appreciation	19,492,947

At February 29, 2016, the cost of investments for federal income tax purposes was $631,664,854 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$58,163,522
Unrealized depreciation	(38,670,575)
Net unrealized appreciation	$19,492,947

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat late-year ordinary losses of $367,073 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $918,154,960 and $1,265,173,412, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended February 29, 2016, the average daily loan balance outstanding on days when borrowing

Annual Report 2016
30

COLUMBIA LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

existed was $3,600,000 at a weighted average interest rate of 1.19%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, one unaffiliated shareholder of record owned 37.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In December 2015, the Board approved a proposal to merge the Fund into Columbia Large Cap Growth Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2016. If approved by shareholders, the merger is expected to take place shortly thereafter.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at

Annual Report 2016
31

COLUMBIA LARGE CAP GROWTH FUND III

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
32

COLUMBIA LARGE CAP GROWTH FUND III

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Large Cap Growth Fund III (formerly known as Columbia Marsico Focused Equities Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund III (formerly known as Columbia Marsico Focused Equities Fund) (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
33

COLUMBIA LARGE CAP GROWTH FUND III

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	40.10%
Dividends Received Deduction	37.68%
Capital Gain Dividend	$250,263,360

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
34

COLUMBIA LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
35

COLUMBIA LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
36

COLUMBIA LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
37

COLUMBIA LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
38

COLUMBIA LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
39

COLUMBIA LARGE CAP GROWTH FUND III

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
40

COLUMBIA LARGE CAP GROWTH FUND III

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
41

Columbia Large Cap Growth Fund III

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN186_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA LARGE CAP INDEX FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack, featuring straightforward insight on current investment opportunities

■  White papers that delve deep into a variety of investment topics

■  Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  Youtube.com/CTInvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA LARGE CAP INDEX FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	20
Statement of Operations	22
Statement of Changes in Net Assets	23
Financial Highlights	25
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Important Information About This Report	47

Annual Report 2016

COLUMBIA LARGE CAP INDEX FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Cap Index Fund (the Fund) Class A shares returned -6.57% for the 12-month period that ended February 29, 2016.

■  The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned -6.19% for the same period.

■  Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the performance differential between the Fund and the Index.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	-6.57	9.65	6.02
Class B	09/23/05
Excluding sales charges		-7.29	8.84	5.23
Including sales charges		-11.85	8.55	5.23
Class I*	11/16/11	-6.36	9.92	6.25
Class R5*	11/08/12	-6.33	9.93	6.28
Class Z	12/15/93	-6.34	9.93	6.28
S&P 500 Index		-6.19	10.13	6.44

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/ appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA LARGE CAP INDEX FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA LARGE CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -6.57%. The Fund closely tracked its benchmark, the unmanaged S&P 500 Index, which returned -6.19% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the performance differential between the Fund and the Index.

U.S. Equity Market Experienced a Roller Coaster Year

The performance of the U.S. economy topped the rest of the developed world, and the U.S. stock market, as represented by the S&P 500 Index, finished calendar year 2015 in positive territory. However, for the 12 months ended February 29, 2016, the U.S. equity market declined substantially, providing evidence of the roller coaster year experienced by most investors. Four factors dogged U.S. stocks during the 12-month period. One, a further and unexpected decline in commodity prices (making for a fifth consecutive year of negative returns), particularly oil. Two, continued strength of the U.S. dollar. Three, soft economic growth and currency devaluation in China. And four, a Federal Reserve (Fed) that only felt confident enough about the U.S. economy to begin raising interest rates in the waning weeks of December 2015. Twelve months earlier, many expected the Fed to begin tightening monetary policy as early as the first quarter of 2015.

Dissecting U.S. equity market returns further, it is clear that performance was narrowly driven by a handful of stocks. Indeed, just ten stocks accounted for 40% of the total positive contribution to the S&P 500 Index return in calendar year 2015. Even further, the so called "FANG" stocks — Facebook, Amazon.com, Netflix and Google accounted for over 20% of the total positive return in the S&P 500 Index in 2015.

Though overall 2015 will be remembered as one of the most uncertain and turbulent market years, in perspective, it is worth keeping in mind that there were also many important positive economic developments. For example, rising consumer confidence, especially toward the end of the calendar year, drove much of consumer spending for 2015. Also, home prices increased; inflation remained relatively stable; and the job market held steady, with unemployment declining to 5% at year end 2015.

In the first two months of 2016, anxiety about a potential U.S. recession began to subside. Retail sales, existing home sales, the Institute of Supply Management's Purchasing Managers Index, and the employment report all exceeded economists' consensus forecasts. Still, the S&P 500 Index declined more than 5% in the first two months of 2016, attributable primarily to January 2016 when U.S. equities were embroiled in what was a global rout, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices to less than $30 per barrel. Market sentiment appeared to improve in February 2016, as central banks outside of the United States increasingly acknowledged rising economic risks, U.S. economic data improved, and oil prices recovered modestly from their trough point.

Portfolio Management

Christopher Lo, CFA

Vadim Shteyn

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
Apple, Inc.	3.2
Microsoft Corp.	2.4
Exxon Mobil Corp.	2.0
Johnson & Johnson	1.7
General Electric Co.	1.6
Berkshire Hathaway, Inc., Class B	1.5
Facebook, Inc., Class A	1.4
AT&T, Inc.	1.3
Procter & Gamble Co. (The)	1.3
Wells Fargo & Co.	1.3

Percentages indicated are based upon total investments (excluding Money Market).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016
5

COLUMBIA LARGE CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	12.9
Consumer Staples	10.7
Energy	6.6
Financials	15.6
Health Care	14.7
Industrials	10.1
Information Technology	20.4
Materials	2.8
Telecommunication Services	2.8
Utilities	3.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund's net asset value will generally decline when the performance of its targeted index declines. See the Fund's prospectus for information on these and other risks.

S&P 500 Index Faced Broad-Based Declines

Only three of the ten sectors of the S&P 500 Index posted positive returns during the 12 months ended February 29, 2016. In terms of total return and on the basis of impact, which takes weighting and total returns into account, consumer staples, telecommunication services and utilities, each considered a traditionally defensive sector, were the best relative performers. The top performing industries for the period were food, beverage and tobacco; telecommunications; software and services; retailing; and consumer services.

Conversely, energy, materials and financials, each considered a more cyclical sector, were the weakest sectors from a total return perspective. On the basis of impact, financials, energy and health care were the weakest. The worst performing industries for the period were energy; technology hardware and equipment; automobiles and components; transportation; and materials.

Top individual contributors within the S&P 500 Index included e-commerce retailing giant Amazon.com and information technology behemoths Facebook, Microsoft and Alphabet Class A and Class C (parent company of Google). Top detractors were information technology leader Apple, financials companies Citigroup, Bank of America and Wells Fargo; and integrated energy company Chevron.

As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Index Additions and Deletions Drove Portfolio Changes

During the period, there were 37 additions and 35 deletions to the S&P 500 Index and the Fund's portfolio. Among those stocks added were consumer staples firms Church & Dwight; health care-related company Illumina; airlines American Airlines Group and United Continental Holdings; real estate-related companies SL Green Realty, Realty Income, Equinix, Extra Space Storage and Federal Realty Investment Trust; media and entertainment-related companies Activision Blizzard and Twenty-First Century Fox; and information technology companies Skyworks Solutions and Hewlett Packard Enterprise.

Deletions included energy-related companies Denbury Resources, Nabors Industries, Noble, QEP Resources and Integrys Energy Group; consumer staples companies Lorillard and Avon Products; financials companies Genworth Financial and Hudson City Bancorp; retailers Family Dollar Stores and PetSmart; and health care company Hospira.

We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index. As the Fund seeks to closely approximate the performance of the S&P 500 Index, we will continue to seek to match its industry and risk characteristics by investing primarily in the securities that comprise the Index.

Annual Report 2016
6

COLUMBIA LARGE CAP INDEX FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	988.70	1,022.63	2.23	2.26	0.45
Class B	1,000.00	1,000.00	984.90	1,018.90	5.92	6.02	1.20
Class I	1,000.00	1,000.00	989.80	1,023.87	0.99	1.01	0.20
Class R5	1,000.00	1,000.00	989.90	1,023.87	0.99	1.01	0.20
Class Z	1,000.00	1,000.00	990.00	1,023.87	0.99	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.8%
Auto Components 0.3%
BorgWarner, Inc.	42,475	1,388,083
Delphi Automotive PLC	53,076	3,539,108
Goodyear Tire & Rubber Co. (The)	50,957	1,534,825
Johnson Controls, Inc.	122,733	4,474,845
Total		10,936,861
Automobiles 0.6%
Ford Motor Co.	738,620	9,240,136
General Motors Co.	268,352	7,900,283
Harley-Davidson, Inc.	36,357	1,569,532
Total		18,709,951
Distributors 0.1%
Genuine Parts Co.	28,569	2,575,495
Diversified Consumer Services —%
H&R Block, Inc.	44,695	1,469,572
Hotels, Restaurants & Leisure 1.9%
Carnival Corp.	87,223	4,183,215
Chipotle Mexican Grill, Inc.(a)	5,910	3,009,136
Darden Restaurants, Inc.	21,854	1,396,033
Marriott International, Inc., Class A	36,544	2,490,474
McDonald's Corp.	174,002	20,391,294
Royal Caribbean Cruises Ltd.	32,517	2,418,289
Starbucks Corp.	281,366	16,378,315
Starwood Hotels & Resorts Worldwide, Inc.	31,968	2,209,308
Wyndham Worldwide Corp.	22,002	1,602,626
Wynn Resorts Ltd.	15,398	1,270,027
Yum! Brands, Inc.	77,459	5,613,454
Total		60,962,171
Household Durables 0.4%
D.R. Horton, Inc.	62,183	1,661,530
Garmin Ltd.	22,363	905,925
Harman International Industries, Inc.	13,470	1,032,880
Leggett & Platt, Inc.	25,790	1,151,781
Lennar Corp., Class A	33,928	1,422,940
Mohawk Industries, Inc.(a)	12,048	2,165,387
Newell Rubbermaid, Inc.	50,615	1,923,876
PulteGroup, Inc.	60,206	1,034,941
Whirlpool Corp.	14,818	2,301,532
Total		13,600,792

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet & Catalog Retail 2.0%
Amazon.com, Inc.(a)	72,840	40,245,557
Expedia, Inc.	22,303	2,321,965
Netflix, Inc.(a)	80,989	7,565,183
Priceline Group, Inc. (The)(a)	9,434	11,935,991
TripAdvisor, Inc.(a)	21,412	1,340,391
Total		63,409,087
Leisure Products 0.1%
Hasbro, Inc.	21,254	1,612,541
Mattel, Inc.	64,307	2,091,264
Total		3,703,805
Media 3.1%
21st Century Fox, Inc., Class A	221,855	5,994,522
21st Century Fox, Inc., Class B	81,712	2,219,298
Cablevision Systems Corp., Class A	42,175	1,371,953
CBS Corp., Class B Non Voting	82,186	3,976,159
Comcast Corp., Class A	462,722	26,712,941
Discovery Communications, Inc., Class A(a)	28,331	708,275
Discovery Communications, Inc., Class C(a)	48,885	1,205,015
Interpublic Group of Companies, Inc. (The)	77,002	1,647,073
News Corp., Class A	72,302	782,307
News Corp., Class B	20,428	233,083
Omnicom Group, Inc.	45,907	3,572,024
Scripps Networks Interactive, Inc., Class A	17,930	1,062,173
TEGNA, Inc.	42,010	1,035,126
Time Warner Cable, Inc.	53,665	10,242,502
Time Warner, Inc.	151,500	10,029,300
Viacom, Inc., Class B	65,787	2,424,251
Walt Disney Co. (The)	288,211	27,529,915
Total		100,745,917
Multiline Retail 0.7%
Dollar General Corp.	55,131	4,093,477
Dollar Tree, Inc.(a)	44,493	3,570,563
Kohl's Corp.	35,970	1,678,720
Macy's, Inc.	59,572	2,574,106
Nordstrom, Inc.	25,783	1,323,184
Target Corp.	116,740	9,158,253
Total		22,398,303

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Specialty Retail 2.6%
Advance Auto Parts, Inc.	13,878	2,060,050
AutoNation, Inc.(a)	14,465	744,514
AutoZone, Inc.(a)	5,777	4,474,691
Bed Bath & Beyond, Inc.(a)	31,626	1,516,467
Best Buy Co., Inc.	56,502	1,830,100
CarMax, Inc.(a)	38,399	1,776,338
GameStop Corp., Class A	19,990	616,092
Gap, Inc. (The)	43,411	1,200,314
Home Depot, Inc. (The)	240,260	29,821,071
L Brands, Inc.	48,265	4,092,389
Lowe's Companies, Inc.	173,410	11,710,377
O'Reilly Automotive, Inc.(a)	18,692	4,865,902
Ross Stores, Inc.	76,747	4,219,550
Signet Jewelers Ltd.	15,071	1,633,696
Staples, Inc.	121,965	1,152,569
Tiffany & Co.	21,137	1,373,482
TJX Companies, Inc. (The)	126,874	9,401,363
Tractor Supply Co.	25,456	2,152,814
Urban Outfitters, Inc.(a)	16,452	435,814
Total		85,077,593
Textiles, Apparel & Luxury Goods 1.0%
Coach, Inc.	52,589	2,047,816
Hanesbrands, Inc.	74,249	2,115,354
Michael Kors Holdings Ltd.(a)	34,877	1,975,782
Nike, Inc., Class B	255,722	15,749,918
PVH Corp.	15,642	1,238,064
Ralph Lauren Corp.	11,145	1,011,520
Under Armour, Inc., Class A(a)	34,132	2,856,507
VF Corp.	64,628	4,207,929
Total		31,202,890
Total Consumer Discretionary		414,792,437
CONSUMER STAPLES 10.6%
Beverages 2.4%
Brown-Forman Corp., Class B	19,259	1,896,434
Coca-Cola Co. (The)	741,710	31,989,952
Coca-Cola Enterprises, Inc.	39,566	1,919,347
Constellation Brands, Inc., Class A	32,811	4,640,460
Dr. Pepper Snapple Group, Inc.	35,795	3,276,316

Common Stocks (continued)

Issuer	Shares	Value ($)
Molson Coors Brewing Co., Class B	34,440	2,936,699
Monster Beverage Corp.(a)	28,427	3,567,588
PepsiCo, Inc.	276,070	27,005,167
Total		77,231,963
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	82,888	12,435,687
CVS Health Corp.	209,834	20,389,570
Kroger Co. (The)	184,463	7,361,918
SYSCO Corp.	99,486	4,390,317
Wal-Mart Stores, Inc.	297,308	19,723,413
Walgreens Boots Alliance, Inc.	165,059	13,029,758
Whole Foods Market, Inc.	64,669	2,024,786
Total		79,355,449
Food Products 1.8%
Archer-Daniels-Midland Co.	113,081	3,953,312
Campbell Soup Co.	34,034	2,101,600
ConAgra Foods, Inc.	82,036	3,450,434
General Mills, Inc.	113,260	6,665,351
Hershey Co. (The)	27,227	2,474,662
Hormel Foods Corp.	51,128	2,173,451
JM Smucker Co. (The)	22,679	2,893,160
Kellogg Co.	48,353	3,579,089
Keurig Green Mountain, Inc.	22,012	2,023,783
Kraft Heinz Co. (The)	112,674	8,678,151
McCormick & Co., Inc.	22,036	2,055,077
Mead Johnson Nutrition Co.	35,326	2,605,646
Mondelez International, Inc., Class A	301,143	12,205,326
Tyson Foods, Inc., Class A	56,024	3,627,554
Total		58,486,596
Household Products 2.1%
Church & Dwight Co., Inc.	24,850	2,255,386
Clorox Co. (The)	24,462	3,092,486
Colgate-Palmolive Co.	169,965	11,156,503
Kimberly-Clark Corp.	68,787	8,962,946
Procter & Gamble Co. (The)	515,542	41,392,867
Total		66,860,188
Personal Products 0.1%
Estee Lauder Companies, Inc. (The), Class A	42,178	3,852,117

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 1.8%
Altria Group, Inc.	371,544	22,875,964
Philip Morris International, Inc.	293,588	26,725,316
Reynolds American, Inc.	157,071	7,921,090
Total		57,522,370
Total Consumer Staples		343,308,683
ENERGY 6.5%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	82,637	3,542,648
Cameron International Corp.(a)	36,216	2,374,321
Diamond Offshore Drilling, Inc.	12,216	244,442
Ensco PLC, Class A	44,631	386,951
FMC Technologies, Inc.(a)	43,202	1,059,745
Halliburton Co.	162,175	5,235,009
Helmerich & Payne, Inc.	20,425	1,081,912
National Oilwell Varco, Inc.	71,203	2,084,112
Schlumberger Ltd.	238,976	17,139,359
Transocean Ltd.	64,791	560,442
Total		33,708,941
Oil, Gas & Consumable Fuels 5.5%
Anadarko Petroleum Corp.	96,292	3,654,281
Apache Corp.	71,633	2,742,111
Cabot Oil & Gas Corp.	86,758	1,746,439
California Resources Corp.	13,604	7,647
Chesapeake Energy Corp.	98,071	255,965
Chevron Corp.	356,642	29,758,209
Cimarex Energy Co.	17,919	1,505,734
Columbia Pipeline Group, Inc.	73,737	1,338,327
Concho Resources, Inc.(a)	24,460	2,207,270
ConocoPhillips	233,962	7,914,934
CONSOL Energy, Inc.	43,405	374,585
Devon Energy Corp.	96,711	1,903,272
EOG Resources, Inc.	104,168	6,743,836
EQT Corp.	28,906	1,611,220
Exxon Mobil Corp.(b)	788,867	63,227,690
Hess Corp.	49,520	2,159,072
Kinder Morgan, Inc.	346,751	6,272,726
Marathon Oil Corp.	128,339	1,053,663
Marathon Petroleum Corp.	100,997	3,459,147

Common Stocks (continued)

Issuer	Shares	Value ($)
Murphy Oil Corp.	30,642	526,430
Newfield Exploration Co.(a)	36,321	989,021
Noble Energy, Inc.	80,653	2,379,264
Occidental Petroleum Corp.	144,726	9,960,043
ONEOK, Inc.	39,658	951,792
Phillips 66	89,966	7,142,401
Pioneer Natural Resources Co.	30,577	3,685,446
Range Resources Corp.	32,095	761,614
Southwestern Energy Co.(a)	72,849	421,067
Spectra Energy Corp.	127,231	3,715,145
Tesoro Corp.	22,814	1,840,634
Valero Energy Corp.	91,244	5,481,940
Williams Companies, Inc. (The)	129,292	2,067,379
Total		177,858,304
Total Energy		211,567,245
FINANCIALS 15.4%
Banks 5.3%
Bank of America Corp.	1,973,140	24,703,713
BB&T Corp.	147,837	4,754,438
Citigroup, Inc.	564,512	21,931,291
Citizens Financial Group, Inc.	100,120	1,925,308
Comerica, Inc.	33,491	1,131,326
Fifth Third Bancorp	150,524	2,296,996
Huntington Bancshares, Inc.	150,965	1,320,944
JPMorgan Chase & Co.	697,566	39,272,966
KeyCorp	158,300	1,670,065
M&T Bank Corp.	30,317	3,109,008
People's United Financial, Inc.	58,788	858,893
PNC Financial Services Group, Inc. (The)	96,228	7,824,299
Regions Financial Corp.	247,383	1,860,320
SunTrust Banks, Inc.	96,570	3,204,192
U.S. Bancorp	311,577	12,001,946
Wells Fargo & Co.	880,806	41,327,417
Zions Bancorporation	38,710	825,297
Total		170,018,419
Capital Markets 1.8%
Affiliated Managers Group, Inc.(a)	10,240	1,420,186
Ameriprise Financial, Inc.(c)	32,994	2,769,846
Bank of New York Mellon Corp. (The)	207,112	7,329,694

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
BlackRock, Inc.	23,929	7,464,891
Charles Schwab Corp. (The)	227,025	5,686,976
E*TRADE Financial Corp.(a)	55,505	1,302,147
Franklin Resources, Inc.	71,808	2,574,317
Goldman Sachs Group, Inc. (The)	75,170	11,240,170
Invesco Ltd.	80,321	2,147,783
Legg Mason, Inc.	20,414	583,024
Morgan Stanley	286,190	7,068,893
Northern Trust Corp.	41,187	2,445,684
State Street Corp.	76,460	4,188,479
T. Rowe Price Group, Inc.	47,582	3,288,392
Total		59,510,482
Consumer Finance 0.8%
American Express Co.	158,535	8,811,375
Capital One Financial Corp.	100,821	6,626,964
Discover Financial Services	81,007	3,760,345
Navient Corp.	68,657	743,555
Synchrony Financial(a)	158,008	4,258,316
Total		24,200,555
Diversified Financial Services 2.1%
Berkshire Hathaway, Inc., Class B(a)	355,013	47,632,094
CME Group, Inc.	64,094	5,860,755
Intercontinental Exchange, Inc.	22,496	5,364,396
Leucadia National Corp.	63,169	912,792
McGraw Hill Financial, Inc.	51,221	4,596,573
Moody's Corp.	32,593	2,894,259
Nasdaq, Inc.	21,786	1,378,836
Total		68,639,705
Insurance 2.6%
Aflac, Inc.	80,866	4,813,144
Allstate Corp. (The)	73,394	4,657,583
American International Group, Inc.	234,411	11,767,432
Aon PLC	51,907	4,946,218
Assurant, Inc.	12,476	887,044
Chubb Ltd.	87,329	10,089,119
Cincinnati Financial Corp.	27,945	1,764,447
Hartford Financial Services Group, Inc. (The)	77,620	3,269,354
Lincoln National Corp.	46,895	1,713,074
Loews Corp.	53,046	1,928,222

Common Stocks (continued)

Issuer	Shares	Value ($)
Marsh & McLennan Companies, Inc.	98,851	5,639,450
MetLife, Inc.	210,651	8,333,354
Principal Financial Group, Inc.	51,592	1,950,694
Progressive Corp. (The)	110,761	3,535,491
Prudential Financial, Inc.	85,084	5,623,202
Torchmark Corp.	21,735	1,113,267
Travelers Companies, Inc. (The)	57,649	6,198,420
Unum Group	46,133	1,316,175
Willis Towers Watson PLC	26,017	2,948,246
XL Group PLC	56,425	1,939,892
Total		84,433,828
Real Estate Investment Trusts (REITs) 2.8%
American Tower Corp.	80,266	7,400,525
Apartment Investment & Management Co., Class A	29,642	1,085,194
AvalonBay Communities, Inc.	25,938	4,451,998
Boston Properties, Inc.	29,102	3,321,702
Crown Castle International Corp.	63,249	5,471,039
Equinix, Inc.	12,983	3,942,807
Equity Residential	69,027	5,141,821
Essex Property Trust, Inc.	12,513	2,618,721
Extra Space Storage, Inc.	23,370	1,919,846
Federal Realty Investment Trust	13,170	1,949,950
General Growth Properties, Inc.	110,341	3,036,584
HCP, Inc.	88,124	2,606,708
Host Hotels & Resorts, Inc.	142,429	2,180,588
Iron Mountain, Inc.	36,412	1,069,785
Kimco Realty Corp.	78,321	2,095,087
Macerich Co. (The)	25,502	2,016,698
ProLogis, Inc.	99,356	3,821,232
Public Storage	27,891	6,958,526
Realty Income Corp.	47,299	2,768,883
Simon Property Group, Inc.	58,632	11,124,249
SL Green Realty Corp.	18,893	1,665,985
Ventas, Inc.	63,099	3,512,721
Vornado Realty Trust	33,584	2,900,314
Welltower, Inc.	67,059	4,277,023
Weyerhaeuser Co.	149,363	3,880,456
Total		91,218,442

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Management & Development —%
CBRE Group, Inc., Class A(a)	55,092	1,399,888
Total Financials		499,421,319
HEALTH CARE 14.6%
Biotechnology 3.3%
AbbVie, Inc.	309,781	16,917,141
Alexion Pharmaceuticals, Inc.(a)	42,698	6,011,878
Amgen, Inc.	142,943	20,337,930
Baxalta, Inc.	110,558	4,258,694
Biogen, Inc.(a)	42,240	10,957,901
Celgene Corp.(a)	148,880	15,011,570
Gilead Sciences, Inc.	273,100	23,827,975
Regeneron Pharmaceuticals, Inc.(a)	14,712	5,649,702
Vertex Pharmaceuticals, Inc.(a)	46,563	3,980,671
Total		106,953,462
Health Care Equipment & Supplies 2.2%
Abbott Laboratories	282,677	10,950,907
Baxter International, Inc.	103,659	4,095,567
Becton Dickinson and Co.	39,935	5,888,416
Boston Scientific Corp.(a)	254,911	4,328,389
CR Bard, Inc.	14,001	2,693,512
DENTSPLY SIRONA, Inc.	45,704	2,786,116
Edwards Lifesciences Corp.(a)	40,877	3,556,299
Intuitive Surgical, Inc.(a)	7,081	3,987,028
Medtronic PLC	266,463	20,621,571
St. Jude Medical, Inc.	53,563	2,875,797
Stryker Corp.	59,851	5,977,918
Varian Medical Systems, Inc.(a)	18,359	1,436,041
Zimmer Biomet Holdings, Inc.	33,917	3,283,505
Total		72,481,066
Health Care Providers & Services 2.7%
Aetna, Inc.	66,078	7,178,053
AmerisourceBergen Corp.	37,019	3,206,586
Anthem, Inc.	49,472	6,465,496
Cardinal Health, Inc.	62,341	5,093,260
CIGNA Corp.	48,815	6,815,062
DaVita HealthCare Partners, Inc.(a)	31,587	2,083,794
Express Scripts Holding Co.(a)	128,153	9,019,408
Five Star Quality Care, Inc.(a)(d)(e)	—	1

Common Stocks (continued)

Issuer	Shares	Value ($)
HCA Holdings, Inc.(a)	59,484	4,116,888
Henry Schein, Inc.(a)	15,714	2,599,881
Humana, Inc.	28,088	4,970,733
Laboratory Corp. of America Holdings(a)	19,177	2,106,402
McKesson Corp.	43,605	6,785,810
Patterson Companies, Inc.	15,827	687,525
Quest Diagnostics, Inc.	27,164	1,807,221
Tenet Healthcare Corp.(a)	18,887	468,775
UnitedHealth Group, Inc.	180,612	21,510,889
Universal Health Services, Inc., Class B	17,280	1,907,194
Total		86,822,978
Health Care Technology 0.1%
Cerner Corp.(a)	57,697	2,946,009
Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	62,800	2,345,580
Illumina, Inc.(a)	27,742	4,167,958
PerkinElmer, Inc.	21,211	1,002,432
Thermo Fisher Scientific, Inc.	75,628	9,770,381
Waters Corp.(a)	15,475	1,861,797
Total		19,148,148
Pharmaceuticals 5.7%
Allergan PLC(a)	74,686	21,667,156
Bristol-Myers Squibb Co.	316,136	19,578,303
Eli Lilly & Co.	184,947	13,316,184
Endo International PLC(a)	39,447	1,649,279
Johnson & Johnson	524,329	55,164,654
Mallinckrodt PLC(a)	21,972	1,428,839
Merck & Co., Inc.	529,370	26,579,668
Mylan NV(a)	78,275	3,527,854
Perrigo Co. PLC	27,743	3,502,554
Pfizer, Inc.	1,169,769	34,707,046
Zoetis, Inc.	86,806	3,564,254
Total		184,685,791
Total Health Care		473,037,454
INDUSTRIALS 10.0%
Aerospace & Defense 2.5%
Boeing Co. (The)	119,343	14,103,956
General Dynamics Corp.	56,311	7,673,500
Honeywell International, Inc.	146,044	14,801,559

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
L-3 Communications Holdings, Inc.	14,854	1,742,523
Lockheed Martin Corp.	50,079	10,806,547
Northrop Grumman Corp.	34,561	6,643,315
Raytheon Co.	57,057	7,066,510
Rockwell Collins, Inc.	24,909	2,181,281
Textron, Inc.	51,860	1,771,019
United Technologies Corp.	147,342	14,236,184
Total		81,026,394
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	27,217	1,900,563
Expeditors International of Washington, Inc.	35,325	1,617,179
FedEx Corp.	49,764	6,811,696
United Parcel Service, Inc., Class B	131,917	12,736,586
Total		23,066,024
Airlines 0.6%
American Airlines Group, Inc.	119,445	4,897,245
Delta Air Lines, Inc.	149,035	7,189,449
Southwest Airlines Co.	123,241	5,169,960
United Continental Holdings, Inc.(a)	70,647	4,045,247
Total		21,301,901
Building Products 0.1%
Allegion PLC	18,175	1,145,025
Masco Corp.	63,761	1,798,060
Total		2,943,085
Commercial Services & Supplies 0.4%
ADT Corp. (The)	31,255	1,261,764
Cintas Corp.	16,571	1,391,798
Pitney Bowes, Inc.	37,341	676,619
Republic Services, Inc.	45,403	2,074,917
Stericycle, Inc.(a)	16,104	1,834,729
Tyco International PLC	80,111	2,818,305
Waste Management, Inc.	78,687	4,394,669
Total		14,452,801
Construction & Engineering 0.1%
Fluor Corp.	26,835	1,235,483
Jacobs Engineering Group, Inc.(a)	23,224	897,608
Quanta Services, Inc.(a)	30,274	614,260
Total		2,747,351

Common Stocks (continued)

Issuer	Shares	Value ($)
Electrical Equipment 0.5%
AMETEK, Inc.	45,078	2,092,070
Eaton Corp. PLC	87,700	4,973,467
Emerson Electric Co.	124,037	6,056,727
Rockwell Automation, Inc.	25,017	2,604,019
Total		15,726,283
Industrial Conglomerates 2.6%
3M Co.	116,676	18,302,964
Danaher Corp.	112,978	10,085,546
General Electric Co.	1,788,454	52,115,550
Roper Technologies, Inc.	19,102	3,207,799
Total		83,711,859
Machinery 1.2%
Caterpillar, Inc.	110,332	7,469,476
Cummins, Inc.	31,126	3,036,964
Deere & Co.	59,077	4,736,794
Dover Corp.	29,366	1,784,865
Flowserve Corp.	24,799	1,042,054
Illinois Tool Works, Inc.	61,993	5,842,840
Ingersoll-Rand PLC	49,468	2,748,442
PACCAR, Inc.	66,979	3,449,419
Parker-Hannifin Corp.	25,768	2,607,722
Pentair PLC	34,158	1,629,678
Snap-On, Inc.	11,005	1,592,093
Stanley Black & Decker, Inc.	28,373	2,667,346
Xylem, Inc.	33,989	1,271,529
Total		39,879,222
Professional Services 0.3%
Dun & Bradstreet Corp. (The)	6,847	655,874
Equifax, Inc.	22,451	2,354,661
Nielsen Holdings PLC	68,988	3,472,856
Robert Half International, Inc.	25,144	990,422
Verisk Analytics, Inc.(a)	29,538	2,151,548
Total		9,625,361
Road & Rail 0.8%
CSX Corp.	184,750	4,459,865
JB Hunt Transport Services, Inc.	17,156	1,308,831
Kansas City Southern	20,681	1,689,845
Norfolk Southern Corp.	56,578	4,139,812

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Ryder System, Inc.	10,124	574,233
Union Pacific Corp.	161,854	12,763,807
Total		24,936,393
Trading Companies & Distributors 0.2%
Fastenal Co.	54,897	2,486,285
United Rentals, Inc.(a)	17,591	907,168
WW Grainger, Inc.	10,946	2,374,187
Total		5,767,640
Total Industrials		325,184,314
INFORMATION TECHNOLOGY 20.2%
Communications Equipment 1.0%
Cisco Systems, Inc.	961,905	25,182,673
F5 Networks, Inc.(a)	13,336	1,282,523
Harris Corp.	23,576	1,839,400
Juniper Networks, Inc.	67,269	1,661,544
Motorola Solutions, Inc.	30,447	2,237,550
Total		32,203,690
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	58,415	3,100,084
Corning, Inc.	210,903	3,859,525
FLIR Systems, Inc.	26,176	810,409
TE Connectivity Ltd.	73,204	4,166,772
Total		11,936,790
Internet Software & Services 4.3%
Akamai Technologies, Inc.(a)	33,719	1,819,815
Alphabet, Inc., Class A(a)	55,206	39,594,847
Alphabet, Inc., Class C(a)	56,306	39,288,638
eBay, Inc.(a)	209,319	4,981,792
Facebook, Inc., Class A(a)	430,246	46,001,902
VeriSign, Inc.(a)	18,595	1,571,092
Yahoo!, Inc.(a)	164,637	5,233,810
Total		138,491,896
IT Services 3.6%
Accenture PLC, Class A	118,399	11,870,684
Alliance Data Systems Corp.(a)	11,586	2,434,566
Automatic Data Processing, Inc.	87,398	7,401,737
Cognizant Technology Solutions Corp., Class A(a)	115,228	6,565,691
CSRA, Inc.	26,094	677,139

Common Stocks (continued)

Issuer	Shares	Value ($)
Fidelity National Information Services, Inc.	52,573	3,062,377
Fiserv, Inc.(a)	43,308	4,141,544
International Business Machines Corp.	169,127	22,160,711
MasterCard, Inc., Class A	187,643	16,309,930
Paychex, Inc.	60,806	3,124,820
PayPal Holdings, Inc.(a)	210,672	8,035,030
Teradata Corp.(a)	25,203	628,815
Total System Services, Inc.	32,076	1,397,872
Visa, Inc., Class A	368,846	26,700,762
Western Union Co. (The)	95,750	1,748,395
Xerox Corp.	180,337	1,733,039
Total		117,993,112
Semiconductors & Semiconductor Equipment 2.7%
Analog Devices, Inc.	59,135	3,133,564
Applied Materials, Inc.	217,758	4,109,093
Broadcom Ltd.	73,687	9,871,847
First Solar, Inc.(a)	14,343	1,030,831
Intel Corp.	894,239	26,460,532
KLA-Tencor Corp.	29,551	2,001,785
Lam Research Corp.	30,015	2,200,099
Linear Technology Corp.	45,317	1,976,728
Microchip Technology, Inc.	38,491	1,712,465
Micron Technology, Inc.(a)	205,748	2,187,101
NVIDIA Corp.	96,852	3,037,279
Qorvo, Inc.(a)	24,464	1,102,837
QUALCOMM, Inc.	284,833	14,466,668
Skyworks Solutions, Inc.	36,223	2,407,018
Texas Instruments, Inc.	192,229	10,191,982
Xilinx, Inc.	48,696	2,299,425
Total		88,189,254
Software 4.3%
Activision Blizzard, Inc.	95,605	3,027,810
Adobe Systems, Inc.(a)	94,521	8,048,463
Autodesk, Inc.(a)	42,864	2,217,783
CA, Inc.	56,070	1,642,290
Citrix Systems, Inc.(a)	29,149	2,059,377
Electronic Arts, Inc.(a)	58,897	3,783,543
Intuit, Inc.	50,028	4,834,706
Microsoft Corp.	1,513,691	77,016,598
Oracle Corp.	606,688	22,313,985
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Red Hat, Inc.(a)	34,641	2,263,789
Salesforce.com, inc.(a)	118,277	8,013,267
Symantec Corp.	128,011	2,471,893
Total		137,693,504
Technology Hardware, Storage & Peripherals 3.9%
Apple, Inc.	1,056,512	102,154,145
EMC Corp.	367,405	9,600,293
Hewlett Packard Enterprise Co.	340,759	4,521,872
HP, Inc.	342,311	3,659,305
NetApp, Inc.	55,398	1,376,086
SanDisk Corp.	38,030	2,748,048
Seagate Technology PLC	56,666	1,777,046
Western Digital Corp.	43,910	1,911,402
Total		127,748,197
Total Information Technology		654,256,443
MATERIALS 2.8%
Chemicals 2.1%
Air Products & Chemicals, Inc.	36,741	4,867,080
Airgas, Inc.	12,289	1,739,139
CF Industries Holdings, Inc.	44,167	1,610,329
Dow Chemical Co. (The)	213,093	10,358,451
Eastman Chemical Co.	28,161	1,806,528
Ecolab, Inc.	50,363	5,164,726
EI du Pont de Nemours & Co.	166,077	10,109,107
FMC Corp.	25,321	953,082
International Flavors & Fragrances, Inc.	15,207	1,570,731
LyondellBasell Industries NV, Class A	68,135	5,465,108
Monsanto Co.	83,348	7,500,487
Mosaic Co. (The)	63,546	1,693,501
PPG Industries, Inc.	51,026	4,925,540
Praxair, Inc.	53,978	5,494,421
Sherwin-Williams Co. (The)	14,996	4,056,418
Total		67,314,648
Construction Materials 0.1%
Martin Marietta Materials, Inc.	12,534	1,787,599
Vulcan Materials Co.	25,264	2,489,262
Total		4,276,861
Containers & Packaging 0.3%
Avery Dennison Corp.	17,264	1,124,232

Common Stocks (continued)

Issuer	Shares	Value ($)
Ball Corp.	25,833	1,710,919
International Paper Co.	78,559	2,804,556
Owens-Illinois, Inc.(a)	30,478	455,951
Sealed Air Corp.	37,411	1,710,805
Westrock Co.	48,722	1,645,342
Total		9,451,805
Metals & Mining 0.3%
Alcoa, Inc.	248,266	2,217,015
Freeport-McMoRan, Inc.	236,875	1,807,356
Newmont Mining Corp.	100,267	2,589,897
Nucor Corp.	60,566	2,382,667
Total		8,996,935
Total Materials		90,040,249
TELECOMMUNICATION SERVICES 2.7%
Diversified Telecommunication Services 2.7%
AT&T, Inc.	1,165,790	43,075,940
CenturyLink, Inc.	104,035	3,182,431
Frontier Communications Corp.	221,374	1,197,633
Level 3 Communications, Inc.(a)	54,685	2,654,957
Verizon Communications, Inc.	771,042	39,114,961
Total		89,225,922
Total Telecommunication Services		89,225,922
UTILITIES 3.3%
Electric Utilities 1.9%
American Electric Power Co., Inc.	93,009	5,743,306
Duke Energy Corp.	130,438	9,688,935
Edison International	61,740	4,208,198
Entergy Corp.	33,804	2,440,987
Eversource Energy	60,107	3,263,810
Exelon Corp.	174,255	5,487,290
FirstEnergy Corp.	80,165	2,683,122
NextEra Energy, Inc.	87,270	9,845,801
Pepco Holdings, Inc.	48,060	1,258,211
Pinnacle West Capital Corp.	21,006	1,445,843
PPL Corp.	127,303	4,454,332
Southern Co. (The)	172,242	8,298,620
Xcel Energy, Inc.	96,169	3,802,522
Total		62,620,977

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Gas Utilities —%
AGL Resources, Inc.	22,785	1,473,050
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	127,506	1,249,559
NRG Energy, Inc.	59,536	641,798
Total		1,891,357
Multi-Utilities 1.3%
Ameren Corp.	45,979	2,158,714
CenterPoint Energy, Inc.	81,534	1,518,978
CMS Energy Corp.	52,505	2,077,098
Consolidated Edison, Inc.	55,559	3,889,686
Dominion Resources, Inc.	112,814	7,887,955
DTE Energy Co.	34,010	2,860,921
NiSource, Inc.	60,387	1,297,113
PG&E Corp.	92,940	5,272,486
Public Service Enterprise Group, Inc.	95,879	4,090,198
SCANA Corp.	27,082	1,760,872
Sempra Energy	44,683	4,312,356
TECO Energy, Inc.	44,576	1,224,503
WEC Energy Group, Inc.	59,821	3,370,913
Total		41,721,793
Total Utilities		107,707,177
Total Common Stocks (Cost: $2,098,620,789)		3,208,541,243

Money Market Funds 0.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(c)(f)	28,155,791	28,155,791
Total Money Market Funds (Cost: $28,155,791)		28,155,791
Total Investments (Cost: $2,126,776,580)		3,236,697,034
Other Assets & Liabilities, Net		5,117,254
Net Assets		3,241,814,288

At February 29, 2016, securities totaling $3,230,045 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at February 29, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 FUTURE	66	USD	31,836,750	03/2016	902,119	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Notes to Portfolio of Investments (continued)

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Ameriprise Financial, Inc.	1,067,614	244,286	(430,288)	74,286	955,898	92,100	2,769,846
Columbia Short-Term Cash Fund	172,199,950	542,955,926	(687,000,085)	—	28,155,791	132,643	28,155,791
Total	173,267,564	543,200,212	(687,430,373)	74,286	29,111,689	224,743	30,925,637

(d)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at February 29, 2016 was $1, which represents less than 0.01% of net assets. Information concerning such security holdings at February 29, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
Five Star Quality Care, Inc.	01/02/2002	2

(e)  Represents fractional shares.

(f)  The rate shown is the seven-day current annualized yield at February 29, 2016.

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	414,792,437	—	—	414,792,437
Consumer Staples	343,308,683	—	—	343,308,683
Energy	211,567,245	—	—	211,567,245
Financials	499,421,319	—	—	499,421,319
Health Care	473,037,453	1	—	473,037,454
Industrials	325,184,314	—	—	325,184,314
Information Technology	654,256,443	—	—	654,256,443
Materials	90,040,249	—	—	90,040,249
Telecommunication Services	89,225,922	—	—	89,225,922
Utilities	107,707,177	—	—	107,707,177
Total Common Stocks	3,208,541,242	1	—	3,208,541,243
Money Market Funds	—	28,155,791	—	28,155,791
Total Investments	3,208,541,242	28,155,792	—	3,236,697,034
Derivatives
Assets
Futures Contracts	902,119	—	—	902,119
Total	3,209,443,361	28,155,792	—	3,237,599,153

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA LARGE CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	172,199,950	172,199,950	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA LARGE CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,097,664,891)	$3,205,771,397
Affiliated issuers (identified cost $29,111,689)	30,925,637
Total investments (identified cost $2,126,776,580)	3,236,697,034
Receivable for:
Investments sold	648,084
Capital shares sold	4,379,879
Dividends	8,086,453
Foreign tax reclaims	805
Expense reimbursement due from Investment Manager	903
Total assets	3,249,813,158
Liabilities
Payable for:
Investments purchased	1,546,163
Capital shares purchased	5,941,740
Variation margin	252,532
Investment management fees	53,593
Distribution and/or service fees	20,528
Compensation of board members	180,677
Other expenses	3,637
Total liabilities	7,998,870
Net assets applicable to outstanding capital stock	$3,241,814,288
Represented by
Paid-in capital	$2,166,111,155
Undistributed net investment income	9,716,963
Accumulated net realized loss	(44,836,403)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,108,106,506
Investments — affiliated issuers	1,813,948
Futures contracts	902,119
Total — representing net assets applicable to outstanding capital stock	$3,241,814,288

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA LARGE CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$993,375,931
Shares outstanding	26,812,230
Net asset value per share	$37.05
Class B
Net assets	$166,644
Shares outstanding	4,488
Net asset value per share	$37.13
Class I
Net assets	$2,622
Shares outstanding	70
Net asset value per share(a)	$37.21
Class R5
Net assets	$273,169,688
Shares outstanding	7,245,574
Net asset value per share	$37.70
Class Z
Net assets	$1,975,099,403
Shares outstanding	53,064,729
Net asset value per share	$37.22

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA LARGE CAP INDEX FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$73,930,565
Dividends — affiliated issuers	224,743
Foreign taxes withheld	(5,238)
Total income	74,150,070
Expenses:
Investment management fees	7,086,283
Distribution and/or service fees
Class A	2,648,925
Class B	2,000
Compensation of board members	43,851
Other	23,346
Total expenses	9,804,405
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(88,551)
Expense reductions	(3,909)
Total net expenses	9,711,945
Net investment income	64,438,125
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(10,011,398)
Investments — affiliated issuers	74,286
Futures contracts	1,890,197
Net realized loss	(8,046,915)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(278,691,965)
Investments — affiliated issuers	(1,773,573)
Futures contracts	(6,518,836)
Net change in unrealized depreciation	(286,984,374)
Net realized and unrealized loss	(295,031,289)
Net decrease in net assets from operations	$(230,593,164)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA LARGE CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment income	$64,438,125	$77,497,476
Net realized gain (loss)	(8,046,915)	13,059,168
Net change in unrealized appreciation (depreciation)	(286,984,374)	394,702,946
Net increase (decrease) in net assets resulting from operations	(230,593,164)	485,259,590
Distributions to shareholders
Net investment income
Class A	(22,249,897)	(14,829,787)
Class B	(2,716)	(1,921)
Class I	(67)	(49)
Class R5	(5,651,926)	(2,613,002)
Class Z	(53,272,680)	(39,992,685)
Net realized gains
Class A	(2,731,656)	(398,619)
Class B	(525)	(96)
Class I	(7)	(1)
Class R5	(543,620)	(61,227)
Class Z	(6,206,317)	(899,951)
Total distributions to shareholders	(90,659,411)	(58,797,338)
Increase (decrease) in net assets from capital stock activity	(140,228,807)	73,317,379
Total increase (decrease) in net assets	(461,481,382)	499,779,631
Net assets at beginning of year	3,703,295,670	3,203,516,039
Net assets at end of year	$3,241,814,288	$3,703,295,670
Undistributed net investment income	$9,716,963	$27,684,138

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA LARGE CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	8,616,166	337,268,633	12,232,068	466,788,193
Distributions reinvested	582,904	23,472,176	367,515	14,549,403
Redemptions	(10,130,663)	(399,110,370)	(7,070,021)	(270,204,930)
Net increase (decrease)	(931,593)	(38,369,561)	5,529,562	211,132,666
Class B shares
Subscriptions	62	2,511	284	10,627
Distributions reinvested	77	3,104	48	1,904
Redemptions(a)	(1,625)	(64,567)	(1,627)	(59,770)
Net decrease	(1,486)	(58,952)	(1,295)	(47,239)
Class I shares
Redemptions	—	—	(33)	(1,200)
Net decrease	—	—	(33)	(1,200)
Class R5 shares
Subscriptions	5,083,112	204,324,481	2,040,503	78,666,552
Distributions reinvested	151,465	6,195,546	62,516	2,517,400
Redemptions	(2,111,691)	(84,985,566)	(681,138)	(26,562,692)
Net increase	3,122,886	125,534,461	1,421,881	54,621,260
Class Z shares
Subscriptions	10,127,623	398,923,467	10,922,158	418,946,102
Distributions reinvested	1,152,502	46,609,911	798,567	31,695,172
Redemptions	(17,219,242)	(672,868,133)	(16,830,574)	(643,029,382)
Net decrease	(5,939,117)	(227,334,755)	(5,109,849)	(192,388,108)
Total net increase (decrease)	(3,749,310)	(140,228,807)	1,840,266	73,317,379

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$40.60		$35.85		$29.16		$26.35		$25.62
Income from investment operations:
Net investment income	0.64		0.83		0.53		0.50		0.42
Net realized and unrealized gain (loss)	(3.24)		4.52		6.67		2.88		0.74
Total from investment operations	(2.60)		5.35		7.20		3.38		1.16
Less distributions to shareholders:
Net investment income	(0.85)		(0.58)		(0.51)		(0.57)		(0.43)
Net realized gains	(0.10)		(0.02)		—		—		—
Total distributions to shareholders	(0.95)		(0.60)		(0.51)		(0.57)		(0.43)
Net asset value, end of period	$37.05		$40.60		$35.85		$29.16		$26.35
Total return	(6.57%)		14.98%		24.80%		12.98%		4.67%
Ratios to average net assets(a)
Total gross expenses	0.45%		0.45%		0.45%		0.45	%(b)	0.45%
Total net expenses(c)	0.45	%(d)	0.45	%(d)	0.45	%(d)	0.44	%(b)(d)	0.42	%(d)
Net investment income	1.63%		2.18%		1.63%		1.85%		1.72%
Supplemental data
Net assets, end of period (in thousands)	$993,376		$1,126,444		$796,430		$544,128		$472,381
Portfolio turnover	11%		5%		3%		7%		6%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$40.70		$35.93		$29.24		$26.44		$25.70
Income from investment operations:
Net investment income	0.31		0.50		0.28		0.28		0.22
Net realized and unrealized gain (loss)	(3.23)		4.59		6.69		2.89		0.76
Total from investment operations	(2.92)		5.09		6.97		3.17		0.98
Less distributions to shareholders:
Net investment income	(0.55)		(0.30)		(0.28)		(0.37)		(0.24)
Net realized gains	(0.10)		(0.02)		—		—		—
Total distributions to shareholders	(0.65)		(0.32)		(0.28)		(0.37)		(0.24)
Net asset value, end of period	$37.13		$40.70		$35.93		$29.24		$26.44
Total return	(7.29%)		14.20%		23.88%		12.08%		3.90%
Ratios to average net assets(a)
Total gross expenses	1.20%		1.20%		1.20%		1.20	%(b)	1.20%
Total net expenses(c)	1.20	%(d)	1.20	%(d)	1.20	%(d)	1.18	%(b)(d)	1.17	%(d)
Net investment income	0.79%		1.31%		0.86%		1.04%		0.90%
Supplemental data
Net assets, end of period (in thousands)	$167		$243		$261		$426		$1,305
Portfolio turnover	11%		5%		3%		7%		6%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,				Year Ended February 29,
Class I	2016	2015	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$40.78	$36.01	$29.28	$26.45		$24.22
Income from investment operations:
Net investment income	0.75	0.89	0.62	0.57		0.15
Net realized and unrealized gain (loss)	(3.27)	4.59	6.70	2.89		2.49
Total from investment operations	(2.52)	5.48	7.32	3.46		2.64
Less distributions to shareholders:
Net investment income	(0.95)	(0.69)	(0.59)	(0.63)		(0.41)
Net realized gains	(0.10)	(0.02)	—	—		—
Total distributions to shareholders	(1.05)	(0.71)	(0.59)	(0.63)		(0.41)
Net asset value, end of period	$37.21	$40.78	$36.01	$29.28		$26.45
Total return	(6.36%)	15.27%	25.12%	13.28%		11.08%
Ratios to average net assets(b)
Total gross expenses	0.20%	0.20%	0.22%	0.22	%(c)	0.15	%(d)
Total net expenses(e)	0.20%	0.20%	0.20%	0.19	%(c)	0.15	%(d)
Net investment income	1.91%	2.33%	1.88%	2.09%		2.06	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$4	$3		$3
Portfolio turnover	11%	5%	3%	7%		6%

Notes to Financial Highlights

(a)  Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$41.29	$36.45	$29.63	$27.28
Income from investment operations:
Net investment income	0.84	0.94	0.68	0.21
Net realized and unrealized gain (loss)	(3.38)	4.60	6.74	2.68
Total from investment operations	(2.54)	5.54	7.42	2.89
Less distributions to shareholders:
Net investment income	(0.95)	(0.68)	(0.60)	(0.54)
Net realized gains	(0.10)	(0.02)	—	—
Total distributions to shareholders	(1.05)	(0.70)	(0.60)	(0.54)
Net asset value, end of period	$37.70	$41.29	$36.45	$29.63
Total return	(6.33%)	15.25%	25.14%	10.73%
Ratios to average net assets(b)
Total gross expenses	0.20%	0.20%	0.20%	0.14	%(c)
Total net expenses(d)	0.20%	0.20%	0.20%	0.14	%(c)
Net investment income	2.12%	2.44%	1.96%	2.48	%(c)
Supplemental data
Net assets, end of period (in thousands)	$273,170	$170,244	$98,439	$3
Portfolio turnover	11%	5%	3%	7%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA LARGE CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$40.78		$36.00		$29.28		$26.45		$25.72
Income from investment operations:
Net investment income	0.75		0.89		0.62		0.57		0.48
Net realized and unrealized gain (loss)	(3.26)		4.59		6.69		2.89		0.74
Total from investment operations	(2.51)		5.48		7.31		3.46		1.22
Less distributions to shareholders:
Net investment income	(0.95)		(0.68)		(0.59)		(0.63)		(0.49)
Net realized gains	(0.10)		(0.02)		—		—		—
Total distributions to shareholders	(1.05)		(0.70)		(0.59)		(0.63)		(0.49)
Net asset value, end of period	$37.22		$40.78		$36.00		$29.28		$26.45
Total return	(6.34%)		15.27%		25.09%		13.28%		4.91%
Ratios to average net assets(a)
Total gross expenses	0.20%		0.20%		0.20%		0.20	%(b)	0.20%
Total net expenses(c)	0.20	%(d)	0.20	%(d)	0.20	%(d)	0.19	%(b)(d)	0.16	%(d)
Net investment income	1.88%		2.33%		1.88%		2.06%		1.95%
Supplemental data
Net assets, end of period (in thousands)	$1,975,099		$2,406,361		$2,308,382		$1,961,058		$3,148,041
Portfolio turnover	11%		5%		3%		7%		6%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class I, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial

Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is

Annual Report 2016
30

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain

Annual Report 2016
31

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2016
32

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	902,119	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,890,197
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(6,518,836)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended February 29,2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	97,240,038

*Based on the ending quarterly outstanding amounts for the year ended February 29, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax.

Annual Report 2016
33

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,247,854, and the administrative services fee paid to the Investment Manager was $1,247,854.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $7,004.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though

Annual Report 2016
34

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $3,909.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $116 for Class B shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through June 30, 2016
Class A	0.45%
Class B	1.20
Class I	0.20
Class R5	0.20
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and

Annual Report 2016
35

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, re-characterization of distributions for investments, derivative investments, and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,228,014)
Accumulated net realized loss	1,266,647
Paid-in capital	(38,633)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28, 2015
Ordinary income	$90,659,411	$58,797,338

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	9,867,289
Capital loss carryforwards	(10,572,809)
Net unrealized appreciation	1,076,558,979

At February 29, 2016, the cost of investments for federal income tax purposes was $2,160,138,055 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,272,061,551
Unrealized depreciation	(195,502,572)
Net unrealized appreciation	1,076,558,979

The following capital loss carryforwards, determined at February 29, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	8,243,367
No expiration — long-term	2,329,442
Total	10,572,809

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $387,439,770 and $409,234,626, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2016
36

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, one unaffiliated shareholder of record owned 14.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 13.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the

Annual Report 2016
37

COLUMBIA LARGE CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
38

COLUMBIA LARGE CAP INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Large Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
39

COLUMBIA LARGE CAP INDEX FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	97.79%
Dividends Received Deduction	96.79%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2016
40

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
41

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
42

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
43

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
44

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
45

COLUMBIA LARGE CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
46

COLUMBIA LARGE CAP INDEX FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
47

Columbia Large Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN175_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA MID CAP INDEX FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA MID CAP INDEX FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	17
Statement of Operations	19
Statement of Changes in Net Assets	20
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA MID CAP INDEX FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Mid Cap Index Fund (the Fund) Class A shares returned -10.37% for the 12-month period that ended February 29, 2016.

■  The Fund closely tracked its benchmark, the unmanaged S&P MidCap 400 Index, which returned -9.99% for the same period.

■  Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the performance differential between the Fund and the Index.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	-10.37	7.78	6.75
Class I*	09/27/10	-10.16	8.09	7.04
Class R5*	11/08/12	-10.14	8.09	7.04
Class Z	03/31/00	-10.18	8.06	7.02
S&P MidCap 400 Index		-9.99	8.27	7.17

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA MID CAP INDEX FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA MID CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Christopher Lo, CFA

Vadim Shteyn

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
Jarden Corp.	0.8
Alaska Air Group, Inc.	0.7
Acuity Brands, Inc.	0.7
UDR, Inc.	0.6
Mettler-Toledo International, Inc.	0.6
Foot Locker, Inc.	0.6
Hologic, Inc.	0.6
LKQ Corp.	0.6
Fortune Brands Home & Security, Inc.	0.6
Everest Re Group Ltd.	0.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -10.37%. The Fund closely tracked its benchmark, the unmanaged S&P MidCap 400 Index, which returned -9.99% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses.

U.S. Equity Market Experienced a Roller Coaster Year

The U.S. economy topped the rest of the developed world, and the U.S. stock market, as represented by the S&P 500 Index, finished calendar year 2015 in positive territory, though mid-cap stocks, as represented by the S&P MidCap 400 Index, did not perform as well. For the 12 months ended February 29, 2016, the U.S. equity market, both large-cap and mid-cap stocks, declined substantially, providing evidence of the roller coaster year experienced by most investors. Four factors dogged U.S. stocks during the period. One, a further and unexpected decline in commodity prices (making for a fifth consecutive year of negative returns), particularly oil. Two, continued strength in the U.S. dollar. Three, soft economic growth and currency devaluation in China. And four, a Federal Reserve (Fed) that only felt confident enough about the U.S. economy to begin raising interest rates in the waning weeks of December 2015. Twelve months earlier, many expected the Fed to begin tightening monetary policy as early as the first quarter of 2015.

Dissecting U.S. equity market returns further, it is clear that performance was narrowly driven by a handful of stocks. Indeed, just ten stocks accounted for 40% of the total positive contribution to the S&P 500 Index return in calendar year 2015. Even further, the so called "FANG" stocks — Facebook, Amazon.com, Netflix and Google accounted for over 20% of the total positive return in the S&P 500 Index in 2015.

Though overall 2015 will be remembered as one of the most uncertain and turbulent market years, in perspective, it is worth keeping in mind that there were also many important positive economic developments. For example, rising consumer confidence, especially toward the end of the calendar year, drove much of consumer spending for 2015. Also, home prices increased; inflation remained relatively stable; and the job market held steady, with unemployment declining to 5% at year end 2015.

In the first two months of 2016, anxiety about a potential U.S. recession began to subside. Retail sales, existing home sales, the Institute of Supply Management's Purchasing Managers Index, and the employment report all exceeded economists' consensus forecasts. Still, the S&P 500 Index declined more than 5% and the S&P MidCap 400 Index declined more than 4% in the first two months of 2016, attributable primarily to January 2016 when U.S. equities were embroiled in what was a global rout, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices to less than $30 per barrel. Market sentiment appeared to improve in February 2016, as central banks outside of the U.S. increasingly acknowledged rising economic risks, U.S. economic data improved, and oil prices recovered, albeit modestly, from their trough point.

Annual Report 2016
4

COLUMBIA MID CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

S&P MidCap 400 Index Faced Broad-Based Declines

Only one of the ten sectors of the S&P MidCap 400 Index posted a positive return during the 12 months ended February 29, 2016 — namely, utilities. In terms of total return, utilities, financials and health care were the best relative performers. On the basis of impact, which takes weightings and total returns into account, utilities, telecommunication services and consumer staples were the biggest contributors to the Index's return. The top performing industries for the period were utilities; insurance; commercial and professional services; food, beverage and tobacco; and software and services.

Conversely, energy, materials and consumer discretionary, each traditionally considered a more cyclical sector, were the weakest sectors from a total return perspective. On the basis of impact, energy, information technology and consumer discretionary were the weakest. The worst performing industries for the period were energy; food and staples retailing; semiconductors; automobiles and components; and technology hardware and equipment.

Top individual contributors within the S&P MidCap 400 Index included insurance company StanCorp Financial Group, lighting systems producer Acuity Brands, consumer finance company Global Payments, information technology products and services wholesaler Ingram Micro and waste management company Waste Connections. Top detractors were recreational vehicle manufacturer Polaris Industries, container and packaging manufacturer Packaging Corporation of America, freight rail and passenger transit industry technology-based products and services provider Westinghouse Air Brake Technologies, real estate services provider Jones Lang LaSalle and packaged foods company Hain Celestial Group.

As always, each sector and stock in the S&P MidCap 400 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Index Additions and Deletions Drove Portfolio Changes

During the period, there were 58 additions and 58 deletions to the Index and the Fund's portfolio. Among those stocks added were Buffalo Wild Wings, QEP Resources, Dunkin' Brands Group, Bank of the Ozarks, WisdomTree Investments, Cable One, Energizer Holdings, Skechers U.S.A., Noble, Joy Global, Genworth Financial, Fossil Group, Curtiss-Wright and Casey's General Stores.

Deletions included Advance Auto Parts, AOL, Peabody Energy, Cliffs Natural Resources, Equinix, Hanesbrands, Rent-A-Center, Rosetta Resources, SL Green Realty, Skyworks Solutions, Dresser-Rand Group, Apollo Education Group, Church & Dwight and Extra Space Storage.

We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P MidCap 400 Index. As the Fund seeks to closely approximate the performance of the S&P MidCap 400 Index, we will continue to match its industry and risk characteristics by investing primarily in the securities that comprise the Index.

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	13.6
Consumer Staples	4.2
Energy	2.6
Financials	25.4
Health Care	9.7
Industrials	15.3
Information Technology	16.7
Materials	6.6
Telecommunication Services	0.2
Utilities	5.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund's net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA MID CAP INDEX FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	947.70	1,022.63	2.18	2.26	0.45
Class I	1,000.00	1,000.00	949.10	1,023.87	0.97	1.01	0.20
Class R5	1,000.00	1,000.00	949.10	1,023.87	0.97	1.01	0.20
Class Z	1,000.00	1,000.00	948.90	1,023.87	0.97	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 13.5%
Auto Components 0.4%
Dana Holding Corp.	355,860	4,426,898
Gentex Corp.	678,516	9,879,193
Total		14,306,091
Automobiles 0.2%
Thor Industries, Inc.	106,274	5,885,454
Distributors 0.8%
LKQ Corp.(a)	711,017	19,624,070
Pool Corp.	99,260	7,967,600
Total		27,591,670
Diversified Consumer Services 0.7%
DeVry Education Group, Inc.	132,968	2,427,996
Graham Holdings Co., Class B	10,442	5,096,844
Service Corp. International	457,361	10,757,131
Sotheby's	138,432	3,149,328
Total		21,431,299
Hotels, Restaurants & Leisure 2.4%
Brinker International, Inc.	138,609	6,902,728
Buffalo Wild Wings, Inc.(a)	44,330	7,032,954
Cheesecake Factory, Inc. (The)	105,325	5,255,718
Cracker Barrel Old Country Store, Inc.	55,720	8,249,346
Domino's Pizza, Inc.	127,190	16,921,358
Dunkin' Brands Group, Inc.	215,620	10,043,580
International Speedway Corp., Class A	62,149	2,143,519
Jack in the Box, Inc.	83,310	5,727,562
Panera Bread Co., Class A(a)	55,391	11,477,015
Wendy's Co. (The)	509,208	4,771,279
Total		78,525,059
Household Durables 2.4%
CalAtlantic Group, Inc.	177,450	5,383,833
Jarden Corp.(a)	482,101	25,493,501
KB Home	212,136	2,588,059
MDC Holdings, Inc.	91,028	2,012,629
NVR, Inc.(a)	8,562	14,015,994
Tempur Sealy International, Inc.(a)	144,854	8,353,730
Toll Brothers, Inc.(a)	377,406	10,359,795
TRI Pointe Group, Inc.(a)	338,960	3,494,678
Tupperware Brands Corp.	117,200	5,855,312
Total		77,557,531

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet & Catalog Retail 0.1%
HSN, Inc.	74,499	3,955,152
Leisure Products 0.9%
Brunswick Corp.	211,910	9,014,651
Polaris Industries, Inc.	141,904	12,474,781
Vista Outdoor, Inc.(a)	145,014	7,149,190
Total		28,638,622
Media 1.5%
AMC Networks, Inc., Class A(a)	141,754	9,290,557
Cable One, Inc.	10,354	4,437,414
Cinemark Holdings, Inc.	245,533	8,127,142
DreamWorks Animation SKG, Inc., Class A(a)	165,440	4,245,190
John Wiley & Sons, Inc., Class A	114,214	4,971,736
Live Nation Entertainment, Inc.(a)	339,090	7,456,589
Meredith Corp.	87,728	3,815,291
New York Times Co. (The), Class A	288,669	3,628,569
Time, Inc.	255,500	3,602,550
Total		49,575,038
Multiline Retail 0.4%
Big Lots, Inc.	115,330	4,665,099
JCPenney Co., Inc.(a)	711,040	7,252,608
Total		11,917,707
Specialty Retail 2.6%
Aaron's, Inc.	150,369	3,456,983
Abercrombie & Fitch Co., Class A	156,420	4,544,001
American Eagle Outfitters, Inc.	416,774	6,359,971
Ascena Retail Group, Inc.(a)	401,369	3,391,568
Cabela's, Inc.(a)	114,550	5,496,109
Chico's FAS, Inc.	324,448	4,139,956
CST Brands, Inc.	175,990	5,709,116
Dick's Sporting Goods, Inc.	209,660	8,904,260
Foot Locker, Inc.	319,477	19,967,313
Guess?, Inc.	148,178	3,163,600
Murphy USA, Inc.(a)	91,180	5,807,254
Office Depot, Inc.(a)	1,149,432	5,839,115
Williams-Sonoma, Inc.	194,308	10,125,390
Total		86,904,636

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.1%
Carter's, Inc.	121,002	12,297,433
Deckers Outdoor Corp.(a)	75,252	4,256,253
Fossil Group, Inc.(a)	96,730	4,537,605
Kate Spade & Co.(a)	297,210	5,890,702
Skechers U.S.A., Inc., Class A(a)	302,500	9,958,300
Total		36,940,293
Total Consumer Discretionary		443,228,552
CONSUMER STAPLES 4.1%
Beverages 0.1%
Boston Beer Co., Inc. (The), Class A(a)	22,230	4,181,686
Food & Staples Retailing 0.8%
Casey's General Stores, Inc.	90,790	9,584,700
Sprouts Farmers Market, Inc.(a)	335,160	9,545,357
SUPERVALU, Inc.(a)	618,911	3,162,635
United Natural Foods, Inc.(a)	116,831	3,605,405
Total		25,898,097
Food Products 2.6%
Dean Foods Co.	212,635	4,101,729
Flowers Foods, Inc.	434,541	7,443,687
Hain Celestial Group, Inc. (The)(a)	239,640	8,859,491
Ingredion, Inc.	166,516	16,854,750
Lancaster Colony Corp.	45,225	4,602,548
Post Holdings, Inc.(a)	144,491	10,036,345
Snyders-Lance, Inc.	184,330	6,029,434
Tootsie Roll Industries, Inc.	41,229	1,373,750
TreeHouse Foods, Inc.(a)	127,080	10,728,094
WhiteWave Foods Co. (The), Class A(a)	410,110	15,879,459
Total		85,909,287
Household Products 0.2%
Energizer Holdings, Inc.	145,233	5,655,373
Personal Products 0.4%
Avon Products, Inc.	1,013,380	3,860,978
Edgewell Personal Care Co.	139,723	10,681,823
Total		14,542,801
Total Consumer Staples		136,187,244

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 2.6%
Energy Equipment & Services 1.1%
Dril-Quip, Inc.(a)	89,270	4,842,898
Nabors Industries Ltd.	659,840	4,724,454
Noble Corp. PLC	563,180	4,691,289
Oceaneering International, Inc.	227,736	6,290,068
Oil States International, Inc.(a)	118,248	3,087,455
Patterson-UTI Energy, Inc.	342,553	5,323,274
Rowan Companies PLC, Class A	290,500	3,869,460
Superior Energy Services, Inc.	350,839	3,606,625
Total		36,435,523
Oil, Gas & Consumable Fuels 1.5%
Denbury Resources, Inc.	817,320	1,046,170
Energen Corp.	220,125	5,828,910
Gulfport Energy Corp.(a)	251,940	6,046,560
HollyFrontier Corp.	425,710	14,397,512
QEP Resources, Inc.	446,100	4,353,936
SM Energy Co.	158,209	1,430,209
Western Refining, Inc.	161,360	4,303,471
World Fuel Services Corp.	164,740	7,711,480
WPX Energy, Inc.(a)	544,590	2,238,265
Total		47,356,513
Total Energy		83,792,036
FINANCIALS 25.1%
Banks 5.3%
Associated Banc-Corp.	349,889	6,018,091
BancorpSouth, Inc.	196,880	3,921,850
Bank of Hawaii Corp.	100,766	6,398,641
Bank of the Ozarks, Inc.	189,290	7,162,734
Cathay General Bancorp	175,335	4,679,691
Commerce Bancshares, Inc.	195,083	8,287,126
Cullen/Frost Bankers, Inc.	127,639	6,117,737
East West Bancorp, Inc.	334,927	10,037,762
First Horizon National Corp.	557,040	6,695,621
First Niagara Financial Group, Inc.	825,759	7,630,013
FirstMerit Corp.	385,806	7,573,372
FNB Corp.	485,720	5,964,642
Fulton Financial Corp.	405,055	5,107,743
Hancock Holding Co.	180,141	4,155,853

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
International Bancshares Corp.	129,762	2,926,133
PacWest Bancorp	262,980	8,462,696
PrivateBancorp, Inc.	184,330	6,333,579
Prosperity Bancshares, Inc.	153,215	6,197,547
Signature Bank(a)	117,101	15,170,434
SVB Financial Group(a)	119,847	10,648,406
Synovus Financial Corp.	303,965	8,082,429
TCF Financial Corp.	394,579	4,474,526
Trustmark Corp.	157,240	3,440,411
Umpqua Holdings Corp.	512,550	7,708,752
Valley National Bancorp	519,961	4,679,649
Webster Financial Corp.	213,375	7,171,534
Total		175,046,972
Capital Markets 1.7%
Eaton Vance Corp.	273,502	7,906,943
Federated Investors, Inc., Class B	220,490	5,770,223
Janus Capital Group, Inc.	339,690	4,392,192
Raymond James Financial, Inc.	296,526	12,999,700
SEI Investments Co.	321,885	12,286,350
Stifel Financial Corp.(a)	161,780	4,685,149
Waddell & Reed Financial, Inc., Class A	193,166	4,523,948
WisdomTree Investments, Inc.	267,310	3,167,623
Total		55,732,128
Consumer Finance 0.2%
SLM Corp.(a)	991,760	5,791,878
Diversified Financial Services 1.6%
CBOE Holdings, Inc.	191,908	11,994,250
Factset Research Systems, Inc.	96,474	14,518,372
MarketAxess Holdings, Inc.	86,800	10,282,328
MSCI, Inc.	215,077	15,167,230
Total		51,962,180
Insurance 5.6%
Alleghany Corp.(a)	36,248	16,818,347
American Financial Group, Inc.	166,707	11,182,706
Arthur J Gallagher & Co.	411,258	16,388,631
Aspen Insurance Holdings Ltd.	141,474	6,322,473
Brown & Brown, Inc.	272,313	8,798,433
CNO Financial Group, Inc.	432,820	7,544,053
Endurance Specialty Holdings Ltd.	142,660	8,883,438

Common Stocks (continued)

Issuer	Shares	Value ($)
Everest Re Group Ltd.	100,270	18,663,255
First American Financial Corp.	253,095	9,372,108
Genworth Financial, Inc., Class A(a)	1,157,840	2,454,621
Hanover Insurance Group, Inc. (The)	100,660	8,349,747
Kemper Corp.	112,131	3,014,081
Mercury General Corp.	84,741	4,455,682
Old Republic International Corp.	565,916	10,073,305
Primerica, Inc.	112,565	4,749,117
Reinsurance Group of America, Inc.	153,029	13,787,913
RenaissanceRe Holdings Ltd.	102,060	11,553,192
StanCorp Financial Group, Inc.	98,558	11,324,314
WR Berkley Corp.	229,553	11,821,979
Total		185,557,395
Real Estate Investment Trusts (REITs) 9.6%
Alexandria Real Estate Equities, Inc.	168,741	13,357,538
American Campus Communities, Inc.	297,623	13,026,959
Camden Property Trust	202,167	15,109,962
Care Capital Properties, Inc.	195,050	5,170,775
Communications Sales & Leasing, Inc.(a)	280,324	5,284,107
Corporate Office Properties Trust	220,021	5,148,491
Corrections Corp. of America	272,835	7,893,117
Douglas Emmett, Inc.	324,540	8,710,654
Duke Realty Corp.	803,589	16,618,220
EPR Properties	146,790	9,134,742
Equity One, Inc.	209,815	5,751,029
Highwoods Properties, Inc.	221,874	9,662,613
Hospitality Properties Trust	352,723	8,564,114
Kilroy Realty Corp.	214,505	11,641,186
Lamar Advertising Co. Class A	190,819	10,901,489
LaSalle Hotel Properties	262,840	6,400,154
Liberty Property Trust	343,931	9,932,727
Mack-Cali Realty Corp.	207,868	4,136,573
Mid-America Apartment Communities, Inc.	175,440	15,779,074
National Retail Properties, Inc.	316,918	13,938,054
Omega Healthcare Investors, Inc.	383,100	12,282,186
Post Properties, Inc.	125,970	7,020,308
Potlatch Corp.	94,677	2,503,260
Rayonier, Inc.	288,035	6,287,804
Regency Centers Corp.	219,158	15,468,172

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Senior Housing Properties Trust	552,715	8,627,881
Sovran Self Storage, Inc.	89,520	9,528,509
Tanger Factory Outlet Centers, Inc.	220,510	7,073,961
Taubman Centers, Inc.	140,189	9,928,185
UDR, Inc.	609,837	20,935,704
Urban Edge Properties	214,920	5,226,854
Weingarten Realty Investors	265,397	9,349,936
WP Glimcher, Inc.	431,290	3,726,346
Total		314,120,684
Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.	106,926	3,584,160
Jones Lang LaSalle, Inc.	104,828	10,699,794
Total		14,283,954
Thrifts & Mortgage Finance 0.7%
New York Community Bancorp, Inc.	1,128,694	17,077,140
Washington Federal, Inc.	216,549	4,588,674
Total		21,665,814
Total Financials		824,161,005
HEALTH CARE 9.6%
Biotechnology 0.4%
United Therapeutics Corp.(a)	106,198	12,949,784
Health Care Equipment & Supplies 4.5%
Align Technology, Inc.(a)	168,360	11,116,811
Cooper Companies, Inc. (The)	113,152	16,176,210
Halyard Health, Inc.(a)	108,490	2,768,665
Hill-Rom Holdings, Inc.	131,964	6,116,531
Hologic, Inc.(a)	572,856	19,838,003
IDEXX Laboratories, Inc.(a)	211,712	15,488,850
LivaNova PLC(a)	98,890	5,581,352
ResMed, Inc.	325,037	18,497,856
Sirona Dental Systems, Inc.(a)(b)(c)	130,100	14,387,759
STERIS PLC	199,778	12,849,721
Teleflex, Inc.	96,827	13,828,832
West Pharmaceutical Services, Inc.	167,780	10,405,715
Total		147,056,305
Health Care Providers & Services 2.8%
Amsurg Corp.(a)	125,580	8,545,719
Centene Corp.(a)	277,440	15,802,982

Common Stocks (continued)

Issuer	Shares	Value ($)
Community Health Systems, Inc.(a)	275,078	4,159,179
Health Net, Inc.(a)	179,904	11,193,627
LifePoint Health, Inc.(a)	101,307	6,317,504
Mednax, Inc.(a)	218,882	14,673,849
Molina Healthcare, Inc.(a)	95,290	5,911,792
Owens & Minor, Inc.	146,360	5,768,048
VCA, Inc.(a)	187,692	9,577,923
WellCare Health Plans, Inc.(a)	102,656	9,225,695
Total		91,176,318
Health Care Technology 0.1%
Allscripts Healthcare Solutions, Inc.(a)	439,923	5,507,836
Life Sciences Tools & Services 1.5%
Bio-Rad Laboratories, Inc., Class A(a)	48,391	6,515,364
Bio-Techne Corp.	86,561	7,430,396
Charles River Laboratories International, Inc.(a)	108,518	7,968,477
Mettler-Toledo International, Inc.(a)	63,671	20,050,635
PAREXEL International Corp.(a)	123,910	7,272,278
Total		49,237,150
Pharmaceuticals 0.3%
Akorn, Inc.(a)	186,440	4,957,440
Catalent, Inc.(a)	228,960	5,556,859
Total		10,514,299
Total Health Care		316,441,692
INDUSTRIALS 15.1%
Aerospace & Defense 1.9%
B/E Aerospace, Inc.	243,284	10,612,048
Curtiss-Wright Corp.	106,880	7,544,659
Esterline Technologies Corp.(a)	68,823	3,854,776
Huntington Ingalls Industries, Inc.	109,339	14,329,969
KLX, Inc.(a)	122,842	3,438,348
Orbital ATK, Inc.	136,927	11,469,006
Teledyne Technologies, Inc.(a)	82,490	7,026,498
Triumph Group, Inc.	114,782	3,496,260
Total		61,771,564
Airlines 1.1%
Alaska Air Group, Inc.	293,566	21,694,527
JetBlue Airways Corp.(a)	733,296	16,132,512
Total		37,827,039

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Building Products 1.3%
AO Smith Corp.	174,310	12,267,938
Fortune Brands Home & Security, Inc.	371,691	18,666,322
Lennox International, Inc.	93,332	12,059,428
Total		42,993,688
Commercial Services & Supplies 1.9%
Clean Harbors, Inc.(a)	121,970	5,195,922
Copart, Inc.(a)	237,234	8,955,584
Deluxe Corp.	114,562	6,577,004
Herman Miller, Inc.	139,349	3,635,615
HNI Corp.	102,835	3,476,851
MSA Safety, Inc.	73,876	3,226,165
Rollins, Inc.	218,769	6,022,711
RR Donnelley & Sons Co.	485,748	7,373,655
Waste Connections, Inc.	284,814	17,564,479
Total		62,027,986
Construction & Engineering 0.6%
AECOM(a)	352,395	9,676,767
Granite Construction, Inc.	91,662	3,799,390
KBR, Inc.	335,767	4,643,657
Total		18,119,814
Electrical Equipment 1.2%
Acuity Brands, Inc.	101,902	21,341,336
Hubbell, Inc.	126,605	12,579,473
Regal Beloit Corp.	103,944	5,673,263
Total		39,594,072
Industrial Conglomerates 0.4%
Carlisle Companies, Inc.	151,294	13,640,667
Machinery 4.4%
AGCO Corp.	171,181	8,471,748
CLARCOR, Inc.	116,128	5,590,402
Crane Co.	114,875	5,634,619
Donaldson Co., Inc.	287,125	8,108,410
Graco, Inc.	130,132	10,191,938
IDEX Corp.	178,093	13,385,470
ITT Corp.	208,312	7,345,081
Joy Global, Inc.	226,870	2,931,160
Kennametal, Inc.	185,286	3,729,807
Lincoln Electric Holdings, Inc.	153,475	8,375,131

Common Stocks (continued)

Issuer	Shares	Value ($)
Nordson Corp.	125,006	8,959,180
Oshkosh Corp.	174,120	6,007,140
Terex Corp.	252,535	5,651,733
Timken Co. (The)	168,055	5,013,081
Toro Co. (The)	127,570	10,167,329
Trinity Industries, Inc.	355,766	5,635,333
Valmont Industries, Inc.	53,621	6,061,854
Wabtec Corp.	224,550	15,853,230
Woodward, Inc.	132,407	6,216,509
Total		143,329,155
Marine 0.2%
Kirby Corp.(a)	125,708	7,116,330
Professional Services 0.6%
CEB, Inc.	77,018	4,179,767
FTI Consulting, Inc.(a)	97,643	3,213,431
ManpowerGroup, Inc.	171,337	13,268,337
Total		20,661,535
Road & Rail 0.8%
Genesee & Wyoming, Inc., Class A(a)	132,424	7,511,089
Landstar System, Inc.	100,518	5,950,666
Old Dominion Freight Line, Inc.(a)	161,430	10,421,921
Werner Enterprises, Inc.	103,744	2,754,403
Total		26,638,079
Trading Companies & Distributors 0.7%
GATX Corp.	98,688	4,244,571
MSC Industrial Direct Co., Inc., Class A	112,570	7,832,620
NOW, Inc.(a)	249,510	4,037,072
Watsco, Inc.	59,843	7,632,975
Total		23,747,238
Total Industrials		497,467,167
INFORMATION TECHNOLOGY 16.5%
Communications Equipment 1.0%
Arris International PLC(a)	414,860	9,911,005
Ciena Corp.(a)	294,822	6,043,851
InterDigital, Inc.	82,414	4,098,448
Netscout Systems, Inc.(a)	230,730	4,769,189
Plantronics, Inc.	78,389	2,939,588
Polycom, Inc.(a)	308,270	3,209,091
Total		30,971,172

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 4.2%
Arrow Electronics, Inc.(a)	217,686	12,442,932
Avnet, Inc.	307,250	12,643,337
Belden, Inc.	97,700	5,351,029
Cognex Corp.	197,470	7,308,365
FEI Co.	95,090	7,725,111
Ingram Micro, Inc., Class A	362,676	12,983,801
IPG Photonics Corp.(a)	84,760	6,989,309
Jabil Circuit, Inc.	440,530	9,185,050
Keysight Technologies, Inc.(a)	395,670	10,323,030
Knowles Corp.(a)	205,840	2,342,459
National Instruments Corp.	234,056	6,752,516
SYNNEX Corp.	67,620	6,358,309
Tech Data Corp.(a)	81,634	5,747,850
Trimble Navigation Ltd.(a)	582,988	13,560,301
VeriFone Systems, Inc.(a)	267,536	6,391,435
Vishay Intertechnology, Inc.	315,238	3,732,418
Zebra Technologies Corp., Class A(a)	121,265	7,491,752
Total		137,329,004
Internet Software & Services 0.6%
comScore, Inc.(a)	109,890	4,521,974
j2 Global, Inc.	107,290	7,840,753
Rackspace Hosting, Inc.(a)	266,476	5,737,228
Total		18,099,955
IT Services 3.8%
Acxiom Corp.(a)	181,253	3,759,187
Broadridge Financial Solutions, Inc.	276,002	15,491,992
Computer Sciences Corp.	323,020	9,306,206
Convergys Corp.	227,004	5,852,163
CoreLogic, Inc.(a)	205,167	7,096,727
DST Systems, Inc.	75,707	7,917,438
Gartner, Inc.(a)	192,847	15,890,593
Global Payments, Inc.	302,304	18,425,429
Jack Henry & Associates, Inc.	186,028	15,298,943
Leidos Holdings, Inc.	149,342	6,454,561
MAXIMUS, Inc.	152,070	7,477,282
NeuStar, Inc., Class A(a)	123,385	3,068,585
Science Applications International Corp.	96,294	4,299,527
WEX, Inc.(a)	89,937	5,872,886
Total		126,211,519

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 2.1%
Advanced Micro Devices, Inc.(a)	1,489,710	3,187,979
Atmel Corp.	978,244	7,904,212
Cree, Inc.(a)	239,838	7,612,458
Cypress Semiconductor Corp.	776,962	6,200,157
Fairchild Semiconductor International, Inc.(a)	263,923	5,294,295
Integrated Device Technology, Inc.(a)	315,141	6,120,038
Intersil Corp., Class A	308,436	3,938,728
Microsemi Corp.(a)	259,140	8,974,018
Silicon Laboratories, Inc.(a)	89,992	3,712,170
SunEdison, Inc.(a)	737,161	1,459,579
Synaptics, Inc.(a)	84,330	6,848,439
Teradyne, Inc.	478,340	9,126,727
Total		70,378,800
Software 4.3%
ACI Worldwide, Inc.(a)	275,248	5,136,128
ANSYS, Inc.(a)	207,123	17,195,351
Cadence Design Systems, Inc.(a)	692,413	14,921,500
CDK Global, Inc.	371,060	16,656,883
CommVault Systems, Inc.(a)	98,075	3,674,870
Fair Isaac Corp.	72,332	7,198,481
Fortinet, Inc.(a)	340,800	9,678,720
Manhattan Associates, Inc.(a)	170,050	9,396,963
Mentor Graphics Corp.	232,417	4,439,165
PTC, Inc.(a)	266,560	8,239,370
Solera Holdings, Inc.	156,510	8,717,607
Synopsys, Inc.(a)	362,966	16,242,729
Tyler Technologies, Inc.(a)	75,570	9,092,582
Ultimate Software Group, Inc. (The)(a)	66,700	11,456,392
Total		142,046,741
Technology Hardware, Storage & Peripherals 0.5%
3D Systems Corp.(a)	247,820	2,644,239
Diebold, Inc.	151,272	3,754,571
Lexmark International, Inc., Class A	143,870	4,462,848
NCR Corp.(a)	287,880	6,724,877
Total		17,586,535
Total Information Technology		542,623,726

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
MATERIALS 6.6%
Chemicals 3.0%
Albemarle Corp.	261,149	14,681,797
Ashland, Inc.	146,410	13,951,409
Cabot Corp.	145,619	6,484,414
Minerals Technologies, Inc.	80,875	4,110,067
NewMarket Corp.	23,433	8,556,326
Olin Corp.	384,293	5,825,882
PolyOne Corp.	200,830	5,404,335
RPM International, Inc.	309,661	12,649,652
Scotts Miracle-Gro Co., Class A	105,947	7,312,462
Sensient Technologies Corp.	105,250	6,049,770
Valspar Corp. (The)	170,164	13,313,631
Total		98,339,745
Construction Materials 0.2%
Eagle Materials, Inc.	116,480	7,037,722
Containers & Packaging 1.5%
AptarGroup, Inc.	145,342	10,713,159
Bemis Co., Inc.	223,370	10,960,766
Greif, Inc., Class A	59,823	1,585,908
Packaging Corp. of America	225,769	10,949,796
Silgan Holdings, Inc.	94,175	4,824,585
Sonoco Products Co.	234,926	10,266,266
Total		49,300,480
Metals & Mining 1.6%
Allegheny Technologies, Inc.	254,180	3,408,554
Carpenter Technology Corp.	114,332	3,397,947
Commercial Metals Co.	270,832	3,978,522
Compass Minerals International, Inc.	78,444	5,321,641
Reliance Steel & Aluminum Co.	166,741	10,152,860
Royal Gold, Inc.	151,955	7,046,153
Steel Dynamics, Inc.	563,539	10,250,774
United States Steel Corp.	340,450	3,104,904
Worthington Industries, Inc.	107,670	3,349,614
Total		50,010,969
Paper & Forest Products 0.3%
Domtar Corp.	146,286	5,147,805
Louisiana-Pacific Corp.(a)	332,497	5,283,377
Total		10,431,182
Total Materials		215,120,098

Common Stocks (continued)

Issuer	Shares	Value ($)
TELECOMMUNICATION SERVICES 0.2%
Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	219,825	5,873,724
Total Telecommunication Services		5,873,724
UTILITIES 5.6%
Electric Utilities 1.9%
Cleco Corp.	140,769	6,462,705
Great Plains Energy, Inc.	358,746	10,525,608
Hawaiian Electric Industries, Inc.	250,106	7,343,112
IDACORP, Inc.	117,169	8,314,312
OGE Energy Corp.	464,808	11,564,423
PNM Resources, Inc.	185,390	5,917,649
Westar Energy, Inc.	328,961	14,296,645
Total		64,424,454
Gas Utilities 2.0%
Atmos Energy Corp.	236,257	16,398,598
National Fuel Gas Co.	196,985	8,998,275
ONE Gas, Inc.	121,390	7,038,192
Questar Corp.	406,952	10,080,201
UGI Corp.	401,361	14,834,303
WGL Holdings, Inc.	115,985	7,909,017
Total		65,258,586
Independent Power and Renewable Electricity Producers —%
Talen Energy Corp.(a)	149,550	951,138
Multi-Utilities 1.3%
Alliant Energy Corp.	263,838	17,927,792
Black Hills Corp.	119,112	6,671,463
MDU Resources Group, Inc.	454,476	8,276,008
Vectren Corp.	192,490	8,762,145
Total		41,637,408
Water Utilities 0.4%
Aqua America, Inc.	410,628	12,552,898
Total Utilities		184,824,484
Total Common Stocks (Cost: $2,491,431,465)		3,249,719,728

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Money Market Funds 1.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(d)(e)	43,938,078	43,938,078
Total Money Market Funds (Cost: $43,938,078)		43,938,078
Total Investments (Cost: $2,535,369,543)		3,293,657,806
Other Assets & Liabilities, Net		(5,946,587)
Net Assets		3,287,711,219

At February 29, 2016, cash totaling $2,505,800 was pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at February 29, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P MID 400 EMINI	287	USD	38,248,490	03/2016	1,590,695	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2016, the value of these securities amounted to $14,387,759, which represents 0.44% of net assets.

(c)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at February 29, 2016 was $14,387,759, which represents 0.44% of net assets. Information concerning such security holdings at February 29, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
Sirona Dental Systems, Inc	01/28/2014 – 12/18/2015	9,818,220

(d)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	152,697,480	668,329,821	(777,089,223)	43,938,078	123,947	43,938,078

Currency Legend

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA MID CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	443,228,552	—	—	443,228,552
Consumer Staples	136,187,244	—	—	136,187,244
Energy	83,792,036	—	—	83,792,036
Financials	824,161,005	—	—	824,161,005
Health Care	302,053,933	14,387,759	—	316,441,692
Industrials	497,467,167	—	—	497,467,167
Information Technology	542,623,726	—	—	542,623,726
Materials	215,120,098	—	—	215,120,098
Telecommunication Services	5,873,724	—	—	5,873,724
Utilities	184,824,484	—	—	184,824,484
Total Common Stocks	3,235,331,969	14,387,759	—	3,249,719,728
Money Market Funds	—	43,938,078	—	43,938,078
Total Investments	3,235,331,969	58,325,837	—	3,293,657,806
Derivatives
Assets
Futures Contracts	1,590,695	—	—	1,590,695
Total	3,236,922,664	58,325,837	—	3,295,248,501

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	164,136,259	164,136,259	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA MID CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,491,431,465)	$3,249,719,728
Affiliated issuers (identified cost $43,938,078)	43,938,078
Total investments (identified cost $2,535,369,543)	3,293,657,806
Margin deposits	2,505,800
Receivable for:
Capital shares sold	4,052,573
Dividends	3,828,626
Expense reimbursement due from Investment Manager	50,184
Prepaid expenses	7,058
Total assets	3,304,102,047
Liabilities
Payable for:
Investments purchased	9,078,694
Capital shares purchased	5,952,656
Variation margin	190,865
Investment management fees	54,179
Distribution and/or service fees	21,488
Transfer agent fees	795,344
Compensation of board members	155,943
Other expenses	141,659
Total liabilities	16,390,828
Net assets applicable to outstanding capital stock	$3,287,711,219
Represented by
Paid-in capital	$2,498,478,318
Undistributed net investment income	4,259,907
Accumulated net realized gain	25,094,036
Unrealized appreciation (depreciation) on:
Investments	758,288,263
Futures contracts	1,590,695
Total — representing net assets applicable to outstanding capital stock	$3,287,711,219

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA MID CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$1,044,589,278
Shares outstanding	78,937,082
Net asset value per share	$13.23
Class I
Net assets	$2,220
Shares outstanding	168
Net asset value per share(a)	$13.18
Class R5
Net assets	$506,523,913
Shares outstanding	37,786,000
Net asset value per share	$13.41
Class Z
Net assets	$1,736,595,808
Shares outstanding	131,756,460
Net asset value per share	$13.18

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA MID CAP INDEX FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$55,706,737
Dividends — affiliated issuers	123,947
Total income	55,830,684
Expenses:
Investment management fees	7,489,663
Distribution and/or service fees
Class A	2,731,824
Transfer agent fees
Class A	2,160,211
Class R5	279,922
Class Z	4,138,930
Compensation of board members	47,727
Custodian fees	33,672
Printing and postage fees	226,259
Registration fees	73,234
Licensing fees	38,665
Audit fees	22,573
Legal fees	33,396
Other	64,147
Total expenses	17,340,223
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(7,142,608)
Expense reductions	(40)
Total net expenses	10,197,575
Net investment income	45,633,109
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	295,980,522
Futures contracts	2,863,359
Net realized gain	298,843,881
Net change in unrealized appreciation (depreciation) on:
Investments	(720,623,625)
Futures contracts	(7,436,410)
Net change in unrealized depreciation	(728,060,035)
Net realized and unrealized loss	(429,216,154)
Net decrease in net assets from operations	$(383,583,045)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA MID CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment income	$45,633,109	$43,285,418
Net realized gain	298,843,881	218,031,306
Net change in unrealized appreciation (depreciation)	(728,060,035)	134,915,978
Net increase (decrease) in net assets resulting from operations	(383,583,045)	396,232,702
Distributions to shareholders
Net investment income
Class A	(11,243,225)	(9,156,888)
Class I	(33)	(32)
Class R5	(6,792,873)	(6,127,850)
Class Z	(25,652,868)	(25,711,214)
Net realized gains
Class A	(86,200,291)	(50,942,346)
Class I	(202)	(134)
Class R5	(41,996,525)	(26,657,902)
Class Z	(158,976,963)	(113,684,264)
Total distributions to shareholders	(330,862,980)	(232,280,630)
Increase in net assets from capital stock activity	16,359,375	50,278,566
Total increase (decrease) in net assets	(698,086,650)	214,230,638
Net assets at beginning of year	3,985,797,869	3,771,567,231
Net assets at end of year	$3,287,711,219	$3,985,797,869
Undistributed net investment income	$4,259,907	$5,292,897

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA MID CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	29,361,311	443,419,905	26,601,530	414,514,294
Distributions reinvested	5,833,995	85,872,449	3,521,634	54,632,712
Redemptions	(22,381,594)	(334,361,897)	(26,683,853)	(414,105,072)
Net increase	12,813,712	194,930,457	3,439,311	55,041,934
Class I shares
Redemptions	—	—	(77)	(1,200)
Net decrease	—	—	(77)	(1,200)
Class R5 shares
Subscriptions	10,559,099	162,018,968	15,239,143	238,997,893
Distributions reinvested	3,122,828	46,630,426	2,021,342	31,714,967
Redemptions	(13,784,226)	(217,324,973)	(11,613,335)	(183,705,443)
Net increase (decrease)	(102,299)	(8,675,579)	5,647,150	87,007,417
Class Z shares
Subscriptions	23,600,376	355,125,145	26,769,888	415,239,640
Distributions reinvested	8,157,308	119,822,427	5,677,573	87,759,915
Redemptions	(42,937,803)	(644,843,075)	(38,271,520)	(594,769,140)
Net decrease	(11,180,119)	(169,895,503)	(5,824,059)	(91,769,585)
Total net increase	1,531,294	16,359,375	3,262,325	50,278,566

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA MID CAP INDEX FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.14		$15.49		$12.82		$11.92		$12.33
Income from investment operations:
Net investment income	0.16		0.15		0.14		0.14		0.10
Net realized and unrealized gain (loss)	(1.71)		1.44		3.14		1.45		0.10
Total from investment operations	(1.55)		1.59		3.28		1.59		0.20
Less distributions to shareholders:
Net investment income	(0.16)		(0.14)		(0.11)		(0.15)		(0.09)
Net realized gains	(1.20)		(0.80)		(0.50)		(0.54)		(0.52)
Total distributions to shareholders	(1.36)		(0.94)		(0.61)		(0.69)		(0.61)
Net asset value, end of period	$13.23		$16.14		$15.49		$12.82		$11.92
Total return	(10.37%)		10.58%		26.04%		14.03%		2.12%
Ratios to average net assets(a)
Total gross expenses	0.66%		0.66%		0.66%		0.66%		0.66%
Total net expenses(b)	0.45	%(c)	0.45	%(c)	0.45	%(c)	0.45	%(c)	0.45	%(c)
Net investment income	1.05%		0.96%		0.95%		1.18%		0.83%
Supplemental data
Net assets, end of period (in thousands)	$1,044,589		$1,067,529		$970,805		$592,450		$470,550
Portfolio turnover	20%		13%		14%		20%		15%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA MID CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,			Year Ended February 29,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$16.09	$15.43	$12.77	$11.88	$12.29
Income from investment operations:
Net investment income	0.20	0.19	0.17	0.17	0.12
Net realized and unrealized gain (loss)	(1.71)	1.45	3.14	1.44	0.11
Total from investment operations	(1.51)	1.64	3.31	1.61	0.23
Less distributions to shareholders:
Net investment income	(0.20)	(0.18)	(0.15)	(0.18)	(0.12)
Net realized gains	(1.20)	(0.80)	(0.50)	(0.54)	(0.52)
Total distributions to shareholders	(1.40)	(0.98)	(0.65)	(0.72)	(0.64)
Net asset value, end of period	$13.18	$16.09	$15.43	$12.77	$11.88
Total return	(10.16%)	11.00%	26.36%	14.34%	2.40%
Ratios to average net assets(a)
Total gross expenses	0.21%	0.20%	0.21%	0.24%	0.20%
Total net expenses(b)	0.20%	0.20%	0.20%	0.15%	0.19%
Net investment income	1.29%	1.21%	1.21%	1.48%	1.08%
Supplemental data
Net assets, end of period (in thousands)	$2	$3	$4	$3	$3
Portfolio turnover	20%	13%	14%	20%	15%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA MID CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$16.34	$15.66	$12.95	$11.81
Income from investment operations:
Net investment income	0.20	0.19	0.17	0.07
Net realized and unrealized gain (loss)	(1.73)	1.47	3.19	1.57
Total from investment operations	(1.53)	1.66	3.36	1.64
Less distributions to shareholders:
Net investment income	(0.20)	(0.18)	(0.15)	(0.16)
Net realized gains	(1.20)	(0.80)	(0.50)	(0.34)
Total distributions to shareholders	(1.40)	(0.98)	(0.65)	(0.50)
Net asset value, end of period	$13.41	$16.34	$15.66	$12.95
Total return	(10.14%)	10.92%	26.38%	14.34%
Ratios to average net assets(b)
Total gross expenses	0.26%	0.26%	0.27%	0.21	%(c)
Total net expenses(d)	0.20%	0.20%	0.20%	0.16	%(c)
Net investment income	1.29%	1.21%	1.16%	1.82	%(c)
Supplemental data
Net assets, end of period (in thousands)	$506,524	$618,948	$504,850	$3
Portfolio turnover	20%	13%	14%	20%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA MID CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.09		$15.43		$12.78		$11.88		$12.29
Income from investment operations:
Net investment income	0.20		0.19		0.17		0.16		0.12
Net realized and unrealized gain (loss)	(1.71)		1.45		3.13		1.45		0.11
Total from investment operations	(1.51)		1.64		3.30		1.61		0.23
Less distributions to shareholders:
Net investment income	(0.20)		(0.18)		(0.15)		(0.17)		(0.12)
Net realized gains	(1.20)		(0.80)		(0.50)		(0.54)		(0.52)
Total distributions to shareholders	(1.40)		(0.98)		(0.65)		(0.71)		(0.64)
Net asset value, end of period	$13.18		$16.09		$15.43		$12.78		$11.88
Total return	(10.18%)		10.95%		26.25%		14.35%		2.39%
Ratios to average net assets(a)
Total gross expenses	0.41%		0.41%		0.41%		0.41%		0.41%
Total net expenses(b)	0.20	%(c)	0.20	%(c)	0.20	%(c)	0.20	%(c)	0.20	%(c)
Net investment income	1.29%		1.20%		1.21%		1.39%		1.07%
Supplemental data
Net assets, end of period (in thousands)	$1,736,596		$2,299,318		$2,295,909		$2,014,694		$2,517,203
Portfolio turnover	20%		13%		14%		20%		15%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class I, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Annual Report 2016
26

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and

Annual Report 2016
27

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	1,590,695	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Annual Report 2016
28

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	2,863,359
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(7,436,410)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	89,952,715

*Based on the ending quarterly outstanding amounts for the year ended February 29, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2016
29

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement.

For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,355,862, and the administrative services fee paid to the Investment Manager was $1,355,862.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $7,347.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of

Annual Report 2016
30

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $40.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual Through June 30, 2016
Class A	0.45%
Class I	0.20
Class R5	0.20
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale

Annual Report 2016
31

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

losses, Trustees' deferred compensation, distribution reclassifications, derivative investments, earnings and profits distributed to shareholders on the redemption of shares, and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(2,977,100)
Accumulated net realized gain	(29,947,402)
Paid-in capital	32,924,502

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended,	February 29, 2016	February 28, 2015
Ordinary income	$45,481,359	$48,145,426
Long-term capital gains	285,381,621	184,135,204
Total	$330,862,980	$232,280,630

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,411,700
Undistributed long-term capital gains	44,819,966
Net unrealized appreciation	740,153,028

At February 29, 2016, the cost of investments for federal income tax purposes was $2,553,504,778 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,048,679,792
Unrealized depreciation	(308,526,764)
Net unrealized appreciation	$740,153,028

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $742,670,318 and $887,860,389, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

Annual Report 2016
32

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

The Fund had no borrowings during the year ended February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, one unaffiliated shareholder of record owned 22.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of

Annual Report 2016
33

COLUMBIA MID CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
34

COLUMBIA MID CAP INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Mid Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Index Fund (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
35

COLUMBIA MID CAP INDEX FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	95.93%
Dividends Received Deduction	94.88%
Capital Gain Dividend	$308,581,894

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
36

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
37

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
38

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
39

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
40

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
41

COLUMBIA MID CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
42

COLUMBIA MID CAP INDEX FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia Mid Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN196_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA OVERSEAS VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack, featuring straightforward insight on current investment opportunities

■  White papers that delve deep into a variety of investment topics

■  Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  Youtube.com/CTInvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA OVERSEAS VALUE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	22
Notes to Financial Statements	32
Report of Independent Registered Public Accounting Firm	43
Federal Income Tax Information	44
Trustees and Officers	45
Important Information About This Report	51

Annual Report 2016

COLUMBIA OVERSEAS VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Overseas Value Fund (the Fund) Class A shares returned -11.95% excluding sales charges for the 12-month period that ended February 29, 2016.

■  In a difficult period for stock markets around the world, the Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), which returned -19.82% for the same period.

■  Stock selection across countries and sectors generally accounted for the Fund's performance advantage relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	Life
Class A*	02/28/13
Excluding sales charges		-11.95	0.98	-1.11
Including sales charges		-17.04	-0.21	-1.85
Class B*	02/28/13
Excluding sales charges		-12.66	0.22	-1.86
Including sales charges		-16.97	-0.16	-1.86
Class C*	02/28/13
Excluding sales charges		-12.66	0.22	-1.86
Including sales charges		-13.52	0.22	-1.86
Class I*	03/31/11	-11.57	1.50	-0.58
Class K*	02/28/13	-11.80	1.06	-1.08
Class R4*	07/01/15	-11.83	1.33	-0.68
Class R5*	07/01/15	-11.81	1.33	-0.68
Class W*	03/31/11	-11.97	1.10	-0.86
Class Y*	07/01/15	-11.74	1.35	-0.67
Class Z	03/31/08	-11.87	1.32	-0.69
MSCI EAFE Value Index (Net)		-19.82	-1.12	-1.65

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/ appended-performance for more information.

The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA OVERSEAS VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 31, 2008 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA OVERSEAS VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At February 29, 2016, approximately 44% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -11.95% excluding sales charges. In a difficult period for stock markets around the world, the Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), which returned -19.82% for the same period. Stock selection across countries and sectors heavily weighted in the portfolio generally accounted for the Fund's performance advantage relative to the benchmark.

Market Concerns Weighed on Global Stock Markets

Equity markets in developed countries outside the United States began the 12-month period with modestly positive performance against a favorable backdrop of improving growth across Europe and Japan. Oil's dramatic price decline, which began in the second half of 2014, provided a boost to importing countries and weaker currencies helped the export segment of the market. These tailwinds were more than sufficient to overcome concerns about Greek solvency, civil war in the Ukraine and unrest in the Middle East. However, international markets began a sharp, volatile and sustained drop midway through the period as tensions in Greece continued, commodity prices plummeted and slow global growth drove investor uncertainty. Many sovereign bonds traded at negative yields, an aberration that was considered symptomatic of deep underlying instability in the global financial system. Despite a brief rally in the fourth quarter of 2015, international equities finished the period down sharply as the weight of these concerns dampened market sentiment. Of the 21 developed markets in the MSCI EAFE Index (Net), only Denmark and Israel posted modest positive returns, as measured in U.S. dollars. International growth stocks held up better during the period, finishing down only about half as much as international value stocks, in large part because the value segment has more exposure to consumer staples stocks, which lagged, and less exposure to financials, which performed strongly.

Contributors and Detractors

Security selection was especially strong in the United Kingdom and Japan, which together constitute nearly half of the Fund's benchmark, as well as in a number of European countries that collectively account for an additional 20% of the benchmark. Stock selection was decidedly positive in nine of 10 economic sectors. From a sector perspective, top contributors included information technology, financials, consumer discretionary, industrials and telecommunication services. Top-performing securities during the period included Paysafe, a U.K.-based online

Portfolio Management

Fred Copper, CFA

Daisuke Nomoto, CMA (SAAJ)

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
Royal Dutch Shell PLC, Class B (United Kingdom)	3.9
Sanofi (France)	2.4
Allianz SE, Registered Shares (Germany)	2.1
AXA SA (France)	2.1
HSBC Holdings PLC (United Kingdom)	2.0
BNP Paribas SA (France)	2.0
ING Groep NV-CVA (Netherlands)	1.9
Paysafe Group PLC (United Kingdom)	1.7
Daiichikosho Co., Ltd. (Japan)	1.7
Iberdrola SA (Spain)	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

Annual Report 2016
5

COLUMBIA OVERSEAS VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at February 29, 2016)
Australia	1.6
Belgium	1.2
China	1.7
Denmark	0.8
France	10.8
Germany	5.5
Hong Kong	1.0
Ireland	1.1
Israel	1.3
Italy	2.2
Japan	24.6
Netherlands	3.0
Norway	5.8
Pakistan	0.7
Portugal	0.0	(a)
Singapore	1.4
South Korea	1.8
Spain	4.5
Sweden	3.3
Switzerland	5.3
United Kingdom	18.0
United States(b)	4.4
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds and Exchange-Traded Funds.

payment processing and money transfer provider that rose based on the successful acquisition of a digital payments business, strong results and solid growth forecasts; Bezeq Israel Telecommunication Corp., a Tel Aviv-based telecommunications services provider that was rewarded by investors primarily for strong dividend growth; and Daiichikosho, a Tokyo-based provider of commercial karaoke equipment, which rose strongly after forecasting an increased dividend. All three stocks were held by the Fund at period end, although we modestly trimmed position sizes in keeping with our risk-management process.

Holdings in the United States, France and Singapore detracted from results, with the most significant disappointments in health care, utilities and consumer staples. Country and sector exposures reflect the Fund's bottom-up stock selection process more so than readily identifiable country- or sector-wide themes. Key individual detractors included Casino Guichard Perrachon, Plus500 and BHP Billiton. Casino Guichard Perrachon, a global food retailer based in France, fell as investors questioned its deleveraging plan and future growth prospects in various emerging markets. We maintained our conviction in the company and increased Fund exposure to the stock. Late in the period and after the stock had dropped as the result of operational issues, the Fund established a position in Plus500, an Israel-based online trading platform operating primarily in the United Kingdom. We maintained a small position in Plus500 based on our belief that the company had adequately addressed its issues. BHP Billiton, a London-based mining company, fell in concert with the global downturn in commodities, including copper and iron ore. We maintained our conviction in the company and increased exposure to the stock.

Fund Positioning at Period's End

Although certain stocks may be categorized as growth based on commonly accepted metrics, we believe it is possible to find these stocks at times when they are attractively priced. Even though the Fund benefited from this strategic aspect of our investment process, it maintained its categorization as a value portfolio by external evaluators, such as Morningstar. In terms of positioning, the Fund ended the period with slightly more exposure to energy, materials and technology stocks.

Annual Report 2016
6

COLUMBIA OVERSEAS VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	12.4
Consumer Staples	4.2
Energy	9.7
Financials	32.0
Health Care	10.3
Industrials	8.6
Information Technology	7.7
Materials	4.9
Telecommunication Services	6.8
Utilities	3.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
7

COLUMBIA OVERSEAS VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	908.80	1,017.60	6.93	7.32	1.46
Class B	1,000.00	1,000.00	904.80	1,013.87	10.47	11.07	2.21
Class C	1,000.00	1,000.00	904.80	1,013.87	10.47	11.07	2.21
Class I	1,000.00	1,000.00	910.60	1,020.19	4.47	4.72	0.94
Class K	1,000.00	1,000.00	909.30	1,018.70	5.89	6.22	1.24
Class R4	1,000.00	1,000.00	909.20	1,018.85	5.74	6.07	1.21
Class R5	1,000.00	1,000.00	909.40	1,019.69	4.94	5.22	1.04
Class W	1,000.00	1,000.00	907.60	1,017.60	6.92	7.32	1.46
Class Y	1,000.00	1,000.00	909.00	1,020.24	4.41	4.67	0.93
Class Z	1,000.00	1,000.00	908.50	1,018.85	5.74	6.07	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
8

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 98.5%

Issuer	Shares	Value ($)
AUSTRALIA 1.6%
Macquarie Group Ltd.	73,156	3,342,130
National Australia Bank Ltd.	340,340	5,853,933
Total		9,196,063
BELGIUM 1.2%
KBC Groep NV	131,862	6,982,859
CHINA 1.7%
58.Com, Inc., ADR(a)	72,081	3,820,293
Tencent Holdings Ltd.	320,500	5,864,357
Total		9,684,650
DENMARK 0.8%
Novo Nordisk A/S, Class B	86,983	4,478,291
FRANCE 10.8%
Aperam SA(a)	173,400	5,889,688
AXA SA	526,619	11,578,530
BNP Paribas SA	237,170	11,060,911
Casino Guichard Perrachon SA	82,749	3,725,520
CNP Assurances	203,910	3,015,524
Sanofi	172,871	13,698,004
Total SA	95,342	4,273,273
VINCI SA	108,063	7,464,052
Total		60,705,502
GERMANY 5.5%
Allianz SE, Registered Shares	80,154	11,889,011
BASF SE	55,744	3,614,330
Continental AG	27,732	5,519,704
Duerr AG	76,039	4,496,378
Freenet AG	120,646	3,584,342
RWE AG	182,787	2,071,274
Total		31,175,039
HONG KONG 1.0%
CK Hutchison Holdings Ltd.	489,500	5,901,837
IRELAND 1.1%
Amarin Corp. PLC, ADR(a)	627,752	916,518
Smurfit Kappa Group PLC	217,672	5,020,620
Total		5,937,138

Common Stocks (continued)

Issuer	Shares	Value ($)
ISRAEL 1.3%
Bezeq Israeli Telecommunication Corp., Ltd. (The)	3,316,785	7,435,802
ITALY 2.2%
Ei Towers SpA	145,627	8,041,121
Esprinet SpA	469,655	4,222,695
Total		12,263,816
JAPAN 24.7%
Alps Electric Co., Ltd.	125,400	2,057,881
Aozora Bank Ltd.	1,102,000	3,590,353
CyberAgent, Inc.	158,500	6,504,777
CYBERDYNE, Inc.(a)	73,900	1,263,634
Daiichikosho Co., Ltd.	233,200	9,753,493
Eisai Co., Ltd.	50,600	3,118,843
Fuji Heavy Industries Ltd.	217,300	7,109,368
Hoya Corp.	138,600	5,008,559
Invincible Investment Corp.	4,950	3,254,950
ITOCHU Corp.	556,800	6,564,228
KDDI Corp.	308,100	7,871,339
Keyence Corp.	9,000	4,651,583
LaSalle Logiport REIT(a)	3,800	3,538,646
Mitsubishi UFJ Financial Group, Inc.	1,782,800	7,693,333
Nakanishi, Inc.	119,400	4,146,489
Nihon M&A Center, Inc.	113,900	5,390,202
Nippon Telegraph & Telephone Corp.	196,500	8,321,248
Nishi-Nippon City Bank Ltd. (The)	1,724,000	3,115,138
ORIX Corp.	616,700	8,073,165
Relo Holdings, Inc.	37,200	4,559,857
Shinmaywa Industries Ltd.	859,000	6,084,420
Sony Corp.	177,700	3,734,279
Sumitomo Mitsui Financial Group, Inc.	188,800	5,297,763
Takuma Co., Ltd.	113,355	990,422
Tanseisha Co., Ltd.	575,050	3,413,347
Tokio Marine Holdings, Inc.	109,300	3,810,418
Toyota Motor Corp.	84,500	4,405,627
Tsuruha Holdings, Inc.	66,200	5,598,565
Total		138,921,927

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
NETHERLANDS 3.0%
ING Groep NV-CVA	913,178	10,886,306
Koninklijke Ahold NV	275,280	6,027,914
Total		16,914,220
NORWAY 5.8%
Atea ASA	472,392	4,117,833
BW LPG Ltd.	1,423,821	9,241,791
Kongsberg Automotive ASA(a)	10,052,789	8,016,818
Leroy Seafood Group ASA	73,465	3,086,390
Spectrum ASA	300,423	845,776
Tanker Investments Ltd.(a)	735,799	7,139,453
Total		32,448,061
PAKISTAN 0.7%
DG Khan Cement Co., Ltd.	2,656,000	3,967,217
PORTUGAL —%
Banco Espirito Santo SA, Registered Shares(a)(b)(c)	2,753,345	89,857
SINGAPORE 1.4%
DBS Group Holdings Ltd.	835,700	8,049,069
SOUTH KOREA 1.8%
GS Home Shopping, Inc.	18,820	2,796,359
Hyundai Home Shopping Network Corp.	45,717	4,697,622
LF Corp.	127,816	2,586,409
Total		10,080,390
SPAIN 4.5%
Banco Santander SA	869,928	3,518,851
Cellnex Telecom SAU	304,533	4,866,818
Endesa SA	403,841	7,278,875
Iberdrola SA	1,499,353	9,659,147
Total		25,323,691
SWEDEN 3.4%
Hemfosa Fastigheter AB	473,905	5,242,107
Nordea Bank AB	917,174	9,122,386
Saab AB, Class B	140,854	4,502,875
Total		18,867,368
SWITZERLAND 5.3%
Autoneum Holding AG	35,957	7,724,228

Common Stocks (continued)

Issuer	Shares	Value ($)
Baloise Holding AG, Registered Shares	30,186	3,797,066
Nestlé SA, Registered Shares	67,399	4,713,278
UBS AG	205,341	3,136,993
Wizz Air Holdings PLC(a)	185,333	4,695,160
Zurich Insurance Group AG	26,390	5,589,692
Total		29,656,417
UNITED KINGDOM 18.0%
AstraZeneca PLC	98,814	5,618,237
Aviva PLC	935,654	5,677,174
BHP Billiton PLC	653,776	6,576,011
BP PLC	680,290	3,301,581
Crest Nicholson Holdings PLC	744,808	5,782,465
DCC PLC	44,944	3,512,419
GlaxoSmithKline PLC	288,818	5,597,312
GW Pharmaceuticals PLC ADR(a)	22,172	911,269
HSBC Holdings PLC	1,772,056	11,269,103
Intermediate Capital Group PLC	911,251	7,292,631
John Wood Group PLC	819,251	7,082,955
Paysafe Group PLC(a)	1,779,537	9,787,684
Plus500 Ltd.	202,731	1,690,916
Royal Dutch Shell PLC, Class B	957,157	21,732,792
Vodafone Group PLC	1,875,865	5,689,312
Total		101,521,861
UNITED STATES 2.7%
Aerie Pharmaceuticals, Inc.(a)	40,265	678,063
Alexion Pharmaceuticals, Inc.(a)	6,149	865,779
Alkermes PLC(a)	17,465	563,596
Arrowhead Research Corp.(a)	112,935	440,447
BioMarin Pharmaceutical, Inc.(a)	9,794	801,835
Bluebird Bio, Inc.(a)	21,131	976,675
Flex Pharma, Inc.(a)	146,944	1,091,794
Incyte Corp.(a)	6,853	503,696
Insmed, Inc.(a)	34,504	421,984
Novavax, Inc.(a)	171,115	746,061
PTC Therapeutics, Inc.(a)	73,889	589,634
Puma Biotechnology, Inc.(a)	9,640	431,679
Quotient Ltd.(a)	264,283	1,987,408
Stillwater Mining Co.(a)	287,967	2,416,043
TESARO, Inc.(a)	15,127	612,038

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Ultragenyx Pharmaceutical, Inc.(a)	16,080	980,719
Vertex Pharmaceuticals, Inc.(a)	9,005	769,837
Total		14,877,288
Total Common Stocks (Cost: $614,274,507)		554,478,363

Exchange-Traded Funds 0.9%

	Shares	Value ($)
iShares MSCI EAFE ETF	103,589	5,552,370
Total Exchange-Traded Funds (Cost: $5,697,144)		5,552,370

Money Market Funds 0.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(d)(e)	4,231,249	4,231,249
Total Money Market Funds (Cost: $4,231,249)		4,231,249
Total Investments (Cost: $624,202,900)		564,261,982
Other Assets & Liabilities, Net		(1,388,400)
Net Assets		562,873,582

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 29, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	04/20/2016	15,144,000	DKK	2,237,024	USD	24,703	—
Morgan Stanley	04/20/2016	8,771,000	ILS	2,248,532	USD	—	(2,221)
Morgan Stanley	04/20/2016	996,119,000	JPY	8,838,866	USD	—	(9,635)
Morgan Stanley	04/20/2016	11,806,608,000	KRW	9,517,452	USD	4,194	—
Morgan Stanley	04/20/2016	238,853,000	NOK	27,582,589	USD	144,826	—
Morgan Stanley	04/20/2016	28,512,000	SEK	3,348,307	USD	11,696	—
Morgan Stanley	04/20/2016	27,043,872	USD	37,657,000	AUD	—	(228,179)
Morgan Stanley	04/20/2016	7,231,106	USD	7,171,000	CHF	—	(31,156)
Morgan Stanley	04/20/2016	10,066,407	USD	9,133,000	EUR	—	(115,844)
Morgan Stanley	04/20/2016	24,099,925	USD	17,267,000	GBP	—	(62,545)
Total						185,419	(449,580)

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at February 29, 2016 was $89,857, which represents 0.02% of net assets. Information concerning such security holdings at February 29, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
Banco Espirito Santo SA, Registered Shares	07/02/2014 – 07/29/2014	2,268,800

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2016, the value of these securities amounted to $89,857, which represents 0.02% of net assets.

(d)  The rate shown is the seven-day current annualized yield at February 29, 2016.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Notes to Portfolio of Investments (continued)

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,840,282	217,647,421	(215,256,454)	4,231,249	6,522	4,231,249

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

ILS    Israeli Shekel

JPY  Japanese Yen

KRW  Korean Won

NOK  Norwegian Krone

SEK  Swedish Krona

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	9,196,063	—	9,196,063
Belgium	—	6,982,859	—	6,982,859
China	3,820,293	5,864,357	—	9,684,650
Denmark	—	4,478,291	—	4,478,291
France	—	60,705,502	—	60,705,502
Germany	—	31,175,039	—	31,175,039
Hong Kong	—	5,901,837	—	5,901,837
Ireland	916,518	5,020,620	—	5,937,138
Israel	—	7,435,802	—	7,435,802
Italy	—	12,263,816	—	12,263,816
Japan	—	138,921,927	—	138,921,927
Netherlands	—	16,914,220	—	16,914,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Norway	—	32,448,061	—	32,448,061
Pakistan	—	3,967,217	—	3,967,217
Portugal	—	—	89,857	89,857
Singapore	—	8,049,069	—	8,049,069
South Korea	—	10,080,390	—	10,080,390
Spain	—	25,323,691	—	25,323,691
Sweden	—	18,867,368	—	18,867,368
Switzerland	—	29,656,417	—	29,656,417
United Kingdom	911,269	100,610,592	—	101,521,861
United States	14,877,288	—	—	14,877,288
Total Common Stocks	20,525,368	533,863,138	89,857	554,478,363
Exchange-Traded Funds	5,552,370	—	—	5,552,370
Money Market Funds	—	4,231,249	—	4,231,249
Total Investments	26,077,738	538,094,387	89,857	564,261,982
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	185,419	—	185,419
Liabilities
Forward Foreign Currency Exchange Contracts	—	(449,580)	—	(449,580)
Total	26,077,738	537,830,226	89,857	563,997,821

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	1,840,282	1,840,282	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA OVERSEAS VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, discount rates observed in the market for similar assets as well as the movement in certain foreign or domestic market indices. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $619,971,651)	$560,030,733
Affiliated issuers (identified cost $4,231,249)	4,231,249
Total investments (identified cost $624,202,900)	564,261,982
Unrealized appreciation on forward foreign currency exchange contracts	185,419
Receivable for:
Investments sold	2,196,250
Capital shares sold	217,727
Dividends	1,123,103
Foreign tax reclaims	643,226
Expense reimbursement due from Investment Manager	28
Prepaid expenses	2,150
Other assets	13,117
Total assets	568,643,002
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	449,580
Payable for:
Investments purchased	4,591,023
Capital shares purchased	419,645
Foreign capital gains taxes deferred	31,142
Investment management fees	39,938
Distribution and/or service fees	6,791
Transfer agent fees	59,504
Plan administration fees	29
Compensation of board members	67,094
Other expenses	104,674
Total liabilities	5,769,420
Net assets applicable to outstanding capital stock	$562,873,582
Represented by
Paid-in capital	$962,557,413
Excess of distributions over net investment income	(4,123,425)
Accumulated net realized loss	(335,189,086)
Unrealized appreciation (depreciation) on:
Investments	(59,940,918)
Foreign currency translations	(135,099)
Forward foreign currency exchange contracts	(264,161)
Foreign capital gains tax	(31,142)
Total — representing net assets applicable to outstanding capital stock	$562,873,582

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$171,630,082
Shares outstanding	23,021,942
Net asset value per share	$7.46
Maximum offering price per share(a)	$7.92
Class B
Net assets	$1,812,245
Shares outstanding	243,680
Net asset value per share	$7.44
Class C
Net assets	$5,344,885
Shares outstanding	718,539
Net asset value per share	$7.44
Class I
Net assets	$247,603,285
Shares outstanding	33,192,941
Net asset value per share	$7.46
Class K
Net assets	$131,422
Shares outstanding	17,622
Net asset value per share	$7.46
Class R4
Net assets	$1,425,206
Shares outstanding	191,737
Net asset value per share	$7.43
Class R5
Net assets	$768,485
Shares outstanding	103,535
Net asset value per share	$7.42
Class W
Net assets	$130,495,711
Shares outstanding	17,518,747
Net asset value per share	$7.45
Class Y
Net assets	$2,114
Shares outstanding	285
Net asset value per share	$7.42
Class Z
Net assets	$3,660,147
Shares outstanding	490,608
Net asset value per share	$7.46

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$24,437,653
Dividends — affiliated issuers	6,522
Interest	6,514
Foreign taxes withheld	(2,291,885)
Total income	22,158,804
Expenses:
Investment management fees	5,573,069
Distribution and/or service fees
Class A	467,676
Class B	33,634
Class C	49,013
Class W	425,451
Transfer agent fees
Class A	476,672
Class B	8,459
Class C	12,543
Class K	77
Class R4(a)	1,120
Class R5(a)	56
Class W	431,021
Class Z	2,620
Plan administration fees
Class K	386
Compensation of board members	13,992
Custodian fees	121,915
Printing and postage fees	109,372
Registration fees	117,455
Audit fees	57,575
Legal fees	10,431
Other	38,148
Total expenses	7,950,685
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(288)
Expense reductions	(15)
Total net expenses	7,950,382
Net investment income	14,208,422
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,394,166
Foreign currency translations	(297,441)
Forward foreign currency exchange contracts	(2,398,014)
Options contracts written	17,304
Net realized gain	10,716,015
Net change in unrealized appreciation (depreciation) on:
Investments	(99,136,968)
Foreign currency translations	(46,721)
Forward foreign currency exchange contracts	(1,216,729)
Foreign capital gains tax	(31,142)
Net change in unrealized depreciation	(100,431,560)
Net realized and unrealized loss	(89,715,545)
Net decrease in net assets from operations	$(75,507,123)

(a) Based on operations from July 1, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016(a)	Year Ended February 28, 2015
Operations
Net investment income	$14,208,422	$18,611,021
Net realized gain (loss)	10,716,015	(13,101,793)
Net change in unrealized depreciation	(100,431,560)	(25,761,711)
Net decrease in net assets resulting from operations	(75,507,123)	(20,252,483)
Distributions to shareholders
Net investment income
Class A	(3,740,850)	(5,698,627)
Class B	(32,177)	(132,919)
Class C	(67,143)	(100,677)
Class I	(6,770,139)	(9,764,213)
Class K	(3,203)	(5,333)
Class R4	(29,712)	—
Class R5	(816)	—
Class W	(2,993,331)	(7,425,696)
Class Y	(59)	—
Class Z	(21,828)	(18,234)
Tax return of capital
Class A	—	(100,747)
Class B	—	(3,557)
Class C	—	(2,345)
Class I	—	(134,338)
Class K	—	(87)
Class W	—	(136,497)
Class Z	—	(198)
Total distributions to shareholders	(13,659,258)	(23,523,468)
Increase (decrease) in net assets from capital stock activity	(41,105,126)	101,019,321
Total increase (decrease) in net assets	(130,271,507)	57,243,370
Net assets at beginning of year	693,145,089	635,901,719
Net assets at end of year	$562,873,582	$693,145,089
Excess of distributions over net investment income	$(4,123,425)	$(3,439,252)

(a) Class R4, Class R5 and Class Y shares are based on operations from July 1, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016(a)		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	3,790,938	31,807,308	1,411,964	12,400,765
Distributions reinvested	453,091	3,710,818	700,883	5,738,989
Redemptions	(2,975,794)	(25,255,394)	(4,189,888)	(36,618,448)
Net increase (decrease)	1,268,235	10,262,732	(2,077,041)	(18,478,694)
Class B shares
Subscriptions	7,874	69,877	10,775	96,521
Distributions reinvested	3,919	32,098	16,564	135,736
Redemptions(b)	(370,193)	(3,192,153)	(477,844)	(4,152,745)
Net decrease	(358,400)	(3,090,178)	(450,505)	(3,920,488)
Class C shares
Subscriptions	266,426	2,206,740	64,689	562,368
Distributions reinvested	8,152	66,763	12,588	102,840
Redemptions	(88,173)	(734,379)	(72,751)	(635,372)
Net increase	186,405	1,539,124	4,526	29,836
Class I shares
Subscriptions	5,642,116	49,720,056	23,599,773	209,476,876
Distributions reinvested	826,628	6,770,080	1,211,428	9,898,464
Redemptions	(6,338,087)	(53,983,372)	(2,480,943)	(22,188,673)
Net increase	130,657	2,506,764	22,330,258	197,186,667
Class K shares
Distributions reinvested	385	3,149	652	5,340
Redemptions	(2,620)	(23,294)	(2,230)	(20,293)
Net decrease	(2,235)	(20,145)	(1,578)	(14,953)
Class R4 shares
Subscriptions	191,673	1,595,352	—	—
Distributions reinvested	3,635	29,659	—	—
Redemptions	(3,571)	(29,045)	—	—
Net increase	191,737	1,595,966	—	—
Class R5 shares
Subscriptions	108,351	839,697	—	—
Distributions reinvested	93	759	—	—
Redemptions	(4,909)	(40,553)	—	—
Net increase	103,535	799,903	—	—
Class W shares
Subscriptions	2,511,043	21,430,038	4,944,942	43,705,233
Distributions reinvested	365,480	2,993,284	923,496	7,562,121
Redemptions	(9,504,321)	(82,708,561)	(14,729,279)	(125,331,403)
Net decrease	(6,627,798)	(58,285,239)	(8,860,841)	(74,064,049)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA OVERSEAS VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016(a)		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Y shares
Subscriptions	285	2,500	—	—
Net increase	285	2,500	—	—
Class Z shares
Subscriptions	719,734	5,693,388	67,306	593,280
Distributions reinvested	2,648	21,716	1,363	11,141
Redemptions	(271,017)	(2,131,657)	(38,970)	(323,419)
Net increase	451,365	3,583,447	29,699	281,002
Total net increase (decrease)	(4,656,214)	(41,105,126)	10,974,518	101,019,321

(a) Class R4, Class R5 and Class Y shares are based on operations from July 1, 2015 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,
Class A	2016		2015		2014(a)
Per share data
Net asset value, beginning of period	$8.65		$9.20		$7.65
Income from investment operations:
Net investment income	0.16		0.20		0.19
Net realized and unrealized gain (loss)	(1.18)		(0.49)		1.49
Total from investment operations	(1.02)		(0.29)		1.68
Less distributions to shareholders:
Net investment income	(0.17)		(0.26)		(0.13)
Tax return of capital	—		(0.00	)(b)	—
Total distributions to shareholders	(0.17)		(0.26)		(0.13)
Net asset value, end of period	$7.46		$8.65		$9.20
Total return	(11.95%)		(2.92%)		22.10%
Ratios to average net assets(c)
Total gross expenses	1.44%		1.40%		1.71%
Total net expenses(d)	1.44	%(e)	1.40	%(e)	1.41	%(e)
Net investment income	1.93%		2.32%		2.22%
Supplemental data
Net assets, end of period (in thousands)	$171,630		$188,171		$219,133
Portfolio turnover	68%		74%		63%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class B	2016		2015		2014(a)
Per share data
Net asset value, beginning of period	$8.64		$9.18		$7.65
Income from investment operations:
Net investment income	0.14		0.15		0.14
Net realized and unrealized gain (loss)	(1.22)		(0.49)		1.47
Total from investment operations	(1.08)		(0.34)		1.61
Less distributions to shareholders:
Net investment income	(0.12)		(0.20)		(0.08)
Tax return of capital	—		(0.00	)(b)	—
Total distributions to shareholders	(0.12)		(0.20)		(0.08)
Net asset value, end of period	$7.44		$8.64		$9.18
Total return	(12.66%)		(3.60%)		21.13%
Ratios to average net assets(c)
Total gross expenses	2.18%		2.15%		2.47%
Total net expenses(d)	2.18	%(e)	2.15	%(e)	2.16	%(e)
Net investment income	1.67%		1.74%		1.66%
Supplemental data
Net assets, end of period (in thousands)	$1,812		$5,202		$9,662
Portfolio turnover	68%		74%		63%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class C	2016		2015		2014(a)
Per share data
Net asset value, beginning of period	$8.64		$9.18		$7.65
Income from investment operations:
Net investment income	0.09		0.13		0.12
Net realized and unrealized gain (loss)	(1.17)		(0.47)		1.49
Total from investment operations	(1.08)		(0.34)		1.61
Less distributions to shareholders:
Net investment income	(0.12)		(0.20)		(0.08)
Tax return of capital	—		(0.00	)(b)	—
Total distributions to shareholders	(0.12)		(0.20)		(0.08)
Net asset value, end of period	$7.44		$8.64		$9.18
Total return	(12.66%)		(3.60%)		21.13%
Ratios to average net assets(c)
Total gross expenses	2.19%		2.16%		2.46%
Total net expenses(d)	2.19	%(e)	2.16	%(e)	2.16	%(e)
Net investment income	1.08%		1.54%		1.46%
Supplemental data
Net assets, end of period (in thousands)	$5,345		$4,597		$4,843
Portfolio turnover	68%		74%		63%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,				Year Ended February 29,
Class I	2016	2015		2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$8.65	$9.20		$7.65	$7.22	$7.87
Income from investment operations:
Net investment income	0.21	0.24		0.20	0.20	0.22
Net realized and unrealized gain (loss)	(1.19)	(0.48)		1.51	0.40	(0.62)
Total from investment operations	(0.98)	(0.24)		1.71	0.60	(0.40)
Less distributions to shareholders:
Net investment income	(0.21)	(0.31)		(0.16)	(0.17)	(0.25)
Tax return of capital	—	(0.00	)(b)	—	—	—
Total distributions to shareholders	(0.21)	(0.31)		(0.16)	(0.17)	(0.25)
Net asset value, end of period	$7.46	$8.65		$9.20	$7.65	$7.22
Total return	(11.57%)	(2.43%)		22.55%	8.49%	(4.55%)
Ratios to average net assets(c)
Total gross expenses	0.93%	0.92%		1.04%	1.33%	1.76	%(d)
Total net expenses(e)	0.93%	0.92%		0.98%	1.07%	0.84	%(d)
Net investment income	2.42%	2.73%		2.36%	2.78%	3.37	%(d)
Supplemental data
Net assets, end of period (in thousands)	$247,603	$285,957		$98,706	$26,514	$28,376
Portfolio turnover	68%	74%		63%	46%	96%

Notes to Financial Highlights

(a)  Based on operations from March 31, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,
Class K	2016	2015		2014(a)
Per share data
Net asset value, beginning of period	$8.65	$9.20		$7.65
Income from investment operations:
Net investment income	0.19	0.22		0.20
Net realized and unrealized gain (loss)	(1.19)	(0.49)		1.49
Total from investment operations	(1.00)	(0.27)		1.69
Less distributions to shareholders:
Net investment income	(0.19)	(0.28)		(0.14)
Tax return of capital	—	(0.00	)(b)	—
Total distributions to shareholders	(0.19)	(0.28)		(0.14)
Net asset value, end of period	$7.46	$8.65		$9.20
Total return	(11.80%)	(2.73%)		22.25%
Ratios to average net assets(c)
Total gross expenses	1.23%	1.22%		1.33%
Total net expenses(d)	1.23%	1.22%		1.26%
Net investment income	2.26%	2.49%		2.39%
Supplemental data
Net assets, end of period (in thousands)	$131	$172		$197
Portfolio turnover	68%	74%		63%

Notes to Financial Highlights

(a)  Based on operations from February 28, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

Class R4	Year Ended February 29, 2016(a)
Per share data
Net asset value, beginning of period	$8.78
Income from investment operations:
Net investment income	0.01
Net realized and unrealized loss	(1.17)
Total from investment operations	(1.16)
Less distributions to shareholders:
Net investment income	(0.19)
Total distributions to shareholders	(0.19)
Net asset value, end of period	$7.43
Total return	(13.43%)
Ratios to average net assets(b)
Total gross expenses	1.23	%(c)
Total net expenses(d)	1.21	%(c)(e)
Net investment income	0.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$1,425
Portfolio turnover	68%

Notes to Financial Highlights

(a)  Based on operations from July 1, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended February 29, 2016(a)
Per share data
Net asset value, beginning of period	$8.78
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(1.18)
Total from investment operations	(1.16)
Less distributions to shareholders:
Net investment income	(0.20)
Total distributions to shareholders	(0.20)
Net asset value, end of period	$7.42
Total return	(13.41%)
Ratios to average net assets(b)
Total gross expenses	1.04	%(c)
Total net expenses(d)	1.04	%(c)
Net investment income	0.45	%(c)
Supplemental data
Net assets, end of period (in thousands)	$768
Portfolio turnover	68%

Notes to Financial Highlights

(a)  Based on operations from July 1, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,					Year Ended February 29,
Class W	2016		2015		2014		2013	2012(a)
Per share data
Net asset value, beginning of period	$8.64		$9.19		$7.65		$7.22	$7.87
Income from investment operations:
Net investment income	0.19		0.21		0.19		0.17	0.22
Net realized and unrealized gain (loss)	(1.21)		(0.50)		1.48		0.42	(0.64)
Total from investment operations	(1.02)		(0.29)		1.67		0.59	(0.42)
Less distributions to shareholders:
Net investment income	(0.17)		(0.26)		(0.13)		(0.16)	(0.23)
Tax return of capital	—		(0.00	)(b)	—		—	—
Total distributions to shareholders	(0.17)		(0.26)		(0.13)		(0.16)	(0.23)
Net asset value, end of period	$7.45		$8.64		$9.19		$7.65	$7.22
Total return	(11.97%)		(2.93%)		21.97%		8.24%	(4.81%)
Ratios to average net assets(c)
Total gross expenses	1.44%		1.40%		1.63%		1.58%	2.09	%(d)
Total net expenses(e)	1.44	%(f)	1.40	%(f)	1.41	%(f)	1.33%	1.12	%(d)
Net investment income	2.17%		2.41%		2.21%		2.46%	3.24	%(d)
Supplemental data
Net assets, end of period (in thousands)	$130,496		$208,707		$303,273		$2	$2
Portfolio turnover	68%		74%		63%		46%	96%

Notes to Financial Highlights

(a)  Based on operations from March 31, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

Class Y	Year Ended February 29, 2016(a)
Per share data
Net asset value, beginning of period	$8.78
Income from investment operations:
Net investment income	0.07
Net realized and unrealized loss	(1.22)
Total from investment operations	(1.15)
Less distributions to shareholders:
Net investment income	(0.21)
Total distributions to shareholders	(0.21)
Net asset value, end of period	$7.42
Total return	(13.34%)
Ratios to average net assets(b)
Total gross expenses	0.92	%(c)
Total net expenses(d)	0.92	%(c)
Net investment income	1.26	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	68%

Notes to Financial Highlights

(a)  Based on operations from July 1, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA OVERSEAS VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,					Year Ended February 29,	Year Ended February 28,
Class Z	2016		2015		2014		2013	2012	2011
Per share data
Net asset value, beginning of period	$8.66		$9.20		$7.66		$7.23	$8.00	$6.98
Income from investment operations:
Net investment income	0.10		0.23		0.40		0.19	0.32	0.16
Net realized and unrealized gain (loss)	(1.11)		(0.48)		1.29		0.41	(0.85)	1.01
Total from investment operations	(1.01)		(0.25)		1.69		0.60	(0.53)	1.17
Less distributions to shareholders:
Net investment income	(0.19)		(0.29)		(0.15)		(0.17)	(0.24)	(0.15)
Tax return of capital	—		(0.00	)(a)	—		—	—	—
Total distributions to shareholders	(0.19)		(0.29)		(0.15)		(0.17)	(0.24)	(0.15)
Net asset value, end of period	$7.46		$8.66		$9.20		$7.66	$7.23	$8.00
Total return	(11.87%)		(2.56%)		22.19%		8.45%	(6.17%)	17.06%
Ratios to average net assets(b)
Total gross expenses	1.22%		1.16%		1.52%		1.32%	1.87%	3.65%
Total net expenses(c)	1.20	%(d)	1.16	%(d)	1.21	%(d)	1.07%	0.98%	1.15	%(d)
Net investment income	1.25%		2.64%		4.97%		2.72%	3.80%	2.18%
Supplemental data
Net assets, end of period (in thousands)	$3,660		$340		$88		$2,680	$2,521	$8,690
Portfolio turnover	68%		74%		63%		46%	96%	48%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
31

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R4, Class R5, Class W, Class Y and Class Z shares. Effective March 1, 2016, the Fund also offers Class R shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus. Class R shares commenced operations on March 1, 2016.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus. Class R4 shares commenced operations on July 1, 2015.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on July 1, 2015.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus. Class Y shares commenced operations on July 1, 2015.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report 2016
32

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Annual Report 2016
33

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Annual Report 2016
34

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases

Annual Report 2016
35

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended February 29, 2016 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at February 28, 2015	—	—
Opened	184	17,304
Expired	(184)	(17,304)
Balance at February 29, 2016	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	185,419
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	449,580

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Options Contracts Written ($)	Total ($)
Equity risk	—	17,304	17,304
Foreign exchange risk	(2,398,014)	—	(2,398,014)
Total	(2,398,014)	17,304	(2,380,710)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(1,216,729)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2016:

Derivative Instrument	Average Market Value ($)*
Options contracts — Written	(220)
Derivative Instrument	Average Unrealized Appreciation ($)**	Average Unrealized Depreciation ($)**
Forward foreign currency exchange contracts	738,371	(1,343,054)

*Based on the ending daily outstanding amounts for the year ended February 29, 2016.

**Based on the ending quarterly outstanding amounts for the year ended February 29, 2016.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2016:

Morgan Stanley ($)
Assets
Forward foreign currency exchange contracts	185,419
Liabilities
Forward foreign currency exchange contracts	449,580
Total Financial and Derivative Net Assets	(264,161)
Total collateral received (pledged)(a)	—
Net Amount(b)	(264,161)

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Annual Report 2016
36

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and

Annual Report 2016
37

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.67% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.86% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,812,605, and the administrative services fee paid to the Investment Manager was $183,269.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $2,313.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for

Annual Report 2016
38

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.25
Class C	0.26
Class K	0.05
Class R4*	0.27
Class R5*	0.05
Class W	0.25
Class Z	0.27

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $15.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $181,629 for Class A, $892 for Class B and $412 for Class C for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below) so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	Contractual Expense Cap July 1, 2015 through June 30, 2015	Contractual Expense Cap Prior to July 1, 2015
Class A	1.46%	1.55%
Class B	2.21	2.30
Class C	2.21	2.30

Annual Report 2016
39

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

	Contractual Expense Cap July 1, 2015 through June 30, 2015	Contractual Expense Cap Prior to July 1, 2015
Class I	1.03%	1.12%
Class K	1.33	1.42
Class R4	1.21	—
Class R5	1.08	—
Class W	1.46	1.55
Class Y	1.03	—
Class Z	1.21	1.30

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Prior to July 1, 2015, the Fund's expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the annual rates of 1.49% for Class A, 2.24% for Class B, 2.24% for Class C, 1.06% for Class I, 1.36% for Class K, 1.49% for Class W and 1.24% for Class Z.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, former PFIC holdings, late-year ordinary losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(1,233,337)
Accumulated net realized loss	1,233,335
Paid-in capital	2

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28, 2015
Ordinary income	$13,659,258	$23,145,699

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	$(328,626,373)
Net unrealized depreciation	(69,166,325)

At February 29, 2016, the cost of investments for federal income tax purposes was $633,428,307 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$36,674,842
Unrealized depreciation	(105,841,167)
Net unrealized depreciation	$(69,166,325)

The following capital loss carryforwards, determined at February 29, 2016, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	321,237,467
2018	3,000,399
No expiration — short-term	4,382,871
No expiration — long-term	5,636
Total	328,626,373

Annual Report 2016
40

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended February 29, 2016, $13,920,652 of capital loss carryforward was utilized and $1,238,180 was permanently lost.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat late-year ordinary losses of $1,683,796 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $435,966,897 and $477,526,446, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015,

Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, affiliated shareholders of record owned 96.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that

Annual Report 2016
41

COLUMBIA OVERSEAS VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of

1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
42

COLUMBIA OVERSEAS VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Overseas Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Overseas Value Fund (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
43

COLUMBIA OVERSEAS VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	100%
Foreign Taxes Paid	$1,637,024
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$24,296,358
Foreign Source Income Per Share	$0.32

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016
44

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
45

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
46

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
47

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
48

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
49

COLUMBIA OVERSEAS VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
50

COLUMBIA OVERSEAS VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
51

Columbia Overseas Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN208_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA SMALL CAP INDEX FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack, featuring straightforward insight on current investment opportunities

■  White papers that delve deep into a variety of investment topics

■  Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  Youtube.com/CTInvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	22
Statement of Operations	24
Statement of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	43
Federal Income Tax Information	44
Trustees and Officers	45
Important Information About This Report	51

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small Cap Index Fund (the Fund) Class A shares returned -9.67% for the 12-month period that ended February 29, 2016.

■  The Fund closely tracked its benchmark, the unmanaged S&P SmallCap 600 Index, which returned -9.10% for the same period.

■  Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the performance differential between the Fund and the Index.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/96	-9.67	8.80	6.25
Class B*	03/07/11
Excluding sales charges		-10.34	7.99	5.45
Including sales charges		-14.42	7.69	5.45
Class I*	11/16/11	-9.43	9.06	6.37
Class K*	03/07/11	-9.68	8.80	6.24
Class R5*	11/08/12	-9.46	8.99	6.34
Class W*	06/25/14	-9.65	8.81	6.25
Class Z	10/15/96	-9.44	9.07	6.51
S&P SmallCap 600 Index		-9.10	9.33	6.66

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 Index is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -9.67%. The Fund closely tracked its benchmark, the unmanaged S&P SmallCap 600 Index, which returned -9.10% for the same period. Mutual funds, unlike unmanaged indices, incur operating expenses, which accounted for the performance differential between the Fund and the Index.

U.S. Equity Market Experienced a Roller Coaster Year

The U.S. economy topped the rest of the developed world, and the U.S. stock market, as represented by the S&P 500 Index, finished calendar year 2015 in positive territory, though small-cap stocks, as represented by the S&P SmallCap 600 Index, did not perform as well. For the 12 months ended February 29, 2016, the U.S. equity market, across the market capitalization spectrum, declined substantially, providing evidence of the roller coaster year experienced by most investors. Four factors dogged U.S. stocks during the period. One, a further and unexpected decline in commodity prices (making for a fifth consecutive year of negative returns), particularly oil. Two, continued strength in the U.S. dollar. Three, soft economic growth and currency devaluation in China. And four, a Federal Reserve (Fed) that only felt confident enough about the U.S. economy to begin raising interest rates in the waning weeks of December 2015. Twelve months earlier, many expected the Fed to begin tightening monetary policy as early as the first quarter of 2015.

Dissecting U.S. equity market returns further, it is clear that performance was narrowly driven by a handful of stocks. Indeed, just ten stocks accounted for 40% of the total positive contribution to the S&P 500 Index return in calendar year 2015. Even further, the so called "FANG" stocks — Facebook, Amazon.com, Netflix and Google accounted for over 20% of the total positive return in the S&P 500 Index in 2015.

Though overall 2015 will be remembered as one of the most uncertain and turbulent market years, in perspective, it is worth keeping in mind that there were also many important positive economic developments. For example, rising consumer confidence, especially toward the end of the calendar year, drove much of consumer spending for 2015. Also, home prices increased; inflation remained relatively stable; and the job market held steady, with unemployment declining to 5% at year end 2015.

In the first two months of 2016, anxiety about a potential U.S. recession began to subside. Retail sales, existing home sales, the Institute of Supply Management's Purchasing Managers Index, and the employment report all exceeded economists' consensus forecasts. Still, the S&P 500 Index and the S&P SmallCap 600 Index each declined more than 5% in the first two months of 2016, attributable primarily to January 2016 when U.S. equities were embroiled in what was a global rout, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices to less than $30 per barrel. Market sentiment appeared to improve in February 2016, as central banks outside of the U.S. increasingly acknowledged rising economic risks, U.S. economic data improved, and oil prices recovered modestly from their trough point.

Portfolio Management

Christopher Lo, CFA

Vadim Shteyn

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
iShares Core S&P Small-Cap ETF	1.0
Piedmont Natural Gas Co., Inc.	0.8
Heartland Payment Systems, Inc.	0.6
Viasat, Inc.	0.6
ABIOMED, Inc.	0.5
Take-Two Interactive Software, Inc.	0.5
New Jersey Resources Corp.	0.5
Healthcare Realty Trust, Inc.	0.5
Southwest Gas Corp.	0.5
EMCOR Group, Inc.	0.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	97.8
Exchange-Traded Funds	1.0
Money Market Funds	1.2
Rights	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	14.9
Consumer Staples	2.8
Energy	2.2
Financials	23.0
Health Care	12.9
Industrials	16.9
Information Technology	17.0
Materials	4.4
Telecommunication Services	1.2
Utilities	4.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. The Fund's net value will generally decline when the performance of its targeted index declines. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

S&P SmallCap 600 Index Faced Broad-Based Declines

Only three of the ten sectors of the S&P SmallCap 600 Index posted positive returns during the 12 months ended February 29, 2016. In terms of total return, utilities, telecommunication services and consumer staples, each traditionally considered a defensive sector, were the best relative performers. On the basis of impact, which takes weightings and total returns into account, utilities, consumer staples and information technology were the biggest contributors to the Index's return. The top performing industries for the period were household and personal products; utilities; software and services; telecommunications; and food, beverage and tobacco.

Conversely, energy, materials and consumer discretionary, each considered a more cyclical sector, were the weakest performers from a total return perspective. On the basis of impact, energy, industrials and consumer discretionary were the weakest. The worst performing industries for the period were energy; materials; diversified financials; retailing; and transportation.

Top individual contributors within the S&P SmallCap 600 Index included consumer finance company Heartland Payment Systems, natural gas utilities network Piedmont Natural Gas, airline Hawaiian Holdings, internet-based postage provider Stamps.com and biotechnology firm Ligand Pharmaceuticals. Top detractors were footwear manufacturer Wolverine World Wide, agricultural producer Darling Ingredients, specialty chemicals company Chemours, oil and gas exploration and production company Carrizo Oil & Gas and hotel real estate investment trust DiamondRock Hospitality.

As always, each sector and stock in the S&P SmallCap 600 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Index Additions and Deletions Drove Portfolio Changes

During the period, there were 76 additions and 74 deletions to the Index and the Fund's portfolio. Among those stocks added were Republic Airways, C&J Energy Services, Walker & Dunlop, Supernus Pharmaceuticals, Asbury Automotive Group, Northfield Bancorp, REX American Resources, Barnes & Noble Education, TimkenSteel, US Physical Therapy, Inogen, Tumi Holdings, Atwood Oceanics, WWE and Rent-A-Center.

Deletions included Arch Coal, Aeropostale, Buffalo Wild Wings, Casey's General Stores, Comstock Resources, Curtiss-Wright, ION Geophysical, Manhattan Associates, Montpelier Re Holdings, The Men's Wearhouse, Bank of the Ozarks, Post Properties, Wausau Paper, Entropic Communications and Jack in the Box.

We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P SmallCap 600 Index. As the Fund seeks to closely approximate the performance of the S&P SmallCap 600 Index, we will continue to match its industry and risk characteristics by investing primarily in the securities that comprise the Index.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	946.60	1,022.63	2.18	2.26	0.45
Class B	1,000.00	1,000.00	943.20	1,018.90	5.80	6.02	1.20
Class I	1,000.00	1,000.00	947.90	1,023.87	0.97	1.01	0.20
Class K	1,000.00	1,000.00	946.40	1,022.63	2.18	2.26	0.45
Class R5	1,000.00	1,000.00	947.60	1,023.87	0.97	1.01	0.20
Class W	1,000.00	1,000.00	946.70	1,022.63	2.18	2.26	0.45
Class Z	1,000.00	1,000.00	947.60	1,023.87	0.97	1.01	0.20

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 14.5%
Auto Components 1.0%
Dorman Products, Inc.(a)	141,665	7,163,999
Drew Industries, Inc.	110,767	6,667,066
Gentherm, Inc.(a)	166,100	6,926,370
Motorcar Parts of America, Inc.(a)	84,020	2,898,690
Standard Motor Products, Inc.	90,439	2,723,118
Superior Industries International, Inc.	106,134	2,096,146
Total		28,475,389
Automobiles 0.1%
Winnebago Industries, Inc.	123,770	2,318,212
Distributors 0.3%
Core-Mark Holding Co., Inc.	105,740	7,785,636
VOXX International Corp.(a)	91,574	365,380
Total		8,151,016
Diversified Consumer Services 0.4%
American Public Education, Inc.(a)	74,614	1,151,294
Capella Education Co.	49,783	2,301,966
Career Education Corp.(a)	311,898	785,983
Regis Corp.(a)	175,740	2,518,354
Strayer Education, Inc.(a)	50,585	2,282,901
Universal Technical Institute, Inc.	96,712	378,144
Total		9,418,642
Hotels, Restaurants & Leisure 3.3%
Belmond Ltd., Class A(a)	405,810	3,729,394
Biglari Holdings, Inc.(a)	4,839	1,784,236
BJ's Restaurants, Inc.(a)	94,802	4,178,872
Bob Evans Farms, Inc.	95,730	4,107,774
Boyd Gaming Corp.(a)	366,753	6,352,162
DineEquity, Inc.	76,931	7,036,879
Interval Leisure Group, Inc.	179,328	2,322,298
Marcus Corp. (The)	86,703	1,619,612
Marriott Vacations Worldwide Corp.	123,967	7,506,202
Monarch Casino & Resort, Inc.(a)	49,075	987,389
Papa John's International, Inc.	132,426	7,700,572
Pinnacle Entertainment, Inc.(a)	279,214	8,072,077
Popeyes Louisiana Kitchen, Inc.(a)	103,080	5,616,829
Red Robin Gourmet Burgers, Inc.(a)	63,884	4,158,848
Ruby Tuesday, Inc.(a)	284,175	1,503,286

Common Stocks (continued)

Issuer	Shares	Value ($)
Ruth's Hospitality Group, Inc.	160,578	2,821,356
Scientific Games Corp., Class A(a)	229,420	1,952,364
Sonic Corp.	228,333	6,706,140
Texas Roadhouse, Inc.	289,578	12,078,298
Total		90,234,588
Household Durables 1.6%
Ethan Allen Interiors, Inc.	119,912	3,421,090
Helen of Troy Ltd.(a)	128,888	12,290,760
Installed Building Products, Inc.(a)	76,250	1,703,425
iRobot Corp.(a)	133,345	4,179,032
La-Z-Boy, Inc.	230,237	5,606,271
M/I Homes, Inc.(a)	113,063	1,986,517
Meritage Homes Corp.(a)	169,211	5,494,281
TopBuild Corp.(a)	172,850	4,663,493
Universal Electronics, Inc.(a)	66,509	3,534,288
Total		42,879,157
Internet & Catalog Retail 0.3%
Blue Nile, Inc.	52,902	1,378,626
FTD Companies, Inc.(a)	84,160	1,956,720
Nutrisystem, Inc.	133,842	2,723,685
PetMed Express, Inc.	92,408	1,524,732
Total		7,583,763
Leisure Products 0.4%
Arctic Cat, Inc.	59,579	1,041,441
Callaway Golf Co.	412,475	3,666,903
Sturm Ruger & Co., Inc.	85,790	6,031,895
Total		10,740,239
Media 0.7%
EW Scripps Co. (The), Class A	244,184	4,214,616
Gannett Co., Inc.	527,670	8,052,244
Harte-Hanks, Inc.	216,340	668,491
Scholastic Corp.	121,980	4,272,959
Sizmek, Inc.(a)	90,923	296,409
World Wrestling Entertainment, Inc., Class A	156,950	2,624,204
Total		20,128,923
Multiline Retail 0.1%
Fred's, Inc., Class A	160,679	2,296,103
Tuesday Morning Corp.(a)	203,322	1,368,357
Total		3,664,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Specialty Retail 4.5%
Asbury Automotive Group, Inc.(a)	116,430	6,799,512
Barnes & Noble Education, Inc.(a)	179,073	1,912,500
Barnes & Noble, Inc.	284,120	2,755,964
Big 5 Sporting Goods Corp.	84,655	1,159,774
Buckle, Inc. (The)	129,121	4,106,048
Caleres, Inc.	200,504	5,682,283
Cato Corp. (The), Class A	119,975	4,343,095
Children's Place, Inc. (The)	93,181	6,349,353
Express, Inc.(a)	329,770	5,681,937
Finish Line, Inc., Class A (The)	205,827	3,750,168
Five Below, Inc.(a)	250,110	9,591,718
Francesca's Holdings Corp.(a)	191,085	3,454,817
Genesco, Inc.(a)	101,332	6,685,885
Group 1 Automotive, Inc.	103,255	5,757,499
Haverty Furniture Companies, Inc.	92,196	1,792,290
Hibbett Sports, Inc.(a)	104,523	3,710,567
Kirkland's, Inc.	72,184	1,031,509
Lithia Motors, Inc., Class A	108,682	10,076,995
Lumber Liquidators Holdings, Inc.(a)	124,248	1,407,730
MarineMax, Inc.(a)	117,219	2,079,465
Monro Muffler Brake, Inc.	146,681	10,028,580
Outerwall, Inc.	79,238	2,471,433
Rent-A-Center, Inc.	243,420	3,108,473
Select Comfort Corp.(a)	232,311	4,158,367
Sonic Automotive, Inc., Class A	147,311	2,821,006
Stage Stores, Inc.	146,872	1,233,725
Stein Mart, Inc.	134,091	993,614
Tailored Brands, Inc.	221,820	3,424,901
Vitamin Shoppe, Inc.(a)	133,583	3,685,555
Zumiez, Inc.(a)	91,738	1,895,307
Total		121,950,070
Textiles, Apparel & Luxury Goods 1.8%
Crocs, Inc.(a)	337,878	3,307,826
G-III Apparel Group Ltd.(a)	183,810	9,695,978
Iconix Brand Group, Inc.(a)	221,981	1,931,235
Movado Group, Inc.	75,163	2,195,511
Oxford Industries, Inc.	66,946	4,862,288
Perry Ellis International, Inc.(a)	54,262	1,002,219
Steven Madden Ltd.(a)	258,342	9,093,638

Common Stocks (continued)

Issuer	Shares	Value ($)
Tumi Holdings, Inc.(a)	258,440	5,104,190
Unifi, Inc.(a)	68,610	1,537,550
Vera Bradley, Inc.(a)	94,230	1,567,045
Wolverine World Wide, Inc.	471,952	8,934,051
Total		49,231,531
Total Consumer Discretionary		394,775,990
CONSUMER STAPLES 2.8%
Food & Staples Retailing 0.3%
Andersons, Inc. (The)	119,559	3,210,159
SpartanNash Co.	172,459	4,734,000
Total		7,944,159
Food Products 1.8%
B&G Foods, Inc.	265,946	9,199,072
Cal-Maine Foods, Inc.	142,316	7,596,828
Calavo Growers, Inc.	67,772	3,629,868
Darling Ingredients, Inc.(a)	755,603	6,807,983
Diamond Foods, Inc.(a)(b)	121,514	4,595,660
J&J Snack Foods Corp.	67,717	7,502,367
Sanderson Farms, Inc.	90,477	8,256,931
Seneca Foods Corp., Class A(a)	27,613	918,408
Total		48,507,117
Household Products 0.4%
Central Garden & Pet Co.(a)	45,340	631,586
Central Garden & Pet Co., Class A(a)	149,862	2,027,633
WD-40 Co.	61,319	6,622,452
Total		9,281,671
Personal Products 0.1%
Inter Parfums, Inc.	78,229	1,979,976
Medifast, Inc.	42,609	1,293,183
Total		3,273,159
Tobacco 0.2%
Universal Corp.	104,200	5,676,816
Total Consumer Staples		74,682,922
ENERGY 2.1%
Energy Equipment & Services 1.2%
Archrock, Inc.	318,550	1,271,014
Atwood Oceanics, Inc.	266,910	1,836,341
Basic Energy Services, Inc.(a)	179,831	314,704

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Bristow Group, Inc.	160,285	2,437,935
CARBO Ceramics, Inc.	89,720	1,793,503
Era Group, Inc.(a)	88,379	814,854
Exterran Corp.(a)	161,250	2,199,450
Geospace Technologies Corp.(a)	60,310	673,663
Gulf Island Fabrication, Inc.	61,427	547,315
Gulfmark Offshore, Inc., Class A(a)	118,030	423,728
Helix Energy Solutions Group, Inc.(a)	452,770	1,765,803
Hornbeck Offshore Services, Inc.(a)	146,349	1,257,138
Matrix Service Co.(a)	121,726	2,238,541
Newpark Resources, Inc.(a)	386,000	1,439,780
Pioneer Energy Services Corp.(a)	295,858	405,325
SEACOR Holdings, Inc.(a)	73,234	3,543,793
Tesco Corp.	178,925	1,295,417
Tetra Technologies, Inc.(a)	368,019	1,854,816
Tidewater, Inc.	215,440	1,238,780
Unit Corp.(a)	231,250	1,239,500
US Silica Holdings, Inc.	244,870	4,699,055
Total		33,290,455
Oil, Gas & Consumable Fuels 0.9%
Bill Barrett Corp.(a)	229,170	655,426
Bonanza Creek Energy, Inc.(a)	187,180	348,155
Carrizo Oil & Gas, Inc.(a)	248,815	5,349,523
Cloud Peak Energy, Inc.(a)	280,594	477,010
Contango Oil & Gas Co.(a)	80,098	482,991
Green Plains, Inc.	163,370	2,221,832
Northern Oil and Gas, Inc.(a)	239,710	800,631
PDC Energy, Inc.(a)	183,867	9,213,575
REX American Resources Corp.(a)	26,420	1,334,210
Rex Energy Corp.(a)	222,430	131,323
Stone Energy Corp.(a)	261,895	405,937
Synergy Resources Corp.(a)	515,630	3,222,688
Total		24,643,301
Total Energy		57,933,756
FINANCIALS 22.5%
Banks 8.1%
Ameris Bancorp	118,150	3,188,869
Banner Corp.	93,343	3,706,651
BBCN Bancorp, Inc.	364,912	5,221,891

Common Stocks (continued)

Issuer	Shares	Value ($)
Boston Private Financial Holdings, Inc.	383,715	4,052,030
Brookline Bancorp, Inc.	321,904	3,383,211
Cardinal Financial Corp.	147,745	2,845,569
Central Pacific Financial Corp.	143,720	2,864,340
City Holding Co.	70,190	3,093,273
Columbia Banking System, Inc.	264,815	7,634,616
Community Bank System, Inc.	199,450	7,385,634
CVB Financial Corp.	453,744	7,046,644
First BanCorp(a)	532,579	1,427,312
First Commonwealth Financial Corp.	408,072	3,505,338
First Financial Bancorp	282,765	4,741,969
First Financial Bankshares, Inc.	302,632	7,992,511
First Midwest Bancorp, Inc.	357,552	5,971,118
First NBC Bank Holding Co.(a)	72,600	1,711,908
Glacier Bancorp, Inc.	349,007	8,313,347
Hanmi Financial Corp.	146,680	3,055,344
Home Bancshares, Inc.	279,780	11,056,906
Independent Bank Corp.	120,346	5,198,947
LegacyTexas Financial Group, Inc.	201,043	3,568,513
MB Financial, Inc.	317,728	9,697,059
National Penn Bancshares, Inc.	643,576	7,163,001
NBT Bancorp, Inc.	198,570	5,123,106
OFG Bancorp	201,220	1,171,100
Old National Bancorp	525,326	5,862,638
Pinnacle Financial Partners, Inc.	161,153	7,472,665
S&T Bancorp, Inc.	159,687	4,027,306
Simmons First National Corp., Class A	129,092	5,317,299
Southside Bancshares, Inc.	108,242	2,535,028
Sterling Bancorp	547,520	7,889,763
Talmer Bancorp, Inc. Class A	288,150	4,840,920
Texas Capital Bancshares, Inc.(a)	210,289	6,798,643
Tompkins Financial Corp.	56,053	3,165,313
UMB Financial Corp.	192,197	9,438,795
United Bankshares, Inc.	296,928	10,404,357
United Community Banks, Inc.	266,685	4,616,317
Westamerica Bancorporation	117,100	5,268,329
Wilshire Bancorp, Inc.	324,480	3,192,883
Wintrust Financial Corp.	221,861	9,429,093
Total		220,379,556

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 1.5%
Calamos Asset Management, Inc., Class A	79,112	670,079
Evercore Partners, Inc., Class A	181,335	8,462,904
Financial Engines, Inc.	236,588	5,772,747
Greenhill & Co., Inc.	125,100	2,884,806
HFF, Inc., Class A	157,937	3,953,163
Interactive Brokers Group, Inc., Class A	265,800	9,082,386
INTL FCStone, Inc.(a)	70,670	1,804,205
Investment Technology Group, Inc.	154,053	2,822,251
Piper Jaffray Companies(a)	69,668	2,950,440
Virtus Investment Partners, Inc.	31,017	2,847,671
Total		41,250,652
Consumer Finance 0.9%
Cash America International, Inc.	116,570	3,927,243
Encore Capital Group, Inc.(a)	107,815	2,506,699
Enova International, Inc.(a)	122,611	708,691
Ezcorp, Inc., Class A(a)	237,754	689,487
First Cash Financial Services, Inc.	127,543	5,378,488
Green Dot Corp., Class A(a)	215,815	4,458,738
PRA Group, Inc.(a)	221,124	5,395,426
World Acceptance Corp.(a)	38,870	1,427,695
Total		24,492,467
Insurance 2.8%
American Equity Investment Life Holding Co.	374,070	5,087,352
AMERISAFE, Inc.	87,580	4,510,370
eHealth, Inc.(a)	76,458	771,461
Employers Holdings, Inc.	147,146	4,084,773
HCI Group, Inc.	41,460	1,456,904
Horace Mann Educators Corp.	186,697	5,752,135
Infinity Property & Casualty Corp.	51,634	3,860,158
Navigators Group, Inc. (The)(a)	50,256	4,069,731
ProAssurance Corp.	243,766	12,020,101
RLI Corp.	173,136	10,867,747
Safety Insurance Group, Inc.	64,387	3,561,245
Selective Insurance Group, Inc.	262,359	8,810,015
Stewart Information Services Corp.	102,000	3,442,500
United Fire Group, Inc.	96,625	3,895,920
United Insurance Holdings Corp.	81,960	1,599,040
Universal Insurance Holdings, Inc.	148,600	2,900,672
Total		76,690,124

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 7.6%
Acadia Realty Trust	316,602	10,463,696
Agree Realty Corp.	88,845	3,291,707
American Assets Trust, Inc.	180,960	6,711,806
Capstead Mortgage Corp.	439,555	4,268,079
CareTrust REIT, Inc.	220,856	2,515,550
Cedar Realty Trust, Inc.	343,306	2,344,780
Chesapeake Lodging Trust	273,650	6,953,447
Coresite Realty Corp.	140,570	9,061,142
Cousins Properties, Inc.	935,471	8,101,179
DiamondRock Hospitality Co.	920,808	8,195,191
EastGroup Properties, Inc.	147,512	7,999,576
Education Realty Trust, Inc.	279,378	11,077,338
Four Corners Property Trust, Inc.	176,570	2,897,514
Franklin Street Properties Corp.	409,005	3,889,638
Geo Group, Inc. (The)	338,327	9,825,016
Getty Realty Corp.	120,486	2,191,640
Government Properties Income Trust	326,255	4,841,624
Healthcare Realty Trust, Inc.	461,642	13,392,235
Inland Real Estate Corp.	415,234	4,401,480
Kite Realty Group Trust	382,210	10,289,093
Lexington Realty Trust	971,499	7,519,402
LTC Properties, Inc.	163,161	7,250,875
Medical Properties Trust, Inc.	1,090,969	12,622,511
Parkway Properties, Inc.	373,791	5,005,062
Pennsylvania Real Estate Investment Trust	317,384	6,081,078
PS Business Parks, Inc.	89,220	8,191,288
Retail Opportunity Investments Corp.	456,340	8,387,529
Sabra Health Care REIT, Inc.	298,771	5,950,025
Saul Centers, Inc.	52,512	2,572,038
Summit Hotel Properties, Inc.	397,830	4,300,542
Universal Health Realty Income Trust	56,236	2,915,274
Urstadt Biddle Properties, Inc., Class A	121,646	2,404,941
Total		205,912,296
Real Estate Management & Development 0.1%
Forestar Group, Inc.(a)	154,116	1,502,631
RE/MAX Holdings, Inc., Class A	77,250	2,476,635
Total		3,979,266

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 1.5%
Astoria Financial Corp.	416,080	6,195,431
Bank Mutual Corp.	194,046	1,449,524
BofI Holding, Inc.(a)	262,900	4,871,537
Dime Community Bancshares, Inc.	140,304	2,389,377
LendingTree, Inc.(a)	32,640	2,884,397
Northfield Bancorp, Inc.	179,350	2,817,588
Northwest Bancshares, Inc.	466,816	5,877,213
Oritani Financial Corp.	171,988	2,910,037
Provident Financial Services, Inc.	269,951	5,018,389
TrustCo Bank Corp.	436,225	2,517,018
Walker & Dunlop, Inc.(a)	123,380	2,852,546
Total		39,783,057
Total Financials		612,487,418
HEALTH CARE 12.5%
Biotechnology 1.3%
Acorda Therapeutics, Inc.(a)	197,955	6,475,108
AMAG Pharmaceuticals, Inc.(a)	159,470	4,190,872
Emergent Biosolutions, Inc.(a)	139,329	4,713,500
Enanta Pharmaceuticals, Inc.(a)	60,090	1,705,955
Ligand Pharmaceuticals, Inc.(a)	83,180	7,675,850
MiMedx Group, Inc.(a)	454,830	3,743,251
Momenta Pharmaceuticals, Inc.(a)	287,511	2,416,530
Repligen Corp.(a)	151,120	3,888,318
Spectrum Pharmaceuticals, Inc.(a)	271,825	1,228,649
Total		36,038,033
Health Care Equipment & Supplies 4.5%
Abaxis, Inc.	97,949	3,841,560
ABIOMED, Inc.(a)	179,004	14,322,110
Analogic Corp.	56,980	4,272,360
Angiodynamics, Inc.(a)	121,480	1,320,488
Anika Therapeutics, Inc.(a)	67,140	3,030,028
Cantel Medical Corp.	164,135	10,443,910
CONMED Corp.	118,188	4,696,791
CryoLife, Inc.	116,540	1,248,143
Cynosure Inc., Class A(a)	104,246	4,239,685
Greatbatch, Inc.(a)	114,932	4,344,430
Haemonetics Corp.(a)	232,677	7,464,278
ICU Medical, Inc.(a)	65,959	6,061,632

Common Stocks (continued)

Issuer	Shares	Value ($)
Inogen, Inc.(a)	65,810	2,249,386
Integra LifeSciences Holdings Corp.(a)	132,319	8,119,094
Invacare Corp.	137,112	1,660,426
Masimo Corp.(a)	207,610	7,855,962
Meridian Bioscience, Inc.	191,950	3,867,793
Merit Medical Systems, Inc.(a)	202,758	3,813,878
Natus Medical, Inc.(a)	151,470	5,501,390
Neogen Corp.(a)	171,429	8,442,878
NuVasive, Inc.(a)	225,211	9,413,820
SurModics, Inc.(a)	59,379	1,108,012
Vascular Solutions, Inc.(a)	79,560	2,391,574
Zeltiq Aesthetics, Inc.(a)	146,790	3,380,574
Total		123,090,202
Health Care Providers & Services 3.2%
Aceto Corp.	135,330	2,902,828
Adeptus Health, Inc., Class A(a)	54,940	3,127,185
Air Methods Corp.(a)	164,060	5,960,300
Almost Family, Inc.(a)	37,854	1,429,367
Amedisys, Inc.(a)	129,814	4,769,366
AMN Healthcare Services, Inc.(a)	218,770	6,219,631
Chemed Corp.	77,428	9,949,498
Corvel Corp.(a)	46,968	1,948,702
Cross Country Healthcare, Inc.(a)	149,421	1,854,315
Ensign Group, Inc. (The)	218,868	4,488,983
ExamWorks Group, Inc.(a)	182,850	5,320,935
Hanger, Inc.(a)	161,884	403,091
HealthEquity, Inc.(a)	160,110	3,333,490
Healthways, Inc.(a)	143,821	1,514,435
Kindred Healthcare, Inc.	384,375	4,039,781
Landauer, Inc.	43,936	1,277,220
LHC Group, Inc.(a)	59,350	2,114,641
Magellan Health, Inc.(a)	117,316	7,389,148
PharMerica Corp.(a)	139,699	3,228,444
Providence Service Corp. (The)(a)	57,830	2,747,503
Select Medical Holdings Corp.	481,420	4,713,102
Surgical Care Affiliates, Inc.(a)	123,460	5,003,834
U.S. Physical Therapy, Inc.	56,980	2,888,316
Total		86,624,115

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Technology 1.0%
Computer Programs & Systems, Inc.	48,121	2,726,536
HealthStream, Inc.(a)	111,779	2,310,472
HMS Holdings Corp.(a)	394,520	5,195,828
Medidata Solutions, Inc.(a)	253,982	8,762,379
Omnicell, Inc.(a)	162,505	4,447,762
Quality Systems, Inc.	203,803	3,169,137
Total		26,612,114
Life Sciences Tools & Services 0.6%
Affymetrix, Inc.(a)	366,811	5,150,026
Albany Molecular Research, Inc.(a)	123,770	1,824,370
Cambrex Corp.(a)	144,633	5,578,495
Luminex Corp.(a)	175,794	3,283,832
Total		15,836,723
Pharmaceuticals 1.9%
ANI Pharmaceuticals, Inc.(a)	34,780	1,149,827
Depomed, Inc.(a)	277,430	4,239,130
Impax Laboratories, Inc.(a)	304,040	9,939,068
Lannett Co., Inc.(a)	127,340	3,203,874
Medicines Co. (The)(a)	318,547	10,244,471
Nektar Therapeutics(a)	612,140	6,837,604
Phibro Animal Health Corp., Class A	83,030	2,296,610
Prestige Brands Holdings, Inc.(a)	241,948	11,831,257
Sagent Pharmaceuticals, Inc.(a)	109,790	1,556,822
Supernus Pharmaceuticals, Inc.(a)	157,090	1,969,909
Total		53,268,572
Total Health Care		341,469,759
INDUSTRIALS 16.5%
Aerospace & Defense 1.1%
AAR Corp.	151,803	3,231,886
Aerojet Rocketdyne Holdings, Inc.(a)	294,487	4,573,383
Aerovironment, Inc.(a)	94,859	2,360,092
American Science & Engineering, Inc.	32,876	779,490
Cubic Corp.	100,187	3,520,571
Engility Holdings, Inc.(a)	79,196	1,149,134
Moog, Inc., Class A(a)	152,844	6,599,804
National Presto Industries, Inc.	22,257	1,811,720
Taser International, Inc.(a)	246,060	4,768,643
Total		28,794,723

Common Stocks (continued)

Issuer	Shares	Value ($)
Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.(a)	112,985	4,091,187
Echo Global Logistics, Inc.(a)	117,810	3,005,333
Forward Air Corp.	141,429	5,758,989
HUB Group, Inc., Class A(a)	163,747	6,045,539
Total		18,901,048
Airlines 0.9%
Allegiant Travel Co.	60,242	9,872,459
Hawaiian Holdings, Inc.(a)	217,240	9,345,665
Skywest, Inc.	232,799	4,202,022
Total		23,420,146
Building Products 1.6%
AAON, Inc.	186,099	4,615,255
American Woodmark Corp.(a)	62,720	4,283,149
Apogee Enterprises, Inc.	133,440	5,328,259
Gibraltar Industries, Inc.(a)	135,267	3,343,124
Griffon Corp.	174,515	2,593,293
PGT, Inc.(a)	223,170	2,207,151
Quanex Building Products Corp.	155,574	2,678,984
Simpson Manufacturing Co., Inc.	188,236	6,388,730
Trex Co., Inc.(a)	141,670	6,101,727
Universal Forest Products, Inc.	92,350	7,085,092
Total		44,624,764
Commercial Services & Supplies 3.0%
ABM Industries, Inc.	257,688	8,091,403
Brady Corp., Class A	215,776	5,638,227
Brink's Co. (The)	224,240	6,559,020
Essendant, Inc.	171,514	5,054,518
G&K Services, Inc., Class A	91,829	6,088,263
Healthcare Services Group, Inc.	330,116	11,712,516
Interface, Inc.	302,059	4,802,738
Matthews International Corp., Class A	150,830	7,144,817
Mobile Mini, Inc.	205,379	5,902,592
Tetra Tech, Inc.	270,754	7,453,858
U.S. Ecology, Inc.	99,690	3,688,530
Unifirst Corp.	69,972	7,375,748
Viad Corp.	92,372	2,619,670
Total		82,131,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction & Engineering 1.2%
Aegion Corp.(a)	166,258	3,010,932
Comfort Systems U.S.A., Inc.	171,043	4,797,756
Dycom Industries, Inc.(a)	148,994	8,488,188
EMCOR Group, Inc.	287,719	13,197,671
MYR Group, Inc.(a)	94,570	2,121,205
Orion Marine Group, Inc.(a)	125,138	449,246
Total		32,064,998
Electrical Equipment 1.0%
AZZ, Inc.	118,315	5,974,907
Encore Wire Corp.	94,804	3,426,217
EnerSys	203,644	10,459,156
Franklin Electric Co., Inc.	176,506	5,268,704
General Cable Corp.	224,250	1,926,307
Powell Industries, Inc.	40,315	1,067,138
Vicor Corp.(a)	75,639	627,804
Total		28,750,233
Machinery 3.7%
Actuant Corp., Class A	273,814	6,409,986
Albany International Corp., Class A	132,102	4,837,575
Astec Industries, Inc.	86,467	3,755,262
Barnes Group, Inc.	236,720	8,121,863
Briggs & Stratton Corp.	202,864	4,314,917
Chart Industries, Inc.(a)	140,110	2,826,019
CIRCOR International, Inc.	75,622	3,031,686
EnPro Industries, Inc.	100,723	5,225,509
ESCO Technologies, Inc.	118,442	4,227,195
Federal Signal Corp.	285,076	3,381,001
Greenbrier Companies, Inc. (The)	119,370	3,037,967
Harsco Corp.	367,390	1,392,408
Hillenbrand, Inc.	288,265	8,106,012
John Bean Technologies Corp.	133,658	7,030,411
Lindsay Corp.	51,788	3,749,451
Lydall, Inc.(a)	78,168	2,262,964
Mueller Industries, Inc.	262,190	6,874,622
SPX Corp.	187,170	2,206,734
SPX FLOW, Inc.(a)	188,510	3,530,792
Standex International Corp.	58,588	4,126,353
Tennant Co.	81,820	3,807,903

Common Stocks (continued)

Issuer	Shares	Value ($)
Titan International, Inc.	199,990	1,013,949
Watts Water Technologies, Inc., Class A	129,055	6,655,366
Total		99,925,945
Marine 0.3%
Matson, Inc.	199,770	8,008,779
Professional Services 1.7%
CDI Corp.	66,874	326,345
Exponent, Inc.	118,100	5,514,089
Heidrick & Struggles International, Inc.	79,272	1,862,099
Insperity, Inc.	74,772	3,550,922
Kelly Services, Inc., Class A	136,269	2,347,915
Korn/Ferry International	234,877	6,675,204
Navigant Consulting, Inc.(a)	218,252	3,313,065
On Assignment, Inc.(a)	217,972	7,195,256
Resources Connection, Inc.	170,377	2,363,129
TrueBlue, Inc.(a)	192,511	4,418,128
Wageworks, Inc.(a)	164,870	7,941,788
Total		45,507,940
Road & Rail 0.8%
ArcBest Corp.	111,945	2,190,764
Celadon Group, Inc.	127,760	1,146,007
Heartland Express, Inc.	277,326	5,102,798
Knight Transportation, Inc.	282,099	6,835,259
Marten Transport Ltd.	109,510	1,795,964
Roadrunner Transportation Systems, Inc.(a)	138,670	1,616,892
Saia, Inc.(a)	114,510	3,005,888
Total		21,693,572
Trading Companies & Distributors 0.5%
Applied Industrial Technologies, Inc.	180,401	6,945,438
DXP Enterprises, Inc.(a)	58,120	789,851
Kaman Corp.	124,271	5,460,468
Veritiv Corp.(a)	37,430	1,195,514
Total		14,391,271
Total Industrials		448,215,319
INFORMATION TECHNOLOGY 16.6%
Communications Equipment 1.9%
ADTRAN, Inc.	227,330	4,253,344
Bel Fuse, Inc., Class B	40,550	602,168

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Black Box Corp.	70,553	934,827
CalAmp Corp.(a)	167,675	3,065,099
Comtech Telecommunications Corp.	74,067	1,522,077
Digi International, Inc.(a)	116,047	985,239
Harmonic, Inc.(a)	348,706	1,168,165
Ixia(a)	279,191	3,185,569
Lumentum Holdings, Inc.(a)	216,420	5,200,573
NETGEAR, Inc.(a)	144,535	5,710,578
Ruckus Wireless, Inc.(a)	406,820	3,938,018
Viasat, Inc.(a)	204,195	14,908,277
Viavi Solutions, Inc.(a)	1,064,510	6,951,250
Total		52,425,184
Electronic Equipment, Instruments & Components 4.5%
Agilysys, Inc.(a)	69,454	725,794
Anixter International, Inc.(a)	130,061	5,570,513
Badger Meter, Inc.	66,568	4,372,852
Benchmark Electronics, Inc.(a)	231,791	5,018,275
Checkpoint Systems, Inc.	193,393	1,452,382
Coherent, Inc.(a)	110,949	9,386,285
CTS Corp.	149,707	2,164,763
Daktronics, Inc.	177,433	1,254,451
DTS, Inc.(a)	79,188	1,874,380
Electro Scientific Industries, Inc.(a)	126,693	903,321
ePlus, Inc.(a)	26,770	2,010,159
Fabrinet(a)	139,520	3,983,296
FARO Technologies, Inc.(a)	79,796	2,557,462
II-VI, Inc.(a)	241,183	5,293,967
Insight Enterprises, Inc.(a)	170,144	4,440,758
Itron, Inc.(a)	173,840	6,925,786
Littelfuse, Inc.	102,287	11,621,849
Mercury Systems, Inc.(a)	151,429	2,474,350
Methode Electronics, Inc.	176,491	5,042,348
MTS Systems Corp.	68,051	3,739,403
Newport Corp.(a)	176,951	4,029,174
OSI Systems, Inc.(a)	84,137	5,079,351
Park Electrochemical Corp.	92,897	1,321,924
Plexus Corp.(a)	153,294	5,578,369
QLogic Corp.(a)	384,560	4,956,978
Rofin-Sinar Technologies, Inc.(a)	130,089	2,906,188
Rogers Corp.(a)	82,286	4,395,718
Common Stocks (continued)

Issuer	Shares	Value ($)
Sanmina Corp.(a)	359,650	7,408,790
Scansource, Inc.(a)	122,775	4,590,557
TTM Technologies, Inc.(a)	295,573	1,938,959
Total		123,018,402
Internet Software & Services 1.0%
Blucora, Inc.(a)	188,029	1,156,378
DHI Group, Inc.(a)	193,245	1,503,446
Liquidity Services, Inc.(a)	112,110	523,554
LivePerson, Inc.(a)	226,072	1,159,749
LogMeIn, Inc.(a)	114,954	5,851,159
Monster Worldwide, Inc.(a)	418,750	1,247,875
NIC, Inc.	279,925	4,923,881
QuinStreet, Inc.(a)	163,129	484,493
Stamps.com, Inc.(a)	68,530	8,122,861
XO Group, Inc.(a)	108,397	1,547,909
Total		26,521,305
IT Services 2.4%
CACI International, Inc., Class A(a)	111,199	10,744,047
Cardtronics, Inc.(a)	206,008	6,946,590
Ciber, Inc.(a)	327,959	655,918
CSG Systems International, Inc.	149,977	5,693,127
ExlService Holdings, Inc.(a)	151,160	7,118,124
Forrester Research, Inc.	45,570	1,418,138
Heartland Payment Systems, Inc.	168,600	15,767,472
Mantech International Corp., Class A	111,760	3,255,569
Perficient, Inc.(a)	162,023	2,924,515
Sykes Enterprises, Inc.(a)	178,493	5,438,682
TeleTech Holdings, Inc.	75,475	2,090,658
Virtusa Corp.(a)	124,378	4,402,981
Total		66,455,821
Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc.(a)	188,263	5,615,885
Brooks Automation, Inc.	310,289	3,025,318
Cabot Microelectronics Corp.(a)	110,377	4,245,099
Ceva, Inc.(a)	93,775	1,838,928
Cirrus Logic, Inc.(a)	292,170	10,293,149
Cohu, Inc.	113,856	1,299,097
Diodes, Inc.(a)	178,307	3,412,796
DSP Group, Inc.(a)	99,273	856,726
Exar Corp.(a)	222,082	1,185,918

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Kopin Corp.(a)	286,599	547,404
Kulicke & Soffa Industries, Inc.(a)	324,285	3,664,421
MKS Instruments, Inc.	244,296	8,037,338
Monolithic Power Systems, Inc.	166,778	9,849,909
Nanometrics, Inc.(a)	110,950	1,539,986
Power Integrations, Inc.	130,414	5,976,874
Rambus, Inc.(a)	534,550	6,965,186
Rudolph Technologies, Inc.(a)	143,155	1,855,289
Semtech Corp.(a)	297,700	5,703,932
Tessera Technologies, Inc.	220,054	6,487,192
Ultratech, Inc.(a)	121,244	2,458,828
Veeco Instruments, Inc.(a)	187,805	3,483,783
Total		88,343,058
Software 2.7%
Blackbaud, Inc.	211,410	11,951,007
Bottomline Technologies de, Inc.(a)	174,792	4,930,882
Ebix, Inc.	120,818	4,473,890
EPIQ Systems, Inc.	147,985	2,024,435
Interactive Intelligence Group, Inc.(a)	79,635	2,383,476
MicroStrategy, Inc., Class A(a)	42,799	6,885,931
Monotype Imaging Holdings, Inc.	183,051	4,345,631
Progress Software Corp.(a)	230,343	5,809,250
Rovi Corp.(a)	379,100	8,635,898
Synchronoss Technologies, Inc.(a)	182,158	5,102,246
Take-Two Interactive Software, Inc.(a)	388,168	13,970,166
Tangoe, Inc.(a)	171,830	1,390,105
VASCO Data Security International, Inc.(a)	136,193	1,872,654
Total		73,775,571
Technology Hardware, Storage & Peripherals 0.8%
Cray, Inc.(a)	186,210	7,897,166
Electronics for Imaging, Inc.(a)	218,818	8,667,381
Super Micro Computer, Inc.(a)	167,842	5,449,830
Total		22,014,377
Total Information Technology		452,553,718
MATERIALS 4.3%
Chemicals 2.2%
A. Schulman, Inc.	134,383	3,317,916
American Vanguard Corp.	117,711	1,484,336
Balchem Corp.	144,592	9,148,336

Common Stocks (continued)

Issuer	Shares	Value ($)
Calgon Carbon Corp.	236,026	3,309,085
Chemours Co. LLC (The)	830,180	4,258,823
Flotek Industries, Inc.(a)	245,985	1,790,771
FutureFuel Corp.	104,260	1,336,613
H.B. Fuller Co.	231,923	8,926,716
Hawkins, Inc.	43,537	1,392,313
Innophos Holdings, Inc.	88,250	2,557,485
Innospec, Inc.	110,460	4,793,964
Intrepid Potash, Inc.(a)	258,530	255,945
Koppers Holdings, Inc.(a)	94,282	1,653,706
Kraton Performance Polymers, Inc.(a)	140,015	2,404,058
LSB Industries, Inc.(a)	89,985	525,512
Quaker Chemical Corp.	61,033	4,748,978
Rayonier Advanced Materials, Inc.	196,660	1,469,050
Stepan Co.	83,729	4,159,657
Tredegar Corp.	113,928	1,564,231
Total		59,097,495
Construction Materials 0.3%
Headwaters, Inc.(a)	338,983	5,972,880
US Concrete, Inc.(a)	61,170	3,287,888
Total		9,260,768
Containers & Packaging 0.1%
Myers Industries, Inc.	102,309	1,230,777
Metals & Mining 0.8%
AK Steel Holding Corp.(a)	815,805	2,333,202
Century Aluminum Co.(a)	227,294	1,625,152
Haynes International, Inc.	57,094	1,758,495
Kaiser Aluminum Corp.	81,369	6,233,679
Materion Corp.	91,749	2,392,814
Olympic Steel, Inc.	41,894	449,104
Stillwater Mining Co.(a)	555,013	4,656,559
SunCoke Energy, Inc.	293,517	1,388,336
TimkenSteel Corp.	174,330	1,347,571
Total		22,184,912
Paper & Forest Products 0.9%
Boise Cascade Co.(a)	178,090	2,981,227
Clearwater Paper Corp.(a)	81,531	3,315,866
Deltic Timber Corp.	50,170	2,840,625
KapStone Paper and Packaging Corp.	393,198	4,026,348
Neenah Paper, Inc.	76,805	4,651,311

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
PH Glatfelter Co.	199,109	3,657,632
Schweitzer-Mauduit International, Inc.	139,777	4,224,061
Total		25,697,070
Total Materials		117,471,022
TELECOMMUNICATION SERVICES 1.2%
Diversified Telecommunication Services 1.1%
8x8, Inc.(a)	409,560	4,763,183
Atlantic Tele-Network, Inc.	49,364	3,551,246
Cincinnati Bell, Inc.(a)	962,664	3,330,817
Cogent Communications Holdings, Inc.	188,950	6,934,465
Consolidated Communications Holdings, Inc.	231,690	5,419,229
General Communication, Inc., Class A(a)	136,242	2,600,860
Iridium Communications, Inc.(a)	370,200	2,565,486
Lumos Networks Corp.(a)	105,364	1,295,977
Total		30,461,263
Wireless Telecommunication Services 0.1%
Spok Holdings, Inc.	96,329	1,706,950
Total Telecommunication Services		32,168,213
UTILITIES 4.6%
Electric Utilities 0.7%
Allete, Inc.	209,841	11,125,770
El Paso Electric Co.	185,445	7,575,428
Total		18,701,198
Gas Utilities 2.8%
Laclede Group, Inc. (The)	198,847	13,028,455
New Jersey Resources Corp.	393,546	13,624,563
Northwest Natural Gas Co.	125,555	6,263,939
Piedmont Natural Gas Co., Inc.	364,003	21,625,418
South Jersey Industries, Inc.	316,796	8,062,458
Southwest Gas Corp.	217,307	13,255,727
Total		75,860,560

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 0.9%
Avista Corp.	285,804	10,803,391
NorthWestern Corp.	220,952	13,117,921
Total		23,921,312
Water Utilities 0.2%
American States Water Co.	168,474	7,144,982
Total Utilities		125,628,052
Total Common Stocks (Cost: $2,163,165,947)		2,657,386,169

Rights —%

INFORMATION TECHNOLOGY —%
Electronic Equipment, Instruments & Components —%
Gerber Scientific, Inc.(a)(b)(c)(d)	112,391	—
Total Information Technology		—
Total Rights (Cost: $—)		—

Exchange-Traded Funds 1.0%

	Shares	Value ($)
iShares Core S&P Small-Cap ETF	265,010	27,682,945
Total Exchange-Traded Funds (Cost: $28,888,747)		27,682,945

Money Market Funds 1.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(e)(f)	32,806,265	32,806,265
Total Money Market Funds (Cost: $32,806,265)		32,806,265
Total Investments (Cost: $2,224,860,959)		2,717,875,379
Other Assets & Liabilities, Net		6,405,132
Net Assets		2,724,280,511

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Investments in Derivatives

Futures Contracts Outstanding at February 29, 2016

At February 29, 2016, cash totaling $2,003,400 was pledged as collateral.

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
RUSSELL 2000 Mini	329	USD	33,942,930	03/2016	1,255,775	—
RUSSELL 2000 Mini	56	USD	5,777,520	03/2016	41,199	—
Total			39,720,450		1,296,974	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2016, the value of these securities amounted to $4,595,660, which represents 0.17% of net assets.

(c)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at February 29, 2016 was $0. Information concerning such security holdings at February 29, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
Gerber Scientific, Inc.	08/22/2011	—

(d)  Negligible market value.

(e)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	69,923,613	571,047,159	(608,164,507)	32,806,265	121,190	32,806,265

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)		Total ($)
Investments
Common Stocks
Consumer Discretionary	394,775,990	—	—		394,775,990
Consumer Staples	70,087,262	4,595,660	—		74,682,922
Energy	57,933,756	—	—		57,933,756
Financials	612,487,418	—	—		612,487,418
Health Care	341,469,759	—	—		341,469,759
Industrials	448,215,319	—	—		448,215,319
Information Technology	452,553,718	—	—		452,553,718
Materials	117,471,022	—	—		117,471,022
Telecommunication Services	32,168,213	—	—		32,168,213
Utilities	125,628,052	—	—		125,628,052
Total Common Stocks	2,652,790,509	4,595,660	—		2,657,386,169
Rights
Information Technology	—	—	0	(a)	0	(a)
Exchange-Traded Funds	27,682,945	—	—		27,682,945
Money Market Funds	—	32,806,265	—		32,806,265
Total Investments	2,680,473,454	37,401,925	0	(a)	2,717,875,379
Derivatives
Assets
Futures Contracts	1,296,974	—	—		1,296,974
Total	2,681,770,428	37,401,925	—		2,719,172,353

(a) Rounds to zero.

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets were deemed not to be active and not considered publicly available. Fund per share market values and fair values were consequently obtained using observable market inputs rather than quoted prices for identical assets as of period end.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
	73,100,587	73,100,587

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company's restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,192,054,694)	$2,685,069,114
Affiliated issuers (identified cost $32,806,265)	32,806,265
Total investments (identified cost $2,224,860,959)	2,717,875,379
Margin deposits	2,003,400
Receivable for:
Investments sold	12,760,535
Capital shares sold	4,194,877
Dividends	3,531,516
Variation margin	945
Expense reimbursement due from Investment Manager	772
Total assets	2,740,367,424
Liabilities
Payable for:
Investments purchased	12,691,307
Capital shares purchased	3,013,597
Variation margin	142,890
Investment management fees	44,732
Distribution and/or service fees	24,324
Plan administration fees	2,458
Compensation of board members	164,503
Other expenses	3,102
Total liabilities	16,086,913
Net assets applicable to outstanding capital stock	$2,724,280,511
Represented by
Paid-in capital	$2,221,397,469
Undistributed net investment income	2,133,325
Accumulated net realized gain	6,438,323
Unrealized appreciation (depreciation) on:
Investments	493,014,420
Futures contracts	1,296,974
Total — representing net assets applicable to outstanding capital stock	$2,724,280,511

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$1,131,160,349
Shares outstanding	59,369,953
Net asset value per share	$19.05
Class B
Net assets	$2,516,736
Shares outstanding	132,948
Net asset value per share	$18.93
Class I
Net assets	$2,019
Shares outstanding	106
Net asset value per share(a)	$19.07
Class K
Net assets	$11,702,985
Shares outstanding	612,028
Net asset value per share	$19.12
Class R5
Net assets	$208,441,301
Shares outstanding	10,693,946
Net asset value per share	$19.49
Class W
Net assets	$43,728,811
Shares outstanding	2,313,822
Net asset value per share	$18.90
Class Z
Net assets	$1,326,728,310
Shares outstanding	69,315,543
Net asset value per share	$19.14

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$44,588,806
Dividends — affiliated issuers	121,190
Interest	2,401
Foreign taxes withheld	(12,408)
Total income	44,699,989
Expenses:
Investment management fees	6,258,148
Distribution and/or service fees
Class A	3,026,312
Class B	40,893
Class W	146,157
Plan administration fees
Class K	31,100
Compensation of board members	39,954
Other	20,486
Total expenses	9,563,050
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(81,848)
Expense reductions	(2,051)
Total net expenses	9,479,151
Net investment income	35,220,838
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	246,785,104
Futures contracts	1,819,094
Net realized gain	248,604,198
Net change in unrealized appreciation (depreciation) on:
Investments	(572,066,786)
Futures contracts	(4,253,714)
Net change in unrealized depreciation	(576,320,500)
Net realized and unrealized loss	(327,716,302)
Net decrease in net assets from operations	$(292,495,464)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015(a)
Operations
Net investment income	$35,220,838	$30,672,280
Net realized gain	248,604,198	213,369,381
Net change in unrealized depreciation	(576,320,500)	(24,461,526)
Net increase (decrease) in net assets resulting from operations	(292,495,464)	219,580,135
Distributions to shareholders
Net investment income
Class A	(12,398,997)	(9,063,779)
Class B	(9,964)	(7,070)
Class I	(31)	(26)
Class K	(125,103)	(96,665)
Class R5	(2,587,395)	(1,350,713)
Class W	(506,994)	(499,115)
Class Z	(19,485,249)	(17,034,267)
Net realized gains
Class A	(108,254,823)	(83,792,409)
Class B	(332,409)	(492,490)
Class I	(210)	(177)
Class K	(1,092,983)	(902,686)
Class R5	(17,797,232)	(8,689,693)
Class W	(4,733,256)	(2,806,647)
Class Z	(139,562,725)	(118,368,963)
Total distributions to shareholders	(306,887,371)	(243,104,700)
Increase in net assets from capital stock activity	113,334,552	381,211,734
Total increase (decrease) in net assets	(486,048,283)	357,687,169
Net assets at beginning of year	3,210,328,794	2,852,641,625
Net assets at end of year	$2,724,280,511	$3,210,328,794
Undistributed net investment income	$2,133,325	$3,139,742

(a) Class W shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	17,385,035	378,331,308	17,321,688	396,157,532
Distributions reinvested	5,065,997	109,466,238	3,792,241	85,751,001
Redemptions	(15,968,362)	(348,017,505)	(15,535,240)	(354,019,081)
Net increase	6,482,670	139,780,041	5,578,689	127,889,452
Class B shares
Subscriptions	3,190	67,829	6,915	158,500
Distributions reinvested	15,793	342,121	22,120	498,875
Redemptions(b)	(130,607)	(2,839,809)	(188,409)	(4,261,122)
Net decrease	(111,624)	(2,429,859)	(159,374)	(3,603,747)
Class I shares
Redemptions	—	—	(46)	(1,100)
Net decrease	—	—	(46)	(1,100)
Class K shares
Subscriptions	142,643	3,019,258	84,413	1,943,751
Distributions reinvested	56,179	1,217,850	44,044	999,154
Redemptions	(144,117)	(3,098,732)	(112,355)	(2,573,565)
Net increase	54,705	1,138,376	16,102	369,340
Class R5 shares
Subscriptions	6,342,672	142,374,678	4,892,620	113,702,536
Distributions reinvested	872,898	19,240,434	408,553	9,402,196
Redemptions	(3,513,913)	(78,340,702)	(1,631,742)	(37,962,764)
Net increase	3,701,657	83,274,410	3,669,431	85,141,968
Class W shares
Subscriptions	347,732	7,651,202	2,949,425	68,406,217
Distributions reinvested	242,627	5,240,010	148,970	3,305,611
Redemptions	(1,208,069)	(26,156,671)	(166,863)	(3,765,601)
Net increase (decrease)	(617,710)	(13,265,459)	2,931,532	67,946,227
Class Z shares
Subscriptions	13,710,234	300,527,742	17,901,224	410,896,361
Distributions reinvested	4,830,934	105,157,641	3,806,276	86,333,330
Redemptions	(23,015,603)	(500,848,340)	(17,182,275)	(393,760,097)
Net increase (decrease)	(4,474,435)	(95,162,957)	4,525,225	103,469,594
Total net increase	5,035,263	113,334,552	16,561,559	381,211,734

(a) Class W shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$23.29		$23.54		$19.00		$17.75		$18.01
Income from investment operations:
Net investment income	0.22		0.20		0.16		0.24		0.12
Net realized and unrealized gain (loss)	(2.25)		1.40		5.72		2.14		0.66
Total from investment operations	(2.03)		1.60		5.88		2.38		0.78
Less distributions to shareholders:
Net investment income	(0.22)		(0.18)		(0.15)		(0.25)		(0.12)
Net realized gains	(1.99)		(1.67)		(1.19)		(0.88)		(0.92)
Total distributions to shareholders	(2.21)		(1.85)		(1.34)		(1.13)		(1.04)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$19.05		$23.29		$23.54		$19.00		$17.75
Total return	(9.67%)		7.19%		31.63%		14.32%		4.65%
Ratios to average net assets(b)
Total gross expenses	0.45%		0.45%		0.45%		0.45	%(c)	0.45%
Total net expenses(d)	0.45	%(e)	0.45	%(e)	0.45	%(e)	0.45	%(c)(e)	0.45	%(e)
Net investment income	0.99%		0.89%		0.73%		1.37%		0.74%
Supplemental data
Net assets, end of period (in thousands)	$1,131,160		$1,231,774		$1,113,746		$687,934		$570,806
Portfolio turnover	19%		17%		15%		17%		20%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$23.16		$23.44		$18.95		$17.73		$17.82
Income from investment operations:
Net investment income (loss)	0.05		0.02		(0.01)		0.11		0.00	(b)
Net realized and unrealized gain (loss)	(2.23)		1.40		5.70		2.13		0.84
Total from investment operations	(2.18)		1.42		5.69		2.24		0.84
Less distributions to shareholders:
Net investment income	(0.06)		(0.03)		(0.01)		(0.14)		(0.01)
Net realized gains	(1.99)		(1.67)		(1.19)		(0.88)		(0.92)
Total distributions to shareholders	(2.05)		(1.70)		(1.20)		(1.02)		(0.93)
Proceeds from regulatory settlements	—		—		—		—		0.00	(b)
Net asset value, end of period	$18.93		$23.16		$23.44		$18.95		$17.73
Total return	(10.34%)		6.39%		30.64%		13.45%		4.97%
Ratios to average net assets(c)
Total gross expenses	1.20%		1.20%		1.20%		1.20	%(d)	1.20	%(e)
Total net expenses(f)	1.20	%(g)	1.20	%(g)	1.20	%(g)	1.20	%(d)(g)	1.20	%(g)(e)
Net investment income (loss)	0.22%		0.11%		(0.02%)		0.61%		0.01	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2,517		$5,664		$9,469		$11,596		$17,410
Portfolio turnover	19%		17%		15%		17%		20%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,				Year Ended February 29,
Class I	2016	2015	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$23.32	$23.56	$19.01	$17.76		$16.47
Income from investment operations:
Net investment income	0.28	0.27	0.21	0.29		0.05
Net realized and unrealized gain (loss)	(2.25)	1.41	5.73	2.14		1.87
Total from investment operations	(1.97)	1.68	5.94	2.43		1.92
Less distributions to shareholders:
Net investment income	(0.29)	(0.25)	(0.20)	(0.30)		(0.17)
Net realized gains	(1.99)	(1.67)	(1.19)	(0.88)		(0.46)
Total distributions to shareholders	(2.28)	(1.92)	(1.39)	(1.18)		(0.63)
Proceeds from regulatory settlements	—	—	—	—		0.00	(b)
Net asset value, end of period	$19.07	$23.32	$23.56	$19.01		$17.76
Total return	(9.43%)	7.53%	31.97%	14.63%		12.03%
Ratios to average net assets(c)
Total gross expenses	0.20%	0.20%	0.22%	0.18	%(d)	0.17	%(e)
Total net expenses(f)	0.20%	0.20%	0.20%	0.18	%(d)	0.17	%(e)
Net investment income	1.27%	1.17%	0.98%	1.65%		1.09	%(e)
Supplemental data
Net assets, end of period (in thousands)	$2	$2	$4	$3		$3
Portfolio turnover	19%	17%	15%	17%		20%

Notes to Financial Highlights

(a)  Based on operations from November 16, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,				Year Ended February 29,
Class K	2016	2015	2014	2013		2012(a)
Per share data
Net asset value, beginning of period	$23.37	$23.61	$19.05	$17.80		$17.87
Income from investment operations:
Net investment income	0.22	0.20	0.16	0.24		0.13
Net realized and unrealized gain (loss)	(2.26)	1.41	5.74	2.14		0.84
Total from investment operations	(2.04)	1.61	5.90	2.38		0.97
Less distributions to shareholders:
Net investment income	(0.22)	(0.18)	(0.15)	(0.25)		(0.12)
Net realized gains	(1.99)	(1.67)	(1.19)	(0.88)		(0.92)
Total distributions to shareholders	(2.21)	(1.85)	(1.34)	(1.13)		(1.04)
Proceeds from regulatory settlements	—	—	—	—		0.00	(b)
Net asset value, end of period	$19.12	$23.37	$23.61	$19.05		$17.80
Total return	(9.68%)	7.22%	31.65%	14.27%		5.76%
Ratios to average net assets(c)
Total gross expenses	0.45%	0.45%	0.45%	0.45	%(d)	0.45	%(e)
Total net expenses(f)	0.45%	0.45%	0.45%	0.45	%(d)	0.45	%(e)
Net investment income	0.99%	0.88%	0.73%	1.37%		0.76	%(e)
Supplemental data
Net assets, end of period (in thousands)	$11,703	$13,023	$12,781	$9,784		$9,858
Portfolio turnover	19%	17%	15%	17%		20%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$23.78	$23.99	$19.33	$17.47
Income from investment operations:
Net investment income	0.28	0.27	0.23	0.07
Net realized and unrealized gain (loss)	(2.30)	1.43	5.82	2.40
Total from investment operations	(2.02)	1.70	6.05	2.47
Less distributions to shareholders:
Net investment income	(0.28)	(0.24)	(0.20)	(0.30)
Net realized gains	(1.99)	(1.67)	(1.19)	(0.31)
Total distributions to shareholders	(2.27)	(1.91)	(1.39)	(0.61)
Net asset value, end of period	$19.49	$23.78	$23.99	$19.33
Total return	(9.46%)	7.49%	32.01%	14.51%
Ratios to average net assets(b)
Total gross expenses	0.20%	0.20%	0.20%	0.24	%(c)
Total net expenses(d)	0.20%	0.20%	0.20%	0.20	%(c)
Net investment income	1.24%	1.17%	0.99%	1.44	%(c)
Supplemental data
Net assets, end of period (in thousands)	$208,441	$166,247	$79,726	$81
Portfolio turnover	19%	17%	15%	17%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

Class W	Year Ended February 29, 2016		Year Ended February 28, 2015(a)
Per share data
Net asset value, beginning of period	$23.12		$23.08
Income from investment operations:
Net investment income	0.21		0.18
Net realized and unrealized gain (loss)	(2.22)		1.03
Total from investment operations	(2.01)		1.21
Less distributions to shareholders:
Net investment income	(0.22)		(0.18)
Net realized gains	(1.99)		(0.99)
Total distributions to shareholders	(2.21)		(1.17)
Net asset value, end of period	$18.90		$23.12
Total return	(9.65%)		5.45%
Ratios to average net assets(b)
Total gross expenses	0.45%		0.46	%(c)
Total net expenses(d)	0.45	%(e)	0.45	%(c)(e)
Net investment income	0.97%		1.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$43,729		$67,780
Portfolio turnover	19%		17%

Notes to Financial Highlights

(a)  Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$23.39		$23.63		$19.06		$17.81		$18.06
Income from investment operations:
Net investment income	0.27		0.26		0.21		0.29		0.16
Net realized and unrealized gain (loss)	(2.25)		1.41		5.75		2.14		0.66
Total from investment operations	(1.98)		1.67		5.96		2.43		0.82
Less distributions to shareholders:
Net investment income	(0.28)		(0.24)		(0.20)		(0.30)		(0.15)
Net realized gains	(1.99)		(1.67)		(1.19)		(0.88)		(0.92)
Total distributions to shareholders	(2.27)		(1.91)		(1.39)		(1.18)		(1.07)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$19.14		$23.39		$23.63		$19.06		$17.81
Total return	(9.44%)		7.47%		31.99%		14.54%		4.92%
Ratios to average net assets(b)
Total gross expenses	0.20%		0.20%		0.20%		0.20	%(c)	0.20%
Total net expenses(d)	0.20	%(e)	0.20	%(e)	0.20	%(e)	0.20	%(c)(e)	0.20	%(e)
Net investment income	1.22%		1.14%		0.98%		1.64%		0.96%
Supplemental data
Net assets, end of period (in thousands)	$1,326,728		$1,725,837		$1,636,915		$1,275,562		$1,700,205
Portfolio turnover	19%		17%		15%		17%		20%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class I, Class K, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities;

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	1,296,974	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	1,819,094
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(4,253,714)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended February 29 , 2016:

Derivative Instrument	Average notional amounts($)*
Futures contracts — Long	67,503,723

*Based on the ending quarterly outstanding amounts for the year ended February 29, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That

Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.20% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,120,310, and the administrative services fee paid to the Investment Manager was $1,120,310.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $6,332.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $2,051.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% and 0.25% of the average daily net assets attributable to Class B and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including CDSCs, received by the Distributor for distributing Fund shares were $25 for Class A and $110 for Class B shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through June 30, 2016
Class A	0.45%
Class B	1.20
Class I	0.20
Class K	0.45
Class R5	0.20
Class W	0.45
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, re-characterization of distributions for investments, derivative investments and market timing regulatory payments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of

Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(1,113,522)
Accumulated net realized gain	1,158,939
Paid-in capital	(45,417)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28,2015
Ordinary income	$50,277,348	$37,872,925
Long-term capital gains	256,610,023	205,231,775
Total	$306,887,371	$243,104,700

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,294,216
Undistributed long-term capital gains	47,775,042
Net unrealized appreciation	452,938,303

At February 29, 2016, the cost of investments for federal income tax purposes was $2,264,937,076 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$733,042,357
Unrealized depreciation	(280,104,054)
Net unrealized appreciation	$452,938,303

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $578,969,849 and

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

$692,899,304, respectively, for the year ended February 29, 2016 The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, one unaffiliated shareholder of record owned 19.6 % of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 18.6 % of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Small Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Index Fund (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	86.71%
Dividends Received Deduction	86.68%
Capital Gain Dividend	$252,242,054

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016

COLUMBIA SMALL CAP INDEX FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016

Columbia Small Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN228_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA LARGE CAP ENHANCED CORE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA LARGE CAP ENHANCED CORE FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA LARGE CAP ENHANCED CORE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Cap Enhanced Core Fund (the Fund) Class A shares returned -8.94% for the 12-month period that ended February 29, 2016.

■  The Fund lagged its benchmark, the S&P 500 Index, which returned -6.19% for the same period.

■  Stock selection, especially in the consumer discretionary, financials, energy and materials sectors, generally accounted for the Fund's shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	-8.94	10.61	6.21
Class I*	09/27/10	-8.60	11.02	6.42
Class R	01/23/06	-9.18	10.34	5.94
Class R4*	07/01/15	-8.82	10.64	6.22
Class R5*	06/25/14	-8.62	10.75	6.27
Class Y*	07/15/09	-8.59	11.03	6.48
Class Z	07/31/96	-8.73	10.89	6.47
S&P 500 Index		-6.19	10.13	6.44

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA LARGE CAP ENHANCED CORE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA LARGE CAP ENHANCED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Brian Condon, CFA

Peter Albanese

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
Apple, Inc.	4.0
Johnson & Johnson	2.6
Facebook, Inc., Class A	2.3
JPMorgan Chase & Co.	2.0
Verizon Communications, Inc.	2.0
Pfizer, Inc.	1.9
Home Depot, Inc. (The)	1.8
Cisco Systems, Inc.	1.7
Philip Morris International, Inc.	1.6
Comcast Corp., Class A	1.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -8.94%. The Fund lagged its benchmark, the S&P 500 Index, which returned -6.19%. Stock selection, especially in the consumer discretionary, financials, energy and materials sectors, generally accounted for the Fund's shortfall relative to the benchmark.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious over the 12-month period that ended February 29, 2016, as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of growth.

Despite these setbacks, the U.S. economy continued to expand for the seventh consecutive year. U.S. labor markets recovered and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the period as new industry regulation led to longer closing periods. Manufacturing activity softened, putting a damper on growth.

Modest stock market gains in the first half of the period were wiped out in the second half. The S&P 500 Index, the Fund's benchmark and a broad measure of U.S. stock market performance, returned -6.19%, including dividends. Large-cap stocks held up better than mid- and small-cap stocks and growth stocks held up considerably better than value stocks, although both groups lost ground. Among large-cap stocks, the telecommunication services sector led the market, followed by utilities and consumer staples stocks. The energy sector, the period's worst performer, was down more than 20%.

In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. Mixed economic signals early in 2016 put additional rate hikes on hold — at least for now.

Stock Selection Models Delivered Mixed Results

We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures, such as earnings and cash flow, relative to market values), catalyst (price momentum and business momentum) and quality (quality of earnings and financial strength). We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. For the period, the quality and catalyst composites performed best, and the valuation composite detracted from results. The model performed best in identifying stocks rated "2" that outperformed and stocks that rated "5" that underperformed. The Fund's highest exposure was to stocks rated "1," for which the model had mixed results.

Annual Report 2016
4

COLUMBIA LARGE CAP ENHANCED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

The Fund's strategy is to keep sector weights in line with the benchmark, so performance is primarily driven by stock selection. Stock selection was strongest in the industrials and information technology sectors and weakest in the consumer discretionary, financials, energy and materials sectors.

Contributors

Security selection drove performance relative to the benchmark. Significant positions in NVIDIA, VeriSign and Tyson Foods made a substantial positive contribution to returns relative to the benchmark. NVIDIA is a leading supplier of graphics processing units (GPUs) and platforms for gaming, enterprise graphics, automotive and datacenter and cloud visual computing applications. NVIDIA's revenues and earnings exceeded expectations, fueled by the strength of new video game releases. Anticipation was also high for the 2015 holiday season, with video game developers releasing a new suite of games, including Star Wars Battlefront, Call of Duty - Black Ops III, Rainbow Six and Fallout Four. These highly anticipated games had high graphical requirements, which had the potential to increase demand for gaming platforms, personal computers, and — by extension — for NVIDIA GPU sales.

VeriSign is a global provider of domain name registry services and Internet security, enabling internet navigation for domain names and providing protection for websites and enterprises around the world. New domain name (.com/.net) additions exceeded the high end of the guided range, and the fourth quarter of 2015 represented a record for the company. It issued a statement indicating that the source of increased demand appeared to be China, and that possible drivers included government initiatives and regulation, among others.

Tyson Foods is a leading global protein and food-production company that operates in four primary segments: chicken, beef, pork and prepared foods. Tyson Foods stock rallied largely as the company raised its guidance on 2016 earnings per share. The company announced expectations for higher synergies from its acquisition of Hillshire Brands, highlighted its share repurchase plans and raised its estimate for its chicken products, despite current softness in the commodity market.

Detractors

Stock selection was weakest in consumer discretionary, financials, energy and materials sectors. The Fund's three top detractors from results were Navient, Transocean and ConocoPhillips. Navient, the spin-off company of SLM, a leading education loan management, servicing and asset recovery company came under pressure after it announced weaker-than-expected earnings in the second quarter of 2015, followed by reduced full-year guidance in July. A subsequent ratings review by Moody's and Fitch heightened regulatory focus on student loan servicers and accelerated the selloff of Navient shares.

Transocean is an international provider of offshore contract drilling services for oil and gas wells. The offshore rig market continued to deteriorate, given the lack of demand, and the company suffered from customer complaints about service and reliability.

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	98.0
Money Market Funds	2.0
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	12.6
Consumer Staples	10.6
Energy	5.9
Financials	15.2
Health Care	14.9
Industrials	10.6
Information Technology	20.8
Materials	2.5
Telecommunication Services	3.2
Utilities	3.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund's net value will generally decline when the performance of its targeted index declines. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA LARGE CAP ENHANCED CORE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

ConocoPhillips is an independent oil and gas exploration and production company. The collapse in commodity prices weakened revenues and earnings, but investors responded most negatively to a management decision to cut its dividend by 66%.

Investment Discipline Based on Stock Selection Model

Regardless of the economic environment, we maintain our investment discipline, which is linked to the Fund's quantitative stock selection model. Consequently, we do not rely on macroeconomic scenarios or market outlooks to choose securities. We do not try to predict when equities, as an asset class, will perform well or when they will perform poorly. Instead, we seek to keep the Fund substantially invested at all times in companies that meet our stock selection criteria: Companies with attractive valuations relative to their peers, with strong business and market momentum and good earnings quality and financial strength.

Annual Report 2016
6

COLUMBIA LARGE CAP ENHANCED CORE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	976.00	1,020.39	4.42	4.52	0.90
Class I	1,000.00	1,000.00	977.70	1,022.38	2.46	2.51	0.50
Class R	1,000.00	1,000.00	974.40	1,019.14	5.65	5.77	1.15
Class R4	1,000.00	1,000.00	976.80	1,021.63	3.19	3.27	0.65
Class R5	1,000.00	1,000.00	977.80	1,022.13	2.70	2.77	0.55
Class Y	1,000.00	1,000.00	977.80	1,022.38	2.46	2.51	0.50
Class Z	1,000.00	1,000.00	977.00	1,021.63	3.20	3.27	0.65

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.9%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.3%
Automobiles 1.0%
Ford Motor Co.	359,600	4,498,596
Distributors 0.3%
Genuine Parts Co.	17,700	1,595,655
Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	88,000	4,220,480
Darden Restaurants, Inc.	62,900	4,018,052
Total		8,238,532
Internet & Catalog Retail 1.0%
Amazon.com, Inc.(a)	8,400	4,641,168
Media 2.6%
Comcast Corp., Class A	125,500	7,245,115
News Corp., Class A	310,900	3,363,938
Viacom, Inc., Class B	10,800	397,980
Walt Disney Co. (The)	7,300	697,296
Total		11,704,329
Multiline Retail 1.1%
Target Corp.	65,500	5,138,475
Specialty Retail 4.5%
Best Buy Co., Inc.	125,300	4,058,467
GameStop Corp., Class A	88,900	2,739,898
Home Depot, Inc. (The)	65,800	8,167,096
Lowe's Companies, Inc.	77,700	5,247,081
Total		20,212,542
Total Consumer Discretionary		56,029,297
CONSUMER STAPLES 10.4%
Beverages 1.5%
Coca-Cola Co. (The)	17,900	772,027
PepsiCo, Inc.	62,000	6,064,840
Total		6,836,867
Food & Staples Retailing 3.9%
CVS Health Corp.	60,300	5,859,351
Kroger Co. (The)	122,800	4,900,948
SYSCO Corp.	11,900	525,147
Wal-Mart Stores, Inc.	97,000	6,434,980
Total		17,720,426

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 1.4%
Campbell Soup Co.	29,000	1,790,750
Tyson Foods, Inc., Class A	69,500	4,500,125
Total		6,290,875
Household Products 0.5%
Procter & Gamble Co. (The)	24,600	1,975,134
Tobacco 3.1%
Altria Group, Inc.	112,300	6,914,311
Philip Morris International, Inc.	80,300	7,309,709
Total		14,224,020
Total Consumer Staples		47,047,322
ENERGY 5.8%
Energy Equipment & Services 0.5%
Transocean Ltd.	246,500	2,132,225
Oil, Gas & Consumable Fuels 5.3%
Chevron Corp.	26,700	2,227,848
ConocoPhillips	121,800	4,120,494
EOG Resources, Inc.	37,600	2,434,224
Exxon Mobil Corp.	63,300	5,073,495
Marathon Petroleum Corp.	87,700	3,003,725
Phillips 66	18,800	1,492,532
Southwestern Energy Co.(a)	48,000	277,440
Tesoro Corp.	16,200	1,307,016
Valero Energy Corp.	70,300	4,223,624
Total		24,160,398
Total Energy		26,292,623
FINANCIALS 14.9%
Banks 4.1%
Bank of America Corp.	85,500	1,070,460
Citigroup, Inc.	160,700	6,243,195
JPMorgan Chase & Co.	155,300	8,743,390
Wells Fargo & Co.	57,300	2,688,516
Total		18,745,561
Capital Markets 0.9%
BlackRock, Inc.	1,600	499,136
T. Rowe Price Group, Inc.	52,700	3,642,097
Total		4,141,233

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 1.4%
Capital One Financial Corp.	56,600	3,720,318
Navient Corp.	245,700	2,660,931
Total		6,381,249
Diversified Financial Services 2.3%
Berkshire Hathaway, Inc., Class B(a)	22,300	2,991,991
Intercontinental Exchange, Inc.	16,600	3,958,436
Moody's Corp.	40,600	3,605,280
Total		10,555,707
Insurance 3.6%
Aflac, Inc.	15,500	922,560
Lincoln National Corp.	86,400	3,156,192
Marsh & McLennan Companies, Inc.	73,100	4,170,355
MetLife, Inc.	38,200	1,511,192
Prudential Financial, Inc.	61,500	4,064,535
Travelers Companies, Inc. (The)	23,000	2,472,960
Total		16,297,794
Real Estate Investment Trusts (REITs) 2.6%
American Tower Corp.	5,000	461,000
Apartment Investment & Management Co., Class A	26,200	959,182
Extra Space Storage, Inc.	7,200	591,480
Public Storage	16,900	4,216,381
Simon Property Group, Inc.	28,000	5,312,440
Total		11,540,483
Total Financials		67,662,027
HEALTH CARE 14.6%
Biotechnology 3.2%
Alexion Pharmaceuticals, Inc.(a)	16,500	2,323,200
Amgen, Inc.	9,400	1,337,432
Biogen, Inc.(a)	12,400	3,216,808
Celgene Corp.(a)	35,800	3,609,714
Gilead Sciences, Inc.	21,000	1,832,250
Vertex Pharmaceuticals, Inc.(a)	27,500	2,350,975
Total		14,670,379

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.6%
Abbott Laboratories	69,100	2,676,934
Baxter International, Inc.	25,700	1,015,407
CR Bard, Inc.	19,500	3,751,410
DENTSPLY SIRONA, Inc.	69,300	4,224,528
Total		11,668,279
Health Care Providers & Services 3.2%
AmerisourceBergen Corp.	41,000	3,551,420
Cardinal Health, Inc.	21,500	1,756,550
CIGNA Corp.	32,000	4,467,520
Express Scripts Holding Co.(a)	64,600	4,546,548
Total		14,322,038
Pharmaceuticals 5.6%
Johnson & Johnson	107,900	11,352,159
Merck & Co., Inc.	116,100	5,829,381
Pfizer, Inc.	277,500	8,233,425
Total		25,414,965
Total Health Care		66,075,661
INDUSTRIALS 10.4%
Aerospace & Defense 3.4%
Boeing Co. (The)	42,300	4,999,014
Honeywell International, Inc.	55,600	5,635,060
Lockheed Martin Corp.	21,400	4,617,906
Total		15,251,980
Air Freight & Logistics 0.7%
United Parcel Service, Inc., Class B	33,300	3,215,115
Airlines 2.1%
Delta Air Lines, Inc.	102,400	4,939,776
United Continental Holdings, Inc.(a)	80,500	4,609,430
Total		9,549,206
Construction & Engineering 0.1%
Quanta Services, Inc.(a)	34,900	708,121
Electrical Equipment 1.2%
Eaton Corp. PLC	23,600	1,338,356
Rockwell Automation, Inc.	38,600	4,017,874
Total		5,356,230
Industrial Conglomerates 0.9%
General Electric Co.	134,400	3,916,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery 1.0%
Illinois Tool Works, Inc.	48,400	4,561,700
Professional Services 1.0%
Dun & Bradstreet Corp. (The)	12,800	1,226,112
Equifax, Inc.	31,000	3,251,280
Total		4,477,392
Total Industrials		47,036,160
INFORMATION TECHNOLOGY 20.4%
Communications Equipment 2.2%
Cisco Systems, Inc.	284,100	7,437,738
F5 Networks, Inc.(a)	28,100	2,702,377
Total		10,140,115
Internet Software & Services 5.8%
Alphabet, Inc., Class A(a)	9,825	7,046,687
Alphabet, Inc., Class C(a)	1,385	966,411
eBay, Inc.(a)	161,400	3,841,320
Facebook, Inc., Class A(a)	94,100	10,061,172
VeriSign, Inc.(a)	49,600	4,190,704
Total		26,106,294
IT Services 2.9%
MasterCard, Inc., Class A	68,100	5,919,252
Visa, Inc., Class A	99,300	7,188,327
Total		13,107,579
Semiconductors & Semiconductor Equipment 1.8%
Intel Corp.	177,500	5,252,225
NVIDIA Corp.	96,800	3,035,648
Total		8,287,873
Software 3.3%
Electronic Arts, Inc.(a)	63,100	4,053,544
Microsoft Corp.(b)	136,300	6,934,944
Red Hat, Inc.(a)	55,900	3,653,065
Salesforce.com, inc.(a)	6,600	447,150
Total		15,088,703
Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.	185,375	17,923,909
EMC Corp.	73,300	1,915,329
Total		19,839,238
Total Information Technology		92,569,802

Common Stocks (continued)

Issuer	Shares	Value ($)
MATERIALS 2.4%
Chemicals 2.4%
Dow Chemical Co. (The)	71,000	3,451,310
LyondellBasell Industries NV, Class A	51,800	4,154,878
Mosaic Co. (The)	132,400	3,528,460
Total		11,134,648
Total Materials		11,134,648
TELECOMMUNICATION SERVICES 3.1%
Diversified Telecommunication Services 3.1%
AT&T, Inc.	57,000	2,106,150
CenturyLink, Inc.	105,700	3,233,363
Verizon Communications, Inc.	171,000	8,674,830
Total		14,014,343
Total Telecommunication Services		14,014,343
UTILITIES 3.6%
Electric Utilities 1.0%
Entergy Corp.	55,000	3,971,550
Pinnacle West Capital Corp.	6,100	419,863
Total		4,391,413
Independent Power and Renewable Electricity Producers 0.9%
AES Corp. (The)	411,300	4,030,740
Multi-Utilities 1.7%
Ameren Corp.	77,700	3,648,015
Public Service Enterprise Group, Inc.	100,100	4,270,266
Total		7,918,281
Total Utilities		16,340,434
Total Common Stocks (Cost: $395,475,156)		444,202,317
	Shares	Value ($)

Money Market Funds 1.9%

Columbia Short-Term Cash Fund, 0.420%(c)(d)	8,848,224	8,848,224
Total Money Market Funds (Cost: $8,848,224)		8,848,224
Total Investments (Cost: $404,323,380)		453,050,541
Other Assets & Liabilities, Net		927,559
Net Assets		453,978,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

At February 29, 2016, securities totaling $834,432 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at February 29, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 FUTURE	20	USD	9,647,500	03/2016	363,430	—

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	18,051,769	152,088,758	(161,292,303)	8,848,224	16,017	8,848,224

Currency Legend

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	56,029,297	—	—	56,029,297
Consumer Staples	47,047,322	—	—	47,047,322
Energy	26,292,623	—	—	26,292,623
Financials	67,662,027	—	—	67,662,027
Health Care	66,075,661	—	—	66,075,661
Industrials	47,036,160	—	—	47,036,160
Information Technology	92,569,802	—	—	92,569,802
Materials	11,134,648	—	—	11,134,648
Telecommunication Services	14,014,343	—	—	14,014,343
Utilities	16,340,434	—	—	16,340,434
Total Common Stocks	444,202,317	—	—	444,202,317
Money Market Funds	—	8,848,224	—	8,848,224
Total Investments	444,202,317	8,848,224	—	453,050,541

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA LARGE CAP ENHANCED CORE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Derivatives
Assets
Futures Contracts	363,430	—	—	363,430
Total	444,565,747	8,848,224	—	453,413,971

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	18,051,769	18,051,769	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA LARGE CAP ENHANCED CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $395,475,156)	$444,202,317
Affiliated issuers (identified cost $8,848,224)	8,848,224
Total investments (identified cost $404,323,380)	453,050,541
Cash	434
Receivable for:
Capital shares sold	536,220
Dividends	1,198,571
Expense reimbursement due from Investment Manager	11,863
Prepaid expenses	1,921
Other assets	4,467
Total assets	454,804,017
Liabilities
Payable for:
Capital shares purchased	505,027
Variation margin	69,929
Investment management fees	28,162
Distribution and/or service fees	2,767
Transfer agent fees	79,273
Compensation of board members	102,416
Other expenses	38,343
Total liabilities	825,917
Net assets applicable to outstanding capital stock	$453,978,100
Represented by
Paid-in capital	$415,829,963
Undistributed net investment income	701,953
Accumulated net realized loss	(11,644,407)
Unrealized appreciation (depreciation) on:
Investments	48,727,161
Futures contracts	363,430
Total — representing net assets applicable to outstanding capital stock	$453,978,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA LARGE CAP ENHANCED CORE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

The accompanying Notes to Financial Statements are an integral part of this statement.

Class A
Net assets	$75,125,787
Shares outstanding	3,816,131
Net asset value per share	$19.69
Class I
Net assets	$44,420,980
Shares outstanding	2,262,039
Net asset value per share	$19.64
Class R
Net assets	$29,687,173
Shares outstanding	1,510,200
Net asset value per share	$19.66
Class R4
Net assets	$119,719
Shares outstanding	6,141
Net asset value per share(a)	$19.49
Class R5
Net assets	$2,968,855
Shares outstanding	151,655
Net asset value per share	$19.58
Class Y
Net assets	$2,519,983
Shares outstanding	128,249
Net asset value per share	$19.65
Class Z
Net assets	$299,135,603
Shares outstanding	15,226,239
Net asset value per share	$19.65

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

Annual Report 2016
15

COLUMBIA LARGE CAP ENHANCED CORE FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$10,758,372
Dividends — affiliated issuers	16,017
Total income	10,774,389
Expenses:
Investment management fees	3,574,464
Distribution and/or service fees
Class A	198,581
Class R	144,640
Transfer agent fees
Class A	162,441
Class R	59,256
Class R4(a)	103
Class R5	473
Class Z	691,214
Compensation of board members	10,464
Custodian fees	17,875
Printing and postage fees	40,248
Registration fees	106,305
Audit fees	20,780
Legal fees	9,437
Other	17,452
Total expenses	5,053,733
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,665,694)
Total net expenses	3,388,039
Net investment income	7,386,350
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	382,264
Futures contracts	(511,936)
Net realized loss	(129,672)
Net change in unrealized appreciation (depreciation) on:
Investments	(50,354,498)
Futures contracts	(10,443)
Net change in unrealized depreciation	(50,364,941)
Net realized and unrealized loss	(50,494,613)
Net decrease in net assets from operations	$(43,108,263)

(a) Class R4 shares are based on operations from July 1, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA LARGE CAP ENHANCED CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016 (a)	Year Ended February 28, 2015 (b)
Operations
Net investment income	$7,386,350	$7,692,009
Net realized gain (loss)	(129,672)	32,803,661
Net change in unrealized appreciation (depreciation)	(50,364,941)	19,260,329
Net increase (decrease) in net assets resulting from operations	(43,108,263)	59,755,999
Distributions to shareholders
Net investment income
Class A	(1,600,607)	(534,094)
Class I	(538,782)	(183,701)
Class R	(517,849)	(142,581)
Class R4	(4,050)	—
Class R5	(29,068)	(2,624)
Class Y	(72,267)	(46,507)
Class Z	(7,733,712)	(3,318,025)
Total distributions to shareholders	(10,496,335)	(4,227,532)
Increase in net assets from capital stock activity	52,000,598	130,637,322
Total increase (decrease) in net assets	(1,604,000)	186,165,789
Net assets at beginning of year	455,582,100	269,416,311
Net assets at end of year	$453,978,100	$455,582,100
Undistributed net investment income	$701,953	$3,899,926

(a) Class R4 based on operations from July 1, 2015 (commencement of operations) through the stated period end.

(b) Class R5 based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA LARGE CAP ENHANCED CORE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016(a)		Year Ended February 28, 2015(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,751,236	37,219,254	2,816,680	58,950,189
Distributions reinvested	66,435	1,436,510	21,783	466,340
Redemptions	(1,867,773)	(39,281,437)	(329,060)	(6,787,438)
Net increase (decrease)	(50,102)	(625,673)	2,509,403	52,629,091
Class I shares
Subscriptions	2,983,585	61,213,181	2,332,257	45,826,823
Distributions reinvested	24,985	538,712	8,714	183,662
Redemptions	(1,315,825)	(27,889,288)	(2,855,235)	(58,597,902)
Net increase (decrease)	1,692,745	33,862,605	(514,264)	(12,587,417)
Class R shares
Subscriptions	1,049,724	22,278,488	1,183,183	24,033,094
Distributions reinvested	14,444	312,399	3,085	66,161
Redemptions	(617,234)	(13,022,034)	(268,544)	(5,572,574)
Net increase	446,934	9,568,853	917,724	18,526,681
Class R4 shares
Subscriptions	13,740	289,683	—	—
Distributions reinvested	190	4,015	—	—
Redemptions	(7,789)	(158,887)	—	—
Net increase	6,141	134,811	—	—
Class R5 shares
Subscriptions	166,740	3,296,124	20,347	413,572
Distributions reinvested	1,360	29,005	121	2,595
Redemptions	(35,773)	(728,004)	(1,140)	(24,076)
Net increase	132,327	2,597,125	19,328	392,091
Class Y shares
Subscriptions	142,912	3,026,731	3,375	72,625
Distributions reinvested	1,966	42,101	—	—
Redemptions	(176,160)	(3,568,895)	(28,059)	(576,519)
Net decrease	(31,282)	(500,063)	(24,684)	(503,894)
Class Z shares
Subscriptions	3,926,764	83,891,244	5,984,935	124,768,558
Distributions reinvested	58,940	1,271,071	19,220	410,481
Redemptions	(3,774,831)	(78,199,375)	(2,598,255)	(52,998,269)
Net increase	210,873	6,962,940	3,405,900	72,180,770
Total net increase	2,407,636	52,000,598	6,313,407	130,637,322

(a) Class R4 shares are based on operations from July 1, 2015 (commencement of operations) through the stated period end.

(b) Class R5 shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,	Year Ended February 28,						Year Ended February 29,
Class A	2016	2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$22.05	$18.77		$15.04		$13.67		$12.81
Income from investment operations:
Net investment income	0.27	0.51		0.23		0.22		0.17
Net realized and unrealized gain (loss)	(2.20)	2.97		3.76		1.36		0.89
Total from investment operations	(1.93)	3.48		3.99		1.58		1.06
Less distributions to shareholders:
Net investment income	(0.43)	(0.20)		(0.26)		(0.21)		(0.20)
Total distributions to shareholders	(0.43)	(0.20)		(0.26)		(0.21)		(0.20)
Net asset value, end of period	$19.69	$22.05		$18.77		$15.04		$13.67
Total return	(8.94%)	18.60%		26.58%		11.71%		8.41%
Ratios to average net assets(a)
Total gross expenses	1.25%	1.27%		1.26%		1.28%		1.19	%(b)
Total net expenses(c)	0.90%	0.90	%(d)	0.89	%(d)	0.89	%(d)	0.94	%(b)(d)
Net investment income	1.27%	2.51%		1.34%		1.53%		1.33%
Supplemental data
Net assets, end of period (in thousands)	$75,126	$85,261		$25,474		$13,209		$12,404
Portfolio turnover	89%	91%		101%		92%		67%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,			Year Ended February 29,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$22.00	$18.72	$15.00	$13.63	$12.78
Income from investment operations:
Net investment income	0.42	0.42	0.29	0.28	0.21
Net realized and unrealized gain (loss)	(2.27)	3.14	3.75	1.36	0.88
Total from investment operations	(1.85)	3.56	4.04	1.64	1.09
Less distributions to shareholders:
Net investment income	(0.51)	(0.28)	(0.32)	(0.27)	(0.24)
Total distributions to shareholders	(0.51)	(0.28)	(0.32)	(0.27)	(0.24)
Net asset value, end of period	$19.64	$22.00	$18.72	$15.00	$13.63
Total return	(8.60%)	19.09%	27.06%	12.15%	8.73%
Ratios to average net assets(a)
Total gross expenses	0.80%	0.81%	0.80%	0.84%	0.74	%(b)
Total net expenses(c)	0.50%	0.50%	0.48%	0.50%	0.61	%(b)
Net investment income	2.05%	2.07%	1.72%	2.01%	1.72%
Supplemental data
Net assets, end of period (in thousands)	$44,421	$12,522	$20,286	$36,224	$13,297
Portfolio turnover	89%	91%	101%	92%	67%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,						Year Ended February 29,
Class R	2016	2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$22.02	$18.75		$15.03		$13.65		$12.80
Income from investment operations:
Net investment income	0.25	0.43		0.18		0.20		0.14
Net realized and unrealized gain (loss)	(2.24)	2.99		3.76		1.36		0.88
Total from investment operations	(1.99)	3.42		3.94		1.56		1.02
Less distributions to shareholders:
Net investment income	(0.37)	(0.15)		(0.22)		(0.18)		(0.17)
Total distributions to shareholders	(0.37)	(0.15)		(0.22)		(0.18)		(0.17)
Net asset value, end of period	$19.66	$22.02		$18.75		$15.03		$13.65
Total return	(9.18%)	18.30%		26.26%		11.54%		8.08%
Ratios to average net assets(a)
Total gross expenses	1.51%	1.52%		1.51%		1.53%		1.44	%(b)
Total net expenses(c)	1.15%	1.15	%(d)	1.14	%(d)	1.12	%(d)	1.19	%(b)(d)
Net investment income	1.20%	2.08%		1.08%		1.45%		1.11%
Supplemental data
Net assets, end of period (in thousands)	$29,687	$23,414		$2,729		$1,284		$204
Portfolio turnover	89%	91%		101%		92%		67%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

Class R4	Year Ended February 29, 2016(a)
Per share data
Net asset value, beginning of period	$21.32
Income from investment operations:
Net investment income	0.20
Net realized and unrealized loss	(1.74)
Total from investment operations	(1.54)
Less distributions to shareholders:
Net investment income	(0.29)
Total distributions to shareholders	(0.29)
Net asset value, end of period	$19.49
Total return	(7.31%)
Ratios to average net assets(b)
Total gross expenses	1.01	%(c)
Total net expenses(d)	0.65	%(c)
Net investment income	1.49	%(c)
Supplemental data
Net assets, end of period (in thousands)	$120
Portfolio turnover	89%

Notes to Financial Highlights

(a)  Based on operations from July 1, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended February 29, 2016	Year Ended February 28, 2015(a)
Per share data
Net asset value, beginning of period	$21.93	$19.88
Income from investment operations:
Net investment income	0.37	0.62
Net realized and unrealized gain (loss)	(2.22)	1.66
Total from investment operations	(1.85)	2.28
Less distributions to shareholders:
Net investment income	(0.50)	(0.23)
Total distributions to shareholders	(0.50)	(0.23)
Net asset value, end of period	$19.58	$21.93
Total return	(8.62%)	11.49%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.88	%(c)
Total net expenses(d)	0.55%	0.55	%(c)
Net investment income	1.78%	4.41	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,969	$424
Portfolio turnover	89%	91%

Notes to Financial Highlights

(a)  Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,			Year Ended February 29,
Class Y	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$22.01	$18.73	$15.00	$13.63	$12.78
Income from investment operations:
Net investment income	0.38	0.46	0.29	0.27	0.18
Net realized and unrealized gain (loss)	(2.23)	3.10	3.76	1.36	0.91
Total from investment operations	(1.85)	3.56	4.05	1.63	1.09
Less distributions to shareholders:
Net investment income	(0.51)	(0.28)	(0.32)	(0.26)	(0.24)
Total distributions to shareholders	(0.51)	(0.28)	(0.32)	(0.26)	(0.24)
Net asset value, end of period	$19.65	$22.01	$18.73	$15.00	$13.63
Total return	(8.59%)	19.08%	27.11%	12.13%	8.74%
Ratios to average net assets(a)
Total gross expenses	0.80%	0.81%	0.80%	0.83%	0.74	%(b)
Total net expenses(c)	0.50%	0.50%	0.48%	0.52%	0.60	%(b)
Net investment income	1.79%	2.30%	1.72%	1.90%	1.46%
Supplemental data
Net assets, end of period (in thousands)	$2,520	$3,511	$3,451	$3,177	$3,024
Portfolio turnover	89%	91%	101%	92%	67%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA LARGE CAP ENHANCED CORE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,						Year Ended February 29,
Class Z	2016	2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$22.01	$18.73		$14.99		$13.62		$12.78
Income from investment operations:
Net investment income	0.34	0.47		0.27		0.25		0.19
Net realized and unrealized gain (loss)	(2.22)	3.06		3.77		1.37		0.88
Total from investment operations	(1.88)	3.53		4.04		1.62		1.07
Less distributions to shareholders:
Net investment income	(0.48)	(0.25)		(0.30)		(0.25)		(0.23)
Total distributions to shareholders	(0.48)	(0.25)		(0.30)		(0.25)		(0.23)
Net asset value, end of period	$19.65	$22.01		$18.73		$14.99		$13.62
Total return	(8.73%)	18.92%		27.03%		12.02%		8.54%
Ratios to average net assets(a)
Total gross expenses	1.00%	1.02%		1.01%		1.03%		0.94	%(b)
Total net expenses(c)	0.65%	0.65	%(d)	0.64	%(d)	0.64	%(d)	0.70	%(b)(d)
Net investment income	1.61%	2.32%		1.57%		1.77%		1.54%
Supplemental data
Net assets, end of period (in thousands)	$299,136	$330,450		$217,477		$214,575		$254,500
Portfolio turnover	89%	91%		101%		92%		67%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus. Class R4 shares commenced operations on July 1, 2015.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple

Annual Report 2016
26

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter

Annual Report 2016
27

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument

Annual Report 2016
28

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	363,430	*

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(511,936)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	(10,443)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	10,918,113

*Based on the ending quarterly outstanding amounts for the year ended February 29, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute

Annual Report 2016
29

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.75% to 0.55% as the Fund's net assets increase. The effective management services fee rate, net of fee waivers, for the year ended February 29, 2016 was 0.73% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,032,142, and the administrative services fee paid to the Investment Manager was $96,763.

Prior to July 1, 2015, the Investment Manager contractually agreed to waive 0.05% of the Fund's investment management fee. The effective investment management fee rate, net of fee waivers, for the period ended June 30, 2015 was 0.64% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $2,026.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are

Annual Report 2016
30

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class R	0.21
Class R4*	0.20
Class R5	0.05
Class Z	0.21

* Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund, respectively.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees

Annual Report 2016
31

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	Contractual Expense Cap July 1, 2015 Through June 30, 2016	Contractual Expense Cap Prior to July 1, 2015
Class A	0.90%	1.02%
Class I	0.50	0.62
Class R	1.15	1.27
Class R4*	0.65	—
Class R5	0.55	0.67
Class Y	0.50	0.62
Class Z	0.65	0.77

* Expense cap rate is contractual from July 1, 2015 (the commencement of operations of Class R4 shares) through June 30, 2016.

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Prior to July 1, 2015, the Fund's expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the annual rates of 0.90% for Class A, 0.50% for Class I, 1.15% for Class R, 0.55% for Class R5, 0.50% for Class Y and 0.65% for Class Z.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, post-October capital losses, re-characterization of distributions for investments, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(87,988)
Accumulated net realized loss	104,752
Paid-in capital	(16,764)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended February 29,	2016	2015
Ordinary income	$10,496,335	$4,227,532

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$803,221
Capital loss carryforwards	(4,131,287)
Net unrealized appreciation	45,157,055

At February 29, 2016, the cost of investments for federal income tax purposes was $407,893,486 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$72,607,774
Unrealized depreciation	(27,450,719)
Net unrealized appreciation	45,157,055

The following capital loss carryforwards, determined at February 29, 2016, may be available to reduce taxable income arising from future net realized gains on

Annual Report 2016
32

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	4,131,287

For the year ended February 29, 2016, $5,984,869 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat post-October capital losses of $3,525,584 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $460,888,257 and $411,849,503, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan

Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, one unaffiliated shareholder of record owned 58.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 14.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are

Annual Report 2016
33

COLUMBIA LARGE CAP ENHANCED CORE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
34

COLUMBIA LARGE CAP ENHANCED CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Large Cap Enhanced Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Enhanced Core Fund (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
35

COLUMBIA LARGE CAP ENHANCED CORE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2016
36

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
37

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
38

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
39

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
40

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
41

COLUMBIA LARGE CAP ENHANCED CORE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
42

COLUMBIA LARGE CAP ENHANCED CORE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia Large Cap Enhanced Core Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN173_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA MID CAP VALUE FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA MID CAP VALUE FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	20
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	41
Federal Income Tax Information	42
Trustees and Officers	43
Important Information About This Report	49

Annual Report 2016

COLUMBIA MID CAP VALUE FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Mid Cap Value Fund (the Fund) Class A shares returned -12.77% excluding sales charges for the 12-month period that ended February 29, 2016.

■  The Fund modestly lagged its benchmark, the Russell Midcap Value Index, which returned -11.72% during the same time period.

■  In a difficult period for stock markets around the world, the Fund's holdings in the industrials, health care and financials sectors detracted from results relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	11/20/01
Excluding sales charges		-12.77	7.02	5.29
Including sales charges		-17.79	5.75	4.67
Class B	11/20/01
Excluding sales charges		-13.37	6.22	4.51
Including sales charges		-17.07	5.95	4.51
Class C	11/20/01
Excluding sales charges		-13.42	6.22	4.51
Including sales charges		-14.16	6.22	4.51
Class I*	09/27/10	-12.35	7.51	5.55
Class K*	03/07/11	-12.63	7.18	5.37
Class R	01/23/06	-13.02	6.74	5.03
Class R4*	11/08/12	-12.53	7.21	5.39
Class R5*	11/08/12	-12.40	7.30	5.43
Class W*	09/27/10	-12.77	7.02	5.29
Class Y*	07/15/09	-12.35	7.47	5.55
Class Z	11/20/01	-12.51	7.29	5.56
Russell Midcap Value Index		-11.72	8.89	6.52

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Annual Report 2016
3

COLUMBIA MID CAP VALUE FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -12.77% excluding sales charges. The Fund's benchmark, the Russell Midcap Value Index, returned -11.72% for the same time period. In a difficult period for stock markets around the world, the Fund's holdings in the industrials, health care and financials sectors detracted from results relative to the benchmark.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious over the 12-month period that ended February 29, 2016, as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of growth. Despite these setbacks, the U.S. economy continued to expand for the seventh consecutive year. U.S. labor markets recovered and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the period as new industry regulation led to longer closing periods. Manufacturing activity softened, putting a damper on growth.

Modest stock market gains in the first half of the period were wiped out in the second half. The S&P 500 Index returned -6.19%, including dividends. Large-cap stocks held up better than mid- and small-cap stocks and growth stocks outperformed value stocks.

In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. Mixed economic signals early in 2016 put additional rate hikes on hold — at least for now.

Contributors and Detractors

Stock selection within energy, consumer staples, consumer discretionary, materials and information technology helped relative performance, primarily due to an improving U.S. economy and growing demand in key global markets. Within energy, our preference for larger cap, higher quality companies with solid balance sheets gave the Fund a performance edge over its benchmark. Oilfield equipment manufacturer Cameron International delivered a solid return, as the company announced its consent to be acquired by Schlumberger, the world's largest oilfield service company. We believe the additional scale has the potential to drive efficiencies and reduce costs for the newly combined company. Standouts within consumer staples included JM Smucker Company, which benefited from the integration of its recent pet food acquisition, and Dr. Pepper Snapple Group, which was helped by lower raw material costs and a more benign price environment, both of which boosted earnings. Within the consumer discretionary sector, Sinclair Broadcast Group experienced better core advertising trends and an improvement in net retransmission fees. Our focus on housing was rewarded as homebuilder

Portfolio Management

David Hoffman

Diane Sobin, CFA

Jonas Patrikson, CFA

Nicolas Janvier, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
Synchrony Financial	2.6
Edison International	2.6
M&T Bank Corp.	2.2
Fifth Third Bancorp	2.2
Great Plains Energy, Inc.	2.2
Hartford Financial Services Group, Inc. (The)	2.0
Portland General Electric Co.	1.9
Zimmer Biomet Holdings, Inc.	1.9
Ingersoll-Rand PLC	1.8
PPL Corp.	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Annual Report 2016
5

COLUMBIA MID CAP VALUE FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	97.6
Convertible Preferred Stocks	0.8
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	10.9
Consumer Staples	5.1
Energy	8.9
Financials	29.4
Health Care	7.3
Industrials	8.8
Information Technology	8.4
Materials	8.2
Telecommunication Services	1.0
Utilities	12.0
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in mid-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for information on these and other risks.

D.R. Horton benefited from a recovery in new home sales and, more specifically, from its move into the entry-level home market. Within information technology, an emphasis on video game makers aided results. Standout individual performers included Activision Blizzard and Electronic Arts. Both companies enjoyed higher profit margins as the industry transitioned from console-based games to online downloads. The Fund also gained ground against its benchmark in the materials sector, where we largely avoided mining stocks, which were pressured throughout the period.

Industrials, health care and financial stocks detracted from relative performance. Stock selection within industrials was generally weak due primarily to the Fund's exposure to USG, which was unable to pass through pricing in an oversupplied market. WESCO International, a leading industrial supply distributor with secondary oil and gas exposure, also weighed on results. We sold both USG and WESCO International during the period. An underweight in health care and lack of exposure to managed care providers Humana and Cigna, both of which were acquired during the period, detracted from Fund results relative to its benchmark. A position in Community Health Systems disappointed, and we sold the stock because benefits we had anticipated from the Affordable Care Act did not materialize. In the financials sector, stock selection weighed on results as we had positioned the Fund in anticipation of earlier and more aggressive rate increases by the Fed. Radian Group, a private mortgage insurer, was the victim of fears of a price war. Lincoln National and Voya Financial hampered performance as both companies were affected by potential regulation from the Department of Labor and by lower interest rates.

Given recent market volatility, we continue a cautious approach towards companies where multiples have expanded disproportionately relative to their operating earnings. As such, we remain true to our longstanding belief that the best investment opportunities are found when attractive valuations are combined with improving operating leverage over the medium to long term.

Annual Report 2016
6

COLUMBIA MID CAP VALUE FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	919.40	1,019.00	5.63	5.92	1.18
Class B	1,000.00	1,000.00	916.60	1,015.27	9.20	9.67	1.93
Class C	1,000.00	1,000.00	916.30	1,015.22	9.24	9.72	1.94
Class I	1,000.00	1,000.00	922.30	1,021.43	3.30	3.47	0.69
Class K	1,000.00	1,000.00	919.90	1,019.79	4.87	5.12	1.02
Class R	1,000.00	1,000.00	918.50	1,017.75	6.82	7.17	1.43
Class R4	1,000.00	1,000.00	921.00	1,020.24	4.44	4.67	0.93
Class R5	1,000.00	1,000.00	921.70	1,020.93	3.77	3.97	0.79
Class W	1,000.00	1,000.00	919.40	1,019.00	5.63	5.92	1.18
Class Y	1,000.00	1,000.00	922.30	1,021.18	3.54	3.72	0.74
Class Z	1,000.00	1,000.00	920.90	1,020.24	4.44	4.67	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
7

COLUMBIA MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.7%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 10.8%
Auto Components 1.2%
Gentex Corp.	2,096,825	30,529,772
Diversified Consumer Services 1.4%
Houghton Mifflin Harcourt Co.(a)	1,229,278	23,122,719
ServiceMaster Global Holdings, Inc.(a)	325,500	12,346,215
Total		35,468,934
Hotels, Restaurants & Leisure 2.5%
Aramark	818,300	25,710,986
Royal Caribbean Cruises Ltd.	518,200	38,538,534
Total		64,249,520
Household Durables 3.0%
D.R. Horton, Inc.	1,140,125	30,464,140
Mohawk Industries, Inc.(a)	156,350	28,100,786
Whirlpool Corp.	136,850	21,255,542
Total		79,820,468
Media 1.2%
DISH Network Corp., Class A(a)	273,825	12,905,372
Sinclair Broadcast Group, Inc., Class A	639,600	19,744,452
Total		32,649,824
Specialty Retail 1.5%
Burlington Stores, Inc.(a)	314,000	17,602,840
Signet Jewelers Ltd.	191,800	20,791,120
Total		38,393,960
Total Consumer Discretionary		281,112,478
CONSUMER STAPLES 5.0%
Beverages 1.3%
Dr. Pepper Snapple Group, Inc.	138,975	12,720,381
Molson Coors Brewing Co., Class B	250,851	21,390,065
Total		34,110,446
Food Products 3.7%
Hershey Co. (The)	266,450	24,217,641
JM Smucker Co. (The)	323,065	41,213,402
Tyson Foods, Inc., Class A	493,900	31,980,025
Total		97,411,068
Total Consumer Staples		131,521,514

Common Stocks (continued)

Issuer	Shares	Value ($)
ENERGY 8.0%
Energy Equipment & Services 2.4%
Helmerich & Payne, Inc.	408,325	21,628,975
Oceaneering International, Inc.	428,750	11,842,075
Superior Energy Services, Inc.	1,653,975	17,002,863
Weatherford International PLC(a)	1,850,675	11,844,320
Total		62,318,233
Oil, Gas & Consumable Fuels 5.6%
Cabot Oil & Gas Corp.	851,850	17,147,740
Cimarex Energy Co.	397,190	33,375,876
Hess Corp.	490,975	21,406,510
Marathon Petroleum Corp.	566,075	19,388,069
Newfield Exploration Co.(a)	623,775	16,985,393
Noble Energy, Inc.	1,285,450	37,920,775
Total		146,224,363
Total Energy		208,542,596
FINANCIALS 28.9%
Banks 5.5%
BankUnited, Inc.	911,350	29,272,562
Fifth Third Bancorp	3,735,451	57,002,982
M&T Bank Corp.	557,850	57,207,518
Total		143,483,062
Capital Markets 2.2%
E*TRADE Financial Corp.(a)	1,414,800	33,191,208
Northern Trust Corp.	407,025	24,169,144
Total		57,360,352
Consumer Finance 2.5%
Synchrony Financial(a)	2,437,900	65,701,405
Diversified Financial Services 1.5%
Voya Financial, Inc.	1,346,975	39,547,186
Insurance 5.9%
Allstate Corp. (The)	465,975	29,570,774
Aon PLC	378,725	36,088,705
Hartford Financial Services Group, Inc. (The)	1,248,643	52,592,843
Lincoln National Corp.	958,875	35,027,704
Total		153,280,026

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 10.7%
Camden Property Trust	360,925	26,975,535
Extra Space Storage, Inc.	228,379	18,761,335
Host Hotels & Resorts, Inc.	2,452,672	37,550,408
Outfront Media, Inc.	659,802	13,492,951
ProLogis, Inc.	748,950	28,804,617
SL Green Realty Corp.	397,375	35,040,527
Taubman Centers, Inc.	415,200	29,404,464
UDR, Inc.	1,275,375	43,783,624
Welltower, Inc.	700,775	44,695,429
Total		278,508,890
Real Estate Management & Development 0.6%
CBRE Group, Inc., Class A(a)	659,961	16,769,609
Total Financials		754,650,530
HEALTH CARE 7.2%
Health Care Equipment & Supplies 4.7%
Boston Scientific Corp.(a)	2,060,300	34,983,894
Teleflex, Inc.	281,150	40,153,843
Zimmer Biomet Holdings, Inc.	504,175	48,809,182
Total		123,946,919
Health Care Providers & Services 0.8%
WellCare Health Plans, Inc.(a)	233,225	20,959,931
Life Sciences Tools & Services 0.7%
PAREXEL International Corp.(a)	305,175	17,910,721
Pharmaceuticals 1.0%
Mallinckrodt PLC(a)	392,550	25,527,526
Total Health Care		188,345,097
INDUSTRIALS 8.7%
Aerospace & Defense 1.0%
Textron, Inc.	791,515	27,030,237
Airlines 1.0%
United Continental Holdings, Inc.(a)	461,900	26,448,394
Commercial Services & Supplies 1.7%
Republic Services, Inc.	966,550	44,171,335
Industrial Conglomerates 1.4%
Carlisle Companies, Inc.	402,800	36,316,448

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery 2.8%
Ingersoll-Rand PLC	844,300	46,909,308
Xylem, Inc.	695,225	26,008,368
Total		72,917,676
Trading Companies & Distributors 0.8%
AerCap Holdings NV(a)	539,144	19,263,615
Total Industrials		226,147,705
INFORMATION TECHNOLOGY 8.2%
Communications Equipment 1.6%
F5 Networks, Inc.(a)	107,750	10,362,318
Harris Corp.	401,075	31,291,871
Total		41,654,189
Electronic Equipment, Instruments & Components 1.6%
Arrow Electronics, Inc.(a)	334,850	19,140,026
FLIR Systems, Inc.	696,225	21,555,126
Total		40,695,152
Semiconductors & Semiconductor Equipment 2.4%
Applied Materials, Inc.	1,098,500	20,728,695
Lam Research Corp.	180,000	13,194,000
NVIDIA Corp.	218,800	6,861,568
NXP Semiconductors NV(a)	185,450	13,211,458
Skyworks Solutions, Inc.	153,150	10,176,818
Total		64,172,539
Software 2.6%
Activision Blizzard, Inc.	1,186,700	37,582,789
Electronic Arts, Inc.(a)	274,575	17,638,698
Synopsys, Inc.(a)	292,500	13,089,375
Total		68,310,862
Total Information Technology		214,832,742
MATERIALS 8.0%
Chemicals 3.3%
Albemarle Corp.	399,600	22,465,512
Ashland, Inc.	184,675	17,597,680
International Flavors & Fragrances, Inc.	153,775	15,883,420
PPG Industries, Inc.	305,700	29,509,221
Total		85,455,833

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction Materials 0.7%
Summit Materials, Inc., Class A(a)	1,031,000	18,826,060
Containers & Packaging 2.5%
Bemis Co., Inc.	547,950	26,887,906
Packaging Corp. of America	237,425	11,515,113
Sealed Air Corp.	628,875	28,758,454
Total		67,161,473
Metals & Mining 1.5%
Steel Dynamics, Inc.	2,126,750	38,685,583
Total Materials		210,128,949
TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 1.0%
SBA Communications Corp., Class A(a)	267,525	25,385,447
Total Telecommunication Services		25,385,447
UTILITIES 11.9%
Electric Utilities 10.0%
Edison International	963,675	65,684,088
Great Plains Energy, Inc.	1,932,650	56,703,951
Pinnacle West Capital Corp.	627,800	43,211,474
Portland General Electric Co.	1,294,700	49,263,335
PPL Corp.	1,284,375	44,940,281
Total		259,803,129
Gas Utilities 0.5%
AGL Resources, Inc.	193,852	12,532,532

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 1.4%
CMS Energy Corp.	943,825	37,337,717
Total Utilities		309,673,378
Total Common Stocks (Cost: $2,228,236,456)		2,550,340,436

Convertible Preferred Stocks 0.8%

ENERGY 0.8%
Oil, Gas & Consumable Fuels 0.8%
Hess Corp., 8.000%	385,448	21,461,745
Total Energy		21,461,745
Total Convertible Preferred Stocks (Cost: $19,272,400)		21,461,745

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(b)(c)	40,921,720	40,921,720
Total Money Market Funds (Cost: $40,921,720)		40,921,720
Total Investments (Cost: $2,288,430,576)		2,612,723,901
Other Assets & Liabilities, Net		(2,273,090)
Net Assets		2,610,450,811

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	179,304,267	745,155,835	(883,538,382)	40,921,720	129,165	40,921,720

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	281,112,478	—	—	281,112,478
Consumer Staples	131,521,514	—	—	131,521,514
Energy	208,542,596	—	—	208,542,596
Financials	754,650,530	—	—	754,650,530
Health Care	188,345,097	—	—	188,345,097
Industrials	226,147,705	—	—	226,147,705
Information Technology	214,832,742	—	—	214,832,742
Materials	210,128,949	—	—	210,128,949
Telecommunication Services	25,385,447	—	—	25,385,447
Utilities	309,673,378	—	—	309,673,378
Total Common Stocks	2,550,340,436	—	—	2,550,340,436
Convertible Preferred Stocks
Energy	21,461,745	—	—	21,461,745
Money Market Funds	—	40,921,720	—	40,921,720
Total Investments	2,571,802,181	40,921,720	—	2,612,723,901

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	179,304,267	179,304,267	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,247,508,856)	$2,571,802,181
Affiliated issuers (identified cost $40,921,720)	40,921,720
Total investments (identified cost $2,288,430,576)	2,612,723,901
Receivable for:
Investments sold	22,512,529
Capital shares sold	1,480,262
Dividends	4,015,933
Prepaid expenses	6,048
Total assets	2,640,738,673
Liabilities
Payable for:
Investments purchased	26,527,552
Capital shares purchased	2,683,124
Investment management fees	156,551
Distribution and/or service fees	27,864
Transfer agent fees	569,299
Plan administration fees	1
Compensation of board members	172,884
Other expenses	150,587
Total liabilities	30,287,862
Net assets applicable to outstanding capital stock	$2,610,450,811
Represented by
Paid-in capital	$2,229,146,855
Undistributed net investment income	1,431,965
Accumulated net realized gain	55,578,666
Unrealized appreciation (depreciation) on:
Investments	324,293,325
Total — representing net assets applicable to outstanding capital stock	$2,610,450,811

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$837,676,126
Shares outstanding	65,020,500
Net asset value per share	$12.88
Maximum offering price per share(a)	$13.67
Class B
Net assets	$2,748,835
Shares outstanding	226,661
Net asset value per share	$12.13
Class C
Net assets	$99,371,797
Shares outstanding	8,145,938
Net asset value per share	$12.20
Class I
Net assets	$2,234
Shares outstanding	173
Net asset value per share(b)	$12.89
Class K
Net assets	$5,025
Shares outstanding	388
Net asset value per share(b)	$12.93
Class R
Net assets	$52,549,819
Shares outstanding	4,091,566
Net asset value per share	$12.84
Class R4
Net assets	$63,910,257
Shares outstanding	4,849,507
Net asset value per share	$13.18
Class R5
Net assets	$58,924,054
Shares outstanding	4,470,594
Net asset value per share	$13.18
Class W
Net assets	$281,171
Shares outstanding	21,826
Net asset value per share	$12.88
Class Y
Net assets	$44,147,191
Shares outstanding	3,425,987
Net asset value per share	$12.89

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class Z
Net assets	$1,450,834,302
Shares outstanding	112,382,332
Net asset value per share	$12.91

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA MID CAP VALUE FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$49,420,341
Dividends — affiliated issuers	129,165
Total income	49,549,506
Expenses:
Investment management fees	23,016,097
Distribution and/or service fees
Class A	2,499,530
Class B	56,294
Class C	1,250,054
Class R	330,775
Class W	973
Transfer agent fees
Class A	1,931,562
Class B	10,886
Class C	241,463
Class K	3
Class R	127,831
Class R4	113,076
Class R5	33,385
Class W	752
Class Z	3,579,678
Plan administration fees
Class K	14
Compensation of board members	41,009
Custodian fees	23,793
Printing and postage fees	311,223
Registration fees	150,958
Audit fees	26,073
Legal fees	29,444
Other	62,253
Total expenses	33,837,126
Expense reductions	(4,916)
Total net expenses	33,832,210
Net investment income	15,717,296
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	383,185,951
Options contracts written	32,274
Net realized gain	383,218,225
Net change in unrealized appreciation (depreciation) on:
Investments	(791,569,372)
Net change in unrealized depreciation	(791,569,372)
Net realized and unrealized loss	(408,351,147)
Net decrease in net assets from operations	$(392,633,851)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment income	$15,717,296	$20,044,514
Net realized gain	383,218,225	412,908,820
Net change in unrealized depreciation	(791,569,372)	(110,322,816)
Net increase (decrease) in net assets resulting from operations	(392,633,851)	322,630,518
Distributions to shareholders
Net investment income
Class A	(2,894,764)	(4,766,548)
Class B	—	(12,726)
Class C	—	(163,650)
Class I	(21)	(358,705)
Class K	(27)	(44)
Class R	(28,136)	(170,576)
Class R4	(313,226)	(111,541)
Class R5	(449,037)	(335,311)
Class W	(1,169)	(2,270)
Class Y	(277,579)	(143,886)
Class Z	(10,152,175)	(16,189,669)
Net realized gains
Class A	(138,790,436)	(172,737,080)
Class B	(706,465)	(1,889,298)
Class C	(18,200,240)	(21,894,748)
Class I	(395)	(6,596,744)
Class K	(830)	(974)
Class R	(9,070,971)	(10,764,812)
Class R4	(9,492,882)	(2,419,482)
Class R5	(9,124,575)	(6,259,682)
Class W	(54,382)	(81,199)
Class Y	(5,870,035)	(2,476,273)
Class Z	(247,781,294)	(370,349,851)
Total distributions to shareholders	(453,208,639)	(617,725,069)
Increase (decrease) in net assets from capital stock activity	(350,006,177)	230,753,029
Total decrease in net assets	(1,195,848,667)	(64,341,522)
Net assets at beginning of year	3,806,299,478	3,870,641,000
Net assets at end of year	$2,610,450,811	$3,806,299,478
Undistributed (excess of distributions over) net investment income	$1,431,965	$(169,198)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	8,526,155	132,322,357	13,415,112	241,409,995
Distributions reinvested	8,922,795	131,224,473	9,391,185	164,243,740
Redemptions	(17,183,718)	(269,026,144)	(17,000,791)	(305,632,557)
Net increase	265,232	(5,479,314)	5,805,506	100,021,178
Class B shares
Subscriptions	6,719	101,447	28,457	498,264
Distributions reinvested	46,480	655,848	103,025	1,732,090
Redemptions(a)	(391,091)	(5,938,818)	(403,330)	(6,952,178)
Net decrease	(337,892)	(5,181,523)	(271,848)	(4,721,824)
Class C shares
Subscriptions	736,957	10,983,540	1,199,715	20,665,929
Distributions reinvested	1,045,042	14,591,093	1,027,022	17,262,321
Redemptions	(2,040,473)	(29,633,792)	(1,205,653)	(20,857,272)
Net increase (decrease)	(258,474)	(4,059,159)	1,021,084	17,070,978
Class I shares
Subscriptions	—	—	2,050	36,815
Distributions reinvested	—	—	380,150	6,954,904
Redemptions	—	—	(5,083,873)	(93,280,205)
Net decrease	—	—	(4,701,673)	(86,288,486)
Class K shares
Distributions reinvested	30	449	28	490
Redemptions	—	—	(548)	(10,400)
Net increase (decrease)	30	449	(520)	(9,910)
Class R shares
Subscriptions	1,020,963	15,819,083	2,100,075	37,594,686
Distributions reinvested	580,991	8,540,344	563,949	9,798,979
Redemptions	(2,036,070)	(31,844,026)	(1,474,651)	(26,513,817)
Net increase (decrease)	(434,116)	(7,484,599)	1,189,373	20,879,848
Class R4 shares
Subscriptions	3,296,730	55,092,459	1,479,348	26,228,312
Distributions reinvested	655,311	9,806,108	143,482	2,531,020
Redemptions	(1,018,196)	(15,883,661)	(265,407)	(4,804,666)
Net increase	2,933,845	49,014,906	1,357,423	23,954,666
Class R5 shares
Subscriptions	1,934,097	29,660,205	2,742,088	49,385,390
Distributions reinvested	634,869	9,573,018	372,305	6,561,008
Redemptions	(2,215,655)	(34,902,596)	(487,196)	(8,921,619)
Net increase	353,311	4,330,627	2,627,197	47,024,779

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class W shares
Distributions reinvested	3,753	55,185	4,736	83,001
Redemptions	(10,548)	(163,053)	(10,721)	(195,568)
Net decrease	(6,795)	(107,868)	(5,985)	(112,567)
Class Y shares
Subscriptions	2,235,750	35,123,742	1,173,529	20,826,179
Distributions reinvested	423,848	6,147,145	151,708	2,619,536
Redemptions	(854,642)	(13,132,247)	(249,909)	(4,477,660)
Net increase	1,804,956	28,138,640	1,075,328	18,968,055
Class Z shares
Subscriptions	8,604,760	132,927,848	17,182,452	310,691,377
Distributions reinvested	14,227,858	209,768,433	18,119,784	317,379,875
Redemptions	(46,053,685)	(751,874,617)	(29,519,885)	(534,104,940)
Net increase (decrease)	(23,221,067)	(409,178,336)	5,782,351	93,966,312
Total net increase (decrease)	(18,900,970)	(350,006,177)	13,878,236	230,753,029

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$17.18		$18.64		$16.02		$13.91		$14.24
Income from investment operations:
Net investment income	0.06		0.07		0.05		0.11		0.07
Net realized and unrealized gain (loss)	(2.03)		1.44		4.60		2.10		(0.33)
Total from investment operations	(1.97)		1.51		4.65		2.21		(0.26)
Less distributions to shareholders:
Net investment income	(0.05)		(0.07)		(0.07)		(0.10)		(0.07)
Net realized gains	(2.28)		(2.90)		(1.96)		—		—
Total distributions to shareholders	(2.33)		(2.97)		(2.03)		(0.10)		(0.07)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.88		$17.18		$18.64		$16.02		$13.91
Total return	(12.77%)		8.50%		30.10%		16.03%		(1.75%)
Ratios to average net assets(b)
Total gross expenses	1.18%		1.16%		1.17%		1.19%		1.18%
Total net expenses(c)	1.18	%(d)	1.16	%(d)	1.17	%(d)	1.19	%(d)	1.18	%(d)
Net investment income	0.37%		0.39%		0.27%		0.75%		0.59%
Supplemental data
Net assets, end of period (in thousands)	$837,676		$1,112,701		$1,098,949		$991,510		$1,135,303
Portfolio turnover	47%		25%		48%		36%		39%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.38		$17.98		$15.56		$13.52		$13.89
Income from investment operations:
Net investment income (loss)	(0.06)		(0.07)		(0.08)		0.00	(a)	(0.02)
Net realized and unrealized gain (loss)	(1.91)		1.39		4.46		2.06		(0.34)
Total from investment operations	(1.97)		1.32		4.38		2.06		(0.36)
Less distributions to shareholders:
Net investment income	—		(0.02)		—		(0.02)		(0.01)
Net realized gains	(2.28)		(2.90)		(1.96)		—		—
Total distributions to shareholders	(2.28)		(2.92)		(1.96)		(0.02)		(0.01)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.13		$16.38		$17.98		$15.56		$13.52
Total return	(13.37%)		7.64%		29.16%		15.22%		(2.55%)
Ratios to average net assets(b)
Total gross expenses	1.93%		1.91%		1.92%		1.94%		1.93%
Total net expenses(c)	1.93	%(d)	1.91	%(d)	1.92	%(d)	1.94	%(d)	1.93	%(d)
Net investment income (loss)	(0.40%)		(0.40%)		(0.48%)		0.01%		(0.19%)
Supplemental data
Net assets, end of period (in thousands)	$2,749		$9,250		$15,034		$16,759		$22,740
Portfolio turnover	47%		25%		48%		36%		39%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.47		$18.05		$15.62		$13.57		$13.94
Income from investment operations:
Net investment income (loss)	(0.06)		(0.06)		(0.08)		0.00	(a)	(0.02)
Net realized and unrealized gain (loss)	(1.93)		1.40		4.47		2.07		(0.34)
Total from investment operations	(1.99)		1.34		4.39		2.07		(0.36)
Less distributions to shareholders:
Net investment income	—		(0.02)		—		(0.02)		(0.01)
Net realized gains	(2.28)		(2.90)		(1.96)		—		—
Total distributions to shareholders	(2.28)		(2.92)		(1.96)		(0.02)		(0.01)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.20		$16.47		$18.05		$15.62		$13.57
Total return	(13.42%)		7.73%		29.11%		15.24%		(2.54%)
Ratios to average net assets(b)
Total gross expenses	1.93%		1.91%		1.92%		1.94%		1.93%
Total net expenses(c)	1.93	%(d)	1.91	%(d)	1.92	%(d)	1.94	%(d)	1.93	%(d)
Net investment income (loss)	(0.38%)		(0.36%)		(0.49%)		0.00	%(a)	(0.17%)
Supplemental data
Net assets, end of period (in thousands)	$99,372		$138,393		$133,282		$115,248		$125,463
Portfolio turnover	47%		25%		48%		36%		39%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,			Year Ended February 29,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$17.19	$18.64	$16.03	$13.91	$14.24
Income from investment operations:
Net investment income	0.13	0.09	0.12	0.17	0.13
Net realized and unrealized gain (loss)	(2.03)	1.51	4.59	2.12	(0.33)
Total from investment operations	(1.90)	1.60	4.71	2.29	(0.20)
Less distributions to shareholders:
Net investment income	(0.12)	(0.15)	(0.14)	(0.17)	(0.13)
Net realized gains	(2.28)	(2.90)	(1.96)	—	—
Total distributions to shareholders	(2.40)	(3.05)	(2.10)	(0.17)	(0.13)
Proceeds from regulatory settlements	—	—	—	—	0.00 (a)
Net asset value, end of period	$12.89	$17.19	$18.64	$16.03	$13.91
Total return	(12.35%)	9.03%	30.59%	16.61%	(1.32%)
Ratios to average net assets(b)
Total gross expenses	0.72%	0.72%	0.73%	0.74%	0.73%
Total net expenses(c)	0.72%	0.72%	0.73%	0.74%	0.73%
Net investment income	0.83%	0.51%	0.69%	1.19%	1.03%
Supplemental data
Net assets, end of period (in thousands)	$2	$3	$87,662	$160,368	$143,562
Portfolio turnover	47%	25%	48%	36%	39%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,			Year Ended February 29,
Class K	2016	2015	2014	2013	2012(a)
Per share data
Net asset value, beginning of period	$17.24	$18.70	$16.07	$13.94	$14.06
Income from investment operations:
Net investment income	0.08	0.10	0.07	0.13	0.11
Net realized and unrealized gain (loss)	(2.04)	1.44	4.61	2.13	(0.15)
Total from investment operations	(1.96)	1.54	4.68	2.26	(0.04)
Less distributions to shareholders:
Net investment income	(0.07)	(0.10)	(0.09)	(0.13)	(0.08)
Net realized gains	(2.28)	(2.90)	(1.96)	—	—
Total distributions to shareholders	(2.35)	(3.00)	(2.05)	(0.13)	(0.08)
Proceeds from regulatory settlements	—	—	—	—	0.00	(b)
Net asset value, end of period	$12.93	$17.24	$18.70	$16.07	$13.94
Total return	(12.63%)	8.63%	30.26%	16.31%	(0.23%)
Ratios to average net assets(c)
Total gross expenses	1.02%	1.01%	1.03%	1.04%	1.05	%(d)
Total net expenses(e)	1.02%	1.01%	1.03%	1.01%	1.03	%(d)
Net investment income	0.53%	0.57%	0.40%	0.93%	0.86	%(d)
Supplemental data
Net assets, end of period (in thousands)	$5	$6	$16	$14	$12
Portfolio turnover	47%	25%	48%	36%	39%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$17.14		$18.61		$16.00		$13.89		$14.23
Income from investment operations:
Net investment income	0.02		0.03		0.00	(a)	0.07		0.01
Net realized and unrealized gain (loss)	(2.03)		1.44		4.59		2.11		(0.31)
Total from investment operations	(2.01)		1.47		4.59		2.18		(0.30)
Less distributions to shareholders:
Net investment income	(0.01)		(0.04)		(0.02)		(0.07)		(0.04)
Net realized gains	(2.28)		(2.90)		(1.96)		—		—
Total distributions to shareholders	(2.29)		(2.94)		(1.98)		(0.07)		(0.04)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.84		$17.14		$18.61		$16.00		$13.89
Total return	(13.02%)		8.25%		29.77%		15.76%		(2.04%)
Ratios to average net assets(b)
Total gross expenses	1.43%		1.41%		1.42%		1.44%		1.45%
Total net expenses(c)	1.43	%(d)	1.41	%(d)	1.42	%(d)	1.44	%(d)	1.43	%(d)
Net investment income	0.11%		0.15%		0.02%		0.50%		0.15%
Supplemental data
Net assets, end of period (in thousands)	$52,550		$77,556		$62,085		$58,923		$80,096
Portfolio turnover	47%		25%		48%		36%		39%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$17.52		$18.95		$16.26		$14.24
Income from investment operations:
Net investment income	0.10		0.12		0.09		0.06
Net realized and unrealized gain (loss)	(2.07)		1.47		4.67		2.00
Total from investment operations	(1.97)		1.59		4.76		2.06
Less distributions to shareholders:
Net investment income	(0.09)		(0.12)		(0.11)		(0.04)
Net realized gains	(2.28)		(2.90)		(1.96)		—
Total distributions to shareholders	(2.37)		(3.02)		(2.07)		(0.04)
Net asset value, end of period	$13.18		$17.52		$18.95		$16.26
Total return	(12.53%)		8.79%		30.40%		14.49%
Ratios to average net assets(b)
Total gross expenses	0.94%		0.92%		0.92%		0.85	%(c)
Total net expenses(d)	0.94	%(e)	0.92	%(e)	0.92	%(e)	0.85	%(c)
Net investment income	0.64%		0.68%		0.48%		1.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$63,910		$33,559		$10,580		$3
Portfolio turnover	47%		25%		48%		36%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$17.52	$18.96	$16.26	$14.24
Income from investment operations:
Net investment income	0.12	0.15	0.12	0.06
Net realized and unrealized gain (loss)	(2.07)	1.45	4.67	2.00
Total from investment operations	(1.95)	1.60	4.79	2.06
Less distributions to shareholders:
Net investment income	(0.11)	(0.14)	(0.13)	(0.04)
Net realized gains	(2.28)	(2.90)	(1.96)	—
Total distributions to shareholders	(2.39)	(3.04)	(2.09)	(0.04)
Net asset value, end of period	$13.18	$17.52	$18.96	$16.26
Total return	(12.40%)	8.87%	30.64%	14.52%
Ratios to average net assets(b)
Total gross expenses	0.79%	0.78%	0.80%	0.77	%(c)
Total net expenses(d)	0.79%	0.78%	0.80%	0.77	%(c)
Net investment income	0.76%	0.84%	0.67%	1.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$58,924	$72,152	$28,245	$3
Portfolio turnover	47%	25%	48%	36%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$17.18		$18.64		$16.03		$13.91		$14.24
Income from investment operations:
Net investment income	0.06		0.07		0.04		0.11		0.09
Net realized and unrealized gain (loss)	(2.03)		1.45		4.60		2.11		(0.35)
Total from investment operations	(1.97)		1.52		4.64		2.22		(0.26)
Less distributions to shareholders:
Net investment income	(0.05)		(0.08)		(0.07)		(0.10)		(0.07)
Net realized gains	(2.28)		(2.90)		(1.96)		—		—
Total distributions to shareholders	(2.33)		(2.98)		(2.03)		(0.10)		(0.07)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.88		$17.18		$18.64		$16.03		$13.91
Total return	(12.77%)		8.50%		30.02%		16.09%		(1.74%)
Ratios to average net assets(b)
Total gross expenses	1.18%		1.16%		1.16%		1.19%		1.19%
Total net expenses(c)	1.18	%(d)	1.16	%(d)	1.16	%(d)	1.19	%(d)	1.19	%(d)
Net investment income	0.37%		0.37%		0.21%		0.74%		0.69%
Supplemental data
Net assets, end of period (in thousands)	$281		$492		$645		$79,581		$77,367
Portfolio turnover	47%		25%		48%		36%		39%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,			Year Ended February 29,
Class Y	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$17.19	$18.65	$16.03	$13.91	$14.24
Income from investment operations:
Net investment income	0.13	0.16	0.12	0.18	0.13
Net realized and unrealized gain (loss)	(2.03)	1.43	4.60	2.09	(0.34)
Total from investment operations	(1.90)	1.59	4.72	2.27	(0.21)
Less distributions to shareholders:
Net investment income	(0.12)	(0.15)	(0.14)	(0.15)	(0.12)
Net realized gains	(2.28)	(2.90)	(1.96)	—	—
Total distributions to shareholders	(2.40)	(3.05)	(2.10)	(0.15)	(0.12)
Proceeds from regulatory settlements	—	—	—	—	0.00 (a)
Net asset value, end of period	$12.89	$17.19	$18.65	$16.03	$13.91
Total return	(12.35%)	8.97%	30.65%	16.50%	(1.40%)
Ratios to average net assets(b)
Total gross expenses	0.74%	0.73%	0.73%	0.77%	0.82%
Total net expenses(c)	0.74%	0.73%	0.73%	0.77%	0.82%
Net investment income	0.81%	0.88%	0.69%	1.19%	0.97%
Supplemental data
Net assets, end of period (in thousands)	$44,147	$27,860	$10,175	$4,975	$32
Portfolio turnover	47%	25%	48%	36%	39%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
29

COLUMBIA MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$17.21		$18.67		$16.05		$13.93		$14.26
Income from investment operations:
Net investment income	0.10		0.12		0.09		0.14		0.11
Net realized and unrealized gain (loss)	(2.03)		1.44		4.60		2.12		(0.33)
Total from investment operations	(1.93)		1.56		4.69		2.26		(0.22)
Less distributions to shareholders:
Net investment income	(0.09)		(0.12)		(0.11)		(0.14)		(0.11)
Net realized gains	(2.28)		(2.90)		(1.96)		—		—
Total distributions to shareholders	(2.37)		(3.02)		(2.07)		(0.14)		(0.11)
Proceeds from regulatory settlements	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.91		$17.21		$18.67		$16.05		$13.93
Total return	(12.51%)		8.76%		30.37%		16.36%		(1.50%)
Ratios to average net assets(b)
Total gross expenses	0.93%		0.91%		0.92%		0.94%		0.93%
Total net expenses(c)	0.93	%(d)	0.91	%(d)	0.92	%(d)	0.94	%(d)	0.93	%(d)
Net investment income	0.61%		0.64%		0.52%		1.01%		0.85%
Supplemental data
Net assets, end of period (in thousands)	$1,450,834		$2,334,328		$2,423,967		$2,298,515		$2,460,299
Portfolio turnover	47%		25%		48%		36%		39%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
30

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal

Annual Report 2016
31

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments,

Annual Report 2016
32

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to decrease the Fund's exposure to equity market risk and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Annual Report 2016
33

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.

Contracts and premiums associated with options contracts written for the year ended February 29, 2016 are as follows:

Calls
	Contracts	Premiums ($)
Balance at February 28, 2015	—	—
Opened	394	(37,019)
Closed	(394)	37,019
Expired	—	—
Exercised	—	—
Balance at February 29, 2016	—	—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

At February 29, 2016, the Fund had no outstanding derivatives.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written ($)
Equity risk	32,274

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2016:

Derivative Instrument	Average market value ($)*
Options contracts — Written	—

*Based on the ending quarterly outstanding amounts for the year ended February 29, 2016. While there was no market value of options outstanding at any quarter end, the Fund did enter into options during the year; the gain (loss) associated with this activity is presented in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment

Annual Report 2016
34

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax.

Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management

Annual Report 2016
35

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.82% to 0.65% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.72% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $8,110,237, and the administrative services fee paid to the Investment Manager was $618,630.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the "Global" business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $6,551.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American

Annual Report 2016
36

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class K	0.05
Class R	0.19
Class R4	0.19
Class R5	0.05
Class W	0.19
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $4,916.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $294,947 for Class A, $137 for Class B and $4,458 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits

Annual Report 2016
37

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 Through June 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	1.26%	1.28%
Class B	2.01	2.03
Class C	2.01	2.03
Class I	0.86	0.89
Class K	1.16	1.19
Class R	1.51	1.53
Class R4	1.01	1.03
Class R5	0.91	0.94
Class W	1.26	1.28
Class Y	0.86	0.89
Class Z	1.01	1.03

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities.

Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1
Paid-in capital	(1)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28, 2015
Ordinary income	$14,116,134	$107,032,132
Long-term capital gains	439,092,505	510,692,937
Total	$453,208,639	$617,725,069

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,601,268
Undistributed long-term capital gains	56,247,121
Net unrealized appreciation	323,624,870

At February 29, 2016, the cost of investments for federal income tax purposes was $2,289,099,031 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$510,368,789
Unrealized depreciation	(186,743,919)
Net unrealized appreciation	$323,624,870

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,446,762,461 and $2,090,348,657, respectively, for the year ended

Annual Report 2016
38

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, two unaffiliated shareholders of record owned 29.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of

Annual Report 2016
39

COLUMBIA MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
40

COLUMBIA MID CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
41

COLUMBIA MID CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$376,174,862

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
42

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
43

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
44

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
45

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
46

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
47

COLUMBIA MID CAP VALUE FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
48

COLUMBIA MID CAP VALUE FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
49

Columbia Mid Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN197_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	39
Federal Income Tax Information	40
Trustees and Officers	41
Important Information About This Report	47

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Select International Equity Fund (the Fund) Class A shares returned -16.65% excluding sales charges for the 12-month period that ended February 29, 2016.

■  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -15.18% for the same time period.

■  The Fund benefited from underweight positions relative to the benchmark in energy and financials. The Fund's overweight in Japanese stocks, however, was a significant negative, as Japanese exporters and financials underperformed due to the yen's appreciation and concerns about the impact of negative interest rates.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	06/03/92
Excluding sales charges		-16.65	-1.09	-0.06
Including sales charges		-21.47	-2.25	-0.65
Class B	06/07/93
Excluding sales charges		-17.25	-1.82	-0.81
Including sales charges		-21.39	-2.21	-0.81
Class C	06/17/92
Excluding sales charges		-17.22	-1.81	-0.80
Including sales charges		-18.05	-1.81	-0.80
Class I*	09/27/10	-16.25	-0.60	0.32
Class K*	03/07/11	-16.56	-0.91	0.10
Class R	01/23/06	-16.89	-1.32	-0.30
Class R4*	11/08/12	-16.45	-0.84	0.19
Class R5*	11/08/12	-16.26	-0.71	0.26
Class W*	09/27/10	-16.64	-1.07	-0.03
Class Y*	03/07/11	-16.24	-0.61	0.31
Class Z	12/02/91	-16.48	-0.83	0.20
MSCI EAFE Index (Net)		-15.18	0.56	1.49

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Simon Haines, CFA

William Davies

David Dudding, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
AstraZeneca PLC (United Kingdom)	3.4
UBS AG (Switzerland)	3.3
Unilever PLC (United Kingdom)	3.2
Roche Holding AG, Genusschein Shares (Switzerland)	3.2
ASML Holding NV (Netherlands)	3.0
Shimano, Inc. (Japan)	2.9
Continental AG (Germany)	2.8
Royal Dutch Shell PLC, Class A (United Kingdom)	2.5
Bayer AG, Registered Shares (Germany)	2.5
Berendsen PLC (United Kingdom)	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds and short term cash equivalents).

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -16.65% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned -15.18% over the same period. The Fund benefited from underweight positions relative to the benchmark in energy and financials. The Fund's overweight in Japanese stocks, however, was a significant negative, as Japanese exporters and financials underperformed due to the yen's appreciation and concerns about the impact of negative interest rates.

World's Investors on Interest-Rate Watch

For much of the period, the world's investors watched for signs of when the United States would finally lift interest rates from their historic lows. Volatility in emerging markets and slow growth in Europe complicated the decision by the Federal Reserve Board (the Fed), as did persistently underwhelming industrial production numbers in the United States itself. However, solid U.S. jobs figures and hints of rising wage growth eventually led the Fed to raise rates in December. Investors in most equity markets initially reacted to the news with relief, but a slump throughout global markets at the beginning of 2016 raised questions over whether the Fed had acted too soon. In the eurozone, an agreement early in the period between Greece and its creditors over terms of a further bailout was greeted with relief by investors. After an initial boost to markets from the European Central Bank's program of quantitative easing (QE) in early 2015, persistent sluggishness raised expectations of further action, which ultimately took place toward the end of the period under review. However, the extra stimulus — moving the deposit rate further into negative territory and extending QE by six months — left markets unimpressed.

Although Japanese stocks performed well for much of the period, with Japan's corporations generally exhibiting strong earnings, Japanese stocks fell sharply towards the end of the period. As markets convulsed early in 2016, and despite the Bank of Japan taking interest rates into negative territory, investors parked their cash in the traditional "safe haven" asset of the Japanese yen, spooking the country's export-dependent stock market. Elsewhere, China fared poorly as a stock-market surge through the first half of 2015 was followed by a prolonged slump. In an attempt to offset persistently worrying economic data, China's central banks undertook a series of stimulatory measures, including lowering banks' reserve requirements. The Chinese authorities also implemented broader measures as part of a five-year plan aimed at rebalancing the Chinese economy away from manufacturing and exporting and towards domestic consumption.

Detractors and Contributors

The three market sectors that detracted most from Fund performance were industrials, due to our overweight position; consumer discretionary, another overweight coupled with sub-par stock selection; and consumer staples, where we were underweight relative to the benchmark. Individual detractors included Methanex, Mitsubishi UFJ Financial Group, and Bayer. Because the price of methanol is closely correlated to the price of oil, the

Annual Report 2016
4

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

stock of methanol producer Methanex followed crude prices downwards during the period. We have sold the stock, which is consistent with our strategy of being underweight in the energy sector. Shares in the banking and financial holding company Mitsubishi UFJ Financial Group were weak along with the underperforming Japanese banking sector. Most notably, towards the end of the period, the stock fell heavily as the Bank of Japan's negative interest-rate policy announcement was set to impact earnings negatively. The Fund's position had been reduced prior to the announcement, but the stock is still in the Fund's portfolio. Bayer, the pharmaceutical and crop-science company, faced numerous problems during the period, including the adverse impact of El Niño on its agricultural-chemical businesses, and negative pricing policies on pharmaceuticals in the United States. The Fund still holds Bayer, as we believe there is a strong underpinning valuation, and the company's portfolio remains strong.

The three strongest-contributing market sectors to the Fund on a relative basis were energy and financials, where we had an underweight position; and information technology, which was an overweight. Asset allocation within these three sectors was positive, and particularly strong in energy. Among individual holdings, SCSK, Novo Nordisk and Shimadzu were the top performers. The Japanese software-services company SCSK benefited from strong spending on systems, particularly from financial sector clients. In addition, the stock benefited from positive earnings revisions throughout the year. Novo Nordisk, a Danish pharmaceutical company, which specializes in diabetes drugs, made good progress with the launch of its long-lasting insulin, Tresiba. The shares re-rated throughout calendar 2015. Finally, Shimadzu in Japan manufactures precision tooling and analysis equipment for medical and scientific research, such as chromatographs, x-ray and mass spectrometers. The Fund held the stock during the middle of the period under review, during which significant profits upgrades occurred thanks to strong trading across the company's range of products. We sold the position later in the period as the stock reached our price target and we had little conviction that the rating could expand further.

Portfolio Positioning

We increased the Fund's exposure to the consumer discretionary, telecommunication services and information technology sectors during the period. We also increased our weighting — though maintained our underweight — in energy toward the end of the period. At the same time, we reduced our weighting in materials, and moved to a zero weight in utilities. Among individual stocks, we added Roche to the portfolio; we consider it to be positively positioned, having attractive asset developments within immune-oncology. We also opened a new position in Shimano during the year. Shimano has a dominant position in the bicycle-component industry, which is expected to grow, supported by trends such as an increased awareness of health and wellness, and increased leisure-related spending. We also initiated a position in Royal Dutch Shell. Within the energy sector, we prefer defensive super-majors with strong balance sheets and cash flows, which may be used to acquire distressed assets.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at February 29, 2016)
Australia	5.5
Belgium	1.8
Canada	0.8
China	2.0
Denmark	2.2
France	6.6
Germany	8.6
Hong Kong	1.8
Ireland	3.4
Japan	28.5
Malta	0.0	(a)
Netherlands	4.0
Singapore	1.0
Spain	2.4
Switzerland	7.5
United Kingdom	23.4
United States(b)	0.5
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Annual Report 2016
5

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	16.9
Consumer Staples	9.6
Energy	3.1
Financials	18.5
Health Care	12.6
Industrials	17.3
Information Technology	14.2
Materials	5.4
Telecommunication Services	2.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. The value of the Fund's portfolio may be more volatile due to concentrated investments in similar industries, sectors or geographical regions. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund's prospectus for more information on these and other risks.

Meanwhile, we reduced our position in L'Oréal after recent gains. We sold Daikin, a Japanese manufacturer of air-conditioning units, on concerns about its significant exposure to the Chinese construction industry. We also sold the Japanese recruitment firm Recruit, switching the proceeds into FANUC, a Japanese company that manufactures automated products including robotics. We believe FANUC is the top company in its industry at this time and currently generates significant profit margins.

Annual Report 2016
6

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	881.80	1,017.80	6.64	7.12	1.42
Class B	1,000.00	1,000.00	879.20	1,014.07	10.14	10.87	2.17
Class C	1,000.00	1,000.00	879.50	1,014.07	10.14	10.87	2.17
Class I	1,000.00	1,000.00	884.10	1,019.99	4.59	4.92	0.98
Class K	1,000.00	1,000.00	882.50	1,018.60	5.90	6.32	1.26
Class R	1,000.00	1,000.00	880.20	1,016.56	7.81	8.37	1.67
Class R4	1,000.00	1,000.00	883.30	1,019.05	5.48	5.87	1.17
Class R5	1,000.00	1,000.00	883.80	1,019.79	4.78	5.12	1.02
Class W	1,000.00	1,000.00	882.50	1,017.80	6.65	7.12	1.42
Class Y	1,000.00	1,000.00	884.20	1,020.09	4.50	4.82	0.96
Class Z	1,000.00	1,000.00	883.30	1,019.05	5.48	5.87	1.17

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 97.7%

Issuer	Shares	Value ($)
AUSTRALIA 5.4%
BHP Billiton Ltd.	210,124	2,369,247
Commonwealth Bank of Australia	94,657	4,722,163
CSL Ltd.	16,755	1,225,212
Healthscope Ltd.	2,622,072	4,630,789
Rio Tinto Ltd.	58,000	1,664,121
Westpac Banking Corp.	228,358	4,670,550
Woodside Petroleum Ltd.	145,621	2,616,755
Woolworths Ltd.	146,636	2,389,540
Total		24,288,377
BELGIUM 1.8%
Anheuser-Busch InBev SA/NV	70,882	7,930,046
CANADA 0.8%
Canadian National Railway Co.	58,500	3,398,448
CHINA 2.0%
Alibaba Group Holding Ltd., ADR(a)	70,383	4,843,054
Baidu, Inc., ADR(a)	18,598	3,225,265
China Milk Products Group Ltd.(a)(b)(c)	7,426,000	5
NetEase, Inc., ADR	6,888	927,194
Total		8,995,518
DENMARK 2.1%
Novo Nordisk A/S, Class B	187,383	9,647,352
FRANCE 6.4%
Airbus Group SE	170,230	10,986,094
L'Oreal SA	47,602	8,011,898
Schneider Electric SE	166,963	9,951,907
Total		28,949,899
GERMANY 8.4%
Allianz SE, Registered Shares	27,320	4,052,297
Bayer AG, Registered Shares	107,360	11,129,799
Brenntag AG	99,289	4,792,406
Continental AG	61,897	12,319,816
TUI AG	371,776	5,522,396
Total		37,816,714

Common Stocks (continued)

Issuer	Shares	Value ($)
HONG KONG 1.7%
AIA Group Ltd.	818,000	4,176,150
BOC Hong Kong Holdings Ltd.	650,000	1,688,830
CK Hutchison Holdings Ltd.	164,000	1,977,326
Total		7,842,306
IRELAND 3.4%
Bank of Ireland(a)	38,092,651	10,802,098
CRH PLC	173,656	4,454,374
Total		15,256,472
JAPAN 28.0%
Alps Electric Co., Ltd.	274,900	4,511,257
Capcom Co., Ltd.	523,800	10,918,745
Dentsu, Inc.	212,800	9,890,854
FANUC Corp.	32,700	4,801,678
Hitachi High-Technologies Corp.	213,400	5,669,248
Japan Exchange Group, Inc.	562,800	8,717,517
Mazda Motor Corp.	400,500	5,573,653
Mitsubishi UFJ Financial Group, Inc.	1,931,800	8,336,314
Nomura Holdings, Inc.	889,000	3,756,704
OSG Corp.	319,000	5,384,175
Rakuten, Inc.	613,900	5,840,230
SCSK Corp.	237,800	9,126,673
Sekisui Chemical Co., Ltd.	688,900	7,630,075
Shimano, Inc.	82,600	12,916,988
Tadano Ltd.	766,000	6,557,853
Taiheiyo Cement Corp.	3,013,000	6,402,983
Yaskawa Electric Corp.	796,600	9,553,766
Total		125,588,713
MALTA —%
BGP Holdings PLC(a)(b)(c)	2,232,232	2
NETHERLANDS 3.9%
ASML Holding NV	146,821	13,375,083
ING Groep NV-CVA	346,979	4,136,455
Total		17,511,538
SINGAPORE 1.0%
DBS Group Holdings Ltd.	470,000	4,526,819

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
SPAIN 2.4%
Industria de Diseno Textil SA	342,622	10,571,586
SWITZERLAND 7.4%
Roche Holding AG, Genusschein Shares	54,382	13,944,379
Sika AG	1,304	4,951,840
UBS AG	938,121	14,331,667
Total		33,227,886
UNITED KINGDOM 23.0%
AstraZeneca PLC	258,745	14,711,386
Berendsen PLC	689,840	11,068,310
BT Group PLC	1,559,553	10,502,283
Diageo PLC	369,706	9,501,587
GKN PLC	1,073,233	4,079,992
Hays PLC	3,952,039	6,290,045
Legal & General Group PLC	2,311,669	7,270,946
Rio Tinto PLC	143,787	3,782,009

Common Stocks (continued)

Issuer	Shares	Value ($)
Royal Dutch Shell PLC, Class A	489,885	11,176,257
Unilever PLC	331,003	14,141,297
Wolseley PLC	206,655	10,597,754
Total		103,121,866
Total Common Stocks (Cost: $459,673,384)		438,673,542

Money Market Funds 0.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(d)(e)	2,355,893	2,355,893
Total Money Market Funds (Cost: $2,355,893)		2,355,893
Total Investments (Cost: $462,029,277)		441,029,435
Other Assets & Liabilities, Net		8,183,255
Net Assets		449,212,690

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at February 29, 2016 was $7, which represents less than 0.01% of net assets. Information concerning such security holdings at February 29, 2016 is as follows:

Security Description	Acquisition Dates	Cost ($)
BGP Holdings PLC	02/04/2009 – 05/14/2009	—
China Milk Products Group Ltd.	09/11/2006 – 07/02/2009	4,479,619

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 29, 2016, the value of these securities amounted to $7, which represents less than 0.01% of net assets.

(d)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	11,700,610	280,237,693	(289,582,410)	2,355,893	9,047	2,355,893

Abbreviation Legend

ADR  American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Australia	—	24,288,377	—	24,288,377
Belgium	—	7,930,046	—	7,930,046
Canada	3,398,448	—	—	3,398,448
China	8,995,513	—	5	8,995,518
Denmark	—	9,647,352	—	9,647,352
France	—	28,949,899	—	28,949,899
Germany	—	37,816,714	—	37,816,714
Hong Kong	—	7,842,306	—	7,842,306
Ireland	—	15,256,472	—	15,256,472
Japan	—	125,588,713	—	125,588,713
Malta	—	—	2	2
Netherlands	—	17,511,538	—	17,511,538
Singapore	—	4,526,819	—	4,526,819
Spain	—	10,571,586	—	10,571,586
Switzerland	—	33,227,886	—	33,227,886
United Kingdom	—	103,121,866	—	103,121,866
Total Common Stocks	12,393,961	426,279,574	7	438,673,542
Money Market Funds	—	2,355,893	—	2,355,893
Total Investments	12,393,961	428,635,467	7	441,029,435

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	11,700,610	11,700,610	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $459,673,384)	$438,673,542
Affiliated issuers (identified cost $2,355,893)	2,355,893
Total investments (identified cost $462,029,277)	441,029,435
Foreign currency (identified cost $51,927)	51,836
Receivable for:
Investments sold	5,559,563
Capital shares sold	164,015
Regulatory settlements (Note 6)	2,627,180
Dividends	1,359,895
Foreign tax reclaims	1,510,470
Expense reimbursement due from Investment Manager	2,396
Prepaid expenses	2,080
Trustees' deferred compensation plan	85,595
Total assets	452,392,465
Liabilities
Payable for:
Investments purchased	2,129,310
Capital shares purchased	587,000
Investment management fees	32,198
Distribution and/or service fees	8,242
Transfer agent fees	74,691
Plan administration fees	12
Compensation of board members	162,808
Other expenses	99,919
Trustees' deferred compensation plan	85,595
Total liabilities	3,179,775
Net assets applicable to outstanding capital stock	$449,212,690
Represented by
Paid-in capital	$1,221,473,661
Undistributed net investment income	5,362,923
Accumulated net realized loss	(756,446,136)
Unrealized appreciation (depreciation) on:
Investments	(20,999,842)
Foreign currency translations	(177,916)
Total — representing net assets applicable to outstanding capital stock	$449,212,690

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$210,841,059
Shares outstanding	18,475,428
Net asset value per share	$11.41
Maximum offering price per share(a)	$12.11
Class B
Net assets	$875,494
Shares outstanding	86,516
Net asset value per share	$10.12
Class C
Net assets	$7,886,369
Shares outstanding	789,010
Net asset value per share	$10.00
Class I
Net assets	$2,308
Shares outstanding	196
Net asset value per share(b)	$11.75
Class K
Net assets	$55,347
Shares outstanding	4,755
Net asset value per share	$11.64
Class R
Net assets	$807,938
Shares outstanding	71,353
Net asset value per share	$11.32
Class R4
Net assets	$21,801
Shares outstanding	1,859
Net asset value per share	$11.73
Class R5
Net assets	$59,121
Shares outstanding	5,015
Net asset value per share	$11.79
Class W
Net assets	$152,720,854
Shares outstanding	13,378,906
Net asset value per share	$11.42
Class Y
Net assets	$11,311,806
Shares outstanding	961,881
Net asset value per share	$11.76
Class Z
Net assets	$64,630,593
Shares outstanding	5,542,275
Net asset value per share	$11.66

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$14,014,674
Dividends — affiliated issuers	9,047
Foreign taxes withheld	(1,337,103)
Total income	12,686,618
Expenses:
Investment management fees	4,917,395
Distribution and/or service fees
Class A	636,855
Class B	15,431
Class C	100,564
Class R	6,605
Class W	466,437
Transfer agent fees
Class A	625,665
Class B	3,785
Class C	24,684
Class K	33
Class R	3,233
Class R4	19
Class R5	26
Class W	458,223
Class Z	246,363
Plan administration fees
Class K	167
Compensation of board members	11,921
Custodian fees	75,188
Printing and postage fees	172,933
Registration fees	134,559
Audit fees	63,788
Legal fees	10,078
Line of credit interest expense	333
Other	22,075
Total expenses	7,996,360
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(121,134)
Expense reductions	(14,642)
Total net expenses	7,860,584
Net investment income	4,826,034
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	36,101,088
Foreign currency translations	(565,806)
Forward foreign currency exchange contracts	42,973
Futures contracts	171,900
Net realized gain	35,750,155
Net change in unrealized appreciation (depreciation) on:
Investments	(136,807,335)
Foreign currency translations	(45,634)
Forward foreign currency exchange contracts	352,813
Futures contracts	(320,772)
Net change in unrealized depreciation	(136,820,928)
Net realized and unrealized loss	(101,070,773)
Net decrease in net assets from operations	$(96,244,739)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment income	$4,826,034	$6,349,396
Net realized gain	35,750,155	54,187,802
Net change in unrealized depreciation	(136,820,928)	(66,542,542)
Net decrease in net assets resulting from operations	(96,244,739)	(6,005,344)
Decrease in net assets from capital stock activity	(147,844,776)	(58,818,743)
Proceeds from regulatory settlements (Note 6)	2,627,180	633,636
Total decrease in net assets	(241,462,335)	(64,190,451)
Net assets at beginning of year	690,675,025	754,865,476
Net assets at end of year	$449,212,690	$690,675,025
Undistributed (excess of distributions over) net investment income	$5,362,923	$(3,529,736)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	624,022	8,266,914	586,691	7,782,084
Redemptions	(2,230,724)	(29,466,229)	(3,327,729)	(44,322,491)
Net decrease	(1,606,702)	(21,199,315)	(2,741,038)	(36,540,407)
Class B shares
Subscriptions	6,819	81,902	2,838	34,474
Redemptions(a)	(107,981)	(1,275,975)	(156,096)	(1,846,235)
Net decrease	(101,162)	(1,194,073)	(153,258)	(1,811,761)
Class C shares
Subscriptions	63,742	747,035	65,342	760,338
Redemptions	(188,505)	(2,136,186)	(169,333)	(2,010,481)
Net decrease	(124,763)	(1,389,151)	(103,991)	(1,250,143)
Class I shares
Redemptions	—	—	(1,134)	(15,898)
Net decrease	—	—	(1,134)	(15,898)
Class K shares
Redemptions	(2,617)	(36,039)	(507)	(7,101)
Net decrease	(2,617)	(36,039)	(507)	(7,101)
Class R shares
Subscriptions	29,344	364,529	40,197	528,291
Redemptions	(72,757)	(923,213)	(43,395)	(585,626)
Net decrease	(43,413)	(558,684)	(3,198)	(57,335)
Class R4 shares
Subscriptions	1,679	21,376	—	—
Redemptions	—	—	(285)	(4,033)
Net increase (decrease)	1,679	21,376	(285)	(4,033)
Class R5 shares
Subscriptions	2,692	36,346	6,031	81,262
Redemptions	(1,899)	(26,403)	(2,817)	(37,545)
Net increase	793	9,943	3,214	43,717
Class W shares
Subscriptions	2,897,840	38,249,148	11,495,335	150,023,731
Redemptions	(4,538,092)	(59,173,866)	(8,468,053)	(115,361,849)
Net increase (decrease)	(1,640,252)	(20,924,718)	3,027,282	34,661,882
Class Y shares
Redemptions	(146,628)	(2,000,007)	(21)	(300)
Net decrease	(146,628)	(2,000,007)	(21)	(300)
Class Z shares
Subscriptions	97,216	1,308,059	145,230	1,972,107
Redemptions	(7,403,059)	(101,882,167)	(4,106,022)	(55,809,471)
Net decrease	(7,305,843)	(100,574,108)	(3,960,792)	(53,837,364)
Total net decrease	(10,968,908)	(147,844,776)	(3,933,728)	(58,818,743)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$13.69		$13.88		$12.02		$11.68		$12.46
Income from investment operations:
Net investment income	0.10		0.12		0.15		0.17		0.14
Net realized and unrealized gain (loss)	(2.44)		(0.32)		1.71		0.56		(0.94)
Total from investment operations	(2.34)		(0.20)		1.86		0.73		(0.80)
Less distributions to shareholders:
Net investment income	—		—		—		(0.39)		—
Total distributions to shareholders	—		—		—		(0.39)		—
Proceeds from regulatory settlements	0.06		0.01		—		—		0.02
Net asset value, end of period	$11.41		$13.69		$13.88		$12.02		$11.68
Total return	(16.65	%)(a)	(1.37	%)(b)	15.47%		6.41%		(6.26	%)(c)
Ratios to average net assets(d)
Total gross expenses	1.45	%(e)	1.49%		1.42	%(e)	1.39	%(e)	1.36%
Total net expenses(f)	1.42	%(e)(g)	1.47	%(g)	1.42	%(e)(g)	1.38	%(e)(g)	1.32	%(g)
Net investment income	0.78%		0.94%		1.20%		1.46%		1.20%
Supplemental data
Net assets, end of period (in thousands)	$210,841		$274,993		$316,823		$313,239		$356,708
Portfolio turnover	131%		96%		125%		100%		112%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.23		$12.50		$10.90		$10.55		$11.34
Income from investment operations:
Net investment income	0.02		0.04		0.06		0.09		0.06
Net realized and unrealized gain (loss)	(2.18)		(0.32)		1.54		0.49		(0.87)
Total from investment operations	(2.16)		(0.28)		1.60		0.58		(0.81)
Less distributions to shareholders:
Net investment income	—		—		—		(0.23)		—
Total distributions to shareholders	—		—		—		(0.23)		—
Proceeds from regulatory settlements	0.05		0.01		—		—		0.02
Net asset value, end of period	$10.12		$12.23		$12.50		$10.90		$10.55
Total return	(17.25	%)(a)	(2.16	%)(b)	14.68%		5.59%		(6.97	%)(c)
Ratios to average net assets(d)
Total gross expenses	2.20	%(e)	2.24%		2.17	%(e)	2.13	%(e)	2.11%
Total net expenses(f)	2.18	%(e)(g)	2.22	%(g)	2.17	%(e)(g)	2.12	%(e)(g)	2.06	%(g)
Net investment income	0.16%		0.33%		0.52%		0.91%		0.62%
Supplemental data
Net assets, end of period (in thousands)	$875		$2,296		$4,260		$6,566		$11,838
Portfolio turnover	131%		96%		125%		100%		112%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.20%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.08		$12.34		$10.77		$10.42		$11.20
Income from investment operations:
Net investment income	0.00	(a)	0.02		0.05		0.07		0.05
Net realized and unrealized gain (loss)	(2.13)		(0.29)		1.52		0.51		(0.85)
Total from investment operations	(2.13)		(0.27)		1.57		0.58		(0.80)
Net investment income	—		—		—		(0.23)		—
Total distributions to shareholders	—		—		—		(0.23)		—
Proceeds from regulatory settlements	0.05		0.01		—		—		0.02
Net asset value, end of period	$10.00		$12.08		$12.34		$10.77		$10.42
Total return	(17.22	%)(b)	(2.11	%)(c)	14.58%		5.64%		(6.96	%)(d)
Ratios to average net assets(e)
Total gross expenses	2.20	%(f)	2.24%		2.17	%(f)	2.14	%(f)	2.10%
Total net expenses(g)	2.18	%(f)(h)	2.22	%(h)	2.17	%(f)(h)	2.13	%(f)(h)	2.07	%(h)
Net investment income	0.02%		0.19%		0.45%		0.72%		0.48%
Supplemental data
Net assets, end of period (in thousands)	$7,886		$11,042		$12,562		$12,619		$15,058
Portfolio turnover	131%		96%		125%		100%		112%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class I	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$14.03		$14.15		$12.20		$11.89		$12.62
Income from investment operations:
Net investment income	0.16		0.27		0.30		0.22		0.22
Net realized and unrealized gain (loss)	(2.50)		(0.40)		1.65		0.58		(0.97)
Total from investment operations	(2.34)		(0.13)		1.95		0.80		(0.75)
Less distributions to shareholders:
Net investment income	—		—		—		(0.49)		—
Total distributions to shareholders	—		—		—		(0.49)		—
Proceeds from regulatory settlements	0.06		0.01		—		—		0.02
Net asset value, end of period	$11.75		$14.03		$14.15		$12.20		$11.89
Total return	(16.25	%)(a)	(0.85	%)(b)	15.98%		6.96%		(5.78	%)(c)
Ratios to average net assets(d)
Total gross expenses	1.00	%(e)	0.95%		0.93	%(e)	0.93	%(e)	0.84%
Total net expenses(f)	0.98	%(e)	0.95%		0.93	%(e)	0.93	%(e)	0.84%
Net investment income	1.20%		1.98%		2.38%		1.90%		1.87%
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$19		$24,204		$78,467
Portfolio turnover	131%		96%		125%		100%		112%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class K	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$13.95		$14.11		$12.20		$11.85		$12.54
Income from investment operations:
Net investment income	0.14		0.15		0.17		0.18		0.15
Net realized and unrealized gain (loss)	(2.51)		(0.32)		1.74		0.58		(0.86)
Total from investment operations	(2.37)		(0.17)		1.91		0.76		(0.71)
Less distributions to shareholders:
Net investment income	—		—		—		(0.41)		—
Total distributions to shareholders	—		—		—		(0.41)		—
Proceeds from regulatory settlements	0.06		0.01		—		—		0.02
Net asset value, end of period	$11.64		$13.95		$14.11		$12.20		$11.85
Total return	(16.56	%)(b)	(1.13	%)(c)	15.66%		6.64%		(5.50	%)(d)
Ratios to average net assets(e)
Total gross expenses	1.25	%(f)	1.25%		1.24	%(f)	1.24	%(f)	1.21	%(g)
Total net expenses(h)	1.25	%(f)	1.25%		1.24	%(f)	1.24	%(f)	1.21	%(g)
Net investment income	1.06%		1.12%		1.32%		1.61%		1.33	%(g)
Supplemental data
Net assets, end of period (in thousands)	$55		$103		$111		$122		$135
Portfolio turnover	131%		96%		125%		100%		112%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$13.62		$13.84		$12.01		$11.64		$12.45
Income from investment operations:
Net investment income	0.07		0.10		0.11		0.14		0.11
Net realized and unrealized gain (loss)	(2.43)		(0.33)		1.72		0.57		(0.94)
Total from investment operations	(2.36)		(0.23)		1.83		0.71		(0.83)
Less distributions to shareholders:
Net investment income	—		—		—		(0.34)		—
Total distributions to shareholders	—		—		—		(0.34)		—
Proceeds from regulatory settlements	0.06		0.01		—		—		0.02
Net asset value, end of period	$11.32		$13.62		$13.84		$12.01		$11.64
Total return	(16.89	%)(a)	(1.59	%)(b)	15.24%		6.20%		(6.51	%)(c)
Ratios to average net assets(d)
Total gross expenses	1.70	%(e)	1.74%		1.67	%(e)	1.64	%(e)	1.62%
Total net expenses(f)	1.67	%(e)(g)	1.72	%(g)	1.67	%(e)(g)	1.63	%(e)(g)	1.57	%(g)
Net investment income	0.54%		0.72%		0.87%		1.22%		0.98%
Supplemental data
Net assets, end of period (in thousands)	$808		$1,563		$1,632		$1,673		$1,899
Portfolio turnover	131%		96%		125%		100%		112%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$14.04		$14.20		$12.27		$11.62
Income from investment operations:
Net investment income	0.15		0.24		0.18		0.02
Net realized and unrealized gain (loss)	(2.52)		(0.41)		1.75		0.92
Total from investment operations	(2.37)		(0.17)		1.93		0.94
Less distributions to shareholders:
Net investment income	—		—		—		(0.29)
Total distributions to shareholders	—		—		—		(0.29)
Proceeds from regulatory settlements	0.06		0.01		—		—
Net asset value, end of period	$11.73		$14.04		$14.20		$12.27
Total return	(16.45	%)(b)	(1.13	%)(c)	15.73%		8.17%
Ratios to average net assets(d)
Total gross expenses	1.21	%(e)	1.25%		1.19	%(e)	1.25	%(f)
Total net expenses(g)	1.18	%(e)(h)	1.21	%(i)	1.19	%(e)(h)	1.25	%(f)
Net investment income	1.16%		1.77%		1.35%		0.55	%(f)
Supplemental data
Net assets, end of period (in thousands)	$22		$3		$7		$3
Portfolio turnover	131%		96%		125%		100%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R5	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$14.08		$14.21		$12.26		$11.62
Income from investment operations:
Net investment income	0.17		0.12		0.32		0.03
Net realized and unrealized gain (loss)	(2.52)		(0.26)		1.63		0.92
Total from investment operations	(2.35)		(0.14)		1.95		0.95
Less distributions to shareholders:
Net investment income	—		—		—		(0.31)
Total distributions to shareholders	—		—		—		(0.31)
Proceeds from regulatory settlements	0.06		0.01		—		—
Net asset value, end of period	$11.79		$14.08		$14.21		$12.26
Total return	(16.26	%)(b)	(0.91	%)(c)	15.91%		8.20%
Ratios to average net assets(d)
Total gross expenses	1.01	%(e)	1.01%		1.04	%(e)	1.05	%(f)
Total net expenses(g)	1.01	%(e)	1.01%		1.04	%(e)	1.05	%(f)
Net investment income	1.23%		0.86%		2.45%		0.75	%(f)
Supplemental data
Net assets, end of period (in thousands)	$59		$59		$14		$3
Portfolio turnover	131%		96%		125%		100%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$13.70		$13.88		$12.02		$11.68		$12.46
Income from investment operations:
Net investment income	0.10		0.13		0.13		0.16		0.12
Net realized and unrealized gain (loss)	(2.44)		(0.32)		1.73		0.57		(0.92)
Total from investment operations	(2.34)		(0.19)		1.86		0.73		(0.80)
Less distributions to shareholders:
Net investment income	—		—		—		(0.39)		—
Total distributions to shareholders	—		—		—		(0.39)		—
Proceeds from regulatory settlements	0.06		0.01		—		—		0.02
Net asset value, end of period	$11.42		$13.70		$13.88		$12.02		$11.68
Total return	(16.64	%)(a)	(1.30	%)(b)	15.47%		6.40%		(6.26	%)(c)
Ratios to average net assets(d)
Total gross expenses	1.45	%(e)	1.48%		1.41	%(e)	1.40	%(e)	1.38%
Total net expenses(f)	1.42	%(e)(g)	1.47	%(g)	1.41	%(e)(g)	1.39	%(e)(g)	1.33	%(g)
Net investment income	0.78%		0.98%		1.05%		1.42%		1.06%
Supplemental data
Net assets, end of period (in thousands)	$152,721		$205,715		$166,486		$270,144		$232,777
Portfolio turnover	131%		96%		125%		100%		112%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Y	2016		2015		2014		2013		2012(a)
Per share data
Net asset value, beginning of period	$14.04		$14.16		$12.21		$11.89		$12.55
Income from investment operations:
Net investment income	0.17		0.19		0.22		0.21		0.18
Net realized and unrealized gain (loss)	(2.51)		(0.32)		1.73		0.59		(0.86)
Total from investment operations	(2.34)		(0.13)		1.95		0.80		(0.68)
Less distributions to shareholders:
Net investment income	—		—		—		(0.48)		—
Total distributions to shareholders	—		—		—		(0.48)		—
Proceeds from regulatory settlements	0.06		0.01		—		—		0.02
Net asset value, end of period	$11.76		$14.04		$14.16		$12.21		$11.89
Total return	(16.24	%)(b)	(0.85	%)(c)	15.97%		6.98%		(5.26	%)(d)
Ratios to average net assets(e)
Total gross expenses	0.95	%(f)	0.96%		0.94	%(f)	0.95	%(f)	0.88	%(g)
Total net expenses(h)	0.95	%(f)	0.96%		0.94	%(f)	0.95	%(f)	0.88	%(g)
Net investment income	1.26%		1.41%		1.67%		1.79%		1.64	%(g)
Supplemental data
Net assets, end of period (in thousands)	$11,312		$15,568		$15,701		$14,990		$12,780
Portfolio turnover	131%		96%		125%		100%		112%

Notes to Financial Highlights

(a)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(d)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$13.96		$14.11		$12.19		$11.86		$12.62
Income from investment operations:
Net investment income	0.16		0.17		0.19		0.23		0.18
Net realized and unrealized gain (loss)	(2.52)		(0.33)		1.73		0.54		(0.96)
Total from investment operations	(2.36)		(0.16)		1.92		0.77		(0.78)
Less distributions to shareholders:
Net investment income	—		—		—		(0.44)		—
Total distributions to shareholders	—		—		—		(0.44)		—
Proceeds from regulatory settlements	0.06		0.01		—		—		0.02
Net asset value, end of period	$11.66		$13.96		$14.11		$12.19		$11.86
Total return	(16.48	%)(a)	(1.06	%)(b)	15.75%		6.72%		(6.02	%)(c)
Ratios to average net assets(d)
Total gross expenses	1.19	%(e)	1.24%		1.17	%(e)	1.13	%(e)	1.11%
Total net expenses(f)	1.17	%(e)(g)	1.22	%(g)	1.17	%(e)(g)	1.12	%(e)(g)	1.08	%(g)
Net investment income	1.20%		1.23%		1.50%		2.00%		1.53%
Supplemental data
Net assets, end of period (in thousands)	$64,631		$179,330		$237,249		$301,958		$1,093,867
Portfolio turnover	131%		96%		125%		100%		112%

Notes to Financial Highlights

(a)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.44%.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.10%.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include line of credit interest expense which is less than 0.01%.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
28

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Select International Equity Fund (formerly known as Columbia Multi-Advisor International Equity Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective May 1, 2015, Columbia Multi-Advisor International Equity Fund was renamed Columbia Select International Equity Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report 2016
29

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain

Annual Report 2016
30

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties.

An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition

Annual Report 2016
31

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity risk	—	171,900	171,900
Foreign exchange risk	42,973	—	42,973
Total	42,973	171,900	214,873

Annual Report 2016
32

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity risk	—	(320,772)	(320,772)
Foreign exchange risk	352,813	—	352,813
Total	352,813	(320,772)	32,041

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2016:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Long	181,278
Derivative Instrument	Average Unrealized Appreciation ($)*	Average Unrealized Depreciation ($)*
Forward foreign currency exchange contracts	61,141	(65,407)

*Based on the ending daily outstanding amounts for the year ended February 29, 2016.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the

Annual Report 2016
33

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.67% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.87% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,683,225, and the administrative services fee paid to the Investment Manager was $170,243.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund's assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $2,195.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment

Annual Report 2016
34

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.25%
Class B	0.25
Class C	0.25
Class K	0.05
Class R	0.25
Class R4	0.25
Class R5	0.05
Class W	0.25
Class Z	0.25

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $14,642.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares

Annual Report 2016
35

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

were $72,626 for Class A, $193 for Class B and $255 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through June 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	1.42%	1.49%
Class B	2.17	2.24
Class C	2.17	2.24
Class I	0.98	1.05
Class K	1.28	1.35
Class R	1.67	1.74
Class R4	1.17	1.24
Class R5	1.03	1.10
Class W	1.42	1.49
Class Y	0.98	1.05
Class Z	1.17	1.24

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$4,066,625
Accumulated net realized loss	(2,496,320)
Paid-in capital	(1,570,305)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended February 29, 2016 and February 28, 2015, there were no distributions.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,609,414
Capital loss carryforwards	(736,919,560)
Net unrealized depreciation	(22,804,942)

At February 29, 2016, the cost of investments for federal income tax purposes was $463,834,377 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$34,173,029
Unrealized depreciation	(56,977,971)
Net unrealized depreciation	(22,804,942)

The following capital loss carryforwards, determined at February 29, 2016, may be available to reduce taxable income arising from future net realized gains on

Annual Report 2016
36

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	183,398,480
2018	553,521,080
Total	736,919,560

For the year ended February 29, 2016, $46,800,013 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat post-October capital losses of $17,721,480 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $728,372,281 and $871,303,166, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended February 29, 2016, the Fund recorded a receivable of $2,627,180 and during the year ended February 28, 2015, the Fund received $633,636 as a result of regulatory settlement proceedings brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. These amounts represented the Fund's portion of the proceeds from the settlements (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended February 29, 2016, the average daily loan balance outstanding on days when borrowing existed was $2,550,000 at a weighted average interest rate of 1.17%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at February 29, 2016.

Note 9. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, affiliated shareholders of record owned 62.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption

Annual Report 2016
37

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of

$10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
38

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Select International Equity Fund (formerly known as Columbia Multi-Advisor International Equity Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select International Equity Fund (formerly known as Columbia Multi-Advisor International Equity Fund) (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
39

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Foreign Taxes Paid	$934,706
Foreign Taxes Paid Per Share	$0.02
Foreign Source Income	$14,014,590
Foreign Source Income Per Share	$0.36

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2016
40

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
41

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
42

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
43

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
44

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
45

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
46

COLUMBIA SELECT INTERNATIONAL EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
47

Columbia Select International Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN201_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA SMALL CAP VALUE FUND II

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

Get the market insight you need from our investment experts and subscribe to our latest publications

Stay informed with Columbia Threadneedle Investments

Investor insight

Find economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiathreadneedle.com/us.

Subscribe to the latest information from Columbia Threadneedle. Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive, including:

■  Columbia Threadneedle Investor Newsletter, highlighting the latest macro- and micro-economic trends, investment themes, products, service changes and other items of interest to our investors

■  Investment Strategy Outlook, showcasing the Columbia Threadneedle Asset Allocation Team's perspective on global economic investment conditions and markets

■  MarketTrack, featuring straightforward insight on current investment opportunities

■  White papers that delve deep into a variety of investment topics

■  Quarterly portfolio manager commentary and fund fact sheets

Update your subscriptions at any time by accessing the email subscription center.

Social media

We offer you multiple ways to access our market commentary and investment insights.

■  Perspectives blog at columbiathreadneedle.com/us
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

■  Twitter.com/CTinvest_US
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

■  Youtube.com/CTInvestUS
View our commentaries on the economy, markets and current investment opportunities.

■  Linkedin.com/company/Columbia-Threadneedle-Investments-US
Connect with us on LinkedIn for updates from our thought leaders.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SMALL CAP VALUE FUND II

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Annual Report 2016

COLUMBIA SMALL CAP VALUE FUND II

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Small Cap Value Fund II (the Fund) Class A shares returned -10.48% excluding sales charges for the 12-month period that ended February 29, 2016.

■  Despite a difficult period for stocks worldwide, and particularly for small-cap value stocks, the Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -13.35% for the same time period.

■  Stock selection, especially in the utilities and health care sectors, generally accounted for the Fund's performance advantage over its benchmark.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	05/01/02
Excluding sales charges		-10.48	6.34	5.36
Including sales charges		-15.61	5.09	4.73
Class B	05/01/02
Excluding sales charges		-11.17	5.55	4.56
Including sales charges		-15.10	5.26	4.56
Class C	05/01/02
Excluding sales charges		-11.18	5.55	4.57
Including sales charges		-11.96	5.55	4.57
Class I*	09/27/10	-10.05	6.85	5.64
Class R	01/23/06	-10.73	6.07	5.09
Class R4*	11/08/12	-10.22	6.53	5.45
Class R5*	11/08/12	-10.10	6.63	5.50
Class Y*	11/08/12	-10.05	6.66	5.52
Class Z	05/01/02	-10.22	6.63	5.63
Russell 2000 Value Index		-13.35	5.27	4.08

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
3

COLUMBIA SMALL CAP VALUE FUND II

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
4

COLUMBIA SMALL CAP VALUE FUND II

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -10.48% excluding sales charges. Despite a difficult market for stocks worldwide, and for small-cap value stocks in particular, the Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -13.35% for the same time period. Stock selection, especially in the utilities and health care sectors, generally accounted for the Fund's performance advantage over its benchmark.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious over the 12-month period that ended February 29, 2016, as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising U.S. dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of U.S. growth.

Despite these setbacks, the U.S. economy continued to expand for the seventh consecutive year. U.S. labor markets recovered and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the period as new industry regulation led to longer closing periods. Manufacturing activity softened, putting a damper on growth.

Modest stock market gains in the first half of the period were wiped out in the second half. The S&P 500 Index, a broad measure of U.S. stock market performance, returned -6.19%, including dividends. Large-cap stocks held up better than mid- and small-cap stocks and growth stocks outperformed value stocks. Small companies tend to lag large companies in turbulent times, which have marked the market over the past six to eight months. Growth stocks also benefited as valuations between growth and value stocks narrowed over the year.

In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. Mixed economic signals early in 2016 put additional rate hikes on hold — at least for now.

Contributors and Detractors

Utilities and health care were the top contributors to relative performance for the period. Within utilities, Avista, an electricity and natural gas utility company that generates, transmits, and distributes electricity and also distributes natural gas in the United States and Canada, generated positive results. PharMerica was the largest contributor to overall performance in health care. PharMerica operates as an institutional pharmacy services company. It offers services to health facilities, pharmacy management to hospitals, specialty infusion services to patients outside hospitals and oncology pharmacy services.

Portfolio Management

Christian Stadlinger, Ph.D., CFA

Jarl Ginsberg, CFA, CAIA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
Avista Corp.	1.6
Argo Group International Holdings Ltd.	1.5
Independent Bank Corp.	1.4
Southwest Gas Corp.	1.3
Community Bank System, Inc.	1.3
AMERISAFE, Inc.	1.3
Renasant Corp.	1.3
TreeHouse Foods, Inc.	1.3
American Assets Trust, Inc.	1.3
VCA, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2016
5

COLUMBIA SMALL CAP VALUE FUND II

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	95.9
Exchange-Traded Funds	0.3
Money Market Funds	3.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	13.0
Consumer Staples	4.8
Energy	4.4
Financials	35.1
Health Care	6.6
Industrials	13.8
Information Technology	11.1
Materials	4.7
Utilities	6.5
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

Within energy, which was down more than 53% for the period, the Fund outperformed its benchmark due to strong stock selection. Even though financials lost ground, the Fund held up better than the benchmark in the financials sector because of a slight underweight and strong stock selection.

Stock selection and an overweight in the underperforming materials sector was the major detractor from Fund results for the year. Energy and industrials also weighed on performance. Within materials, the hardest hit industry was metals and mining, as commodity prices sold off precipitously. The two largest individual detractors in the materials sector were AK Steel, an American steel company, and Carpenter Technology, an international developer, manufacturer and distributor of cast wrought and powder metallurgy specialty alloys/metals. A sharp decline in commodity prices drove the energy sector down. The Fund's position in Helix Energy Solutions, an American oil and gas service company, was the largest detractor in the energy sector and was ultimately sold from the Fund's portfolio.

Strategy and Positioning at Period's End

The Fund focuses on small-cap value companies with strong underlying earnings prospects and attractively priced shares. We seek those companies in which we believe the valuation gap is likely to shrink in the near term and look for upward inflection points and improving operating performance/metrics. As we do this, three types of opportunities typically come to light:

1. Companies with compressed near term operating fundamentals that we believe are poised to expand within a reasonable timeframe

2. Opportunities in industries that may be out of favor

3. "Out-of-the-limelight" companies we believe have been missed by the Wall Street research community.

At the end of the period, the Fund was overweight in health care, energy, materials and consumer discretionary stocks. The Fund was underweight relative to its benchmark in information technology, consumer staples, financials, utilities, industrials and telecommunication services.

Annual Report 2016
6

COLUMBIA SMALL CAP VALUE FUND II

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	928.90	1,018.45	6.19	6.47	1.29
Class B	1,000.00	1,000.00	925.10	1,014.72	9.76	10.22	2.04
Class C	1,000.00	1,000.00	925.10	1,014.72	9.76	10.22	2.04
Class I	1,000.00	1,000.00	931.20	1,020.89	3.84	4.02	0.80
Class R	1,000.00	1,000.00	927.60	1,017.21	7.38	7.72	1.54
Class R4	1,000.00	1,000.00	930.60	1,019.69	4.99	5.22	1.04
Class R5	1,000.00	1,000.00	931.30	1,020.44	4.27	4.47	0.89
Class Y	1,000.00	1,000.00	931.20	1,020.69	4.03	4.22	0.84
Class Z	1,000.00	1,000.00	930.60	1,019.69	4.99	5.22	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
7

COLUMBIA SMALL CAP VALUE FUND II

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 96.3%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.6%
Auto Components 1.6%
Tenneco, Inc.(a)	270,000	12,290,400
Tower International, Inc.	465,873	9,997,634
Total		22,288,034
Diversified Consumer Services 0.9%
Nord Anglia Education, Inc.(a)	650,000	12,603,500
Hotels, Restaurants & Leisure 1.4%
Penn National Gaming, Inc.(a)	680,000	9,411,200
Red Robin Gourmet Burgers, Inc.(a)	151,000	9,830,100
Total		19,241,300
Household Durables 1.8%
CalAtlantic Group, Inc.	356,685	10,821,823
Helen of Troy Ltd.(a)	145,000	13,827,200
Total		24,649,023
Media 2.0%
AMC Entertainment Holdings, Inc., Class A	385,000	9,251,550
EW Scripps Co. (The), Class A	360,000	6,213,600
Sinclair Broadcast Group, Inc., Class A	390,100	12,042,387
Total		27,507,537
Multiline Retail 0.8%
JCPenney Co., Inc.(a)	1,170,000	11,934,000
Specialty Retail 3.7%
American Eagle Outfitters, Inc.	765,000	11,673,900
Children's Place, Inc. (The)	144,000	9,812,160
Express, Inc.(a)	555,000	9,562,650
Finish Line, Inc., Class A (The)	393,000	7,160,460
Guess?, Inc.	356,500	7,611,275
TravelCenters of America LLC(a)	786,400	6,786,632
Total		52,607,077
Textiles, Apparel & Luxury Goods 0.4%
Sequential Brands Group, Inc.(a)	830,000	5,785,100
Total Consumer Discretionary		176,615,571
CONSUMER STAPLES 4.6%
Food & Staples Retailing 1.6%
Performance Food Group Co.(a)	495,000	12,241,350
SpartanNash Co.	388,000	10,650,600
Total		22,891,950

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 3.0%
Dean Foods Co.	360,000	6,944,400
Post Holdings, Inc.(a)	145,000	10,071,700
Sanderson Farms, Inc.	79,000	7,209,540
TreeHouse Foods, Inc.(a)	212,000	17,897,040
Total		42,122,680
Total Consumer Staples		65,014,630
ENERGY 4.2%
Energy Equipment & Services 1.2%
Patterson-UTI Energy, Inc.	600,000	9,324,000
Rowan Companies PLC, Class A	535,000	7,126,200
Total		16,450,200
Oil, Gas & Consumable Fuels 3.0%
Aegean Marine Petroleum Network, Inc.	669,600	4,801,032
Matador Resources Co.(a)	762,000	12,298,680
Parsley Energy, Inc., Class A(a)	580,000	10,660,400
PDC Energy, Inc.(a)	188,000	9,420,680
Teekay Tankers Ltd., Class A	1,425,000	5,856,750
Total		43,037,542
Total Energy		59,487,742
FINANCIALS 33.8%
Banks 16.1%
Ameris Bancorp	440,000	11,875,600
Bank of the Ozarks, Inc.	230,000	8,703,200
Cathay General Bancorp	305,000	8,140,450
Community Bank System, Inc.	493,000	18,255,790
Customers Bancorp, Inc.(a)	475,000	10,758,750
FirstMerit Corp.	840,000	16,489,200
Independent Bank Corp.	435,000	18,792,000
PrivateBancorp, Inc.	485,000	16,664,600
Prosperity Bancshares, Inc.	190,000	7,685,500
Renasant Corp.	575,000	17,951,500
Sandy Spring Bancorp, Inc.	575,000	14,938,500
Sterling Bancorp	1,150,000	16,571,500
Umpqua Holdings Corp.	470,000	7,068,800
Union Bankshares Corp.	600,000	13,656,000
Western Alliance Bancorp(a)	535,000	15,900,200

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA SMALL CAP VALUE FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Wilshire Bancorp, Inc.	1,352,400	13,307,616
Wintrust Financial Corp.	225,000	9,562,500
Total		226,321,706
Capital Markets 1.2%
Triplepoint Venture Growth BDC Corp.	289,631	2,907,895
Virtu Financial, Inc. Class A	609,414	13,596,027
Total		16,503,922
Insurance 6.0%
American Equity Investment Life Holding Co.	605,000	8,228,000
AMERISAFE, Inc.	352,936	18,176,204
Amtrust Financial Services, Inc.	440,000	10,758,000
Argo Group International Holdings Ltd.	360,000	20,062,800
CNO Financial Group, Inc.	600,000	10,458,000
First American Financial Corp.	450,000	16,663,500
Total		84,346,504
Real Estate Investment Trusts (REITs) 9.3%
American Assets Trust, Inc.	466,100	17,287,649
Brandywine Realty Trust	800,000	9,848,000
Chesapeake Lodging Trust	365,000	9,274,650
CubeSmart	500,000	14,950,000
First Industrial Realty Trust, Inc.	745,000	16,032,400
Highwoods Properties, Inc.	355,000	15,460,250
Kilroy Realty Corp.	122,000	6,620,940
LaSalle Hotel Properties	415,000	10,105,250
Mack-Cali Realty Corp.	500,000	9,950,000
PS Business Parks, Inc.	129,000	11,843,490
Sun Communities, Inc.	151,000	10,197,030
Total		131,569,659
Thrifts & Mortgage Finance 1.2%
EverBank Financial Corp.	871,000	11,340,420
MGIC Investment Corp.(a)	760,000	5,198,400
Total		16,538,820
Total Financials		475,280,611
HEALTH CARE 6.3%
Biotechnology 0.5%
Emergent Biosolutions, Inc.(a)	190,000	6,427,700
Health Care Equipment & Supplies 0.8%
Globus Medical, Inc., Class A(a)	477,000	11,591,100

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 3.9%
Amsurg Corp.(a)	96,900	6,594,045
LHC Group, Inc.(a)	320,000	11,401,600
LifePoint Health, Inc.(a)	110,000	6,859,600
PharMerica Corp.(a)	560,000	12,941,600
VCA, Inc.(a)	333,800	17,033,814
Total		54,830,659
Life Sciences Tools & Services 0.6%
PAREXEL International Corp.(a)	144,000	8,451,360
Pharmaceuticals 0.5%
Catalent, Inc.(a)	310,000	7,523,700
Total Health Care		88,824,519
INDUSTRIALS 13.3%
Aerospace & Defense 0.6%
Curtiss-Wright Corp.	118,000	8,329,620
Airlines 1.9%
Alaska Air Group, Inc.	116,900	8,638,910
Skywest, Inc.	457,000	8,248,850
Spirit Airlines, Inc.(a)	208,000	9,932,000
Total		26,819,760
Commercial Services & Supplies 3.2%
ABM Industries, Inc.	415,000	13,031,000
Deluxe Corp.	253,000	14,524,730
Steelcase, Inc., Class A	508,000	6,344,920
West Corp.	500,000	11,140,000
Total		45,040,650
Construction & Engineering 2.5%
EMCOR Group, Inc.	335,000	15,366,450
Granite Construction, Inc.	210,000	8,704,500
MasTec, Inc.(a)	645,000	10,952,100
Total		35,023,050
Electrical Equipment 0.6%
Franklin Electric Co., Inc.	274,000	8,178,900
Machinery 2.5%
Actuant Corp., Class A	450,000	10,534,500
Barnes Group, Inc.	280,000	9,606,800
Oshkosh Corp.	187,500	6,468,750
Wabash National Corp.(a)	753,000	8,832,690
Total		35,442,740

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA SMALL CAP VALUE FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 0.6%
TrueBlue, Inc.(a)	380,000	8,721,000
Trading Companies & Distributors 1.4%
Beacon Roofing Supply, Inc.(a)	425,000	15,342,500
Neff Corp. Class A(a)(b)	714,047	3,477,409
Total		18,819,909
Total Industrials		186,375,629
INFORMATION TECHNOLOGY 10.7%
Communications Equipment 0.8%
Finisar Corp.(a)	725,000	10,570,500
Electronic Equipment, Instruments & Components 3.1%
Fabrinet(a)	241,000	6,880,550
II-VI, Inc.(a)	675,000	14,816,250
Rogers Corp.(a)	150,000	8,013,000
SYNNEX Corp.	146,000	13,728,380
Total		43,438,180
IT Services 0.6%
Science Applications International Corp.	198,000	8,840,700
Semiconductors & Semiconductor Equipment 3.6%
Cirrus Logic, Inc.(a)	295,000	10,392,850
Cypress Semiconductor Corp.	1,050,000	8,379,000
Fairchild Semiconductor International, Inc.(a)	335,000	6,720,100
Integrated Device Technology, Inc.(a)	338,000	6,563,960
IXYS Corp.	675,000	7,614,000
Kulicke & Soffa Industries, Inc.(a)	1,010,000	11,413,000
Total		51,082,910
Software 1.6%
AVG Technologies NV(a)	400,000	7,656,000
Take-Two Interactive Software, Inc.(a)	420,000	15,115,800
Total		22,771,800
Technology Hardware, Storage & Peripherals 1.0%
Super Micro Computer, Inc.(a)	405,000	13,150,350
Total Information Technology		149,854,440
MATERIALS 4.6%
Chemicals 1.4%
Cabot Corp.	316,000	14,071,480
Orion Engineered Carbons SA	429,000	5,512,650
Total		19,584,130

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction Materials 0.6%
US Concrete, Inc.(a)	160,000	8,600,000
Metals & Mining 1.4%
Carpenter Technology Corp.	350,000	10,402,000
Materion Corp.	365,000	9,519,200
Total		19,921,200
Paper & Forest Products 1.2%
Neenah Paper, Inc.	268,553	16,263,570
Total Materials		64,368,900
UTILITIES 6.2%
Gas Utilities 4.1%
New Jersey Resources Corp.	485,000	16,790,700
ONE Gas, Inc.	165,000	9,566,700
South Jersey Industries, Inc.	531,630	13,529,984
Southwest Gas Corp.	300,000	18,300,000
Total		58,187,384
Multi-Utilities 2.1%
Avista Corp.	570,000	21,546,000
Black Hills Corp.	140,000	7,841,400
Total		29,387,400
Total Utilities		87,574,784
Total Common Stocks (Cost: $1,152,663,316)		1,353,396,826

Exchange-Traded Funds 0.3%

	Shares	Value ($)
Market Vectors Biotech ETF	36,900	3,704,391
Total Exchange-Traded Funds (Cost: $4,013,742)		3,704,391

Money Market Funds 3.8%

Columbia Short-Term Cash Fund, 0.420%(b)(c)	53,559,959	53,559,959
Total Money Market Funds (Cost: $53,559,959)		53,559,959
Total Investments (Cost: $1,210,237,017)		1,410,661,176
Other Assets & Liabilities, Net		(5,070,859)
Net Assets		1,405,590,317

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA SMALL CAP VALUE FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	67,987,849	545,018,320	(559,446,210)	—	53,559,959	96,079	53,559,959
Neff Corp. Class A	11,210,205	—	(379,738)	(119,762)	10,710,705	—	3,477,409
Total	79,198,054	545,018,320	(559,825,948)	(119,762)	64,270,664	96,079	57,037,368

(c)  The rate shown is the seven-day current annualized yield at February 29, 2016.

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA SMALL CAP VALUE FUND II

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	176,615,571	—	—	176,615,571
Consumer Staples	65,014,630	—	—	65,014,630
Energy	59,487,742	—	—	59,487,742
Financials	475,280,611	—	—	475,280,611
Health Care	88,824,519	—	—	88,824,519
Industrials	186,375,629	—	—	186,375,629
Information Technology	149,854,440	—	—	149,854,440
Materials	64,368,900	—	—	64,368,900
Utilities	87,574,784	—	—	87,574,784
Total Common Stocks	1,353,396,826	—	—	1,353,396,826
Exchange-Traded Funds	3,704,391	—	—	3,704,391
Money Market Funds	—	53,559,959	—	53,559,959
Total Investments	1,357,101,217	53,559,959	—	1,410,661,176

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	67,987,849	67,987,849	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,145,966,353)	$1,353,623,808
Affiliated issuers (identified cost $64,270,664)	57,037,368
Total investments (identified cost $1,210,237,017)	1,410,661,176
Receivable for:
Investments sold	9,483,897
Capital shares sold	1,903,798
Dividends	1,604,229
Prepaid expenses	3,503
Total assets	1,423,656,603
Liabilities
Payable for:
Investments purchased	16,072,451
Capital shares purchased	1,382,110
Investment management fees	94,946
Distribution and/or service fees	5,409
Transfer agent fees	323,268
Compensation of board members	111,485
Other expenses	76,617
Total liabilities	18,066,286
Net assets applicable to outstanding capital stock	$1,405,590,317
Represented by
Paid-in capital	$1,192,725,017
Undistributed net investment income	2,338,602
Accumulated net realized gain	10,102,539
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	207,657,455
Investments — affiliated issuers	(7,233,296)
Total — representing net assets applicable to outstanding capital stock	$1,405,590,317

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$197,262,631
Shares outstanding	14,016,540
Net asset value per share	$14.07
Maximum offering price per share(a)	$14.93
Class B
Net assets	$124,489
Shares outstanding	9,754
Net asset value per share	$12.76
Class C
Net assets	$11,325,140
Shares outstanding	888,068
Net asset value per share	$12.75
Class I
Net assets	$1,999
Shares outstanding	140
Net asset value per share(b)	$14.27
Class R
Net assets	$10,108,650
Shares outstanding	726,494
Net asset value per share	$13.91
Class R4
Net assets	$26,487,145
Shares outstanding	1,824,809
Net asset value per share	$14.52
Class R5
Net assets	$19,297,999
Shares outstanding	1,328,426
Net asset value per share	$14.53
Class Y
Net assets	$133,139,168
Shares outstanding	9,143,097
Net asset value per share	$14.56
Class Z
Net assets	$1,007,843,096
Shares outstanding	70,742,612
Net asset value per share	$14.25

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$22,638,881
Dividends — affiliated issuers	96,079
Foreign taxes withheld	(60,587)
Total income	22,674,373
Expenses:
Investment management fees	12,832,443
Distribution and/or service fees
Class A	602,797
Class B	6,320
Class C	134,768
Class R	64,520
Transfer agent fees
Class A	487,179
Class B	1,282
Class C	27,228
Class R	26,072
Class R4	52,708
Class R5	8,962
Class Z	2,292,739
Compensation of board members	23,198
Custodian fees	17,634
Printing and postage fees	131,990
Registration fees	113,427
Audit fees	24,073
Legal fees	17,180
Other	35,460
Total expenses	16,899,980
Expense reductions	(40)
Total net expenses	16,899,940
Net investment income	5,774,433
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	158,446,506
Investments — affiliated issuers	(119,762)
Net realized gain	158,326,744
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(313,945,401)
Investments — affiliated issuers	(3,832,867)
Net change in unrealized depreciation	(317,778,268)
Net realized and unrealized loss	(159,451,524)
Net decrease in net assets from operations	$(153,677,091)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment income	$5,774,433	$5,521,245
Net realized gain	158,326,744	125,520,128
Net change in unrealized depreciation	(317,778,268)	(60,576,676)
Net increase (decrease) in net assets resulting from operations	(153,677,091)	70,464,697
Distributions to shareholders
Net investment income
Class A	—	(539,877)
Class I	(8)	(15)
Class R4	(38,137)	(59,418)
Class R5	(57,246)	(54,734)
Class Y	(397,704)	(590,262)
Class Z	(1,657,634)	(5,155,947)
Net realized gains
Class A	(25,755,898)	(25,694,119)
Class B	(49,484)	(137,539)
Class C	(1,590,584)	(1,552,055)
Class I	(267)	(238)
Class R	(1,396,237)	(1,464,482)
Class R4	(2,777,190)	(1,295,660)
Class R5	(2,194,538)	(1,125,155)
Class Y	(13,403,625)	(9,112,109)
Class Z	(121,388,953)	(120,218,261)
Total distributions to shareholders	(170,707,505)	(166,999,871)
Increase (decrease) in net assets from capital stock activity	4,966,405	(11,341,529)
Total decrease in net assets	(319,418,191)	(107,876,703)
Net assets at beginning of year	1,725,008,508	1,832,885,211
Net assets at end of year	$1,405,590,317	$1,725,008,508
Undistributed (excess of distributions over) net investment income	$2,338,602	$(893,562)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	2,148,588	35,593,526	2,964,697	53,088,142
Distributions reinvested	1,498,513	24,097,613	1,377,419	24,272,637
Redemptions	(4,625,562)	(76,592,166)	(5,451,104)	(97,249,654)
Net decrease	(978,461)	(16,901,027)	(1,108,988)	(19,888,875)
Class B shares
Subscriptions	164	2,707	490	8,099
Distributions reinvested	3,286	48,789	7,770	127,319
Redemptions(a)	(61,464)	(944,921)	(54,010)	(900,885)
Net decrease	(58,014)	(893,425)	(45,750)	(765,467)
Class C shares
Subscriptions	37,568	558,003	28,441	465,157
Distributions reinvested	88,399	1,291,415	75,895	1,240,581
Redemptions	(158,112)	(2,460,446)	(172,906)	(2,878,072)
Net decrease	(32,145)	(611,028)	(68,570)	(1,172,334)
Class I shares
Redemptions	—	—	(73)	(1,400)
Net (decrease)	—	—	(73)	(1,400)
Class R shares
Subscriptions	126,745	2,116,291	178,767	3,198,034
Distributions reinvested	85,775	1,365,243	81,342	1,424,081
Redemptions	(321,529)	(5,266,900)	(375,399)	(6,709,725)
Net decrease	(109,009)	(1,785,366)	(115,290)	(2,087,610)
Class R4 shares
Subscriptions	579,521	9,334,104	1,225,333	21,871,853
Distributions reinvested	170,256	2,815,072	75,062	1,354,842
Redemptions	(584,530)	(10,281,340)	(400,370)	(7,454,528)
Net increase	165,247	1,867,836	900,025	15,772,167
Class R5 shares
Subscriptions	675,734	11,749,756	559,707	10,173,911
Distributions reinvested	136,437	2,251,526	64,823	1,179,488
Redemptions	(277,132)	(4,654,659)	(651,459)	(11,904,578)
Net increase (decrease)	535,039	9,346,623	(26,929)	(551,179)
Class Y shares
Subscriptions	3,276,972	53,577,049	5,572,228	104,647,166
Distributions reinvested	797,361	13,204,024	483,734	8,734,940
Redemptions	(1,163,553)	(20,168,987)	(1,287,603)	(23,759,971)
Net increase	2,910,780	46,612,086	4,768,359	89,622,135

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA SMALL CAP VALUE FUND II

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	14,286,878	235,632,019	14,679,412	266,602,507
Distributions reinvested	6,061,323	98,463,443	5,745,785	102,247,406
Redemptions	(21,215,912)	(366,764,756)	(25,427,789)	(461,118,879)
Net decrease	(867,711)	(32,669,294)	(5,002,592)	(92,268,966)
Total net increase (decrease)	1,565,726	4,966,405	(699,808)	(11,341,529)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$17.60		$18.61		$16.07		$14.44		$14.77
Income from investment operations:
Net investment income	0.02		0.02		0.03		0.11		0.02
Net realized and unrealized gain (loss)	(1.65)		0.71		4.59		1.96		(0.33)
Total from investment operations	(1.63)		0.73		4.62		2.07		(0.31)
Less distributions to shareholders:
Net investment income	—		(0.04)		(0.05)		(0.12)		(0.02)
Net realized gains	(1.90)		(1.70)		(2.03)		(0.32)		—
Total distributions to shareholders	(1.90)		(1.74)		(2.08)		(0.44)		(0.02)
Net asset value, end of period	$14.07		$17.60		$18.61		$16.07		$14.44
Total return	(10.48%)		4.10%		29.93%		14.70%		(2.08%)
Ratios to average net assets(a)
Total gross expenses	1.30%		1.30%		1.29%		1.33%		1.37%
Total net expenses(b)	1.30	%(c)	1.30	%(c)	1.29	%(c)	1.31	%(c)	1.31	%(c)
Net investment income	0.15%		0.11%		0.17%		0.76%		0.15%
Supplemental data
Net assets, end of period (in thousands)	$197,263		$263,946		$299,725		$257,083		$525,941
Portfolio turnover	57%		38%		36%		42%		41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.26		$17.41		$15.22		$13.70		$14.10
Income from investment operations:
Net investment income (loss)	(0.11)		(0.11)		(0.10)		0.00	(a)	(0.08)
Net realized and unrealized gain (loss)	(1.49)		0.66		4.32		1.87		(0.32)
Total from investment operations	(1.60)		0.55		4.22		1.87		(0.40)
Less distributions to shareholders:
Net investment income	—		—		—		(0.03)		—
Net realized gains	(1.90)		(1.70)		(2.03)		(0.32)		—
Total distributions to shareholders	(1.90)		(1.70)		(2.03)		(0.35)		—
Net asset value, end of period	$12.76		$16.26		$17.41		$15.22		$13.70
Total return	(11.17%)		3.34%		28.91%		13.94%		(2.84%)
Ratios to average net assets(b)
Total gross expenses	2.05%		2.04%		2.04%		2.08%		2.10%
Total net expenses(c)	2.05	%(d)	2.04	%(d)	2.04	%(d)	2.06	%(d)	2.05	%(d)
Net investment income (loss)	(0.67%)		(0.65%)		(0.57%)		0.01%		(0.62%)
Supplemental data
Net assets, end of period (in thousands)	$124		$1,102		$1,977		$2,010		$2,337
Portfolio turnover	57%		38%		36%		42%		41%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$16.25		$17.40		$15.20		$13.69		$14.09
Income from investment operations:
Net investment income (loss)	(0.09)		(0.11)		(0.10)		(0.00	)(a)	(0.08)
Net realized and unrealized gain (loss)	(1.51)		0.66		4.33		1.86		(0.32)
Total from investment operations	(1.60)		0.55		4.23		1.86		(0.40)
Less distributions to shareholders:
Net investment income	—		—		—		(0.03)		—
Net realized gains	(1.90)		(1.70)		(2.03)		(0.32)		—
Total distributions to shareholders	(1.90)		(1.70)		(2.03)		(0.35)		—
Net asset value, end of period	$12.75		$16.25		$17.40		$15.20		$13.69
Total return	(11.18%)		3.34%		29.02%		13.87%		(2.84%)
Ratios to average net assets(b)
Total gross expenses	2.05%		2.05%		2.04%		2.08%		2.10%
Total net expenses(c)	2.05	%(d)	2.05	%(d)	2.04	%(d)	2.06	%(d)	2.06	%(d)
Net investment income (loss)	(0.60%)		(0.64%)		(0.58%)		(0.00	%)(a)	(0.62%)
Supplemental data
Net assets, end of period (in thousands)	$11,325		$14,949		$17,203		$16,190		$18,191
Portfolio turnover	57%		38%		36%		42%		41%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,			Year Ended February 29,
Class I	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$17.80	$18.78	$16.20	$14.54	$14.87
Income from investment operations:
Net investment income	0.10	0.11	0.11	0.17	0.07
Net realized and unrealized gain (loss)	(1.67)	0.72	4.63	1.99	(0.32)
Total from investment operations	(1.57)	0.83	4.74	2.16	(0.25)
Less distributions to shareholders:
Net investment income	(0.06)	(0.11)	(0.13)	(0.18)	(0.08)
Net realized gains	(1.90)	(1.70)	(2.03)	(0.32)	—
Total distributions to shareholders	(1.96)	(1.81)	(2.16)	(0.50)	(0.08)
Net asset value, end of period	$14.27	$17.80	$18.78	$16.20	$14.54
Total return	(10.05%)	4.63%	30.48%	15.31%	(1.64%)
Ratios to average net assets(a)
Total gross expenses	0.83%	0.83%	0.84%	0.86%	0.87%
Total net expenses(b)	0.83%	0.83%	0.84%	0.86%	0.87%
Net investment income	0.61%	0.59%	0.60%	1.18%	0.52%
Supplemental data
Net assets, end of period (in thousands)	$2	$2	$4	$23,685	$12,055
Portfolio turnover	57%	38%	36%	42%	41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$17.47		$18.49		$15.98		$14.36		$14.71
Income from investment operations:
Net investment income (loss)	(0.02)		(0.02)		(0.01)		0.07		(0.02)
Net realized and unrealized gain (loss)	(1.64)		0.70		4.56		1.96		(0.33)
Total from investment operations	(1.66)		0.68		4.55		2.03		(0.35)
Less distributions to shareholders:
Net investment income	—		—		(0.01)		(0.09)		—
Net realized gains	(1.90)		(1.70)		(2.03)		(0.32)		—
Total distributions to shareholders	(1.90)		(1.70)		(2.04)		(0.41)		—
Net asset value, end of period	$13.91		$17.47		$18.49		$15.98		$14.36
Total return	(10.73%)		3.86%		29.61%		14.47%		(2.38%)
Ratios to average net assets(a)
Total gross expenses	1.55%		1.55%		1.54%		1.58%		1.60%
Total net expenses(b)	1.55	%(c)	1.55	%(c)	1.54	%(c)	1.56	%(c)	1.56	%(c)
Net investment income (loss)	(0.10%)		(0.14%)		(0.08%)		0.50%		(0.12%)
Supplemental data
Net assets, end of period (in thousands)	$10,109		$14,594		$17,582		$15,421		$20,081
Portfolio turnover	57%		38%		36%		42%		41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$18.08		$19.06		$16.42		$14.41
Income from investment operations:
Net investment income	0.07		0.05		0.07		0.08
Net realized and unrealized gain (loss)	(1.70)		0.75		4.69		2.40
Total from investment operations	(1.63)		0.80		4.76		2.48
Less distributions to shareholders:
Net investment income	(0.03)		(0.08)		(0.09)		(0.15)
Net realized gains	(1.90)		(1.70)		(2.03)		(0.32)
Total distributions to shareholders	(1.93)		(1.78)		(2.12)		(0.47)
Net asset value, end of period	$14.52		$18.08		$19.06		$16.42
Total return	(10.22%)		4.39%		30.18%		17.60%
Ratios to average net assets(b)
Total gross expenses	1.05%		1.05%		1.05%		1.11	%(c)
Total net expenses(d)	1.05	%(e)	1.05	%(e)	1.05	%(e)	1.06	%(c)
Net investment income	0.41%		0.28%		0.38%		1.73	%(c)
Supplemental data
Net assets, end of period (in thousands)	$26,487		$30,000		$14,479		$3
Portfolio turnover	57%		38%		36%		42%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,
Class R5	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$18.09	$19.07	$16.42	$14.41
Income from investment operations:
Net investment income	0.10	0.09	0.09	0.09
Net realized and unrealized gain (loss)	(1.71)	0.73	4.71	2.39
Total from investment operations	(1.61)	0.82	4.80	2.48
Less distributions to shareholders:
Net investment income	(0.05)	(0.10)	(0.12)	(0.15)
Net realized gains	(1.90)	(1.70)	(2.03)	(0.32)
Total distributions to shareholders	(1.95)	(1.80)	(2.15)	(0.47)
Net asset value, end of period	$14.53	$18.09	$19.07	$16.42
Total return	(10.10%)	4.51%	30.43%	17.63%
Ratios to average net assets(b)
Total gross expenses	0.89%	0.89%	0.89%	0.92	%(c)
Total net expenses(d)	0.89%	0.89%	0.89%	0.92	%(c)
Net investment income	0.59%	0.49%	0.51%	1.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$19,298	$14,349	$15,640	$3
Portfolio turnover	57%	38%	36%	42%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,
Class Y	2016	2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$18.12	$19.10	$16.44	$14.43
Income from investment operations:
Net investment income	0.11	0.10	0.10	0.09
Net realized and unrealized gain (loss)	(1.71)	0.72	4.72	2.40
Total from investment operations	(1.60)	0.82	4.82	2.49
Less distributions to shareholders:
Net investment income	(0.06)	(0.10)	(0.13)	(0.16)
Net realized gains	(1.90)	(1.70)	(2.03)	(0.32)
Total distributions to shareholders	(1.96)	(1.80)	(2.16)	(0.48)
Net asset value, end of period	$14.56	$18.12	$19.10	$16.44
Total return	(10.05%)	4.53%	30.52%	17.66%
Ratios to average net assets(b)
Total gross expenses	0.84%	0.85%	0.84%	0.87	%(c)
Total net expenses(d)	0.84%	0.85%	0.84%	0.87	%(c)
Net investment income	0.62%	0.56%	0.53%	1.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$133,139	$112,949	$27,955	$3
Portfolio turnover	57%	38%	36%	42%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA SMALL CAP VALUE FUND II

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$17.78		$18.77		$16.19		$14.54		$14.87
Income from investment operations:
Net investment income	0.07		0.06		0.07		0.15		0.05
Net realized and unrealized gain (loss)	(1.67)		0.72		4.64		1.97		(0.33)
Total from investment operations	(1.60)		0.78		4.71		2.12		(0.28)
Less distributions to shareholders:
Net investment income	(0.03)		(0.07)		(0.10)		(0.15)		(0.05)
Net realized gains	(1.90)		(1.70)		(2.03)		(0.32)		—
Total distributions to shareholders	(1.93)		(1.77)		(2.13)		(0.47)		(0.05)
Net asset value, end of period	$14.25		$17.78		$18.77		$16.19		$14.54
Total return	(10.22%)		4.39%		30.26%		15.02%		(1.84%)
Ratios to average net assets(a)
Total gross expenses	1.05%		1.05%		1.04%		1.08%		1.11%
Total net expenses(b)	1.05	%(c)	1.05	%(c)	1.04	%(c)	1.06	%(c)	1.06	%(c)
Net investment income	0.40%		0.36%		0.42%		1.01%		0.40%
Supplemental data
Net assets, end of period (in thousands)	$1,007,843		$1,273,117		$1,438,322		$1,140,319		$1,230,960
Portfolio turnover	57%		38%		36%		42%		41%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
27

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

The Fund is closed to new investors and new accounts, subject to certain limited exceptions.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest

Annual Report 2016
28

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as

Annual Report 2016
29

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.75% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.82% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $4,226,817, and the administrative services fee paid to the Investment Manager was $425,209.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $3,825.

Annual Report 2016
30

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transactions with Affiliates

For the year ended February 29, 2016, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $45,421,849. The sale transactions resulted in a net realized gain of $8,849,066.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Class I and Class Y shares do not pay transfer agency fees.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.20
Class R5	0.05
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $40.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and a monthly distribution fee at the maximum

Annual Report 2016
31

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

annual rate of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $5,263 for Class A and $8 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through June 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	1.36%	1.38%
Class B	2.11	2.13
Class C	2.11	2.13
Class I	0.95	0.98
Class R	1.61	1.63
Class R4	1.11	1.13
Class R5	1.00	1.03
Class Y	0.95	0.98
Class Z	1.11	1.13

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(391,540)
Accumulated net realized gain	391,540

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28, 2015
Ordinary income	$2,150,729	$5,639,262
Long-term capital gains	168,556,776	161,360,609
Total	170,707,505	166,999,871

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,447,953
Undistributed long-term capital gains	13,806,378
Net unrealized appreciation	196,720,320

At February 29, 2016, the cost of investments for federal income tax purposes was $1,213,940,856 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$272,668,106
Unrealized depreciation	(75,947,786)
Net unrealized appreciation	196,720,320

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to

Annual Report 2016
32

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $867,441,517 and $1,003,134,222, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, three unaffiliated shareholders of record owned 50.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Financial Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring

Annual Report 2016
33

COLUMBIA SMALL CAP VALUE FUND II

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of

Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
34

COLUMBIA SMALL CAP VALUE FUND II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Small Cap Value Fund II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund II (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
35

COLUMBIA SMALL CAP VALUE FUND II

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$168,524,661

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
36

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
37

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
38

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
39

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
40

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
41

COLUMBIA SMALL CAP VALUE FUND II

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
42

COLUMBIA SMALL CAP VALUE FUND II

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia Small Cap Value Fund II

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN230_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA LARGE CAP GROWTH FUND V

(formerly Columbia Marsico Growth Fund)

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA LARGE CAP GROWTH FUND V

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA LARGE CAP GROWTH FUND V

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Cap Growth Fund V (the Fund) Class A shares returned -11.70% excluding sales charges for the 12-month period that ended February 29, 2016.

■  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned -5.05% for the same time period.

■  In a period of heightened market volatility, stock selection detracted from Fund results relative to its benchmark.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	12/31/97
Excluding sales charges		-11.70	7.45	4.73
Including sales charges		-16.79	6.18	4.11
Class B	12/31/97
Excluding sales charges		-12.35	6.64	3.94
Including sales charges		-15.26	6.44	3.94
Class C	12/31/97
Excluding sales charges		-12.37	6.64	3.95
Including sales charges		-12.96	6.64	3.95
Class I*	09/27/10	-11.30	7.96	4.99
Class R	01/23/06	-11.88	7.19	4.45
Class R4*	11/08/12	-11.49	7.62	4.81
Class R5*	11/08/12	-11.34	7.72	4.86
Class W*	09/27/10	-11.64	7.47	4.74
Class Z	12/31/97	-11.45	7.72	4.99
Russell 1000 Growth Index		-5.05	10.95	7.74

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

Effective November 20, 2015 the Fund compares its performance to that of the Russell 1000 Growth Index (replacing the S&P 500 Index). The Fund's investment manager believes that the new index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name and principal investment strategies.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA LARGE CAP GROWTH FUND V

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth V Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA LARGE CAP GROWTH FUND V

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA

Effective November 20, 2015, Marsico Capital Management, LLC (Marsico) no longer serves as the subadviser to the Fund and Columbia Management Investment Advisers, LLC assumed the day-to-day management of the Fund's portfolio.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. See the Fund's prospectus for information on these and other risks.

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -11.70% excluding sales charges. The Fund underperformed its new benchmark, the Russell 1000 Growth Index, which returned -5.05% over the same period. In a period of heightened market volatility, stock selection detracted from Fund results relative to its benchmark.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious over the 12-month period that ended February 29, 2016, as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of growth.

Despite these setbacks, the U.S. economy continued to expand for the seventh consecutive year. U.S. labor markets recovered to full employment and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the period as new industry regulation led to longer closing periods. Manufacturing activity softened, putting a damper on growth.

Modest stock market gains in the first half of the period were wiped out in the second half. The S&P 500 Index, a broad measure of U.S. stock market performance, returned -6.19%, including dividends. Large-cap stocks held up better than mid- and small-cap stocks and growth stocks outperformed value stocks.

In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. Mixed economic signals early in 2016 put additional rate hikes on hold — at least for now.

Marsico-Subadvised Portfolio

From March 1, 2015 through November 19, 2015, Marsico provided day-to-day portfolio management of the Fund and the Fund's performance was compared to that of the S&P 500 Index. This section discusses the contributors and detractors to the Fund's portfolio during the period in which Marsico subadvised the portfolio.

The Fund had more exposure than the S&P 500 Index to information technology and consumer discretionary stocks, the period's two strongest performing sectors. These sectors also accounted for the top three individual performers in the Fund: Facebook, Nike and Starbucks. Facebook, a social media company, benefited from the advertising shift from traditional to online media. Better-than-expected earnings were fueled by active user growth as Facebook continued to innovate ways to engage with its users. The company's new Premium Video product experienced strong growth by mobile users — a key, fast-growing

Annual Report 2016
4

COLUMBIA LARGE CAP GROWTH FUND V

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

advertising market. Athletic apparel company Nike shares rose on the heels of accelerated sales, particularly in North America, Europe and China. The company continued to innovate in its footwear line and in technical fabrics for sports apparel. Starbucks shares posted a sizeable gain as the company reported strong sales and continued its rollout of a mobile order and pay platform, which provides the company with a wealth of data and individualized marketing opportunities. The Fund's positions in all three stocks were trimmed. An underweight in energy, the weakest performing sector in the S&P 500 Index, aided comparative results.

Health care was the single biggest detractor from Fund performance during the period under Marsico Management. In particular, several of the Fund's pharmaceuticals, biotechnology and life sciences positions disappointed. Industrials and consumer staples stocks also detracted from the performance. Lack of exposure to the food, beverage and tobacco industry group within consumer staples was a drag on results. Within health care, Pacira Pharmaceuticals, a manufacturer of non-opioid post-surgical pain anesthetics, declined sharply on an uncertain approval outlook for its drug Exparel and a Department of Justice subpoena regarding Pacira's marketing practices. The position was sold. Illumina, a biotechnology company that delivers affordable genomic sequencing solutions for use in medical and pharmaceutical research was another major disappointment. The company announced lower-than-expected sales results. The Fund also lost ground on LinkedIn Class A shares and the position was reduced.

CMIA Portfolio

Effective November 20, 2015, Columbia Management Investment Advisers, LLC (CMIA), the Investment Manager, assumed day-to-day portfolio management of the Fund and the Fund began comparing its performance to that of the Russell 1000 Growth Index, which more accurately reflects the growth style of the new management team.

In a period of exceptional volatility, we began to transition the portfolio's holdings to bring it in line with our large-cap growth strategy, a process that has been underway since we assumed Fund management on November 20, 2015. We believe the Fund's new benchmark more accurately reflects our growth style. We increased the Fund's weighting in consumer staples and decreased weightings in consumer discretionary and health care. Overall, the Fund has become more diversified, with an expanded list of approximately 65 to 85 company names. At period's end, the portfolio was focused on high-quality growth companies with track records of consistent earnings growth and particular emphasis on both health care and information technology.

Top Ten Holdings (%) (at February 29, 2016)
Alphabet, Inc., Class A	6.8
Apple, Inc.	4.5
Facebook, Inc., Class A	4.0
Amazon.com, Inc.	4.0
Microsoft Corp.	3.9
Visa, Inc., Class A	3.1
CVS Health Corp.	3.1
PepsiCo, Inc.	3.0
Comcast Corp., Class A	2.9
Philip Morris International, Inc.	2.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	92.2
Exchange-Traded Funds	2.6
Money Market Funds	5.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	23.9
Consumer Staples	11.7
Energy	0.9
Financials	3.5
Health Care	14.1
Industrials	8.0
Information Technology	35.6
Materials	2.3
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Annual Report 2016
5

COLUMBIA LARGE CAP GROWTH FUND V

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	926.40	1,018.95	5.70	5.97	1.19
Class B	1,000.00	1,000.00	922.90	1,015.22	9.28	9.72	1.94
Class C	1,000.00	1,000.00	923.00	1,015.22	9.28	9.72	1.94
Class I	1,000.00	1,000.00	928.20	1,021.38	3.36	3.52	0.70
Class R	1,000.00	1,000.00	925.50	1,017.70	6.89	7.22	1.44
Class R4	1,000.00	1,000.00	927.40	1,020.19	4.50	4.72	0.94
Class R5	1,000.00	1,000.00	927.90	1,020.84	3.88	4.07	0.81
Class W	1,000.00	1,000.00	926.50	1,019.10	5.56	5.82	1.16
Class Z	1,000.00	1,000.00	927.40	1,020.19	4.50	4.72	0.94

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2016
6

COLUMBIA LARGE CAP GROWTH FUND V

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 92.6%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 22.1%
Auto Components 0.4%
Visteon Corp.	54,445	3,806,794
Hotels, Restaurants & Leisure 3.2%
Norwegian Cruise Line Holdings Ltd.(a)	210,610	10,347,269
Starbucks Corp.	317,809	18,499,662
Total		28,846,931
Household Durables 0.5%
Jarden Corp.(a)	88,211	4,664,598
Internet & Catalog Retail 6.6%
Amazon.com, Inc.(a)	62,256	34,397,685
Ctrip.com International Ltd., ADR(a)	156,744	6,413,964
Expedia, Inc.	40,469	4,213,228
Priceline Group, Inc. (The)(a)	11,919	15,080,038
Total		60,104,915
Media 3.6%
Comcast Corp., Class A	435,905	25,164,796
DISH Network Corp., Class A(a)	156,350	7,368,775
Total		32,533,571
Multiline Retail 2.2%
Dollar General Corp.	135,232	10,040,976
Dollar Tree, Inc.(a)	128,395	10,303,699
Total		20,344,675
Specialty Retail 3.3%
Lowe's Companies, Inc.	277,266	18,723,773
TJX Companies, Inc. (The)	159,749	11,837,401
Total		30,561,174
Textiles, Apparel & Luxury Goods 2.3%
lululemon athletica, Inc.(a)	68,949	4,325,171
Nike, Inc., Class B	275,587	16,973,403
Total		21,298,574
Total Consumer Discretionary		202,161,232
CONSUMER STAPLES 10.8%
Beverages 4.9%
Constellation Brands, Inc., Class A	51,913	7,342,055
Molson Coors Brewing Co., Class B	138,510	11,810,748
PepsiCo, Inc.	265,317	25,953,309
Total		45,106,112

Common Stocks (continued)

Issuer	Shares	Value ($)
Food & Staples Retailing 2.9%
CVS Health Corp.	275,627	26,782,675
Food Products 0.4%
Tyson Foods, Inc., Class A	51,448	3,331,258
Tobacco 2.6%
Philip Morris International, Inc.	262,388	23,885,180
Total Consumer Staples		99,105,225
ENERGY 0.8%
Energy Equipment & Services 0.8%
Schlumberger Ltd.	102,080	7,321,178
Total Energy		7,321,178
FINANCIALS 3.3%
Banks 0.4%
Wells Fargo & Co.	79,857	3,746,890
Capital Markets 2.2%
Bank of New York Mellon Corp. (The)	308,900	10,931,971
BlackRock, Inc.	9,337	2,912,770
Goldman Sachs Group, Inc. (The)	17,701	2,646,831
Invesco Ltd.	132,340	3,538,772
Total		20,030,344
Real Estate Investment Trusts (REITs) 0.7%
Simon Property Group, Inc.	31,833	6,039,675
Total Financials		29,816,909
HEALTH CARE 13.1%
Biotechnology 5.1%
Alexion Pharmaceuticals, Inc.(a)	42,290	5,954,432
Alkermes PLC(a)	123,402	3,982,183
Biogen, Inc.(a)	28,656	7,433,939
Celgene Corp.(a)	170,214	17,162,678
Incyte Corp.(a)	45,704	3,359,244
Intercept Pharmaceuticals, Inc.(a)	7,352	818,866
Novavax, Inc.(a)	180,340	786,282
Ultragenyx Pharmaceutical, Inc.(a)	14,761	900,273
Vertex Pharmaceuticals, Inc.(a)	70,993	6,069,192
Total		46,467,089
Health Care Equipment & Supplies 1.5%
Medtronic PLC	180,086	13,936,856

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA LARGE CAP GROWTH FUND V

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 1.1%
Express Scripts Holding Co.(a)	76,417	5,378,228
Laboratory Corp. of America Holdings(a)	44,500	4,887,880
Total		10,266,108
Life Sciences Tools & Services 1.8%
Thermo Fisher Scientific, Inc.	126,223	16,306,749
Pharmaceuticals 3.6%
Bristol-Myers Squibb Co.	357,473	22,138,303
Eli Lilly & Co.	146,018	10,513,296
Total		32,651,599
Total Health Care		119,628,401
INDUSTRIALS 7.4%
Aerospace & Defense 1.4%
Northrop Grumman Corp.	67,978	13,066,731
Air Freight & Logistics 1.6%
FedEx Corp.	109,791	15,028,192
Airlines 1.7%
Delta Air Lines, Inc.	316,166	15,251,848
Electrical Equipment 0.3%
AMETEK, Inc.	52,730	2,447,200
Machinery 1.7%
Ingersoll-Rand PLC	154,657	8,592,743
Stanley Black & Decker, Inc.	74,528	7,006,377
Total		15,599,120
Road & Rail 0.7%
Kansas City Southern	74,606	6,096,056
Total Industrials		67,489,147
INFORMATION TECHNOLOGY 33.0%
Communications Equipment 1.3%
Palo Alto Networks, Inc.(a)	80,139	11,603,326
Internet Software & Services 11.3%
Alibaba Group Holding Ltd., ADR(a)	114,803	7,899,594
Alphabet, Inc., Class A(a)	82,503	59,172,802
Facebook, Inc., Class A(a)	322,667	34,499,556
LinkedIn Corp., Class A(a)	14,490	1,698,083
Total		103,270,035

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 3.7%
PayPal Holdings, Inc.(a)	172,920	6,595,169
Visa, Inc., Class A	378,724	27,415,830
Total		34,010,999
Semiconductors & Semiconductor Equipment 3.7%
Broadcom Ltd.	94,252	12,626,940
NVIDIA Corp.	289,470	9,077,779
NXP Semiconductors NV(a)	118,503	8,442,154
Qorvo, Inc.(a)	71,156	3,207,713
Total		33,354,586
Software 8.7%
Electronic Arts, Inc.(a)	307,198	19,734,400
Microsoft Corp.	664,754	33,822,683
Red Hat, Inc.(a)	115,218	7,529,496
Salesforce.com, inc.(a)	230,393	15,609,126
ServiceNow, Inc.(a)	58,469	3,215,210
Total		79,910,915
Technology Hardware, Storage & Peripherals 4.3%
Apple, Inc.	408,301	39,478,624
Total Information Technology		301,628,485
MATERIALS 2.1%
Chemicals 2.1%
Eastman Chemical Co.	124,013	7,955,434
Sherwin-Williams Co. (The)	43,258	11,701,289
Total		19,656,723
Total Materials		19,656,723
Total Common Stocks (Cost: $791,040,331)		846,807,300

Exchange-Traded Funds 2.6%

	Shares	Value ($)
iShares Russell 1000 Growth Index Fund	251,805	23,626,863
Total Exchange-Traded Funds (Cost: $25,358,074)		23,626,863

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA LARGE CAP GROWTH FUND V

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Money Market Funds 5.2%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(b)(c)	47,937,938	47,937,938
Total Money Market Funds (Cost: $47,937,938)		47,937,938
Total Investments (Cost: $864,336,343)		918,372,101
Other Assets & Liabilities, Net		(4,017,950)
Net Assets		914,354,151

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,601	915,403,999	(867,486,662)	47,937,938	62,423	47,937,938

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA LARGE CAP GROWTH FUND V

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	202,161,232	—	—	202,161,232
Consumer Staples	99,105,225	—	—	99,105,225
Energy	7,321,178	—	—	7,321,178
Financials	29,816,909	—	—	29,816,909
Health Care	119,628,401	—	—	119,628,401
Industrials	67,489,147	—	—	67,489,147
Information Technology	301,628,485	—	—	301,628,485
Materials	19,656,723	—	—	19,656,723
Total Common Stocks	846,807,300	—	—	846,807,300
Exchange-Traded Funds	23,626,863	—	—	23,626,863
Money Market Funds	—	47,937,938	—	47,937,938
Total Investments	870,434,163	47,937,938	—	918,372,101

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA LARGE CAP GROWTH FUND V

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	20,601	20,601	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA LARGE CAP GROWTH FUND V

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $816,398,405)	$870,434,163
Affiliated issuers (identified cost $47,937,938)	47,937,938
Total investments (identified cost $864,336,343)	918,372,101
Receivable for:
Capital shares sold	121,008
Dividends	936,985
Prepaid expenses	3,333
Total assets	919,433,427
Liabilities
Payable for:
Capital shares purchased	4,463,354
Investment management fees	57,602
Distribution and/or service fees	21,786
Transfer agent fees	233,420
Compensation of board members	221,339
Other expenses	81,775
Total liabilities	5,079,276
Net assets applicable to outstanding capital stock	$914,354,151
Represented by
Paid-in capital	$787,774,912
Excess of distributions over net investment income	(456,625)
Accumulated net realized gain	73,000,106
Unrealized appreciation (depreciation) on:
Investments	54,035,758
Total — representing net assets applicable to outstanding capital stock	$914,354,151
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA LARGE CAP GROWTH FUND V

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$283,783,733
Shares outstanding	18,309,243
Net asset value per share	$15.50
Maximum offering price per share(a)	$16.45
Class B
Net assets	$1,097,468
Shares outstanding	88,848
Net asset value per share	$12.35
Class C
Net assets	$182,413,971
Shares outstanding	14,723,285
Net asset value per share	$12.39
Class I
Net assets	$1,582
Shares outstanding	97
Net asset value per share(b)	$16.24
Class R
Net assets	$16,625,263
Shares outstanding	1,107,188
Net asset value per share	$15.02
Class R4
Net assets	$18,455,513
Shares outstanding	1,116,379
Net asset value per share	$16.53
Class R5
Net assets	$6,173,523
Shares outstanding	372,830
Net asset value per share	$16.56
Class W
Net assets	$1,594
Shares outstanding	103
Net asset value per share(b)	$15.52
Class Z
Net assets	$405,801,504
Shares outstanding	25,148,907
Net asset value per share	$16.14

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA LARGE CAP GROWTH FUND V

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$9,590,138
Dividends — affiliated issuers	62,423
Foreign taxes withheld	(55,191)
Total income	9,597,370
Expenses:
Investment management fees	9,963,981
Distribution and/or service fees
Class A	936,451
Class B	26,087
Class C	2,541,896
Class R	106,873
Class W	5
Transfer agent fees
Class A	678,037
Class B	4,762
Class C	460,416
Class R	38,666
Class R4	42,817
Class R5	5,151
Class W	4
Class Z	1,251,768
Compensation of board members	16,572
Custodian fees	15,481
Printing and postage fees	163,867
Registration fees	116,220
Audit fees	25,573
Legal fees	15,798
Line of credit interest expense	3,416
Other	43,449
Total expenses	16,457,290
Expense reductions	(1,016)
Total net expenses	16,456,274
Net investment loss	(6,858,904)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	351,134,858
Foreign currency translations	(1,334)
Net realized gain	351,133,524
Net change in unrealized appreciation (depreciation) on:
Investments	(482,944,432)
Foreign currency translations	(186)
Net change in unrealized depreciation	(482,944,618)
Net realized and unrealized loss	(131,811,094)
Net decrease in net assets from operations	$(138,669,998)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA LARGE CAP GROWTH FUND V

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment loss	$(6,858,904)	$(1,759,617)
Net realized gain	351,133,524	311,831,507
Net change in unrealized depreciation	(482,944,618)	(155,835,167)
Net increase (decrease) in net assets resulting from operations	(138,669,998)	154,236,723
Distributions to shareholders
Net realized gains
Class A	(116,223,676)	(59,446,481)
Class B	(853,895)	(856,422)
Class C	(92,946,796)	(39,610,075)
Class I	(702)	(318)
Class R	(6,939,537)	(2,833,023)
Class R4	(6,954,855)	(3,258,966)
Class R5	(3,347,623)	(531,605)
Class W	(739)	(327)
Class Z	(206,872,288)	(111,607,180)
Total distributions to shareholders	(434,140,111)	(218,144,397)
Decrease in net assets from capital stock activity	(149,295,385)	(425,886,658)
Total decrease in net assets	(722,105,494)	(489,794,332)
Net assets at beginning of year	1,636,459,645	2,126,253,977
Net assets at end of year	$914,354,151	$1,636,459,645
Excess of distributions over net investment income	$(456,625)	$(229,307)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA LARGE CAP GROWTH FUND V

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	3,092,117	62,040,479	2,745,485	68,040,942
Distributions reinvested	4,606,335	88,185,755	1,922,587	46,709,309
Redemptions	(6,879,801)	(141,109,666)	(12,670,417)	(321,341,633)
Net increase (decrease)	818,651	9,116,568	(8,002,345)	(206,591,382)
Class B shares
Subscriptions	21,593	345,738	19,730	418,438
Distributions reinvested	29,825	467,440	23,539	494,255
Redemptions(a)	(181,248)	(3,253,648)	(297,475)	(6,394,233)
Net decrease	(129,830)	(2,440,470)	(254,206)	(5,481,540)
Class C shares
Subscriptions	2,881,153	45,304,125	1,286,356	27,259,461
Distributions reinvested	3,158,446	49,121,456	988,355	20,751,106
Redemptions	(5,216,049)	(86,634,228)	(2,384,191)	(51,508,491)
Net increase (decrease)	823,550	7,791,353	(109,480)	(3,497,924)
Class I shares
Redemptions	—	—	(40)	(1,000)
Net decrease	—	—	(40)	(1,000)
Class R shares
Subscriptions	148,925	3,001,733	181,188	4,444,414
Distributions reinvested	344,409	6,388,329	111,209	2,643,325
Redemptions	(366,551)	(7,061,713)	(195,809)	(4,768,450)
Net increase	126,783	2,328,349	96,588	2,319,289
Class R4 shares
Subscriptions	85,071	1,685,110	168,369	4,413,563
Distributions reinvested	342,075	6,952,769	128,632	3,255,753
Redemptions	(380,317)	(8,353,313)	(215,478)	(5,586,759)
Net increase	46,829	284,566	81,523	2,082,557
Class R5 shares
Subscriptions	375,142	9,491,960	154,062	3,967,730
Distributions reinvested	163,797	3,346,920	21,004	531,288
Redemptions	(356,836)	(7,374,789)	(88,392)	(2,261,019)
Net increase	182,103	5,464,091	86,674	2,237,999
Class W shares
Redemptions	—	—	(36)	(900)
Net decrease	—	—	(36)	(900)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA LARGE CAP GROWTH FUND V

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class Z shares
Subscriptions	3,233,532	68,075,752	11,602,560	302,594,839
Distributions reinvested	8,815,958	175,729,285	3,862,420	96,163,976
Redemptions	(20,367,065)	(415,644,879)	(23,689,528)	(615,712,572)
Net decrease	(8,317,575)	(171,839,842)	(8,224,548)	(216,953,757)
Total net decrease	(6,449,489)	(149,295,385)	(16,325,870)	(425,886,658)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA LARGE CAP GROWTH FUND V

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$24.68		$25.65		$23.69		$22.25		$21.19
Income from investment operations:
Net investment income (loss)	(0.10)		(0.02)		(0.05)		0.05		0.02
Net realized and unrealized gain (loss)	(1.89)		2.22		7.14		1.45		1.04
Total from investment operations	(1.99)		2.20		7.09		1.50		1.06
Less distributions to shareholders:
Net investment income	—		—		—		(0.06)		—
Net realized gains	(7.19)		(3.17)		(5.13)		—		—
Total distributions to shareholders	(7.19)		(3.17)		(5.13)		(0.06)		—
Net asset value, end of period	$15.50		$24.68		$25.65		$23.69		$22.25
Total return	(11.70%)		9.11%		32.56%		6.78%		5.00%
Ratios to average net assets(a)
Total gross expenses	1.19	%(b)	1.17	%(b)	1.18	%(b)	1.36%		1.33	%(b)
Total net expenses(c)	1.19	%(b)(d)	1.17	%(b)(d)	1.18	%(b)(d)	1.26	%(d)	1.28	%(b)(d)
Net investment income (loss)	(0.48%)		(0.10%)		(0.20%)		0.24%		0.08%
Supplemental data
Net assets, end of period (in thousands)	$283,784		$431,633		$653,959		$593,794		$728,788
Portfolio turnover	106%		69%		97%		90%		65%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA LARGE CAP GROWTH FUND V

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$21.22		$22.50		$21.33		$20.13		$19.31
Income from investment operations:
Net investment loss	(0.23)		(0.18)		(0.21)		(0.10)		(0.13)
Net realized and unrealized gain (loss)	(1.47)		1.92		6.35		1.30		0.95
Total from investment operations	(1.70)		1.74		6.14		1.20		0.82
Less distributions to shareholders:
Net realized gains	(7.17)		(3.02)		(4.97)		—		—
Total distributions to shareholders	(7.17)		(3.02)		(4.97)		—		—
Net asset value, end of period	$12.35		$21.22		$22.50		$21.33		$20.13
Total return	(12.35%)		8.26%		31.58%		5.96%		4.25%
Ratios to average net assets(a)
Total gross expenses	1.94	%(b)	1.92	%(b)	1.92	%(b)	2.10%		2.09	%(b)
Total net expenses(c)	1.94	%(b)(d)	1.92	%(b)(d)	1.92	%(b)(d)	2.01	%(d)	2.03	%(b)(d)
Net investment loss	(1.27%)		(0.85%)		(0.93%)		(0.52%)		(0.68%)
Supplemental data
Net assets, end of period (in thousands)	$1,097		$4,641		$10,639		$18,659		$27,041
Portfolio turnover	106%		69%		97%		90%		65%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA LARGE CAP GROWTH FUND V

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$21.27		$22.54		$21.35		$20.15		$19.34
Income from investment operations:
Net investment loss	(0.22)		(0.18)		(0.22)		(0.10)		(0.13)
Net realized and unrealized gain (loss)	(1.49)		1.93		6.38		1.30		0.94
Total from investment operations	(1.71)		1.75		6.16		1.20		0.81
Less distributions to shareholders:
Net realized gains	(7.17)		(3.02)		(4.97)		—		—
Total distributions to shareholders	(7.17)		(3.02)		(4.97)		—		—
Net asset value, end of period	$12.39		$21.27		$22.54		$21.35		$20.15
Total return	(12.37%)		8.30%		31.64%		5.96%		4.19%
Ratios to average net assets(a)
Total gross expenses	1.94	%(b)	1.92	%(b)	1.93	%(b)	2.10%		2.09	%(b)
Total net expenses(c)	1.94	%(b)(d)	1.92	%(b)(d)	1.93	%(b)(d)	2.01	%(d)	2.03	%(b)(d)
Net investment loss	(1.23%)		(0.84%)		(0.95%)		(0.51%)		(0.67%)
Supplemental data
Net assets, end of period (in thousands)	$182,414		$295,583		$315,734		$276,437		$330,213
Portfolio turnover	106%		69%		97%		90%		65%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA LARGE CAP GROWTH FUND V

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,					Year Ended February 29,
Class I	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$25.43		$26.31		$24.17		$22.77	$21.55
Income from investment operations:
Net investment income (loss)	(0.00	)(a)	0.09		0.07		0.15	0.13
Net realized and unrealized gain (loss)	(1.98)		2.29		7.31		1.47	1.09
Total from investment operations	(1.98)		2.38		7.38		1.62	1.22
Less distributions to shareholders:
Net investment income	—		—		(0.01)		(0.22)	—
Net realized gains	(7.21)		(3.26)		(5.23)		—	—
Total distributions to shareholders	(7.21)		(3.26)		(5.24)		(0.22)	—
Net asset value, end of period	$16.24		$25.43		$26.31		$24.17	$22.77
Total return	(11.30%)		9.60%		33.18%		7.20%	5.66%
Ratios to average net assets(b)
Total gross expenses	0.72	%(c)	0.73	%(c)	0.70	%(c)	0.87%	0.89	%(c)
Total net expenses(d)	0.72	%(c)	0.73	%(c)	0.70	%(c)	0.87%	0.88	%(c)(e)
Net investment income (loss)	(0.02%)		0.35%		0.28%		0.65%	0.64%
Supplemental data
Net assets, end of period (in thousands)	$2		$2		$4		$3	$3
Portfolio turnover	106%		69%		97%		90%	65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA LARGE CAP GROWTH FUND V

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class R	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$24.17		$25.20		$23.36		$21.94		$20.94
Income from investment operations:
Net investment income (loss)	(0.15)		(0.08)		(0.11)		(0.00	)(a)	(0.03)
Net realized and unrealized gain (loss)	(1.81)		2.17		7.02		1.43		1.03
Total from investment operations	(1.96)		2.09		6.91		1.43		1.00
Less distributions to shareholders:
Net investment income	—		—		—		(0.01)		—
Net realized gains	(7.19)		(3.12)		(5.07)		—		—
Total distributions to shareholders	(7.19)		(3.12)		(5.07)		(0.01)		—
Net asset value, end of period	$15.02		$24.17		$25.20		$23.36		$21.94
Total return	(11.88%)		8.81%		32.24%		6.50%		4.78%
Ratios to average net assets(b)
Total gross expenses	1.44	%(c)	1.42	%(c)	1.43	%(c)	1.61%		1.58	%(c)
Total net expenses(d)	1.44	%(c)(e)	1.42	%(c)(e)	1.43	%(c)(e)	1.51	%(e)	1.53	%(c)(e)
Net investment income (loss)	(0.73%)		(0.34%)		(0.45%)		(0.00	%)(a)	(0.16%)
Supplemental data
Net assets, end of period (in thousands)	$16,625		$23,700		$22,273		$19,530		$21,166
Portfolio turnover	106%		69%		97%		90%		65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA LARGE CAP GROWTH FUND V

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R4	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$25.80		$26.66		$24.44		$22.14
Income from investment operations:
Net investment income (loss)	(0.05)		0.04		0.02		0.08
Net realized and unrealized gain (loss)	(2.02)		2.32		7.38		2.32
Total from investment operations	(2.07)		2.36		7.40		2.40
Less distributions to shareholders:
Net investment income	—		—		(0.00	)(b)	(0.10)
Net realized gains	(7.20)		(3.22)		(5.18)		—
Total distributions to shareholders	(7.20)		(3.22)		(5.18)		(0.10)
Net asset value, end of period	$16.53		$25.80		$26.66		$24.44
Total return	(11.49%)		9.39%		32.88%		10.89%
Ratios to average net assets(c)
Total gross expenses	0.94	%(d)	0.92	%(d)	0.93	%(d)	1.01	%(e)
Total net expenses(f)	0.94	%(d)(g)	0.92	%(d)(g)	0.93	%(d)(g)	1.00	%(e)
Net investment income (loss)	(0.23%)		0.16%		0.07%		1.11	%(e)
Supplemental data
Net assets, end of period (in thousands)	$18,456		$27,591		$26,343		$66
Portfolio turnover	106%		69%		97%		90%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA LARGE CAP GROWTH FUND V

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R5	2016		2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$25.80		$26.66		$24.43		$22.14
Income from investment operations:
Net investment income (loss)	(0.02)		0.08		0.05		0.09
Net realized and unrealized gain (loss)	(2.01)		2.31		7.40		2.32
Total from investment operations	(2.03)		2.39		7.45		2.41
Less distributions to shareholders:
Net investment income	—		—		(0.01)		(0.12)
Net realized gains	(7.21)		(3.25)		(5.21)		—
Total distributions to shareholders	(7.21)		(3.25)		(5.22)		(0.12)
Net asset value, end of period	$16.56		$25.80		$26.66		$24.43
Total return	(11.34%)		9.51%		33.12%		10.92%
Ratios to average net assets(b)
Total gross expenses	0.81	%(c)	0.78	%(c)	0.77	%(c)	0.89	%(d)
Total net expenses(e)	0.81	%(c)	0.78	%(c)	0.77	%(c)	0.89	%(d)
Net investment income (loss)	(0.11%)		0.31%		0.18%		1.22	%(d)
Supplemental data
Net assets, end of period (in thousands)	$6,174		$4,922		$2,774		$3
Portfolio turnover	106%		69%		97%		90%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA LARGE CAP GROWTH FUND V

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,					Year Ended February 29,
Class W	2016		2015		2014		2013	2012
Per share data
Net asset value, beginning of period	$24.69		$25.66		$23.69		$22.26	$21.20
Income from investment operations:
Net investment income (loss)	(0.10)		(0.01)		(0.04)		0.06	0.02
Net realized and unrealized gain (loss)	(1.87)		2.22		7.14		1.44	1.04
Total from investment operations	(1.97)		2.21		7.10		1.50	1.06
Less distributions to shareholders:
Net investment income	—		—		—		(0.07)	—
Net realized gains	(7.20)		(3.18)		(5.13)		—	—
Total distributions to shareholders	(7.20)		(3.18)		(5.13)		(0.07)	—
Net asset value, end of period	$15.52		$24.69		$25.66		$23.69	$22.26
Total return	(11.64%)		9.14%		32.63%		6.76%	5.00%
Ratios to average net assets(a)
Total gross expenses	1.15	%(b)	1.12	%(b)	1.15	%(b)	1.35%	1.29	%(b)
Total net expenses(c)	1.15	%(b)(d)	1.12	%(b)(d)	1.15	%(b)(d)	1.26%	1.26	%(b)(d)
Net investment income (loss)	(0.45%)		(0.04%)		(0.17%)		0.25%	0.11%
Supplemental data
Net assets, end of period (in thousands)	$2		$3		$4		$3	$3
Portfolio turnover	106%		69%		97%		90%	65%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
25

COLUMBIA LARGE CAP GROWTH FUND V

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$25.35		$26.25		$24.13		$22.71		$21.57
Income from investment operations:
Net investment income (loss)	(0.05)		0.03		0.02		0.10		0.07
Net realized and unrealized gain (loss)	(1.96)		2.29		7.28		1.48		1.07
Total from investment operations	(2.01)		2.32		7.30		1.58		1.14
Less distributions to shareholders:
Net investment income	—		—		(0.00	)(a)	(0.16)		—
Net realized gains	(7.20)		(3.22)		(5.18)		—		—
Total distributions to shareholders	(7.20)		(3.22)		(5.18)		(0.16)		—
Net asset value, end of period	$16.14		$25.35		$26.25		$24.13		$22.71
Total return	(11.45%)		9.39%		32.89%		7.02%		5.29%
Ratios to average net assets(b)
Total gross expenses	0.94	%(c)	0.92	%(c)	0.92	%(c)	1.10%		1.08	%(c)
Total net expenses(d)	0.94	%(c)(e)	0.92	%(c)(e)	0.92	%(c)(e)	1.02	%(e)	1.03	%(c)(e)
Net investment income (loss)	(0.24%)		0.13%		0.07%		0.43%		0.34%
Supplemental data
Net assets, end of period (in thousands)	$405,802		$848,385		$1,094,525		$1,237,679		$2,108,304
Portfolio turnover	106%		69%		97%		90%		65%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
26

COLUMBIA LARGE CAP GROWTH FUND V

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Large Cap Growth Fund V (formerly known as Columbia Marsico Growth Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective November 20, 2015, Columbia Marsico Growth Fund was renamed Columbia Large Cap Growth Fund V.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted

Annual Report 2016
27

COLUMBIA LARGE CAP GROWTH FUND V

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition,

investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are

Annual Report 2016
28

COLUMBIA LARGE CAP GROWTH FUND V

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates.

The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a

Annual Report 2016
29

COLUMBIA LARGE CAP GROWTH FUND V

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.77% to 0.57% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.73% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $3,497,170, and the administrative services fee paid to the Investment Manager was $289,936.

Subadvisory Agreement

Prior to November 20, 2015, the Investment Manager entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensated Marsico to manage the investment of the Fund's assets. Effective November 20, 2015, Marsico no longer serves as the subadviser to the Fund and the Investment Manager has assumed the day-to-day portfolio management of the Fund.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $3,533.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred

Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

Annual Report 2016
30

COLUMBIA LARGE CAP GROWTH FUND V

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R	0.18
Class R4	0.18
Class R5	0.05
Class W	0.17
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $1,016.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the

Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $94,052 for Class A, $84 for Class B and $5,233 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through June 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	1.20%	1.22%
Class B	1.95	1.97
Class C	1.95	1.97
Class I	0.81	0.83
Class R	1.45	1.47
Class R4	0.95	0.97
Class R5	0.86	0.88
Class W	1.20	1.22
Class Z	0.95	0.97

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense

Annual Report 2016
31

COLUMBIA LARGE CAP GROWTH FUND V

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$6,631,586
Accumulated net realized gain	1,334
Paid-in capital	(6,632,920)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28, 2015
Ordinary income	$9,338,807	$15,000,020
Long-term capital gains	424,801,304	203,144,377
Total	$434,140,111	$218,144,397

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$73,054,930
Net unrealized appreciation	53,980,934

At February 29, 2016, the cost of investments for federal income tax purposes was $864,391,167 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$98,883,585
Unrealized depreciation	(44,902,651)
Net unrealized appreciation	$53,980,934

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat late-year ordinary losses of $237,252 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,404,699,084 and $2,027,624,596, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan

Annual Report 2016
32

COLUMBIA LARGE CAP GROWTH FUND V

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

For the year ended February 29, 2016, the average daily loan balance outstanding on days when borrowing existed was $6,237,500 at a weighted average interest rate of 1.20%. Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, three unaffiliated shareholders of record owned 52.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Consumer Discretionary Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In December 2015, the Board approved a proposal to merge the Fund into Columbia Large Cap Growth Fund. Shareholders of the Fund will vote on the proposed merger at a special meeting of shareholders to be held during the first half of 2016. If approved by shareholders, the merger is expected to take place shortly thereafter.

Annual Report 2016
33

COLUMBIA LARGE CAP GROWTH FUND V

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
34

COLUMBIA LARGE CAP GROWTH FUND V

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Large Cap Growth Fund V (formerly known as Columbia Marsico Growth Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund V (formerly known as Columbia Marsico Growth Fund) (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
35

COLUMBIA LARGE CAP GROWTH FUND V

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	79.37%
Dividends Received Deduction	72.33%
Capital Gain Dividend	$368,618,450

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
36

COLUMBIA LARGE CAP GROWTH FUND V

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
37

COLUMBIA LARGE CAP GROWTH FUND V

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
38

COLUMBIA LARGE CAP GROWTH FUND V

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
39

COLUMBIA LARGE CAP GROWTH FUND V

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
40

COLUMBIA LARGE CAP GROWTH FUND V

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
41

COLUMBIA LARGE CAP GROWTH FUND V

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
42

COLUMBIA LARGE CAP GROWTH FUND V

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia Large Cap Growth Fund V

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN188_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA SELECT GLOBAL GROWTH FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SELECT GLOBAL GROWTH FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	35
Federal Income Tax Information	36
Trustees and Officers	37
Important Information About This Report	43

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SELECT GLOBAL GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Select Global Growth Fund (the Fund) returned -16.49% excluding sales charges for the 12-month period that ended February 29, 2016.

■  During the same time period, the Fund underperformed both the MSCI ACWI (Net), which returned -12.32%, and the MSCI ACWI Growth Net (USD), which returned -10.38%.

■  Stock selection generally detracted from performance, particularly in the health care and information technology sectors.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	Life
Class A	04/30/08
Excluding sales charges		-16.49	5.42	3.77
Including sales charges		-21.30	4.18	2.99
Class C	04/30/08
Excluding sales charges		-17.06	4.66	3.01
Including sales charges		-17.87	4.66	3.01
Class R	04/30/08	-16.70	5.15	3.51
Class R4*	01/08/14	-16.28	5.53	3.84
Class R5*	01/08/14	-16.20	5.57	3.86
Class Z	04/30/08	-16.29	5.68	4.03
MSCI ACWI (Net)		-12.32	3.71	1.78
MSCI ACWI Growth Net (USD)		-10.38	5.17	2.87

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

The MSCI ACWI Growth Net (USD) captures large and mid-cap securities exhibiting overall growth style characteristics across 23 developed markets countries and 23 emerging markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI (Net) and the MSCI ACWI Growth Net (USD), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA SELECT GLOBAL GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2008 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Global Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA SELECT GLOBAL GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Thomas Galvin, CFA

Richard Carter

Todd Herget

Effective November 20, 2015, Marsico Capital Management, LLC no longer serves as the subadviser to the Fund and Columbia Management Investment Advisers, LLC assumed the day-to-day management of the Fund's portfolio.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -16.49% excluding sales charges. In a difficult period for equity markets worldwide, the Fund underperformed both the MSCI ACWI (Net), which returned -12.32%, and the MSCI ACWI Growth Net (USD), which returned -10.38%. Stock selection in the health care and information technology sectors hampered results relative to the MSCI ACWI (Net).

Market Concerns Weighed on Global Stock Markets

Equity markets in developed countries began the 12-month period with modestly positive performance against a favorable backdrop of improving growth across Europe and Japan. Oil's dramatic price decline, which began in the second half of 2014, provided a boost to importing countries and weaker currencies helped the export segment of the market. These tailwinds were more than sufficient to overcome concerns about Greek solvency, civil war in the Ukraine and unrest in the Middle East. However, the center of concern during much of the reporting period was China, whose economy has been slowing for some time. An unexpected devaluation of China's currency and a sharp downturn in Chinese equity market performance stoked fears of a prolonged slowdown in the Chinese economy. The anticipation of higher interest rates in the United States also drove investor anxiety. Foreign stock markets began to sell off during the summer of 2015. Despite a brief rally in the fourth quarter of 2015, most markets finished the period down sharply. The U.S. equity market held up somewhat better. However, U.S. stocks fell in the final three months of the period, as the weight of global concerns dampened U.S. market sentiment despite a reasonably steady economy.

Contributors and Detractors

Despite overall weakness in the equity markets, stock selection in the consumer discretionary sector made a positive contribution to the Fund's results. Positions in Domino's Pizza and online travel booking site Priceline.com outperformed relative to the benchmark. Exceptional growth in the United Kingdom and in Germany drove Domino's Pizza to a double-digit gain for the period. Priceline shares closed the year on a strong note after the company announced acceleration in gross bookings and notable strength in hotel and international bookings.

The Fund experienced mixed results in the information technology sector for the year, and the sector ultimately detracted from relative returns. Health care, most notably in the pharmaceuticals and biotechnology industries, produced the Fund's biggest losses for the period. Pacira Pharmaceuticals, a manufacturer of non-opioid post-surgical pain anesthetics, declined sharply on an uncertain approval outlook for its drug Exparel and a Department of Justice subpoena regarding Pacira's marketing practices. The stock was sold.

Portfolio Management Change

On November 20, 2015, the Fund's name was changed and Columbia Management Investment Advisers, LLC (CMIA) assumed management of the Fund from Marsico Capital Management.

Annual Report 2016
4

COLUMBIA SELECT GLOBAL GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

In a period of exceptional volatility, we transitioned the portfolio's holdings to bring it in line with CMIA's global growth strategy. At period's end, the portfolio was focused on what we believe are high quality global growth companies with strong levels of projected earnings growth. Through a stock selection process that is driven by bottom-up, fundamental analysis, the Fund was overweight relative to the benchmark in the information technology, health care and consumer discretionary sectors.

At Period's End

Risk averse market sentiment placed daily, downward pressure on growth-oriented stocks at the beginning of 2016. While these periods are challenging for growth investors, they are not unprecedented. However, history has demonstrated the wisdom of keeping a long-term perspective. We believe that a volatile market can create compelling opportunities. Against that backdrop, we will continue to focus on bottom-up stock selection in managing the portfolio.

Top Ten Holdings (%) (at February 29, 2016)
Novo Nordisk A/S, Class B (Denmark)	3.9
Tencent Holdings Ltd. (China)	3.4
Alibaba Group Holding Ltd., ADR (China)	3.4
Intercontinental Exchange, Inc. (United States)	3.1
MercadoLibre, Inc. (Argentina)	2.8
Ain Holdings, Inc. (Japan)	2.8
Domino's Pizza Enterprises Ltd. (Australia)	2.7
Mobileye NV (Netherlands)	2.7
CVS Health Corp. (United States)	2.7
Adobe Systems, Inc. (United States)	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at February 29, 2016)
Argentina	2.8
Australia	2.7
China	13.4
Denmark	3.8
Germany	1.1
India	1.6
Ireland	4.4
Japan	2.8
Netherlands	4.9
Portugal	1.8
South Korea	1.9
Spain	2.0
Thailand	4.7
United Kingdom	2.8
United States(a)	49.3
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2016
5

COLUMBIA SELECT GLOBAL GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	18.8
Consumer Staples	14.5
Energy	3.6
Financials	8.9
Health Care	21.3
Industrials	2.1
Information Technology	30.2
Materials	0.6
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. Investments in a limited number of companies subject the Fund to greater risk of loss. See the Fund's prospectus for more information on these and other risks.

Annual Report 2016
6

COLUMBIA SELECT GLOBAL GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	884.80	1,017.60	6.84	7.32	1.46
Class C	1,000.00	1,000.00	882.30	1,013.87	10.34	11.07	2.21
Class R	1,000.00	1,000.00	883.90	1,016.36	8.01	8.57	1.71
Class R4	1,000.00	1,000.00	886.30	1,018.85	5.67	6.07	1.21
Class R5	1,000.00	1,000.00	886.50	1,019.24	5.30	5.67	1.13
Class Z	1,000.00	1,000.00	886.30	1,018.85	5.67	6.07	1.21

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
7

COLUMBIA SELECT GLOBAL GROWTH FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 99.6%

Issuer	Shares	Value ($)
ARGENTINA 2.8%
MercadoLibre, Inc.	17,060	1,736,026
AUSTRALIA 2.7%
Domino's Pizza Enterprises Ltd.	40,089	1,673,412
CHINA 13.3%
Alibaba Group Holding Ltd., ADR(a)	30,551	2,102,214
Ctrip.com International Ltd., ADR(a)	26,390	1,079,879
JD.com, Inc., ADR(a)	39,250	1,009,117
Noah Holdings Ltd., ADR(a)	21,760	515,712
Sinopharm Group Co. Class H	174,400	637,298
Tencent Holdings Ltd.	115,200	2,107,875
Vipshop Holdings Ltd., ADR(a)	65,930	732,482
Total		8,184,577
DENMARK 3.8%
Novo Nordisk A/S, Class B	45,822	2,359,131
GERMANY 1.1%
Deutsche Boerse AG	8,300	682,418
INDIA 1.6%
HDFC Bank Ltd., ADR	18,050	953,401
IRELAND 4.4%
ICON PLC(a)	9,990	710,888
Shire PLC, ADR	7,170	1,119,309
Weatherford International PLC(a)	135,720	868,608
Total		2,698,805
JAPAN 2.8%
Ain Holdings, Inc.	37,400	1,698,768
NETHERLANDS 4.9%
Core Laboratories NV	12,710	1,333,788
Mobileye NV(a)	51,270	1,664,224
Total		2,998,012
PORTUGAL 1.8%
Jeronimo Martins SGPS SA	77,470	1,093,459
SOUTH KOREA 1.9%
LG Household & Health Care Ltd.	1,620	1,137,189
SPAIN 2.0%
Industria de Diseno Textil SA	40,370	1,245,614

Common Stocks (continued)

Issuer	Shares	Value ($)
THAILAND 4.7%
CP ALL PCL, Foreign Registered Shares	1,262,700	1,530,375
Srisawad Power 1979 PCL	1,075,800	1,371,333
Total		2,901,708
UNITED KINGDOM 2.8%
Associated British Foods PLC	13,636	642,345
Signet Jewelers Ltd.	10,173	1,102,753
Total		1,745,098
UNITED STATES 49.0%
Acuity Brands, Inc.	6,230	1,304,749
Adobe Systems, Inc.(a)	18,230	1,552,284
Alexion Pharmaceuticals, Inc.(a)	8,310	1,170,048
Amazon.com, Inc.(a)	1,820	1,005,586
Biogen, Inc.(a)	2,990	775,666
Bristol-Myers Squibb Co.	18,470	1,143,847
Celgene Corp.(a)	11,790	1,188,786
Cognizant Technology Solutions Corp., Class A(a)	24,310	1,385,184
CVS Health Corp.	16,719	1,624,585
DexCom, Inc.(a)	12,360	804,142
Edwards Lifesciences Corp.(a)	4,210	366,270
Facebook, Inc., Class A(a)	14,156	1,513,560
Illumina, Inc.(a)	6,110	917,966
Intercept Pharmaceuticals, Inc.(a)	9,320	1,038,062
Intercontinental Exchange, Inc.	8,070	1,924,372
LinkedIn Corp., Class A(a)	7,230	847,284
Monster Beverage Corp.(a)	9,170	1,150,835
Nike, Inc., Class B	19,322	1,190,042
Palo Alto Networks, Inc.(a)	7,560	1,094,612
Priceline Group, Inc. (The)(a)	1,036	1,310,758
Salesforce.com, inc.(a)	10,250	694,437
ServiceNow, Inc.(a)	18,530	1,018,965
Sherwin-Williams Co. (The)	1,310	354,355
Splunk, Inc.(a)	29,970	1,306,692
Tesla Motors, Inc.(a)	6,040	1,159,257
Vertex Pharmaceuticals, Inc.(a)	9,447	807,624
Visa, Inc., Class A	20,262	1,466,766
Total		30,116,734
Total Common Stocks (Cost: $69,765,045)		61,224,352

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA SELECT GLOBAL GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Money Market Funds 0.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(b)(c)	91,186	91,186
Total Money Market Funds (Cost: $91,186)		91,186
Total Investments (Cost: $69,856,231)		61,315,538
Other Assets & Liabilities, Net		184,427
Net Assets		61,499,965

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at February 29, 2016

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Citi	4/20/16	425,000	AUD	305,317	USD	2,673	—
Citi	4/20/16	12,702,000	DKK	1,877,189	USD	21,609	—
Citi	4/20/16	4,984,000	ILS	1,277,719	USD	—	(1,240)
Citi	4/20/16	12,613,000	INR	181,202	USD	—	(1,874)
Citi	4/20/16	225,499,000	KRW	181,851	USD	154	—
Citi	4/20/16	93,171,000	THB	2,605,453	USD	—	(5,995)
Citi	4/20/16	370,491	USD	1,479,000	BRL	—	(7,097)
Citi	4/20/16	1,725,582	USD	2,349,000	CAD	10,647	—
Citi	4/20/16	1,867,471	USD	1,851,000	CHF	—	(8,999)
Citi	4/20/16	2,420,303	USD	2,197,000	EUR	—	(26,633)
Citi	4/20/16	2,179,959	USD	1,565,000	GBP	—	(1,323)
Citi	4/20/16	182,358	USD	2,471,040,000	IDR	902	—
Citi	4/20/16	3,053,419	USD	343,644,000	JPY	—	(838)
Citi	4/20/16	306,185	USD	5,579,000	MXN	254	—
Citi	4/20/16	183,098	USD	774,000	MYR	1,259	—
Citi	4/20/16	121,790	USD	1,055,000	NOK	—	(599)
Citi	4/20/16	247,126	USD	19,058,000	RUB	2,541	—
Citi	4/20/16	604,177	USD	5,143,000	SEK	—	(2,319)
Citi	4/20/16	303,995	USD	427,000	SGD	—	(661)
Citi	4/20/16	789,712	USD	26,267,000	TWD	—	(2,520)
Citi	4/20/16	427,176	USD	6,715,000	ZAR	—	(8,184)
Total						40,039	(68,282)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA SELECT GLOBAL GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	5,141,885	85,871,115	(90,921,814)	91,186	6,052	91,186

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

ILS   Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysia Ringgits

NOK  Norwegian Krone

RUB  Russian Rouble

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  US Dollar

ZAR  South African Rand

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA SELECT GLOBAL GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA SELECT GLOBAL GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Argentina	1,736,026	—	—	1,736,026
Australia	—	1,673,412	—	1,673,412
China	5,439,404	2,745,173	—	8,184,577
Denmark	—	2,359,131	—	2,359,131
Germany	—	682,418	—	682,418
India	953,401	—	—	953,401
Ireland	2,698,805	—	—	2,698,805
Japan	—	1,698,768	—	1,698,768
Netherlands	2,998,012	—	—	2,998,012
Portugal	—	1,093,459	—	1,093,459
South Korea	—	1,137,189	—	1,137,189
Spain	—	1,245,614	—	1,245,614
Thailand	—	2,901,708	—	2,901,708
United Kingdom	1,102,753	642,345	—	1,745,098
United States	30,116,734	—	—	30,116,734
Total Common Stocks	45,045,135	16,179,217	—	61,224,352
Money Market Funds	—	91,186	—	91,186
Total Investments	45,045,135	16,270,403	—	61,315,538
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	40,039	—	40,039
Liabilities
Forward Foreign Currency Exchange Contracts	—	(68,282)	—	(68,282)
Total	45,045,135	16,242,160	—	61,287,295

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA SELECT GLOBAL GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	5,141,885	5,141,885	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA SELECT GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $69,765,045)	$61,224,352
Affiliated issuers (identified cost $91,186)	91,186
Total investments (identified cost $69,856,231)	61,315,538
Unrealized appreciation on forward foreign currency exchange contracts	40,039
Receivable for:
Investments sold	376,176
Capital shares sold	209,611
Dividends	22,440
Foreign tax reclaims	34,530
Expense reimbursement due from Investment Manager	798
Prepaid expenses	1,281
Other assets	3,345
Total assets	62,003,758
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	68,282
Payable for:
Investments purchased	221,838
Capital shares purchased	121,865
Investment management fees	4,401
Distribution and/or service fees	1,928
Transfer agent fees	8,926
Compensation of board members	35,324
Audit fees	27,710
Other expenses	10,808
Other liabilities	2,711
Total liabilities	503,793
Net assets applicable to outstanding capital stock	$61,499,965
Represented by
Paid-in capital	$66,762,631
Excess of distributions over net investment income	(178,112)
Accumulated net realized gain	3,488,246
Unrealized appreciation (depreciation) on:
Investments	(8,540,693)
Foreign currency translations	(3,864)
Forward foreign currency exchange contracts	(28,243)
Total — representing net assets applicable to outstanding capital stock	$61,499,965

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA SELECT GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$40,251,514
Shares outstanding	3,612,340
Net asset value per share	$11.14
Maximum offering price per share(a)	$11.82
Class C
Net assets	$13,110,918
Shares outstanding	1,232,784
Net asset value per share	$10.64
Class R
Net assets	$542,604
Shares outstanding	49,443
Net asset value per share	$10.97
Class R4
Net assets	$1,451,034
Shares outstanding	128,259
Net asset value per share	$11.31
Class R5
Net assets	$194,161
Shares outstanding	17,135
Net asset value per share	$11.33
Class Z
Net assets	$5,949,734
Shares outstanding	525,827
Net asset value per share(b)	$11.31

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA SELECT GLOBAL GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$553,575
Dividends — affiliated issuers	6,052
Foreign taxes withheld	(42,187)
Total income	517,440
Expenses:
Investment management fees	579,671
Distribution and/or service fees
Class A	105,634
Class C	132,774
Class R	3,822
Transfer agent fees
Class A	73,380
Class C	23,050
Class R	1,326
Class R4	3,144
Class R5	67
Class Z	14,688
Compensation of board members	8,424
Custodian fees	9,232
Printing and postage fees	34,347
Registration fees	79,386
Audit fees	31,995
Legal fees	6,345
Other	12,187
Total expenses	1,119,472
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(67,388)
Total net expenses	1,052,084
Net investment loss	(534,644)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	4,829,507
Foreign currency translations	4,130
Forward foreign currency exchange contracts	(9,536)
Net realized gain	4,824,101
Net change in unrealized appreciation (depreciation) on:
Investments	(16,685,654)
Foreign currency translations	(1,310)
Forward foreign currency exchange contracts	(28,243)
Net change in unrealized depreciation	(16,715,207)
Net realized and unrealized loss	(11,891,106)
Net decrease in net assets from operations	$(12,425,750)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA SELECT GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment loss	$(534,644)	$(230,966)
Net realized gain	4,824,101	1,425,646
Net change in unrealized appreciation (depreciation)	(16,715,207)	2,415,716
Net increase (decrease) in net assets resulting from operations	(12,425,750)	3,610,396
Distributions to shareholders
Net realized gains
Class A	(803,670)	(2,764,186)
Class C	(279,405)	(887,467)
Class R	(16,700)	(182,013)
Class R4	(28,269)	(459,456)
Class R5	(3,602)	(947)
Class Z	(124,325)	(961,963)
Total distributions to shareholders	(1,255,971)	(5,256,032)
Increase in net assets from capital stock activity	19,985,559	6,284,927
Total increase in net assets	6,303,838	4,639,291
Net assets at beginning of year	55,196,127	50,556,836
Net assets at end of year	$61,499,965	$55,196,127
Excess of distributions over net investment income	$(178,112)	$(128,079)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA SELECT GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	2,391,917	31,704,787	1,148,935	15,263,367
Distributions reinvested	60,162	768,340	189,257	2,462,861
Redemptions	(1,210,123)	(15,498,132)	(811,624)	(10,777,832)
Net increase	1,241,956	16,974,995	526,568	6,948,396
Class C shares
Subscriptions	607,844	7,774,948	346,459	4,469,314
Distributions reinvested	20,535	250,483	52,657	662,210
Redemptions	(124,201)	(1,500,431)	(213,551)	(2,732,087)
Net increase	504,178	6,525,000	185,565	2,399,437
Class R shares
Subscriptions	37,427	474,380	12,829	166,892
Distributions reinvested	1,313	16,514	4,350	56,032
Redemptions	(37,562)	(418,421)	(137,884)	(1,808,527)
Net increase (decrease)	1,178	72,473	(120,705)	(1,585,603)
Class R4 shares
Subscriptions	104,134	1,378,842	282,964	3,943,393
Distributions reinvested	2,179	28,228	34,739	458,438
Redemptions	(262,903)	(3,552,132)	(137,419)	(1,819,453)
Net increase (decrease)	(156,590)	(2,145,062)	180,284	2,582,378
Class R5 shares
Subscriptions	15,317	207,106	3,476	46,139
Distributions reinvested	275	3,561	54	690
Redemptions	(2,147)	(25,519)	(19)	(239)
Net increase	13,445	185,148	3,511	46,590
Class Z shares
Subscriptions	437,805	5,807,208	278,958	3,651,945
Distributions reinvested	8,376	108,710	53,219	700,855
Redemptions	(565,686)	(7,542,913)	(631,949)	(8,459,071)
Net decrease	(119,505)	(1,626,995)	(299,772)	(4,106,271)
Total net increase	1,484,662	19,985,559	475,451	6,284,927

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA SELECT GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,	Year Ended February 28,				Year Ended February 29,
Class A	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$13.58	$14.05		$10.78	$9.71	$10.16
Income from investment operations:
Net investment loss	(0.09)	(0.06)		(0.06)	(0.04)	(0.05)
Net realized and unrealized gain (loss)	(2.12)	1.02		3.82	1.11	(0.28)
Total from investment operations	(2.21)	0.96		3.76	1.07	(0.33)
Less distributions to shareholders:
Net investment income	—	—		—	—	(0.01)
Net realized gains	(0.23)	(1.43)		(0.49)	—	(0.10)
Tax return of capital	—	—		—	—	(0.01)
Total distributions to shareholders	(0.23)	(1.43)		(0.49)	—	(0.12)
Net asset value, end of period	$11.14	$13.58		$14.05	$10.78	$9.71
Total return	(16.49%)	7.53%		35.05%	11.02%	(3.27%)
Ratios to average net assets(a)
Total gross expenses	1.57%	1.71	%(b)	1.80%	2.18%	3.58%
Total net expenses(c)	1.47%	1.49	%(b)	1.51%	1.57%	1.60%
Net investment loss	(0.71%)	(0.44%)		(0.50%)	(0.41%)	(0.50%)
Supplemental data
Net assets, end of period (in thousands)	$40,252	$32,186		$25,902	$10,610	$3,786
Portfolio turnover	154%	98%		149%	98%	112%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA SELECT GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,				Year Ended February 29,
Class C	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$13.07	$13.67		$10.51	$9.53	$10.04
Income from investment operations:
Net investment loss	(0.18)	(0.15)		(0.15)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(2.02)	0.98		3.71	1.09	(0.30)
Total from investment operations	(2.20)	0.83		3.56	0.98	(0.41)
Less distributions to shareholders:
Net investment income	—	—		—	—	(0.00	)(a)
Net realized gains	(0.23)	(1.43)		(0.40)	—	(0.10)
Tax return of capital	—	—		—	—	(0.00	)(a)
Total distributions to shareholders	(0.23)	(1.43)		(0.40)	—	(0.10)
Net asset value, end of period	$10.64	$13.07		$13.67	$10.51	$9.53
Total return	(17.06%)	6.74%		34.01%	10.28%	(4.04%)
Ratios to average net assets(b)
Total gross expenses	2.32%	2.46	%(c)	2.54%	3.03%	4.32%
Total net expenses(d)	2.22%	2.24	%(c)	2.26%	2.32%	2.35%
Net investment loss	(1.45%)	(1.18%)		(1.24%)	(1.10%)	(1.25%)
Supplemental data
Net assets, end of period (in thousands)	$13,111	$9,521		$7,423	$2,586	$2,012
Portfolio turnover	154%	98%		149%	98%	112%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA SELECT GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,				Year Ended February 29,
Class R	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$13.41	$13.92		$10.70	$9.65	$10.13
Income from investment operations:
Net investment loss	(0.12)	(0.06)		(0.09)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	(2.09)	0.98		3.77	1.11	(0.30)
Total from investment operations	(2.21)	0.92		3.68	1.05	(0.37)
Less distributions to shareholders:
Net investment income	—	—		—	—	(0.00	)(a)
Net realized gains	(0.23)	(1.43)		(0.46)	—	(0.10)
Tax return of capital	—	—		—	—	(0.01)
Total distributions to shareholders	(0.23)	(1.43)		(0.46)	—	(0.11)
Net asset value, end of period	$10.97	$13.41		$13.92	$10.70	$9.65
Total return	(16.70%)	7.30%		34.55%	10.88%	(3.62%)
Ratios to average net assets(b)
Total gross expenses	1.82%	1.92	%(c)	2.06%	2.53%	3.82%
Total net expenses(d)	1.72%	1.75	%(c)	1.77%	1.82%	1.85%
Net investment loss	(0.93%)	(0.41%)		(0.69%)	(0.61%)	(0.75%)
Supplemental data
Net assets, end of period (in thousands)	$543	$647		$2,353	$1,645	$1,195
Portfolio turnover	154%	98%		149%	98%	112%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA SELECT GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,
Class R4	2016	2015		2014(a)
Per share data
Net asset value, beginning of period	$13.75	$14.17		$13.95
Income from investment operations:
Net investment loss	(0.03)	(0.02)		(0.01)
Net realized and unrealized gain (loss)	(2.18)	1.03		0.23
Total from investment operations	(2.21)	1.01		0.22
Less distributions to shareholders:
Net realized gains	(0.23)	(1.43)		—
Total distributions to shareholders	(0.23)	(1.43)		—
Net asset value, end of period	$11.31	$13.75		$14.17
Total return	(16.28%)	7.83%		1.58%
Ratios to average net assets(b)
Total gross expenses	1.32%	1.45	%(c)	1.47	%(d)
Total net expenses(e)	1.22%	1.24	%(c)	1.25	%(d)
Net investment loss	(0.26%)	(0.12%)		(0.33	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$1,451	$3,917		$1,482
Portfolio turnover	154%	98%		149%

Notes to Financial Highlights

(a)  Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA SELECT GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,
Class R5	2016	2015		2014(a)
Per share data
Net asset value, beginning of period	$13.76	$14.17		$13.95
Income from investment operations:
Net investment loss	(0.06)	(0.07)		(0.01)
Net realized and unrealized gain (loss)	(2.14)	1.09		0.23
Total from investment operations	(2.20)	1.02		0.22
Less distributions to shareholders:
Net realized gains	(0.23)	(1.43)		—
Total distributions to shareholders	(0.23)	(1.43)		—
Net asset value, end of period	$11.33	$13.76		$14.17
Total return	(16.20%)	7.90%		1.58%
Ratios to average net assets(b)
Total gross expenses	1.21%	1.37	%(c)	1.38	%(d)
Total net expenses(e)	1.14%	1.18	%(c)	1.20	%(d)
Net investment loss	(0.47%)	(0.55%)		(0.37	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$194	$51		$3
Portfolio turnover	154%	98%		149%

Notes to Financial Highlights

(a)  Based on operations from January 8, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA SELECT GLOBAL GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,	Year Ended February 28,				Year Ended February 29,
Class Z	2016	2015		2014	2013	2012
Per share data
Net asset value, beginning of period	$13.75	$14.17		$10.87	$9.76	$10.20
Income from investment operations:
Net investment loss	(0.05)	(0.02)		(0.04)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(2.16)	1.03		3.86	1.13	(0.30)
Total from investment operations	(2.21)	1.01		3.82	1.11	(0.32)
Less distributions to shareholders:
Net investment income	—	—		—	—	(0.01)
Net realized gains	(0.23)	(1.43)		(0.52)	—	(0.10)
Tax return of capital	—	—		—	—	(0.01)
Total distributions to shareholders	(0.23)	(1.43)		(0.52)	—	(0.12)
Net asset value, end of period	$11.31	$13.75		$14.17	$10.87	$9.76
Total return	(16.29%)	7.83%		35.32%	11.37%	(3.12%)
Ratios to average net assets(a)
Total gross expenses	1.32%	1.44	%(b)	1.54%	1.88%	3.32%
Total net expenses(c)	1.22%	1.24	%(b)	1.26%	1.32%	1.35%
Net investment loss	(0.39%)	(0.12%)		(0.29%)	(0.19%)	(0.25%)
Supplemental data
Net assets, end of period (in thousands)	$5,950	$8,874		$13,395	$4,263	$1,438
Portfolio turnover	154%	98%		149%	98%	112%

Notes to Financial Highlights

(a)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(b)  Ratios include line of credit interest expense which is less than 0.01%.

(c)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
24

COLUMBIA SELECT GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Select Global Growth Fund (formerly known as Columbia Marsico Global Fund) (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. Effective November 20, 2015, Columbia Marsico Global Fund was renamed Columbia Select Global Growth Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple

Annual Report 2016
25

COLUMBIA SELECT GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with

Annual Report 2016
26

COLUMBIA SELECT GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other

Annual Report 2016
27

COLUMBIA SELECT GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 29, 2016:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	40,039
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	68,282

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 29, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(9,536)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange risk	(28,243)

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended February 29, 2016:

Derivative Instrument	Average unrealized appreciation($)*	Average unrealized depreciation($)*
Forward foreign currency exchange contracts	11,603	(43,045)

*Based on the ending quarterly outstanding amounts for the year ended February 29, 2016.

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 29, 2016:

Citi ($)
Assets
Forward foreign currency exchange contracts	40,039
Liabilities
Forward foreign currency exchange contracts	68,282
Total Financial and Derivative Net Assets	(28,243)
Total collateral received (pledged)(a)	—
Net Amount(b)	(28,243)

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/(to) counterparties in the event of default.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain.

Annual Report 2016
28

COLUMBIA SELECT GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates.

The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc.

Annual Report 2016
29

COLUMBIA SELECT GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

(Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.67% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.87% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $162,765, and the administrative services fee paid to the Investment Manager was $16,483.

Subadvisory Agreement

Prior to November 20, 2015, The Investment Manager entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensated Marsico to manage the investment of the Fund's assets. Effective November 20, 2015, Marsico no longer serves as the subadviser to the Fund and the Investment Manager has assumed the day-to-day portfolio management of the Fund.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $1,365.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class C	0.17
Class R	0.17
Class R4	0.18
Class R5	0.05
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the

Annual Report 2016
30

COLUMBIA SELECT GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $191,368 for Class A and $1,964 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	Contractual Expense Cap July 1, 2015 through June 30, 2016	Contractual Expense Cap Prior to July 1, 2015
Class A	1.46%	1.64%
Class C	2.21	2.39
Class R	1.71	1.89
Class R4	1.21	1.39
Class R5	1.13	1.33
Class Z	1.21	1.39

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Prior to July 1, 2015, the Fund's expense ratio was subject to a voluntary expense reimbursement arrangement pursuant to which fees were waived and/or expenses reimbursed (excluding certain fees and expenses immediately described above), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the annual rates of 1.49% for Class A, 2.24% for Class C, 1.74% for Class R, 1.24% for Class R4, 1.18% for Class R5 and 1.24% for Class Z.

Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2016
31

COLUMBIA SELECT GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

At February 29, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, foreign currency transactions, net operating loss reclassification, late-year ordinary losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$484,611
Accumulated net realized gain	5,406
Paid-in capital	(490,017)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 29, 2016	February 28, 2015
Ordinary income	$—	$1,608,339
Long-term capital gains	1,255,971	3,647,693
Total	$1,255,971	$5,256,032

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains	$3,852,236
Net unrealized depreciation	(8,904,683)

At February 29, 2016, the cost of investments for federal income tax purposes was $70,220,221 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,748,830
Unrealized depreciation	(10,653,513)
Net unrealized depreciation	(8,904,683)

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat late-year ordinary losses of $186,390 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $120,363,107 and $95,631,056, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was

Annual Report 2016
32

COLUMBIA SELECT GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 8. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, affiliated shareholders of record owned 51.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Health Care Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of

Annual Report 2016
33

COLUMBIA SELECT GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
34

COLUMBIA SELECT GLOBAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Select Global Growth Fund (formerly known as Columbia Marsico Global Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Global Growth Fund (formerly known as Columbia Marsico Global Fund) (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
35

COLUMBIA SELECT GLOBAL GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Capital Gain Dividend	$5,340,170

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
36

COLUMBIA SELECT GLOBAL GROWTH FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
37

COLUMBIA SELECT GLOBAL GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
38

COLUMBIA SELECT GLOBAL GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
39

COLUMBIA SELECT GLOBAL GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
40

COLUMBIA SELECT GLOBAL GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
41

COLUMBIA SELECT GLOBAL GROWTH FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
42

COLUMBIA SELECT GLOBAL GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
43

Columbia Select Global Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN187_02_F01_(04/16)

ANNUAL REPORT

February 29, 2016

COLUMBIA SELECT LARGE CAP EQUITY FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $472 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of December 31, 2015. Source: Ameriprise Q4 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of December 31, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of September 2015 for Threadneedle Asset Management Limited.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

Investment strategies to help meet investor needs

We are committed to helping investors navigate financial challenges to reach their desired outcomes. The possibilities are endless.

Your success is our priority.

Retire comfortably

Fund college or higher education

Leave a legacy

Generate an appropriate stream of income in retirement

Traditional approaches to income may no longer be adequate — and they may no longer provide the diversification benefits they once did. Investors need to rethink how they generate retirement income.

Worried about running out of income? You are not alone.

Navigate a changing interest rate environment

Even in today's challenging interest rate environment, it's still possible to navigate markets and achieve your goals.

Make investment choices designed specifically for this market environment.

Maximize after-tax returns

In an environment where what you keep is more important than what you earn, municipal bonds can help mitigate higher taxes while providing attractive yields compared to other investment options.

You've worked too hard building your wealth to lose it to taxes.

Grow assets to achieve financial goals

Finding growth opportunities in today's complex market environment requires strong research capabilities, creative thinking and a disciplined approach.

Do your investments deliver the portfolio growth you need?

Ease the impact of volatile markets

With increasing concerns about market volatility, investors should consider diversifying their portfolios with non-traditional holdings.

Interested in turning volatility into opportunity?

To find out more, contact your financial professional, call 800.426.3750 or visit columbiathreadneedle.com/us

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2016 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2016

COLUMBIA SELECT LARGE CAP EQUITY FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Important Information About This Report	39

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2016

COLUMBIA SELECT LARGE CAP EQUITY FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Select Large Cap Equity Fund (the Fund) Class A shares returned -5.38% excluding sales charges for the 12-month period that ended February 29, 2016.

■  The Fund outperformed its benchmark, the S&P 500 Index, which returned -6.19% for the same period.

■  Stock selection in a difficult market environment enabled the Fund to outperform its benchmark.

Average Annual Total Returns (%) (for period ended February 29, 2016)

	Inception	1 Year	5 Years	10 Years
Class A	08/02/99
Excluding sales charges		-5.38	9.35	6.13
Including sales charges		-10.79	8.06	5.51
Class B	08/02/99
Excluding sales charges		-6.04	8.54	5.34
Including sales charges		-10.23	8.32	5.34
Class C	08/02/99
Excluding sales charges		-6.05	8.53	5.33
Including sales charges		-6.89	8.53	5.33
Class I*	09/27/10	-4.95	9.79	6.49
Class R5*	11/08/12	-5.05	9.69	6.43
Class W*	09/27/10	-5.36	9.38	6.16
Class Z	10/02/98	-5.09	9.63	6.39
S&P 500 Index		-6.19	10.13	6.44

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2016
2

COLUMBIA SELECT LARGE CAP EQUITY FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2006 – February 29, 2016)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2016
3

COLUMBIA SELECT LARGE CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Peter Santoro, CFA

Melda Mergen, CFA, CAIA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2016 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 29, 2016)
Microsoft Corp.	4.2
Exxon Mobil Corp.	3.0
Philip Morris International, Inc.	2.9
JPMorgan Chase & Co.	2.9
Home Depot, Inc. (The)	2.8
Alphabet, Inc., Class C	2.6
CVS Health Corp.	2.6
PepsiCo, Inc.	2.5
Berkshire Hathaway, Inc., Class B	2.5
Comcast Corp., Class A	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

At February 29, 2016, approximately 43.9% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended February 29, 2016, the Fund's Class A shares returned -5.38% excluding sales charges. The Fund outperformed its benchmark, the S&P 500 Index, which returned -6.19% for the same period. Stock selection in a difficult market environment enabled the Fund to outperform its benchmark.

Mounting Global Pressures Weighed on Markets

Around the world, investors turned cautious over the 12-month period that ended February 29, 2016, as lackluster economic growth, contentious geopolitical conflicts and a shift in U.S. monetary policy weighed on confidence. Subpar global economic growth continued for a fourth straight year, with China's slowdown heading the list of disappointments. Conflicts in the Middle East and terrorism, both at home and abroad, heightened security fears. Plummeting oil prices and a rising dollar rounded the list of mounting pressures. A widening trade deficit also took a significant bite out of growth.

Despite these setbacks, the U.S. economy continued to expand for the seventh consecutive year. U.S. labor markets recovered and consumer spending strengthened. The housing market inched forward, although sales slipped near the end of the period as new industry regulation led to longer closing periods. Manufacturing activity softened, putting a damper on growth.

Modest stock market gains in the first half of the period were wiped out in the second half. The S&P 500 Index, a broad measure of U.S. stock market performance, returned -6.19%, including dividends. Large-cap stocks held up better than mid- and small-cap stocks, and growth stocks outperformed value stocks.

In December 2015, the Federal Reserve (the Fed) raised the target range of its benchmark interest rate by a quarter of a point, ending a lengthy debate about whether the economy was strong enough to withstand higher borrowing costs. Mixed economic signals early in 2016 put additional rate hikes on hold — at least for now.

Contributors and Detractors

Stock selection in the consumer staples sector produced strong results for the Fund, led by Tyson Foods, Altria Group and Phillip Morris International. Tyson Foods consistently outperformed expectations, delivering productivity gains associated with the company's integration of Hillshire Brands, which it acquired in 2014. The company also has benefited from the consumer shift to more protein-based diets. Lower

Annual Report 2016
4

COLUMBIA SELECT LARGE CAP EQUITY FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

grain prices resulted in lower material costs, which helped boost earnings. Altria Group and Phillip Morris International appealed to investors looking for a bond-proxy in a low-rate environment. Both are high-yielding names. Altria Group and Phillip Morris International kept costs under control and benefited from pricing gains and innovations that led to market share gains. Altria Group had an added benefit: it owns more than 25% of SABMiller, the world's second largest brewer of beer. SABMiller received a takeover bid from Anheuser Busch InBev, which bolstered Altria Group's gains.

In the financials sector, positions in two real estate investment trusts (REITs) contributed solid returns for the period. Public Storage, a storage REIT, used its sizeable market share to raise prices. American Tower, which owns and operates communication towers for wireless and broadcast companies, has been the beneficiary of increased data usage among consumers. In the information technology sector, Microsoft, Alphabet (formerly Google) and Facebook were strong performers. A substantial position in Microsoft aided returns, as investors rewarded the company's healthy balance sheet, solid cash flow and adaptation to new technologies under the leadership of its relatively new CEO. At Google, a new CFO increased transparency by breaking up business lines and operations under the new Alphabet holding company, making it easier for investors to analyze the company. Both Google and Facebook have been clear beneficiaries of a shift from traditional to digital advertising.

In a difficult period for stock markets around the world, the gains from these positions were not enough to offset losses, especially in the weak-performing energy sector. Kinder Morgan, a pipeline company, lost ground as investors took a dim view of the company's added leverage. It accessed the capital markets to meet its growth targets. We sold the stock. Also in energy, BP, an integrated gas and oil company, and Anadarko Petroleum, an American petroleum and natural gas exploration and production company, were hit hard by falling commodity prices. In the consumer discretionary sector, a position in DISH Network disappointed. The company's basic satellite broadcasting business has been struggling and investors lost patience waiting for the company to monetize the considerable wireless spectrum it owns. In the construction and engineering segment of the industrials sector, Quanta Services lost ground as contracts that the company expected to have signed were delayed, and it lowered earnings estimates dramatically — and somewhat unexpectedly. We exited the position.

The Fund aims to deliver long-term capital growth by investing in both growth and value companies that are believed to demonstrate some form of innovation, that are re-structuring or streamlining operations, that have powerful free cash flow generation, that have strong or improving balance sheets and that are committed to returning capital in the form of increasing dividend payouts and share buybacks. We remain comfortable with this approach in any market environment.

Portfolio Breakdown (%) (at February 29, 2016)
Common Stocks	92.8
Convertible Preferred Stocks	4.1
Money Market Funds	3.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at February 29, 2016)
Consumer Discretionary	12.5
Consumer Staples	11.6
Energy	7.4
Financials	16.7
Health Care	13.9
Industrials	11.9
Information Technology	21.1
Materials	1.5
Utilities	3.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in a limited number of companies or sectors, subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund's prospectus for information on these and other risks.

Annual Report 2016
5

COLUMBIA SELECT LARGE CAP EQUITY FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2015 – February 29, 2016

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	985.30	1,019.00	5.82	5.92	1.18
Class B	1,000.00	1,000.00	982.40	1,015.27	9.51	9.67	1.93
Class C	1,000.00	1,000.00	981.40	1,015.27	9.51	9.67	1.93
Class I	1,000.00	1,000.00	988.50	1,020.98	3.86	3.92	0.78
Class R5	1,000.00	1,000.00	987.50	1,020.74	4.10	4.17	0.83
Class W	1,000.00	1,000.00	986.20	1,019.00	5.83	5.92	1.18
Class Z	1,000.00	1,000.00	987.30	1,020.24	4.60	4.67	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 366.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2016
6

COLUMBIA SELECT LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS

February 29, 2016

(Percentages represent value of investments compared to net assets)

Common Stocks 93.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 12.2%
Internet & Catalog Retail 2.4%
Amazon.com, Inc.(a)	21,000	11,602,920
Media 3.5%
Comcast Corp., Class A	207,644	11,987,288
DISH Network Corp., Class A(a)	112,530	5,303,539
Total		17,290,827
Specialty Retail 4.9%
Foot Locker, Inc.	39,390	2,461,875
Home Depot, Inc. (The)	109,034	13,533,300
TJX Companies, Inc. (The)	110,983	8,223,841
Total		24,219,016
Textiles, Apparel & Luxury Goods 1.4%
Coach, Inc.	168,750	6,571,125
Total Consumer Discretionary		59,683,888
CONSUMER STAPLES 9.7%
Beverages 2.5%
PepsiCo, Inc.	123,890	12,118,920
Food & Staples Retailing 2.5%
CVS Health Corp.	125,344	12,179,676
Tobacco 4.7%
Altria Group, Inc.	151,222	9,310,739
Philip Morris International, Inc.	150,513	13,701,198
Total		23,011,937
Total Consumer Staples		47,310,533
ENERGY 6.1%
Energy Equipment & Services 1.1%
Schlumberger Ltd.	73,881	5,298,745
Oil, Gas & Consumable Fuels 5.0%
BP PLC, ADR	166,070	4,830,976
EOG Resources, Inc.	85,840	5,557,282
Exxon Mobil Corp.	179,240	14,366,086
Total		24,754,344
Total Energy		30,053,089
FINANCIALS 16.2%
Banks 4.6%
Citigroup, Inc.	234,400	9,106,440
JPMorgan Chase & Co.	242,733	13,665,868
Total		22,772,308

Common Stocks (continued)

Issuer	Shares	Value ($)
Capital Markets 4.3%
Bank of New York Mellon Corp. (The)	231,470	8,191,723
BlackRock, Inc.	24,488	7,639,277
Invesco Ltd.	198,950	5,319,923
Total		21,150,923
Diversified Financial Services 2.5%
Berkshire Hathaway, Inc., Class B(a)	90,276	12,112,331
Real Estate Investment Trusts (REITs) 4.8%
American Tower Corp.	76,510	7,054,222
AvalonBay Communities, Inc.	40,110	6,884,480
Public Storage	24,955	6,226,023
Simon Property Group, Inc.	18,154	3,444,359
Total		23,609,084
Total Financials		79,644,646
HEALTH CARE 12.1%
Biotechnology 3.1%
Alexion Pharmaceuticals, Inc.(a)	25,721	3,621,517
Biogen, Inc.(a)	11,950	3,100,069
BioMarin Pharmaceutical, Inc.(a)	17,030	1,394,246
Celgene Corp.(a)	44,390	4,475,843
Vertex Pharmaceuticals, Inc.(a)	29,545	2,525,802
Total		15,117,477
Health Care Equipment & Supplies 2.2%
Medtronic PLC	135,312	10,471,796
Health Care Providers & Services 3.7%
Aetna, Inc.	58,766	6,383,751
Express Scripts Holding Co.(a)	77,706	5,468,948
Laboratory Corp. of America Holdings(a)	58,407	6,415,425
Total		18,268,124
Life Sciences Tools & Services 1.8%
Thermo Fisher Scientific, Inc.	69,667	9,000,280
Pharmaceuticals 1.3%
Bristol-Myers Squibb Co.	103,186	6,390,309
Total Health Care		59,247,986
INDUSTRIALS 11.5%
Aerospace & Defense 5.8%
Honeywell International, Inc.	71,040	7,199,904
Lockheed Martin Corp.	33,742	7,281,186

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
7

COLUMBIA SELECT LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Common Stocks (continued)

Issuer	Shares	Value ($)
Northrop Grumman Corp.	33,320	6,404,770
United Technologies Corp.	75,780	7,321,864
Total		28,207,724
Air Freight & Logistics 1.9%
United Parcel Service, Inc., Class B	94,830	9,155,836
Airlines 1.5%
Delta Air Lines, Inc.	157,680	7,606,483
Industrial Conglomerates 1.1%
Carlisle Companies, Inc.	61,260	5,523,202
Machinery 1.2%
Xylem, Inc.	161,150	6,028,622
Total Industrials		56,521,867
INFORMATION TECHNOLOGY 20.5%
Communications Equipment 3.0%
Cisco Systems, Inc.	362,670	9,494,700
Palo Alto Networks, Inc.(a)	34,840	5,044,484
Total		14,539,184
Internet Software & Services 6.6%
Alibaba Group Holding Ltd., ADR(a)	23,620	1,625,292
Alphabet, Inc., Class A(a)	9,164	6,572,604
Alphabet, Inc., Class C(a)	18,051	12,595,446
Facebook, Inc., Class A(a)	108,070	11,554,845
Total		32,348,187
IT Services 1.6%
MasterCard, Inc., Class A	92,913	8,075,998
Semiconductors & Semiconductor Equipment 1.4%
Lam Research Corp.	95,920	7,030,936
Software 6.3%
Electronic Arts, Inc.(a)	93,324	5,995,133
Microsoft Corp.	390,443	19,865,740
Red Hat, Inc.(a)	74,300	4,855,505
Total		30,716,378
Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	82,727	7,998,874
Total Information Technology		100,709,557
MATERIALS 1.4%
Chemicals 1.4%
Eastman Chemical Co.	108,740	6,975,671
Total Materials		6,975,671

Common Stocks (continued)

Issuer	Shares	Value ($)
UTILITIES 3.3%
Electric Utilities 1.3%
Edison International	91,750	6,253,680
Multi-Utilities 2.0%
PG&E Corp.	170,877	9,693,852
Total Utilities		15,947,532
Total Common Stocks (Cost: $419,703,151)		456,094,769

Convertible Preferred Stocks 4.1%

CONSUMER STAPLES 1.6%
Food Products 1.6%
Tyson Foods, Inc., 4.750%	108,000	7,786,800
Total Consumer Staples		7,786,800
ENERGY 1.0%
Oil, Gas & Consumable Fuels 1.0%
Hess Corp., 8.000%	90,000	5,011,200
Total Energy		5,011,200
HEALTH CARE 1.5%
Pharmaceuticals 1.5%
Allergan PLC, 5.500%	7,400	7,148,252
Total Health Care		7,148,252
Total Convertible Preferred Stocks (Cost: $18,561,380)		19,946,252

Money Market Funds 3.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.420%(b)(c)	15,435,397	15,435,397
Total Money Market Funds (Cost: $15,435,397)		15,435,397
Total Investments (Cost: $453,699,928)		491,476,418
Other Assets & Liabilities, Net		(1,188,249)
Net Assets		490,288,169

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
8

COLUMBIA SELECT LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at February 29, 2016.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 29, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	13,232,791	252,003,944	(249,801,338)	15,435,397	27,438	15,435,397

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
9

COLUMBIA SELECT LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 29, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	59,683,888	—	—	59,683,888
Consumer Staples	47,310,533	—	—	47,310,533
Energy	30,053,089	—	—	30,053,089
Financials	79,644,646	—	—	79,644,646
Health Care	59,247,986	—	—	59,247,986
Industrials	56,521,867	—	—	56,521,867
Information Technology	100,709,557	—	—	100,709,557
Materials	6,975,671	—	—	6,975,671
Utilities	15,947,532	—	—	15,947,532
Total Common Stocks	456,094,769	—	—	456,094,769
Convertible Preferred Stocks
Consumer Staples	7,786,800	—	—	7,786,800
Energy	5,011,200	—	—	5,011,200
Health Care	7,148,252	—	—	7,148,252
Total Convertible Preferred Stocks	19,946,252	—	—	19,946,252
Money Market Funds	—	15,435,397	—	15,435,397
Total Investments	476,041,021	15,435,397	—	491,476,418

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are valued based upon utilizing observable market inputs, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets and/or fund per share market values which are not considered publicly available.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets is not considered publicly available. Fund per share market values were obtained using observable market inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
10

COLUMBIA SELECT LARGE CAP EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

February 29, 2016

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
—	13,232,791	13,232,791	—

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
11

COLUMBIA SELECT LARGE CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2016

Assets
Investments, at value
Unaffiliated issuers (identified cost $438,264,531)	$476,041,021
Affiliated issuers (identified cost $15,435,397)	15,435,397
Total investments (identified cost $453,699,928)	491,476,418
Receivable for:
Investments sold	8,603,136
Capital shares sold	44,200
Regulatory settlements (Note 6)	387,115
Dividends	972,187
Expense reimbursement due from Investment Manager	1,703
Prepaid expenses	1,917
Trustees' deferred compensation plan	9,785
Total assets	501,496,461
Liabilities
Payable for:
Investments purchased	10,252,645
Capital shares purchased	698,196
Investment management fees	31,242
Distribution and/or service fees	2,891
Transfer agent fees	43,370
Compensation of board members	132,685
Other expenses	37,478
Trustees' deferred compensation plan	9,785
Total liabilities	11,208,292
Net assets applicable to outstanding capital stock	$490,288,169
Represented by
Paid-in capital	$455,252,776
Undistributed net investment income	261,666
Accumulated net realized loss	(3,002,763)
Unrealized appreciation (depreciation) on:
Investments	37,776,490
Total — representing net assets applicable to outstanding capital stock	$490,288,169

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
12

COLUMBIA SELECT LARGE CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

February 29, 2016

Class A
Net assets	$119,928,262
Shares outstanding	11,048,839
Net asset value per share	$10.85
Maximum offering price per share(a)	$11.51
Class B
Net assets	$197,042
Shares outstanding	19,545
Net asset value per share	$10.08
Class C
Net assets	$4,739,428
Shares outstanding	470,486
Net asset value per share	$10.07
Class I
Net assets	$215,503,915
Shares outstanding	19,978,470
Net asset value per share	$10.79
Class R5
Net assets	$152,805
Shares outstanding	13,823
Net asset value per share	$11.05
Class W
Net assets	$2,052
Shares outstanding	189
Net asset value per share(b)	$10.85
Class Z
Net assets	$149,764,665
Shares outstanding	13,895,000
Net asset value per share	$10.78

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
13

COLUMBIA SELECT LARGE CAP EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended February 29, 2016

Net investment income
Income:
Dividends — unaffiliated issuers	$9,140,773
Dividends — affiliated issuers	27,438
Foreign taxes withheld	(17,085)
Total income	9,151,126
Expenses:
Investment management fees	3,985,877
Distribution and/or service fees
Class A	331,296
Class B	2,856
Class C	53,597
Class W	6
Transfer agent fees
Class A	260,111
Class B	562
Class C	10,530
Class R5	74
Class W	4
Class Z	362,752
Compensation of board members	9,558
Custodian fees	9,035
Printing and postage fees	43,047
Registration fees	74,876
Audit fees	23,573
Legal fees	9,523
Other	19,415
Total expenses	5,196,692
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(275,109)
Expense reductions	(2,278)
Total net expenses	4,919,305
Net investment income	4,231,821
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	3,774,299
Net realized gain	3,774,299
Net change in unrealized appreciation (depreciation) on:
Investments	(36,117,272)
Net change in unrealized depreciation	(36,117,272)
Net realized and unrealized loss	(32,342,973)
Net decrease in net assets from operations	$(28,111,152)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
14

COLUMBIA SELECT LARGE CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29, 2016	Year Ended February 28, 2015
Operations
Net investment income	$4,231,821	$9,755,468
Net realized gain	3,774,299	83,744,865
Net change in unrealized depreciation	(36,117,272)	(25,198,870)
Net increase (decrease) in net assets resulting from operations	(28,111,152)	68,301,463
Distributions to shareholders
Net investment income
Class A	(2,157,840)	(1,007,247)
Class B	(2,831)	(319)
Class C	(58,616)	(4,534)
Class I	(3,806,332)	(1,503,373)
Class R5	(2,735)	(2,007)
Class W	(38)	(19)
Class Z	(3,520,854)	(2,231,957)
Net realized gains
Class A	(13,244,121)	(18,823,467)
Class B	(28,656)	(61,089)
Class C	(589,227)	(763,718)
Class I	(16,367,228)	(19,951,363)
Class R5	(12,505)	(20,851)
Class W	(235)	(359)
Class Z	(19,375,941)	(32,532,189)
Total distributions to shareholders	(59,167,159)	(76,902,492)
Increase (decrease) in net assets from capital stock activity	90,025,405	(53,221,887)
Proceeds from regulatory settlements (Note 6)	387,115	—
Total increase (decrease) in net assets	3,134,209	(61,822,916)
Net assets at beginning of year	487,153,960	548,976,876
Net assets at end of year	$490,288,169	$487,153,960
Undistributed net investment income	$261,666	$5,364,902

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
15

COLUMBIA SELECT LARGE CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended February 29, 2016		Year Ended February 28, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,267,110	15,168,328	1,552,952	19,641,450
Distributions reinvested	347,159	4,177,094	382,635	4,838,784
Redemptions	(1,397,306)	(16,457,586)	(1,288,515)	(16,664,333)
Net increase	216,963	2,887,836	647,072	7,815,901
Class B shares
Subscriptions	5,915	65,647	5,143	61,605
Distributions reinvested	1,583	17,729	3,352	39,857
Redemptions(a)	(20,707)	(233,823)	(11,828)	(144,290)
Net decrease	(13,209)	(150,447)	(3,333)	(42,828)
Class C shares
Subscriptions	117,647	1,284,557	118,976	1,449,094
Distributions reinvested	44,637	499,652	47,306	561,416
Redemptions	(171,003)	(1,878,832)	(29,610)	(356,496)
Net increase (decrease)	(8,719)	(94,623)	136,672	1,654,014
Class I shares
Subscriptions	11,418,065	137,538,318	11,943	151,296
Distributions reinvested	1,691,738	20,173,266	1,704,373	21,454,332
Redemptions	(3,423,806)	(40,949,781)	(3,360,476)	(43,470,520)
Net increase (decrease)	9,685,997	116,761,803	(1,644,160)	(21,864,892)
Class R5 shares
Subscriptions	15,948	188,477	9,787	133,111
Distributions reinvested	1,224	14,962	1,760	22,474
Redemptions	(14,294)	(171,161)	(5,563)	(72,865)
Net increase	2,878	32,278	5,984	82,720
Class W shares
Redemptions	—	—	(23)	(300)
Net decrease	—	—	(23)	(300)
Class Z shares
Subscriptions	614,817	7,109,286	736,523	9,333,855
Distributions reinvested	907,917	10,846,354	1,180,060	14,824,535
Redemptions	(4,051,783)	(47,367,082)	(5,070,986)	(65,024,892)
Net decrease	(2,529,049)	(29,411,442)	(3,154,403)	(40,866,502)
Total net increase (decrease)	7,354,861	90,025,405	(4,012,191)	(53,221,887)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
16

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class A	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.86		$13.10		$15.21		$14.09		$13.73
Income from investment operations:
Net investment income	0.05		0.23		0.11		0.10		0.10
Net realized and unrealized gain (loss)	(0.62)		1.53		3.03		1.66		0.36
Total from investment operations	(0.57)		1.76		3.14		1.76		0.46
Less distributions to shareholders:
Net investment income	(0.20)		(0.10)		(0.13)		(0.13)		(0.10)
Net realized gains	(1.24)		(1.90)		(5.12)		(0.51)		—
Total distributions to shareholders	(1.44)		(2.00)		(5.25)		(0.64)		(0.10)
Proceeds from regulatory settlements	0.00	(a)	—		—		—		0.00	(a)
Net asset value, end of period	$10.85		$12.86		$13.10		$15.21		$14.09
Total return	(5.38	%)(b)	14.26%		23.89%		12.83%		3.45%
Ratios to average net assets(c)
Total gross expenses	1.25%		1.25%		1.25%		1.23%		1.21	%(d)
Total net expenses(e)	1.18	%(f)	1.18	%(f)	1.19	%(f)	1.19	%(f)	1.16	%(d)(f)
Net investment income	0.41%		1.79%		0.75%		0.70%		0.77%
Supplemental data
Net assets, end of period (in thousands)	$119,928		$139,311		$133,450		$120,365		$119,434
Portfolio turnover	102%		150%		184%		147%		197%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
17

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class B	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.05		$12.40		$14.64		$13.59		$13.25
Income from investment operations:
Net investment income (loss)	(0.09)		0.12		(0.00	)(a)	(0.01)		(0.00	)(a)
Net realized and unrealized gain (loss)	(0.52)		1.44		2.89		1.60		0.36
Total from investment operations	(0.61)		1.56		2.89		1.59		0.36
Less distributions to shareholders:
Net investment income	(0.12)		(0.01)		(0.01)		(0.03)		(0.02)
Net realized gains	(1.24)		(1.90)		(5.12)		(0.51)		—
Total distributions to shareholders	(1.36)		(1.91)		(5.13)		(0.54)		(0.02)
Proceeds from regulatory settlements	0.00	(a)	—		—		—		0.00	(a)
Net asset value, end of period	$10.08		$12.05		$12.40		$14.64		$13.59
Total return	(6.04	%)(b)	13.38%		22.99%		11.93%		2.72%
Ratios to average net assets(c)
Total gross expenses	2.00%		2.00%		2.00%		1.98%		1.96	%(d)
Total net expenses(e)	1.93	%(f)	1.93	%(f)	1.94	%(f)	1.94	%(f)	1.91	%(d)(f)
Net investment income (loss)	(0.78%)		0.96%		(0.01%)		(0.05%)		(0.04%)
Supplemental data
Net assets, end of period (in thousands)	$197		$395		$448		$700		$813
Portfolio turnover	102%		150%		184%		147%		197%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
18

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class C	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.04		$12.39		$14.63		$13.58		$13.25
Income from investment operations:
Net investment income (loss)	(0.04)		0.14		0.00	(a)	(0.01)		0.00	(a)
Net realized and unrealized gain (loss)	(0.57)		1.42		2.89		1.60		0.35
Total from investment operations	(0.61)		1.56		2.89		1.59		0.35
Less distributions to shareholders:
Net investment income	(0.12)		(0.01)		(0.01)		(0.03)		(0.02)
Net realized gains	(1.24)		(1.90)		(5.12)		(0.51)		—
Total distributions to shareholders	(1.36)		(1.91)		(5.13)		(0.54)		(0.02)
Proceeds from regulatory settlements	0.00	(a)	—		—		—		0.00	(a)
Net asset value, end of period	$10.07		$12.04		$12.39		$14.63		$13.58
Total return	(6.05	%)(b)	13.38%		23.01%		11.94%		2.64%
Ratios to average net assets(c)
Total gross expenses	2.00%		2.00%		2.00%		1.98%		1.96	%(d)
Total net expenses(e)	1.93	%(f)	1.93	%(f)	1.94	%(f)	1.94	%(f)	1.91	%(d)(f)
Net investment income (loss)	(0.35%)		1.16%		0.01%		(0.04%)		0.02%
Supplemental data
Net assets, end of period (in thousands)	$4,739		$5,772		$4,245		$3,436		$2,649
Portfolio turnover	102%		150%		184%		147%		197%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
19

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,			Year Ended February 29,
Class I	2016		2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$12.79		$13.04	$15.15	$14.04	$13.69
Income from investment operations:
Net investment income	0.16		0.26	0.17	0.16	0.15
Net realized and unrealized gain (loss)	(0.67)		1.54	3.03	1.65	0.36
Total from investment operations	(0.51)		1.80	3.20	1.81	0.51
Less distributions to shareholders:
Net investment income	(0.25)		(0.15)	(0.19)	(0.19)	(0.16)
Net realized gains	(1.24)		(1.90)	(5.12)	(0.51)	—
Total distributions to shareholders	(1.49)		(2.05)	(5.31)	(0.70)	(0.16)
Proceeds from regulatory settlements	0.00	(a)	—	—	—	0.00	(a)
Net asset value, end of period	$10.79		$12.79	$13.04	$15.15	$14.04
Total return	(4.95	%)(b)	14.68%	24.51%	13.24%	3.82%
Ratios to average net assets(c)
Total gross expenses	0.81%		0.81%	0.81%	0.79%	0.76	%(d)
Total net expenses(e)	0.78%		0.79%	0.79%	0.79%	0.76	%(d)(f)
Net investment income	1.38%		2.03%	1.16%	1.11%	1.18%
Supplemental data
Net assets, end of period (in thousands)	$215,504		$131,622	$155,624	$128,241	$122,828
Portfolio turnover	102%		150%	184%	147%	197%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
20

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,
Class R5	2016		2015	2014	2013(a)
Per share data
Net asset value, beginning of period	$13.07		$13.28	$15.35	$14.45
Income from investment operations:
Net investment income	0.06		0.39	0.23	0.06
Net realized and unrealized gain (loss)	(0.60)		1.44	3.00	1.51
Total from investment operations	(0.54)		1.83	3.23	1.57
Less distributions to shareholders:
Net investment income	(0.24)		(0.14)	(0.18)	(0.16)
Net realized gains	(1.24)		(1.90)	(5.12)	(0.51)
Total distributions to shareholders	(1.48)		(2.04)	(5.30)	(0.67)
Proceeds from regulatory settlements	0.00	(b)	—	—	—
Net asset value, end of period	$11.05		$13.07	$13.28	$15.35
Total return	(5.05	%)(c)	14.67%	24.40%	11.15%
Ratios to average net assets(d)
Total gross expenses	0.86%		0.86%	0.86%	0.79	%(e)
Total net expenses(f)	0.84%		0.85%	0.83%	0.79	%(e)
Net investment income	0.47%		2.98%	1.77%	1.37	%(e)
Supplemental data
Net assets, end of period (in thousands)	$153		$143	$66	$3
Portfolio turnover	102%		150%	184%	147%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
21

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class W	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.86		$13.10		$15.20		$14.09		$13.73
Income from investment operations:
Net investment income	0.04		0.23		0.11		0.10		0.11
Net realized and unrealized gain (loss)	(0.61)		1.53		3.04		1.66		0.36
Total from investment operations	(0.57)		1.76		3.15		1.76		0.47
Less distributions to shareholders:
Net investment income	(0.20)		(0.10)		(0.13)		(0.14)		(0.11)
Net realized gains	(1.24)		(1.90)		(5.12)		(0.51)		—
Total distributions to shareholders	(1.44)		(2.00)		(5.25)		(0.65)		(0.11)
Proceeds from regulatory settlements	0.00	(a)	—		—		—		0.00	(a)
Net asset value, end of period	$10.85		$12.86		$13.10		$15.20		$14.09
Total return	(5.36	%)(b)	14.29%		24.01%		12.78%		3.48%
Ratios to average net assets(c)
Total gross expenses	1.20%		1.16%		1.21%		1.20%		1.18	%(d)
Total net expenses(e)	1.18	%(f)	1.16	%(f)	1.19	%(f)	1.17	%(f)	1.14	%(d)(f)
Net investment income	0.37%		1.74%		0.75%		0.72%		0.81%
Supplemental data
Net assets, end of period (in thousands)	$2		$2		$3		$3		$3
Portfolio turnover	102%		150%		184%		147%		197%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
22

COLUMBIA SELECT LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended February 29,		Year Ended February 28,						Year Ended February 29,
Class Z	2016		2015		2014		2013		2012
Per share data
Net asset value, beginning of period	$12.78		$13.03		$15.15		$14.04		$13.69
Income from investment operations:
Net investment income	0.07		0.25		0.15		0.13		0.13
Net realized and unrealized gain (loss)	(0.60)		1.53		3.02		1.66		0.36
Total from investment operations	(0.53)		1.78		3.17		1.79		0.49
Less distributions to shareholders:
Net investment income	(0.23)		(0.13)		(0.17)		(0.17)		(0.14)
Net realized gains	(1.24)		(1.90)		(5.12)		(0.51)		—
Total distributions to shareholders	(1.47)		(2.03)		(5.29)		(0.68)		(0.14)
Proceeds from regulatory settlements	0.00	(a)	—		—		—		0.00	(a)
Net asset value, end of period	$10.78		$12.78		$13.03		$15.15		$14.04
Total return	(5.09	%)(b)	14.54%		24.25%		13.08%		3.65%
Ratios to average net assets(c)
Total gross expenses	1.00%		1.00%		1.00%		0.98%		0.95	%(d)
Total net expenses(e)	0.93	%(f)	0.93	%(f)	0.94	%(f)	0.93	%(f)	0.91	%(d)(f)
Net investment income	0.55%		1.92%		1.00%		0.90%		0.99%
Supplemental data
Net assets, end of period (in thousands)	$149,765		$209,909		$255,142		$373,397		$825,292
Portfolio turnover	102%		150%		184%		147%		197%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.07%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Ratios include line of credit interest expense which is less than 0.01%.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2016
23

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

February 29, 2016

Note 1. Organization

Columbia Select Large Cap Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R5, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE;

Annual Report 2016
24

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In

Annual Report 2016
25

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).

ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2015 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Management Fees

Effective July 1, 2015, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.77% to 0.57% as the Fund's net assets increase. The effective management services fee rate for the year ended February 29, 2016 was 0.77% of the Fund's average daily net assets.

Prior to July 1, 2015, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from March 1, 2015 through June 30, 2015, the investment advisory services fee paid to the Investment Manager was $1,176,823, and the administrative services fee paid to the Investment Manager was $99,434.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended February 29, 2016, other expenses paid by the Fund to this company were $2,097.

Annual Report 2016
26

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 29, 2016, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R5	0.05
Class W	0.18
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 29, 2016, these minimum account balance fees reduced total expenses of the Fund by $2,278.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. Also under the Plans, the Fund pays a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund, respectively.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the

Annual Report 2016
27

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Fund's average daily net assets attributable to Class W shares, the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $61,322 for Class A and $778 for Class C shares for the year ended February 29, 2016.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Contractual Expense Cap July 1, 2015 through June 30, 2016	Voluntary Expense Cap Prior to July 1, 2015
Class A	1.18%	1.18%
Class B	1.93	1.93
Class C	1.93	1.93
Class I	0.78	0.80
Class R5	0.83	0.85
Class W	1.18	1.18
Class Z	0.93	0.93

The contractual agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 29, 2016, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, post-October capital losses, re-characterization of distributions for investments, proceeds from regulatory settlements and amortization/accretion on certain convertible securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$214,189
Accumulated net realized loss	222,832
Paid-in capital	(437,021)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended,	February 29, 2016	February 28, 2015
Ordinary income	$26,737,479	$39,200,579
Long-term capital gains	32,429,680	37,701,913
Total	59,167,159	76,902,492

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 29, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$402,929
Net unrealized appreciation	37,048,923

At February 29, 2016, the cost of investments for federal income tax purposes was $454,427,495 and the

Annual Report 2016
28

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$57,494,785
Unrealized depreciation	(20,445,862)
Net unrealized appreciation	37,048,923

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 29, 2016, the Fund will elect to treat post-October capital losses of $2,275,196 as arising on March 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $547,517,805 and $506,616,433, respectively, for the year ended February 29, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended February 29, 2016, the Fund recorded a receivable of $387,115 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlements (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Fund has access to a revolving credit facility whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Effective December 8, 2015, Citibank, N.A. and HSBC Bank USA, N.A. joined JPMorgan Chase Bank, N.A. (JPMorgan) as lead of a syndicate of banks under the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, that permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to December 8, 2015, JPMorgan was the sole lead bank under the credit facility agreement that permitted borrowings up to $550 million under the same terms and interest rates as described above with the exception of the commitment fee which was charged at a rate of 0.075% per annum.

The Fund had no borrowings during the year ended February 29, 2016.

Note 9. Significant Risks

Shareholder Concentration Risk

At February 29, 2016, one unaffiliated shareholder of record owned 32.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 45.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the

Annual Report 2016
29

COLUMBIA SELECT LARGE CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

February 29, 2016

Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Technology and Technology-related Investment Risk

The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various

Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2016
30

COLUMBIA SELECT LARGE CAP EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Select Large Cap Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Equity Fund (the "Fund," a series of Columbia Funds Series Trust) at February 29, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
April 21, 2016

Annual Report 2016
31

COLUMBIA SELECT LARGE CAP EQUITY FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 29, 2016. Shareholders will be notified in early 2017 of the amounts for use in preparing 2016 income tax returns.

Tax Designations:

Qualified Dividend Income	41.99%
Dividends Received Deduction	40.10%
Capital Gain Dividend	$7,038,536

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2016
32

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS

Shareholders elect the Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund's Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Trustees

Independent Trustees

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	124	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	122	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	124	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996

Annual Report 2016
33

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	124

Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development), 2010-2013

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	124	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting) since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	124	Former Trustee, BofA Funds Series Trust (11 funds), 2009-2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003-2011; Chair & CEO, ING Americas, 1996-2003	122	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011

Annual Report 2016
34

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	124

Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Trustee since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	122

Lead Outside Director, Infinity Resources, Inc. (oil and gas exploration and production) since 1994; Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Trustee, Marygrove College (Chair of Finance Committee) since 2007; former Director, OGE Energy Corp. (energy and energy services), 2007-2014

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	124

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting), 2001-2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996; Mitotix Inc., 1993-1994	124

Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002; Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company since 2011

Annual Report 2016
35

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	122

Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

* Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2016
36

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With the Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

182

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006-January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

Annual Report 2016
37

COLUMBIA SELECT LARGE CAP EQUITY FUND

TRUSTEES AND OFFICERS (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund's other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2016
38

COLUMBIA SELECT LARGE CAP EQUITY FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2016
39

Columbia Select Large Cap Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN172_02_F01_(04/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the sixteen series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$341,000	$339,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$33,400	$6,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2016 and 2015, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2016 also includes agreed-upon procedures for the review of Form N-14 and provision of consent in connection with fund mergers.

During the fiscal years ended February 29, 2016 and February 28, 2015, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$79,200	$98,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2016 and 2015 also include Tax Fees for foreign tax filings.

During the fiscal years ended February 29, 2016 and February 28, 2015, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February  29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$110,000	$440,000

In fiscal years 2016 and 2015, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2016 and 2015 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 29, 2016 and February 28, 2015 are approximately as follows:

2016	2015
$222,600	$544,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	April 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	April 21, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 21, 2016